UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04986

Franklin Investors Securities Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area Code: (650) 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/19

Item 1.	Reports to Stockholders.

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended April 30, 2019, the U.S. economy continued to grow amid positive economic data and corporate earnings, and the unemployment rate declined. The U.S. Federal Reserve (Fed) increased its federal funds rate by 0.25% at its December 2018 meeting, bringing the rate from 2.25% at the start of the period to 2.50% by period-end. In March, the Fed kept its key interest rate unchanged and signaled no rate hikes in 2019 based on a more modest economic outlook. The 10-year Treasury yield began the period at 3.15% and declined to 2.51%.

In this environment, the prices of U.S. stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), rose 8.63%, (the index increasing from 2,711.74 to 2,945.83.1,2 Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Index), posted a +5.49% total return (an index increase from 1,997.76 to 2,107.37), which includes reinvestment of interest.3

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Investors Securities Trust’s semiannual report, covering Franklin Convertible Securities Fund, Franklin Equity Income Fund, Franklin Managed Income Fund and Franklin Real Return Fund, includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

1. Source: Copyright © 2019, S&P Dow Jones Indices LLC. All rights reserved.

2. Source: Morningstar. The changes in index prices shown for the S&P 500 do not include reinvestments of income and distributions, which are included in their total returns, which were: S&P 500 +9.76% (index total return resulting in an increase from 5,369.49 to 5,893.81).

3. Sources: Morningstar and Bloomberg Barclays Indices. For the Bloomberg Index, only total return as shown is available, not price change without the inclusion of reinvested income and distributions.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

/s/ Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr. Chairman Franklin Investors Securities Trust

This letter reflects our analysis and opinions as of April 30, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Economic and Market Overview

The U.S. economy grew during the six-month period. After moderating in 2018’s fourth quarter, the economy grew faster in 2019’s first quarter. Growth in consumer spending, inventory investment, exports, state and local government spending and business investment was partly offset by declines in housing investment and federal government spending. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 3.8% in October 2018 to 3.6% at period-end.1 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.5% in October 2018 to 2.0% at period-end.1

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% once during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of its plan to normalize monetary policy. At its March 2019 meeting, the Fed held its target range for the federal funds rate unchanged and signaled no rate hike in 2019. The Fed also lowered its forecasts for economic growth in 2019 and 2020. Furthermore, the Fed mentioned it would end its balance sheet normalization by the end of September 2019.

U.S. equity markets overall rose during the period, benefiting from upbeat economic data and better U.S. corporate earnings. However, markets reflected concerns about the Fed’s interest-rate path, U.S. political uncertainties, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. These concerns were partially alleviated by easing trade tensions and optimism about a potential U.S.-China trade deal. Markets also benefited from the Fed’s indications of a patient approach to its monetary policy decisions. The broad U.S. stock market, as measured by the Standard & Poor’s 500 Index (S&P 500), sold off sharply during 2018’s fourth quarter but rallied in 2019’s first four months, reaching a new all-time high in April 2019. Overall, the S&P 500 posted a +9.76% total return for the six-month period.2

The foregoing information reflects our analysis and opinions as of April 30, 2019. The information is not a complete analysis of every aspect of any market, country, industry, security or fund.

Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics

2. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin Convertible Securities Fund

This semiannual report for Franklin Convertible Securities Fund covers the period ended April 30, 2019. The Fund closed to new investors with limited exceptions on August 29, 2018. Existing investors may continue to purchase additional shares of the Fund.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions. The Fund normally invests at least 80% of its net assets in convertible securities and common stock received upon conversion of convertible securities.

Performance Overview

For the six months under review, the Fund’s Class A shares posted a +14.08% cumulative total return. In comparison, the Fund’s benchmark, the ICE BofA Merrill Lynch (BofAML) All Alternatives U.S. Convertibles Index, which tracks the domestic convertible securities market, posted a +11.10% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

When choosing convertible securities for the Fund, we attempt to maintain a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. We also consider the company’s long-term earnings, asset value and cash flow potential. By investing in convertible securities, the Fund seeks the opportunity to participate in the capital appreciation of underlying stocks, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility, which can limit the risk of loss in a down equity market. Some of the convertible securities in which the Fund may invest have been structured to

Portfolio Composition

Based on Total Net Assets as of 4/30/19

provide enhanced yield, increased equity exposure or enhanced downside protection. These securities typically provide a benefit to the issuer in exchange for the enhanced features, such as a conversion premium that is paid by the Fund. We may invest in convertible securities of companies of any capitalization size, but we generally seek to make the portfolio representative of the entire convertible securities market.

Manager’s Discussion

The information technology (IT), consumer discretionary and communication services sectors contributed most to Fund performance during the period. Among a number of IT positions that contributed notably to performance, the Fund’s holdings of convertible bonds issued by enterprise-grade identity management services provider Okta, communications software developer Twilio and enterprise IT management software provider ServiceNow were top contributors. Okta issued lower fiscal-year 2020 earnings guidance due to anticipated investments related to its pending acquisition of Azuqua (not a Fund holding) and efforts to capture new cloud customers. However, shares of Okta benefited from better-than-expected earnings and revenue during the period, and we believe the company’s larger number of third party, niche integrations and better reliability may give it an advantage over competitors. Twilio continued to benefit from a growing customer base, expanding customer activity, higher average revenue per customer and its core voice and messaging solutions. Furthermore, Twilio Flex, its new contact center solution, and SendGrid, a recently acquired and leading business-to-consumer email messaging company, contributed to revenue growth.

1. Source: ICE BofA Merrill Lynch.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 31.

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FRANKLIN CONVERTIBLE SECURITIES FUND

Top 10 Holdings
4/30/19

Company Sector/Industry	% of Total Net Assets
ServiceNow Inc. Information Technology	2.6%
Workday Inc. Information Technology	2.5%
Okta Inc. Information Technology	2.5%
Atlassian Inc. Information Technology	2.4%
Zendesk Inc. Information Technology	2.4%
Wayfair Inc. Consumer Discretionary	2.4%
Microchip Technology Inc. Information Technology	2.3%
Twilio Inc. Information Technology	2.2%
HubSpot Inc. Information Technology	2.2%
MercadoLibre Inc. Consumer Discretionary	2.2%

In consumer discretionary, our holdings of convertible bonds issued by online home furnishing store Wayfair and online commerce platform provider MercadoLibre contributed to performance. Revenue and market share gains benefited the stock price of Wayfair during the period, despite negative earnings reports, lower earnings guidance and an uncertain path to profitability.

In the communication services sector, our holdings of a security convertible into shares of online and mobile marketplace provider Alibaba Group Holding, contributed to performance. In other sectors, our holdings of convertible preferred stocks issued by consumer packaged goods company Post Holdings (not held at period-end) also aided performance.

In contrast, the health care, materials and energy sectors detracted from Fund performance. In health care, our holdings in convertible bonds issued by biopharmaceutical company Neurocrine Biosciences, biotechnology vaccine company Novavax and medical research and drug development company Serepta Therapeutics (not held at period-end) detracted from performance. In the materials and energy sectors, our holdings in convertible preferred stocks issued by manufacturer International Flavors & Fragrances and convertible bonds issues by oil and gas services company Oil States International hurt results. In other sectors, our holdings in common stocks

CFA® is a trademark owned by CFA Institute.

issued by software games maker Take-Two Interactive Software (not held at period-end) and our holdings in convertible preferred stocks issued by agricultural commodities supplier Bunge also detracted from performance.

Thank you for your continued participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.

/s/ Alan E. Muschott Alan E. Muschott, CFA

/s/ Matthew D. Quinlan Matthew D. Quinlan

Eric Webster, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN CONVERTIBLE SECURITIES FUND

Performance Summary as of April 30, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
6-Month	+14.08%	+7.82%
1-Year	+17.42%	+10.97%
5-Year	+59.87%	+8.61%
10-Year	+246.10%	+12.58%

Advisor
6-Month	+14.27%	+14.27%
1-Year	+17.70%	+17.70%
5-Year	+61.90%	+10.12%
10-Year	+254.98%	+13.51%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with fee waiver)	(without fee waiver)

A	2.35%	1.33%	1.32%

Advisor	2.71%	1.66%	1.64%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 7 for Performance Summary footnotes.

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FRANKLIN CONVERTIBLE SECURITIES FUND

PERFORMANCE SUMMARY

Distributions (11/1/18–4/30/19)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.3192	$0.2088	$0.5443	$1.0723
C	$0.2309	$0.2088	$0.5443	$0.9840
R6	$0.3564	$0.2088	$0.5443	$1.1095
Advisor	$0.3447	$0.2088	$0.5443	$1.0978
Total Annual Operating Expenses[7]

Share Class	With Fee Waiver	Without Fee Waiver
A	0.85%	0.87%
Advisor	0.60%	0.62%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. The Fund may invest in high-yielding, fixed income securities. High yields reflect the higher credit risk associated with these lower-rated securities and, in some cases, the lower market prices for these instruments. Interest rate movements may affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may also invest in foreign securities, which involve special risks, including political uncertainty and currency volatility. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/29/20. Fund investment results reflect the fee waiver; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Distribution rate is based on an annualization of the respective class’s past four quarterly dividends and the maximum offering price (NAV for Advisor Class) per share on 4/30/19.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN CONVERTIBLE SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,140.80	$4.51	$1,020.58	$4.26	0.85%
C	$1,000	$1,137.10	$8.48	$1,016.86	$8.00	1.60%
R6	$1,000	$1,143.00	$2.60	$1,022.36	$2.46	0.49%
Advisor	$1,000	$1,142.70	$3.19	$1,021.82	$3.01	0.60%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Equity Income Fund

This semiannual report for Franklin Equity Income Fund covers the period ended April 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return by emphasizing high current income and long-term capital appreciation, consistent with reasonable risk, by normally investing at least 80% of its net assets in equity securities, including securities convertible into common stocks. The Fund may also invest in debt securities and foreign securities, including emerging markets.

Performance Overview

For the six months under review, the Fund’s Class A shares posted a +8.46% cumulative total return. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500) cumulative total return, which tracks the broad U.S. stock market, posted a +9.76% total return.1 The Fund’s peers, as measured by the Lipper Equity Income Funds Classification Average, which consists of funds chosen by Lipper that seek relatively high current income and growth of income by investing at least 60% of their portfolios in stocks, posted a +7.39% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 12.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on blue chip companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, return on capital, profit margins, balance sheet and liquidation value. We consider dividend yield and the opportunity for

Portfolio Composition

Based on Total Net Assets as of 4/30/19

dividend growth in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

The information technology (IT), industrials and financials sectors contributed most to Fund performance during the

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company. For the six-month period ended 4/30/19, this category consisted of 554 funds. Lipper calculations do not include sales charges, or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered. The indexes are unmanaged and include reinvestment of any income or distributions. They do not include any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 39.

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FRANKLIN EQUITY INCOME FUND

period. Within IT, software and services firm Microsoft, networking hardware and telecommunications equipment maker Cisco Systems and semiconductor solutions manufacturer Texas Instruments were notable contributors. Microsoft is a beneficiary of strong sales execution, a positive enterprise IT spending environment, its status as a critical partner to IT departments in this time of digital transformation, and a large installed base that is successfully moving to higher-value cloud and Service-as-a-Software deployments. The company saw sustained strength in its enterprise cloud computing platform Azure, solid growth in its traditional server products and particularly strong growth in commercial bookings. Furthermore, the company continued to expand gross profit margins and control operational expenses.

In industrials, freight railroad operator Norfolk Southern led returns, and in financials, banks and leading banking companies Bank of America and JPMorgan Chase were top contributors. Bank of America reported better-than-expected fourth quarter 2018 and first-quarter 2019 earnings due to improved investment banking income, strong expense management and good credit trends. In other sectors, branded consumer packaged goods manufacturer Procter & Gamble was also a key contributor. Procter & Gamble benefited from strong revenue growth and market share gains. We believe the company is in an emerging productivity loop, reaping the rewards of cost reductions being reinvested in pricing and supply chain improvements, which encourages more efficiency efforts.

All investment sectors held by the Fund contributed to performance, but the materials, health care and real estate sector contributed less to returns. In materials, manufacturer International Flavors & Fragrances notably detracted from performance, and in health care, managed care company UnitedHealth Group was also a major detractor. UnitedHealth Group’s share price declined as the health care sector was pressured by a number of proposals by senators and presidential hopefuls that aim to restructure how the U.S. health care markets operate.

In other sectors, software and electronics company Apple, diversified financial services company Wells Fargo, oil and gas exploration and production company Occidental Petroleum, health care products manufacturer Pfizer and oil and gas services company Schlumberger (not held at period-end) were key detractors. Apple reported first-quarter 2019 revenue that was in line with market expectations but lower than the prior-year period as a result of lower iPhone sales. The company continued to expand its services offerings, notably with the announcement of the Apple TV+ launch in the fall of

Top 10 Holdings
4/30/19

Company Sector/Industry	% of Total Net Assets

JPMorgan Chase & Co. Financials	4.2%

Microsoft Corp. Information Technology	3.9%

The Procter & Gamble Co. Consumer Staples	2.5%

Chevron Corp. Energy	2.4%

Morgan Stanley Financials	2.4%

Wells Fargo & Co. Financials	2.3%

The Coca-Cola Co. Consumer Staples	2.3%

Johnson & Johnson Health Care	2.3%

PepsiCo Inc. Consumer Staples	2.2%

Merck & Co. Inc. Health Care	2.2%

2019. Wells Fargo was hurt by company management’s announcement that it expected an asset cap to remain in place through the end of 2019 as well as continued legal and regulatory scrutiny. However, the bank saw better loan and deposit growth in 2018’s fourth quarter, while maintaining a strong expense management and clean credit as it continued its recovery efforts. Its capital base and earnings profile remains attractive.

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FRANKLIN EQUITY INCOME FUND

Thank you for your continued participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.

/s/ Matthew D. Quinlan Matthew D. Quinlan

/s/ Alan E. Muschott Alan E. Muschott, CFA

Todd Brighton, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN EQUITY INCOME FUND

Performance Summary as of April 30, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return	[3]

A4

6-Month	+8.46%	+2.49%

1-Year	+10.88%	+4.79%

5-Year	+48.61%	+7.02%

10-Year	+238.22%	+12.32%

Advisor

6-Month	+8.59%	+8.59%

1-Year	+11.10%	+11.10%

5-Year	+50.41%	+8.51%

10-Year	+246.93%	+13.25%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with fee waiver)	(without fee waiver)

A	1.95%	1.64%	1.64%

Advisor	2.22%	1.98%	1.98%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 13 for Performance Summary footnotes.

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FRANKLIN EQUITY INCOME FUND

PERFORMANCE SUMMARY

Distributions (11/1/18–4/30/19)

Share Class	Net Investment Income	Long-Term Capital Gain	Total

A	$0.2916	$0.9957	$1.2873

C	$0.1876	$0.9957	$1.1833

R	$0.2633	$0.9957	$1.2590

R6	$0.3321	$0.9957	$1.3278

Advisor	$0.3226	$0.9957	$1.3183

Total Annual Operating Expenses[7]

Share Class	With Fee Waiver	Without Fee Waiver
A	0.84%	0.85%

Advisor	0.59%	0.60%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price and debt securities when the underlying stock price is low relative to the conversion price. The Fund’s investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/29/20. Fund investment results reflect the fee waiver; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Distribution rate is based on an annualization of the respective class’s current quarterly dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/19.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN EQUITY INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,084.60	$4.34	$1,020.63	$4.21	0.84%
C	$1,000	$1,081.00	$8.20	$1,016.91	$7.95	1.59%
R	$1,000	$1,083.30	$5.48	$1,019.54	$5.31	1.06%
R6	$1,000	$1,086.30	$2.64	$1,022.27	$2.56	0.51%
Advisor	$1,000	$1,085.90	$3.05	$1,021.87	$2.96	0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Managed Income Fund

Formerly, Franklin Balanced Fund

This semiannual report for Franklin Managed Income Fund covers the period ended April 30, 2019. Effective March 31, 2019, the Fund repositioned to become an income strategy.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize income to support monthly distributions, while maintaining the prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of stocks (substantially dividend paying) and debt securities. The Fund normally invests at least 25% of its total assets in debt securities, including bonds, notes, debentures and money market securities, and at least 25% of its total assets in equity securities, primarily common and preferred stock.

Portfolio Composition*

4/30/19

% of Total Net Assets
Stocks	49.5%
Common Stocks	35.0%
Equity-Linked Securities	12.6%
Index-Linked Notes	0.9%
Preferred Stocks	0.4%
Convertible Preferred Stocks	0.3%
Options Purchased	0.3%
Management Investment Companies	0.0%
Bonds	43.1%
Corporate Bonds	36.2%
U.S. Government and Agency Securities	6.9%

Short-Term Investments & Other Net Assets**	7.4%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**Includes money market funds and other net assets (including derivatives).

Performance Overview

For the six months under review, the Fund’s Class A shares posted a cumulative total return of +7.70%. In comparison, the Fund’s new primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks the U.S. investment-grade, taxable bond market, posted a +5.49% total return.1 The Fund’s new secondary benchmark, the blended 25% ICE BofAML U.S. Corporate & High Yield Index, 25% Bloomberg

Barclays U.S. Aggregate Bond Index and 50% MSCI U.S. High Dividend Yield Index (Blended Benchmark), which is a combination of leading stock and bond indexes, posted a +6.96% total return.2 The Bloomberg Barclays U.S. Aggregate Bond Index is replacing the Standard & Poor’s 500 Index (S&P 500) as the Fund’s primary benchmark. The investment manager believes the composition of the Bloomberg Barclays U.S. Aggregate Bond Index represents securities that align more closely with the markets in which the Fund invests. For the same reason, the Fund is adding the Blended Benchmark as a secondary benchmark. The Fund’s prior primary and current third benchmark, the S&P 500, which is a broad measure of U.S. stock performance, posted a +9.76% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 18.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call

(800) 342-5236.

Investment Strategy

We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. In determining an optimal mix of equity and fixed income investments for the Fund, we assess changing economic, market and industry conditions. The Fund seeks income by investing in a combination of corporate, agency and government bonds issued in the U.S. and other countries, as well as common stocks in any market capitalization and convertible securities. The Fund seeks capital appreciation by investing in equity securities and convertible securities of companies from a variety of industries. We may, from time to time, use for various purposes equity-related derivatives, including call and put options and futures on equity securities and equity indexes, options on equity index futures, as well as interest-rate, currency and credit-related derivatives. These purposes include enhancing Fund returns, increasing liquidity,

1. Source: Morningstar.

2. Source: FactSet.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 47.

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FRANKLIN MANAGED INCOME FUND

gaining exposure to particular instruments or markets in more efficient or less expensive ways and/or hedging risks. The use of such derivative transactions may allow the Fund to obtain net long or short exposures to selected securities, markets, interest rates, countries, currencies, credits or durations.

What are put and call options?

A put option is a contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. Put options are most commonly used to protect against the decline of a stock price below a certain price. Conversely, a call option gives the holder the right to buy shares at a specified price within a specified time, regardless of the price in the future before the expiration date. If the stock price rises, the holder of the call option has the right to buy at the agreed-upon price, which could be lower.

What is a future?
A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Manager’s Discussion

Consistent with the Fund’s long-term strategy of investing across asset classes to seek to generate attractive income while seeking opportunities for capital appreciation, performance was supported by healthy diversification and positive overall contributions from the Fund’s equity and fixed income holdings. During the six months under review, our actions and movements in equity and fixed income markets resulted in a decline in equity holdings from 56.2% to 49.5% of total net assets, and a rise in fixed income holdings from 39.2% to 43.1%. Our cash position increased from 4.6% to 7.4% of total net assets. The flexibility to use market volatility to invest in different asset classes remains a core strategy of the Fund.

We reduced our equity exposure amid strong performance during most of the period and our assessment of relative value compared with other asset classes. We substantially trimmed our holdings of exchange-traded funds in Europe and Japan, and we found select opportunities to build on our health care and financials sector holdings.

Dividend Distributions*

11/1/18–4/30/19

	Dividend per Share (cents)

Month	Class A	Class C	Class R	Class R6	Advisor Class

November	3.00	2.25	2.74	3.34	3.25

December	3.00	2.27	2.75	3.32	3.24

January	3.00	2.27	2.75	3.32	3.24

February	3.00	2.27	2.75	3.32	3.24

March	3.58	2.87	3.34	3.90	3.82

April	3.58	2.87	3.34	3.90	3.82

Total	19.16	14.80	17.67	21.10	20.61

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Top Five Equity Holdings

4/30/19

Company Sector/Industry	% of Total Net Assets

JPMorgan Chase & Co. Banks	2.0%

Intel Corp. Information Technology	1.7%

Royal Bank of Canada into Comcast Corp. Communication Services	1.6%

Wells Fargo & Co. Financials	1.5%

Verizon Communications Inc. Communication Services	1.3%

The Fund’s equity holdings in the information technology (IT), consumer staples, utilities and communication services sectors led returns, but strength was broad-based as almost all equity sectors contributed to performance. Within the IT sector, our investments in semiconductor companies, including Analog Devices, Texas Instruments, Broadcom and Intel, benefited performance as corporate results continued to impress despite concerns around trade tensions disrupting their businesses. Microsoft was another key contributor as its cloud computing solution Azure continues to drive steady growth. In consumer staples, Procter & Gamble was another top contributor as its heightened focus on expense management is starting to bear fruit and driving margin expansion and earnings growth. The Fund’s focus on volatility management also contributed to performance as equity index put option positions were able to offset some of the broader equity market declines during the period, which benefited Fund returns.

Conversely, the Fund’s health care equity holdings detracted from performance during the period. The sector was pressured

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FRANKLIN MANAGED INCOME FUND

broadly by a number of proposals by senators and presidential hopefuls that aim to restructure how the U.S. health care markets operate. Within health care, pharmaceuticals companies Pfizer, Bristol Myers Squibb and AstraZeneca detracted from performance.

In other sectors, Apple detracted from the overall strong performance in the IT sector as softening sales of iPhones in the fourth quarter of 2018 drove a decline in the company’s share price. Wells Fargo also detracted from performance.

All areas of fixed income represented in the Fund’s portfolio posted positive returns during the period. The best-performing sectors were materials, health care, consumer discretionary, utilities and consumer staples. Top fixed income contributors included holdings in chemical companies Syngenta and DowDuPont. In health care, Bausch Health, HCA, Anthem and Edwards Lifesciences performed well. In consumer discretionary, NIKE was a notable contributor during the period, and Duke Energy led performance among utilities holdings. All financials holdings overall posted positive returns during the period, with Capital One, Citigroup and Prudential Financial outperforming JPMorgan Chase and Liberty Mutual Group.

The energy sector posted positive returns during the period, but it lagged other sectors. It was pressured broadly by falling crude oil prices in the last two months of 2018, but it gradually recovered toward period-end.

Top Five Fixed Income Holdings

4/30/19

Company Sector/Industry	% of Total Net Assets

U.S. Treasury Note	9.0%

Capital One Financial Corp.	1.1%

Citigroup Inc.	1.0%

Morgan Stanley	1.0%

CHS/Community Health Systems Inc.	1.0%

The Fund continued to add to its U.S. government securities holdings, increasing its allocation to Treasuries during the period. These holdings were all positive contributors to performance.

Thank you for your continued participation in Franklin Managed Income Fund. We look forward to serving your future investment needs.

/s/ Edward D. Perks Edward D. Perks, CFA Alan E. Muschott, CFA Shawn Lyons, CFA Todd Brighton, CFA Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MANAGED INCOME FUND

Performance Summary as of April 30, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4 6-Month	+7.70%	+1.79%
1-Year	+8.49%	+2.50%
5-Year	+30.97%	+4.36%
10-Year	+167.01%	+9.70%
Advisor 6-Month	+7.81%	+7.81%
1-Year	+8.82%	+8.82%
5-Year	+32.72%	+5.82%
10-Year	+174.58%	+10.63%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with fee waiver)	(without fee waiver)

A	3.26%	2.03%	2.03%

Advisor	3.67%	2.39%	2.39%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 20 for Performance Summary footnotes.

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FRANKLIN MANAGED INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	4/30/19	10/31/18	Change
A (FBLAX)	$12.45	$11.89	+$0.56
C (FBMCX)	$12.33	$11.78	+$0.55
R (FBFQX)	$12.49	$11.92	+$0.57
R6 (FBFRX)	$12.49	$11.93	+$0.56
Advisor (FBFZX)	$12.48	$11.92	+$0.56
Distributions (11/1/18–4/30/19)
Share Class	Net Investment Income	Long-Term Capital Gain	Total
A	$0.1916	$0.1418	$0.3334
C	$0.1480	$0.1418	$0.2898
R	$0.1767	$0.1418	$0.3185
R6	$0.2110	$0.1418	$0.3528
Advisor	$0.2061	$0.1418	$0.3479
Total Annual Operating Expenses[7]
Share Class	With Fee Waiver	Without Fee Waiver
A	0.93%	0.96%
Advisor	0.68%	0.71%

See page 20 for Performance Summary footnotes.

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FRANKLIN MANAGED INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

The Fund is not guaranteed to achieve its investment goal of making monthly distributions, while maintaining prospects for capital appreciation nor is there any guarantee that the Fund will provide sufficient income at or through the investor’s retirement. In addition, some of its distributions may be treated in part as a return of capital, which will decrease shareholders’ cost basis in the Fund and affect the amount of any capital gain or loss that they realize when selling or exchanging fund shares. The annual payout rate may be adjusted higher or lower from year to year and could vary substantially over time. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders under the managed distribution policy. Investors who hold the Fund within a tax-advantaged retirement account should consult their tax advisors to discuss tax consequences of receiving cash distributions. In addition, use of the Fund or election of the option to receive distribution payments in cash may be restricted in certain retirement plans by the terms of the governing plan documents and/or the discretion of the plan administrator. Investors are strongly advised to consult with their financial advisor for assistance before selecting the appropriate fund, based on their goals and personal situations, including time horizon, retirement income needs, risk tolerance and tax bracket.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton Fund, contractually guaranteed through 2/29/20. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Distribution rate is based on an annualization of the respective class’s April dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/19.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN MANAGED INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,077.00	$5.00	$1,019.98	$4.86	0.97%
C	$1,000	$1,072.90	$8.84	$1,016.27	$8.60	1.72%
R	$1,000	$1,076.30	$6.28	$1,018.74	$6.11	1.22%
R6	$1,000	$1,079.40	$3.30	$1,021.62	$3.21	0.64%
Advisor	$1,000	$1,078.10	$3.71	$1,021.22	$3.61	0.72%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Real Return Fund

This semiannual report for Franklin Real Return Fund covers the period ended April 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks total return that exceeds the rate of inflation over an economic cycle. Under normal market conditions, the Fund seeks to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk. The Fund shifts its investments among the following general asset classes and at any given time may have a substantial amount of its asset in any one class: inflation-indexed securities and investment-grade fixed income securities issued by governments, corporations and municipal issuers; equity securities with high correlation to broad measures of inflation; and non-dollar denominated inflation-indexed securities.

Portfolio Composition*

Based on Total Net Assets as of 4/30/19

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**In the SOI, the natural resources sector comprises energy and materials.

Performance Overview

For the six months under review, the Fund’s Class A shares had a +2.71% cumulative total return. In comparison, the Bloomberg Barclays U.S. TIPS Index six-month cumulative total return, which tracks the universe of inflation-protected notes issued by the U.S. Treasury that have at least one year to final maturity, had a +4.60% total return.1 Also for comparison, the Consumer Price Index for All Urban Consumers -Non-Seasonally Adjusted (CPI-NSA) six-month cumulative total return, a measure of the average change in prices of all goods and services purchased for consumption by urban householders, rose 1.05% for the same period.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 24.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund uses an active asset allocation strategy to try to achieve its goal of total return that exceeds the rate of inflation over an economic cycle by allocating its assets among securities in various market sectors based on our assessment of changing economic, global market, industry and issuer conditions. When making our investment decisions, we use a top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers to try to take advantage of varying sector reactions to economic events. We will evaluate such criteria as country risk, business cycles, yield curves and values between and within markets.

What is the yield curve?
A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

Manager’s Discussion

At period-end, nearly three quarters of total net assets were invested in Treasury Inflation-Protected Securities (TIPS). For diversification, we also allocated the Fund’s assets to natural resources common stocks, real estate investment trusts (REITS), commodities, infrastructure stocks, repurchase agreements and other short-term investments. We employed a non-U.S. dollar strategy to help hedge against potential U.S. dollar weakness versus certain currencies and concentrated our TIPS holdings in shorter maturities.

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Bureau of Labor Statistics, bls.gov/cpi.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 58.

22	Semiannual Report	franklintempleton.com

FRANKLIN REAL RETURN FUND

Dividend Distributions*

11/1/18–4/30/19

	Dividend per Share (cents)
Month	Class A	Class C	Class R6	Advisor Class

November	1.04	0.26	1.73	1.48

December	2.28	1.98	2.59	2.47

January	1.08	0.78	1.38	1.26

February	1.49	1.18	1.81	1.69

March	0.01	0.01	0.01	0.01

April	1.36	1.04	1.68	1.56

Total	7.26	5.25	9.20	8.47

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

During the period, we increased the Fund’s allocations to natural resources equities and real estate investment trusts (REITs). In contrast, we decreased the Fund’s allocation to TIPS. The Fund’s heaviest allocations were in TIPS and natural resources equities. The Fund’s investments in TIPS, natural resources equities and REITs helped results. In contrast, the Fund’s foreign currency exposure and investments in commodities hindered Fund performance.

Thank you for your continued participation in Franklin Real Return Fund. We look forward to serving your future investment needs.

/s/ Kent Burns Kent Burns, CFA

/s/ David Yuen David Yuen, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Semiannual Report	23

FRANKLIN REAL RETURN FUND

Performance Summary as of April 30, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4

6-Month	+2.71%	-1.14%

1-Year	+0.86%	-2.91%

5-Year	-0.93%	-0.94%

10-Year	+21.04%	+1.54%

Advisor

6-Month	+2.83%	+2.83%

1-Year	+0.98%	+0.98%

5-Year	+0.23%	+0.05%

10-Year	+24.00%	+2.17%

	Distribution Rate[5]	30-Day Standardized Yield[6]
Share Class		(with fee waiver)	(without fee waiver)

A	1.58%	1.64%	1.35%

Advisor	1.88%	1.95%	1.66%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 25 for Performance Summary footnotes.

24	Semiannual Report	franklintempleton.com

FRANKLIN REAL RETURN FUND

PERFORMANCE SUMMARY

Distributions (11/1/18–4/30/19)

Share Class	Net Investment Income

A	$0.0725

C	$0.0524

R6	$0.0919

Advisor	$0.0846

Total Annual Operating Expenses7

Share Class	With Fee Waiver	Without Fee Waiver

A	0.89%	1.19%

Advisor	0.64%	0.94%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in a fund adjust to a rise in interest rates, the Fund’s share price may decline. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/29/20. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the respective class’s April dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/19.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN REAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,027.10	$4.42	$1,020.43	$4.41	0.88%
C	$1,000	$1,025.30	$6.43	$1,018.45	$6.41	1.28%
R6	$1,000	$1,029.00	$2.41	$1,022.41	$2.41	0.48%
Advisor	$1,000	$1,028.30	$3.17	$1,021.67	$3.16	0.63%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

26	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Convertible Securities Fund

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016	2015	2014

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.65	$20.68	$18.24	$18.00	$18.97	$17.82

Income from investment operations[a]:

Net investment income[b]	0.09	0.16	0.27	0.25	0.24	0.23

Net realized and unrealized gains (losses)	2.64	1.35	2.98	0.85	(0.14)	1.32

Total from investment operations	2.73	1.51	3.25	1.10	0.10	1.55

Less distributions from:

Net investment income	(0.32)	(0.49)	(0.47)	(0.50)	(0.39)	(0.33)

Net realized gains	(0.75)	(1.05)	(0.34)	(0.36)	(0.68)	(0.07)

Total distributions	(1.07)	(1.54)	(0.81)	(0.86)	(1.07)	(0.40)

Net asset value, end of period	$22.31	$20.65	$20.68	$18.24	$18.00	$18.97

Total return[c]	14.08%	7.65%	18.39%	6.41%	0.66%	8.85%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.86%	0.86%	0.85%	0.86%	0.86%	0.88%

Expenses net of waiver and payments by affiliates[e]	0.85%	0.84%	0.84%	0.85%	0.86%[f]	0.88%[f]

Net investment income	0.89%	0.76%	1.39%	1.44%	1.33%	1.23%

Supplemental data

Net assets, end of period (000’s)	$1,221,828	$1,153,875	$815,491	$768,553	$818,082	$921,134

Portfolio turnover rate	9.90%	35.90%	27.24%	28.03%	17.30%	23.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	27

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016	2015	2014

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.31	$20.37	$17.98	$17.75	$18.73	$17.60

Income from investment operations[a]:

Net investment income[b]	0.01	(—)[c]	0.12	0.12	0.11	0.09

Net realized and unrealized gains (losses)	2.61	1.33	2.93	0.84	(0.16)	1.31

Total from investment operations	2.62	1.33	3.05	0.96	(0.05)	1.40

Less distributions from:

Net investment income	(0.23)	(0.34)	(0.32)	(0.37)	(0.25)	(0.20)

Net realized gains	(0.75)	(1.05)	(0.34)	(0.36)	(0.68)	(0.07)

Total distributions	(0.98)	(1.39)	(0.66)	(0.73)	(0.93)	(0.27)

Net asset value, end of period	$21.95	$20.31	$20.37	$17.98	$17.75	$18.73

Total return[d]	13.71%	6.84%	17.49%	5.65%	(0.15)%	8.01%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.61%	1.61%	1.60%	1.61%	1.61%	1.63%

Expenses net of waiver and payments by affiliates[f]	1.60%	1.59%	1.59%	1.60%	1.61%[g]	1.63%[g]

Net investment income	0.14%	0.01%	0.64%	0.69%	0.58%	0.48%

Supplemental data

Net assets, end of period (000’s)	$296,210	$299,716	$303,243	$293,038	$311,951	$333,034

Portfolio turnover rate	9.90%	35.90%	27.24%	28.03%	17.30%	23.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

28	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016	2015	2014[a]

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.78	$20.79	$18.33	$18.09	$18.99	$19.21

Income from investment operations[b]:

Net investment income[c]	0.13	0.24	0.34	0.33	0.30	0.19

Net realized and unrealized gains (losses)	2.66	1.36	3.00	0.84	(0.14)	(0.17)

Total from investment operations	2.79	1.60	3.34	1.17	0.16	0.02

Less distributions from:

Net investment income	(0.36)	(0.56)	(0.54)	(0.57)	(0.38)	(0.24)

Net realized gains	(0.75)	(1.05)	(0.34)	(0.36)	(0.68)	—

Total distributions	(1.11)	(1.61)	(0.88)	(0.93)	(1.06)	(0.24)

Net asset value, end of period	$22.46	$20.78	$20.79	$18.33	$18.09	$18.99

Total return[d]	14.30%	8.07%	18.84%	6.78%	0.99%	0.11%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.54%	0.55%	0.49%	0.50%	0.50%	0.51%

Expenses net of waiver and payments by affiliates[f]	0.49%	0.49%	0.48%	0.49%	0.50%[g]	0.51%[g]

Net investment income	1.25%	1.11%	1.75%	1.80%	1.69%	1.60%

Supplemental data

Net assets, end of period (000’s)	$59,915	$57,824	$22,950	$7,154	$5	$3,093

Portfolio turnover rate	9.90%	35.90%	27.24%	28.03%	17.30%	23.05%

aFor the period March 4, 2014 (effective date) to October 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	29

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016	2015	2014

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.65	$20.68	$18.24	$18.00	$18.98	$17.83

Income from investment operations[a]:

Net investment income[b]	0.12	0.21	0.32	0.30	0.29	0.28

Net realized and unrealized gains (losses)	2.64	1.35	2.98	0.85	(0.15)	1.32

Total from investment operations	2.76	1.56	3.30	1.15	0.14	1.60

Less distributions from:

Net investment income	(0.34)	(0.54)	(0.52)	(0.55)	(0.44)	(0.38)

Net realized gains	(0.75)	(1.05)	(0.34)	(0.36)	(0.68)	(0.07)

Total distributions	(1.09)	(1.59)	(0.86)	(0.91)	(1.12)	(0.45)

Net asset value, end of period	$22.32	$20.65	$20.68	$18.24	$18.00	$18.98

Total return[c]	14.27%	7.91%	18.69%	6.68%	0.87%	9.13%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.61%	0.61%	0.60%	0.61%	0.61%	0.63%

Expenses net of waiver and payments by affiliates[e]	0.60%	0.59%	0.59%	0.60%	0.61%[f]	0.63%[f]

Net investment income	1.14%	1.01%	1.64%	1.69%	1.58%	1.48%

Supplemental data

Net assets, end of period (000’s)	$2,390,855	$2,189,462	$1,542,254	$1,080,346	$899,441	$877,190

Portfolio turnover rate	9.90%	35.90%	27.24%	28.03%	17.30%	23.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

30	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2019 (unaudited)

Franklin Convertible Securities Fund

		Country	Shares	Value

	Convertible Preferred Stocks 15.4%
	Communication Services 1.3%
a	Mandatory Exchangeable Trust, 5.75%, cvt. pfd., 144A	China	251,500	$52,119,602

	Consumer Staples 1.6%
	Bunge Ltd., 4.875%, cvt. pfd.	United States	630,000	62,370,000

	Health Care 3.1%
	Becton Dickinson and Co., 6.125%, cvt. pfd., A	United States	1,120,000	66,651,200
b	Danaher Corp., 4.75%, cvt. pfd., A	United States	54,000	56,889,000

				123,540,200

	Industrials 4.0%
	Fortive Corp., 5.00%, cvt. pfd., A	United States	34,350	37,078,764
	Rexnord Corp., 5.75%, cvt. pfd.	United States	1,017,500	59,676,375
	Stanley Black & Decker Inc., 5.375%, cvt. pfd.	United States	592,000	60,626,720

				157,381,859

	Materials 1.6%
	International Flavors & Fragrances Inc., 6.00%, cvt. pfd.	United States	1,192,242	62,509,248

	Utilities 3.8%
b	American Electric Power Co Inc, 6.125%, cvt. pfd.	United States	440,000	22,871,200
b	Aqua America Inc., 6.00%, cvt. pfd.	United States	520,000	28,381,600
	Sempra Energy, 6.00%, cvt. pfd., A	United States	567,500	60,660,075
	Sempra Energy, 6.75%, cvt. pfd., B	United States	206,000	22,151,180
	South Jersey Industries Inc, 7.25%, cvt. pfd.	United States	360,000	18,586,800

				152,650,855

	Total Convertible Preferred Stocks (Cost $562,199,905)			610,571,764

			Principal Amount*

	Convertible Bonds 81.1%
	Communication Services 8.5%
	DISH Network Corp., cvt., senior bond, 3.375%, 8/15/26	United States	$45,900,000	42,219,399
a	iQIYI Inc.,
	cvt., senior note, 144A, 3.75%, 12/01/23	China	43,500,000	49,937,852
	cvt., senior note, 144A, 2.00%, 4/01/25	China	26,000,000	26,272,480
a	Liberty Interactive LLC, cvt., senior bond, 144A, 1.75%, 9/30/46	United States	37,000,000	44,542,080
	Liberty Media Corp.,
	cvt., senior bond, 2.25%, 9/30/46	United States	39,000,000	19,984,490
	cvt., senior note, 1.375%, 10/15/23	United States	21,200,000	24,812,480
	Weibo Corp., cvt., senior note, 1.25%, 11/15/22	China	78,000,000	74,261,460
	Zillow Group Inc.,
	cvt., senior note, 2.00%, 12/01/21	United States	34,500,000	35,075,805
	cvt., senior note, 1.50%, 7/01/23	United States	23,500,000	21,535,410

				338,641,456

	Consumer Discretionary 12.3%
	Ctrip.com International Ltd., cvt., senior note, 1.25%, 9/15/22	China	75,000,000	76,456,875
	Etsy Inc., cvt., senior note, zero cpn., 3/01/23	United States	40,000,000	78,121,200
a	Liberty Expedia Holdings, cvt., 144A, 1.00%, 6/30/47	United States	52,450,000	52,571,489
a	MercadoLibre Inc., cvt., senior note, 144A, 2.00%, 8/15/28	Argentina	67,000,000	86,681,250
	The Priceline Group Inc., cvt., senior note, 0.35%, 6/15/20	United States	35,000,000	50,121,421
a	RH, cvt., senior note, 144A, zero cpn., 6/15/23	United States	56,500,000	49,169,850

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Convertible Securities Fund (continued)

		Country	Principal Amount	*	Value

	Convertible Bonds (continued)
	Consumer Discretionary (continued)
	Wayfair Inc.,
	cvt., senior note, 0.375%, 9/01/22	United States	$36,500,000		$60,156,562
	[a] cvt., senior note, 144A, 1.125%, 11/01/24	United States	22,000,000		34,549,680

					487,828,327

	Energy 0.6%
	Oil States International Inc., cvt., 1.50%, 2/15/23	United States	28,000,000		25,217,500

	Financials 2.0%
[a]	AXA SA, cvt., senior note, 144A, 7.25%, 5/15/21	France	71,500,000		77,822,030

	Health Care 13.0%
	Assertio Therapeutics Inc., cvt., senior note, 2.50%, 9/01/21	United States	16,000,000		12,170,291
	BioMarin Pharmaceutical Inc., cvt., senior sub. note, 1.50%, 10/15/20	United States	28,200,000		31,689,750
	Clovis Oncology Inc., cvt., senior note, 1.25%, 5/01/25	United States	30,000,000		21,683,060
	Dermira Inc., cvt., senior note, 3.00%, 5/15/22	United States	41,120,000		36,112,633
[a]	DexCom Inc., cvt., senior note, 144A, 0.75%, 12/01/23	United States	64,000,000		66,964,480
	Illumina Inc.,
	cvt., senior note, 0.50%, 6/15/21	United States	32,500,000		44,606,250
	[a] cvt., senior note, 144A, zero cpn., 8/15/23	United States	32,750,000		35,464,992
[a]	Insulet Corp., cvt., senior note, 144A, 1.375%, 11/15/24	United States	51,300,000		58,581,572
	Jazz Investments I Ltd.,
	cvt., senior note, 1.875%, 8/15/21	United States	35,000,000		34,846,875
	cvt., senior note, 1.50%, 8/15/24	United States	39,750,000		37,911,562
	Neurocrine Biosciences Inc., cvt., senior note, 2.25%, 5/15/24	United States	44,750,000		54,117,795
	Novavax Inc., cvt., senior note, 3.75%, 2/01/23	United States	29,000,000		11,620,828
	NuVasive Inc., cvt., senior note, 2.25%, 3/15/21	United States	12,000,000		13,815,337
	Sarepta Therapeutics Inc., cvt., senior note, 1.50%, 11/15/24	United States	30,250,000		54,453,025

					514,038,450

	Industrials 1.6%
[a]	Fortive Corp., cvt., senior note, 144A, 0.875%, 2/15/22	United States	40,270,000		42,586,520
	The KeyW Holding Corp., cvt., senior note, 2.50%, 7/15/19	United States	20,000,000		19,945,431

					62,531,951

	Information Technology 42.0%
[a]	Atlassian Inc., cvt., senior note, 144A, 0.625%, 5/01/23	United States	65,000,000		96,283,330
[a]	DocuSign Inc., cvt., senior note, 144A, 0.50%, 9/15/23	United States	65,000,000		70,322,519
	Electronics for Imaging Inc., cvt., senior note, 0.75%, 9/01/19	United States	22,000,000		21,833,973
[a]	Envestnet Inc., cvt., senior note, 144A, 1.75%, 6/01/23	United States	51,500,000		62,231,145
	Guidewire Software Inc., cvt., senior note, 1.25%, 3/15/25	United States	49,000,000		55,996,000
	HubSpot Inc., cvt., senior note, 0.25%, 6/01/22	United States	43,875,000		87,175,676
	Inphi Corp., cvt., senior note, 0.75%, 9/01/21	United States	9,600,000		10,224,000
	Integrated Device Technology Inc., cvt., senior note, 0.875%, 11/15/22	United States	4,700,000		7,356,245
	Intel Corp., cvt., junior sub. bond, 3.25%, 8/01/39	United States	8,000,000		19,998,160
	Microchip Technology Inc., cvt., 1.625%, 2/15/27	United States	69,250,000		90,015,365
	NXP Semiconductors NV, cvt., senior note, 1.00%, 12/01/19	Netherlands	55,000,000		60,948,195
	Okta Inc., cvt., senior note, 0.25%, 2/15/23	United States	44,500,000		98,692,660
	Palo Alto Networks Inc.,
	[a] cvt., senior note, 144A, 0.75%, 7/01/23	United States	53,000,000		60,338,365
	cvt., senior note, zero cpn., 7/01/19	United States	10,100,000		22,772,374
[a]	Pluralsight Inc., cvt., senior note, 144A, 0.375%, 3/01/24	United States	19,000,000		21,703,399
	Q2 Holdings Inc., cvt., senior note, 0.75%, 2/15/23	United States	32,000,000		45,004,580
	RealPage Inc., cvt., senior note, 1.50%, 11/15/22	United States	40,850,000		66,815,935
	Red Hat Inc., cvt., senior note, 0.25%, 10/01/19	United States	29,250,000		72,622,945

32	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Convertible Securities Fund (continued)

		Country	Principal Amount	*	Value

	Convertible Bonds (continued)
	Information Technology (continued)
	ServiceNow Inc., cvt., senior note, zero cpn., 6/01/22	United States	$50,000,000		$101,311,912
	Silicon Laboratories Inc., cvt., senior note, 1.375%, 3/01/22	United States	53,700,000		68,545,889
[a]	Splunk Inc., cvt., senior note, 144A, 1.125%, 9/15/25	United States	22,500,000		26,242,200
[a]	Square Inc., cvt., senior note, 144A, 0.50%, 5/15/23	United States	65,000,000		77,770,522
[a]	Twilio Inc., cvt., senior note, 144A, 0.25%, 6/01/23	United States	44,500,000		89,217,972
	Viavi Solutions Inc.,
	cvt., senior note, 1.00%, 3/01/24	United States	20,000,000		23,401,640
	[a] cvt., senior note, 144A, 1.75%, 6/01/23	United States	40,969,000		47,569,348
[a]	Wix.com Ltd., cvt., senior note, 144A, zero cpn., 7/01/23	Israel	56,500,000		66,588,802
	Workday Inc., cvt., senior note, 0.25%, 10/01/22	United States	67,500,000		100,523,080
	Zendesk Inc., cvt., senior note, 0.25%, 3/15/23	United States	63,500,000		95,822,135

					1,667,328,366

	Materials 1.1%
	Cemex SAB de CV, cvt., sub. note, 3.72%, 3/15/20	Mexico	44,250,000		44,164,673

	Total Convertible Bonds (Cost $2,655,757,023)				3,217,572,753

			Shares

	Escrows and Litigation Trusts (Cost $22,362) 0.0%
[b,c]	Motors Liquidation Co., Escrow Account	United States	376,200		—

	Total Investments before Short Term Investments (Cost $3,217,979,290)				3,828,144,517

	Short Term Investments (Cost $131,614,978) 3.3%

	Money Market Funds 3.3%
[d,e]	Institutional Fiduciary Trust Money Market Portfolio, 2.10%	United States	131,614,978		131,614,978

	Total Investments (Cost $3,349,594,268) 99.8%				3,959,759,495
	Other Assets, less Liabilities 0.2%				9,048,630

	Net Assets 100.0%				$3,968,808,125

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2019 , the aggregate value of these securities was $1,295,531,479, representing 32.6% of net assets.

bNon-income producing.

cFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

dSee Note 3(f) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	33

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Equity Income Fund

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$24.86	$25.06	$22.50	$22.99	$23.93	$22.16

Income from investment operations[a]:

Net investment income[b]	0.23	0.42	0.48	0.47	0.55	0.66[c]

Net realized and unrealized gains (losses)	1.72	0.58	3.55	0.24	0.26	1.73

Total from investment operations	1.95	1.00	4.03	0.71	0.81	2.39

Less distributions from:

Net investment income	(0.29)	(0.57)	(0.58)	(0.60)	(0.69)	(0.50)

Net realized gains	(1.00)	(0.63)	(0.89)	(0.60)	(1.06)	(0.12)

Total distributions	(1.29)	(1.20)	(1.47)	(1.20)	(1.75)	(0.62)

Net asset value, end of period	$25.52	$24.86	$25.06	$22.50	$22.99	$23.93

Total return[d]	8.46%	3.98%	18.55%	3.31%	3.72%	10.99%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.85%	0.85%	0.86%	0.87%	0.86%	0.87%

Expenses net of waiver and payments by affiliates[f]	0.84%	0.84%	0.86%[g]	0.87%[g]	0.86%[g]	0.87%[g]

Net investment income	1.87%	1.66%	2.02%	2.13%	2.37%	2.87%[c]

Supplemental data

Net assets, end of period (000’s)	$1,920,957	$1,752,181	$1,753,135	$1,700,712	$1,790,392	$1,762,318

Portfolio turnover rate	11.11%	28.40%	27.18%	50.05%	34.09%	20.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.15%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

34	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016	2015	2014

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$24.64	$24.86	$22.32	$22.85	$23.79	$22.04

Income from investment operations[a]:

Net investment income[b]	0.14	0.26	0.30	0.30	0.37	0.49[c]

Net realized and unrealized gains (losses)	1.72	0.53	3.54	0.23	0.27	1.71

Total from investment operations	1.86	0.79	3.84	0.53	0.64	2.20

Less distributions from:

Net investment income	(0.19)	(0.38)	(0.41)	(0.46)	(0.52)	(0.33)

Net realized gains	(1.00)	(0.63)	(0.89)	(0.60)	(1.06)	(0.12)

Total distributions	(1.19)	(1.01)	(1.30)	(1.06)	(1.58)	(0.45)

Net asset value, end of period	$25.31	$24.64	$24.86	$22.32	$22.85	$23.79

Total return[d]	8.10%	3.16%	17.73%	2.51%	2.96%	10.14%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.60%	1.60%	1.61%	1.62%	1.61%	1.62%

Expenses net of waiver and payments by affiliates[f]	1.59%	1.59%	1.61% [g]	1.62% [g]	1.61% [g]	1.62%[g]

Net investment income	1.12%	0.91%	1.27%	1.38%	1.62%	2.12%[c]

Supplemental data

Net assets, end of period (000’s)	$213,926	$204,402	$267,450	$257,156	$250,347	$241,566

Portfolio turnover rate	11.11%	28.40%	27.18%	50.05%	34.09%	20.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	35

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016	2015	2014

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$24.85	$25.05	$22.49	$22.99	$23.93	$22.17

Income from investment operations[a]:

Net investment income[b]	0.20	0.36	0.42	0.41	0.50	0.61[c]

Net realized and unrealized gains (losses)	1.72	0.58	3.56	0.24	0.25	1.72

Total from investment operations	1.92	0.94	3.98	0.65	0.75	2.33

Less distributions from:

Net investment income	(0.26)	(0.51)	(0.53)	(0.55)	(0.63)	(0.45)

Net realized gains	(1.00)	(0.63)	(0.89)	(0.60)	(1.06)	(0.12)

Total distributions	(1.26)	(1.14)	(1.42)	(1.15)	(1.69)	(0.57)

Net asset value, end of period	$25.51	$24.85	$25.05	$22.49	$22.99	$23.93

Total return[d]	8.33%	3.75%	18.29%	3.05%	3.45%	10.67%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.07%	1.08%	1.09%	1.11%	1.11%	1.12%

Expenses net of waiver and payments by affiliates[f]	1.06%	1.07%	1.09% [g]	1.11% [g]	1.11% [g]	1.12%[g]

Net investment income	1.65%	1.43%	1.79%	1.89%	2.12%	2.62%[c]

Supplemental data

Net assets, end of period (000’s)	$7,520	$6,750	$7,074	$6,395	$6,265	$7,305

Portfolio turnover rate	11.11%	28.40%	27.18%	50.05%	34.09%	20.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.90%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

36	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016	2015	2014

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$24.91	$25.11	$22.54	$23.01	$23.95	$22.18

Income from investment operations[a]:

Net investment income[b]	0.27	0.50	0.56	0.43	0.63	0.75[c]

Net realized and unrealized gains (losses)	1.72	0.59	3.57	0.37	0.27	1.73

Total from investment operations	1.99	1.09	4.13	0.80	0.90	2.48

Less distributions from:

Net investment income	(0.33)	(0.66)	(0.67)	(0.67)	(0.78)	(0.59)

Net realized gains	(1.00)	(0.63)	(0.89)	(0.60)	(1.06)	(0.12)

Total distributions	(1.33)	(1.29)	(1.56)	(1.27)	(1.84)	(0.71)

Net asset value, end of period	$25.57	$24.91	$25.11	$22.54	$23.01	$23.95

Total return[d]	8.63%	4.35%	19.00%	3.72%	4.10%	11.38%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.53%	0.52%	0.49%	0.49%	2.89%	1.78%

Expenses net of waiver and payments by affiliates[f]	0.51%	0.50%	0.49% [g]	0.49% [g]	0.48%	0.50%

Net investment income	2.20%	2.00%	2.39%	2.51%	2.75%	3.24%[c]

Supplemental data

Net assets, end of period (000’s)	$89,814	$81,171	$12,728	$10,537	$6	$6

Portfolio turnover rate	11.11%	28.40%	27.18%	50.05%	34.09%	20.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.51%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	37

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016	2015	2014

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$24.90	$25.10	$22.53	$23.02	$23.96	$22.19

Income from investment operations[a]:

Net investment income[b]	0.25	0.46	0.50	0.45	0.60	0.71[c]

Net realized and unrealized gains (losses)	1.73	0.60	3.60	0.31	0.27	1.74

Total from investment operations	1.98	1.06	4.10	0.76	0.87	2.45

Less distributions from:

Net investment income	(0.32)	(0.63)	(0.64)	(0.65)	(0.75)	(0.56)

Net realized gains	(1.00)	(0.63)	(0.89)	(0.60)	(1.06)	(0.12)

Total distributions	(1.32)	(1.26)	(1.53)	(1.25)	(1.81)	(0.68)

Net asset value, end of period	$25.56	$24.90	$25.10	$22.53	$23.02	$23.96

Total return[d]	8.59%	4.22%	18.88%	3.53%	3.98%	11.25%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.60%	0.60%	0.61%	0.62%	0.61%	0.62%

Expenses net of waiver and payments by affiliates[f]	0.59%	0.59%	0.61% [g]	0.62% [g]	0.61% [g]	0.62%[g]

Net investment income	2.12%	1.91%	2.27%	2.38%	2.62%	3.12%[c]

Supplemental data

Net assets, end of period (000’s)	$147,495	$109,435	$147,681	$80,422	$34,577	$30,166

Portfolio turnover rate	11.11%	28.40%	27.18%	50.05%	34.09%	20.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.40%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

38	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2019 (unaudited)

Franklin Equity Income Fund

		Country	Shares	Value

	Common Stocks 86.6%
	Communication Services 4.7%
	Comcast Corp., A	United States	835,000	$36,347,550
	Rogers Communications Inc., B	Canada	350,000	17,612,000
	TELUS Corp.	Canada	470,000	17,310,064
	Verizon Communications Inc.	United States	700,000	40,033,000

				111,302,614

	Consumer Discretionary 3.7%
a	Amazon.com Inc.	United States	3,300	6,357,516
	Las Vegas Sands Corp.	United States	266,000	17,835,300
	Lowe’s Cos. Inc.	United States	129,500	14,651,630
	McDonald’s Corp.	United States	175,000	34,574,750
	Target Corp.	United States	175,000	13,548,500

				86,967,696

	Consumer Staples 9.4%
	The Coca-Cola Co.	United States	1,105,000	54,211,300
	Nestle SA	Switzerland	190,000	18,285,728
	PepsiCo Inc.	United States	415,000	53,140,750
	The Procter & Gamble Co.	United States	567,500	60,427,400
	Walmart Inc.	United States	365,000	37,536,600

				223,601,778

	Energy 8.7%
	Chevron Corp.	United States	475,000	57,028,500
	Exxon Mobil Corp.	United States	455,934	36,602,382
	Occidental Petroleum Corp.	United States	537,000	31,618,560
	ONEOK Inc.	United States	285,000	19,360,050
	Royal Dutch Shell PLC, A, ADR	United Kingdom	540,000	34,306,200
	Suncor Energy Inc.	Canada	880,000	29,040,000

				207,955,692

	Financials 17.6%
	Arthur J. Gallagher & Co.	United States	210,000	17,560,200
	Bank of America Corp.	United States	1,600,000	48,928,000
	BB&T Corp.	United States	865,000	44,288,000
	BlackRock Inc.	United States	45,500	22,078,420
	JPMorgan Chase & Co.	United States	866,000	100,499,300
	MetLife Inc.	United States	770,000	35,520,100
	Morgan Stanley	United States	1,155,000	55,728,750
	U.S. Bancorp	United States	740,000	39,456,800
	Wells Fargo & Co.	United States	1,145,000	55,429,450

				419,489,020

	Health Care 11.7%
	Baxter International Inc.	United States	340,000	25,942,000
	Eli Lilly & Co.	United States	110,000	12,874,400
	HCA Holdings Inc.	United States	100,000	12,723,000
	Johnson & Johnson	United States	380,000	53,656,000
	Medtronic PLC	United States	455,000	40,408,550
	Merck & Co. Inc.	United States	670,000	52,735,700
	Pfizer Inc.	United States	1,184,300	48,094,423
	UnitedHealth Group Inc.	United States	140,500	32,746,335

				279,180,408

franklintempleton.com	Semiannual Report	39

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Equity Income Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Industrials 10.5%
	3M Co.	United States	96,500	$18,287,715
	Cummins Inc.	United States	90,000	14,966,100
	Illinois Tool Works Inc.	United States	82,500	12,839,475
	Lockheed Martin Corp.	United States	95,000	31,666,350
	Norfolk Southern Corp.	United States	200,000	40,804,000
	Raytheon Co.	United States	230,000	40,845,700
	Republic Services Inc.	United States	498,500	41,285,770
	Stanley Black & Decker Inc.	United States	81,280	11,915,648
	United Technologies Corp.	United States	260,000	37,078,600

				249,689,358

	Information Technology 10.0%
	Analog Devices Inc.	United States	100,000	11,624,000
	Apple Inc.	United States	139,500	27,993,465
	Cisco Systems Inc.	United States	629,233	35,205,586
	Intel Corp.	United States	433,402	22,120,838
	Microsoft Corp.	United States	710,000	92,726,000
	Oracle Corp.	United States	290,500	16,073,365
	Texas Instruments Inc.	United States	262,000	30,871,460

				236,614,714

	Materials 2.4%
	BASF SE	Germany	262,500	21,344,408
	Dow Inc.	United States	160,000	9,076,800
	DowDuPont Inc.	United States	480,000	18,456,000
	International Paper Co.	United States	175,000	8,191,750

				57,068,958

	Real Estate 2.5%
	Equity Residential.	United States	235,000	17,958,700
	Host Hotels & Resorts Inc.	United States	1,300,000	25,012,000
	Prologis Inc.	United States	215,000	16,484,050

				59,454,750

	Utilities 5.4%
	Duke Energy Corp.	United States	425,000	38,726,000
	NextEra Energy Inc.	United States	255,300	49,640,532
	Xcel Energy Inc.	United States	723,500	40,877,750

				129,244,282

	Total Common Stocks (Cost $1,405,474,412)			2,060,569,270

b	Equity-Linked Securities 9.7%
	Communication Services 1.2%
c	Goldman Sachs International into Alphabet Inc., 5.00%, A, 144A	United States	23,900	28,580,127

	Consumer Discretionary 2.4%
c	Citigroup Global Markets Holdings Inc. into Amazon.com Inc., 6.50%, 144A	United States	17,500	31,795,692
c	Wells Fargo Bank National Assn. into Dollar General Corp., 6.50%, 144A	United States	205,000	24,193,794

				55,989,486

	Energy 0.6%
c	Citigroup Global Markets Holdings Inc. into Anadarko Petroleum Corp., 8.00%, 144A	United States	250,000	14,544,811

40	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Equity Income Fund (continued)

		Country	Shares	Value

b	Equity-Linked Securities (continued)
	Financials 1.9%
c	Goldman Sachs International into The Charles Schwab Corp., 7.00%, 144A	United States	436,000	$19,670,479
c	Morgan Stanley BV into Bank of America Corp., 6.50%, 144A	United States	800,000	24,584,472

				44,254,951

	Health Care 0.8%
c	Goldman Sachs International into HCA Holdings Inc., 6.00%, 144A	United States	140,200	18,379,822

	Information Technology 2.8%
c	Credit Suisse AG London into Broadcom Inc., 8.50%, 144A	United States	70,500	20,285,200
c	Goldman Sachs International into Intel Corp., 8.00%, 144A	United States	230,000	11,666,634
c	Merrill Lynch International & Co. CV into Analog Devices Inc., 7.00%, 144A	United States	235,000	23,249,434
c	Merrill Lynch International & Co. CV into Cisco System Inc., 7.00%, 144A	United States	225,000	12,247,492

				67,448,760

	Total Equity-Linked Securities (Cost $211,504,578)			229,197,957

	Convertible Preferred Stocks 2.7%
	Health Care 1.7%
	Becton Dickinson and Co., 6.125%, cvt. pfd., A	United States	670,000	39,871,700

	Industrials 0.5%
	Fortive Corp., 5.00%, cvt. pfd., A	United States	10,750	11,603,980

	Materials 0.5%
	International Flavors & Fragrances Inc., 6.00%, cvt. pfd.	United States	257,476	13,499,467

	Total Convertible Preferred Stocks (Cost $59,991,779)			64,975,147

	Total Investments before Short Term Investments (Cost $1,676,970,769)			2,354,742,374

	Short Term Investments (Cost $24,861,288) 1.0%

	Money Market Funds 1.0%
d,e	Institutional Fiduciary Trust Money Market Portfolio, 2.10%	United States	24,861,288	24,861,288

	Total Investments (Cost $1,701,832,057) 100.0%			2,379,603,662
	Other Assets, less Liabilities 0.0%†			108,323

	Net Assets 100.0%			$2,379,711,985

See Abbreviations on page 82.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 1(g) regarding equity-linked securities.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2019, the aggregate value of these securities was $229,197,957, representing 9.7% of net assets.
dSee Note 3(f) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	41

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Managed Income Fund

	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,

		2018	2017	2016	2015	2014

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.89	$12.36	$11.65	$11.40	$11.86	$11.43

Income from investment operations[a]:

Net investment income[b]	0.13	0.27	0.33	0.30	0.30	0.31[c]

Net realized and unrealized gains (losses)	0.76	(0.16)	0.91	0.31	(0.24)	0.65

Total from investment operations	0.89	0.11	1.24	0.61	0.06	0.96

Less distributions from:

Net investment income	(0.19)	(0.38)	(0.36)	(0.36)	(0.36)	(0.36)

Net realized gains	(0.14)	(0.20)	(0.17)	(—)[d]	(0.16)	(0.17)

Total distributions	(0.33)	(0.58)	(0.53)	(0.36)	(0.52)	(0.53)

Net asset value, end of period	$12.45	$11.89	$12.36	$11.65	$11.40	$11.86

Total return[e]	7.70%	0.89%	10.88%	5.54%	0.51%	8.66%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.98%	1.02%	1.02%	1.02%	1.06%	1.09%

Expenses net of waiver and payments by affiliates[g]	0.97%	1.01%	1.00%	1.01%	1.06%[h]	1.09%[h]

Net investment income	2.27%	2.22%	2.72%	2.62%	2.56%	2.64%[c]

Supplemental data

Net assets, end of period (000’s)	$2,808,277	$2,586,246	$2,646,599	$2,532,459	$2,371,133	$2,053,623

Portfolio turnover rate	23.61%	63.64%	34.99%	46.03%	69.23%	40.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.39%.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

42	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Managed Income Fund (continued)

	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,

		2018	2017	2016	2015	2014

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.78	$12.25	$11.55	$11.31	$11.77	$11.34

Income from investment operations[a]:

Net investment income[b]	0.09	0.19	0.24	0.21	0.21	0.23[c]

Net realized and unrealized gains (losses)	0.75	(0.17)	0.90	0.31	(0.23)	0.65

Total from investment operations	0.84	0.02	1.14	0.52	(0.02)	0.88

Less distributions from:

Net investment income	(0.15)	(0.29)	(0.27)	(0.28)	(0.28)	(0.28)

Net realized gains	(0.14)	(0.20)	(0.17)	(—)[d]	(0.16)	(0.17)

Total distributions	(0.29)	(0.49)	(0.44)	(0.28)	(0.44)	(0.45)

Net asset value, end of period	$12.33	$11.78	$12.25	$11.55	$11.31	$11.77

Total return[e]	7.29%	0.14%	10.06%	4.73%	(0.20)%	7.97%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.73%	1.76%	1.77%	1.77%	1.77%	1.79%

Expenses net of waiver and payments by affiliates[g]	1.72%	1.75%	1.75%	1.76%	1.77%[h]	1.79%[h]

Net investment income	1.52%	1.48%	1.97%	1.87%	1.85%	1.94%[c]

Supplemental data

Net assets, end of period (000’s)	$511,352	$493,762	$633,108	$630,110	$563,419	$492,514

Portfolio turnover rate	23.61%	63.64%	34.99%	46.03%	69.23%	40.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	43

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Managed Income Fund (continued)

	Six Months Ended April 30, 2019	Year Ended October 31,

	(unaudited)	2018	2017	2016	2015	2014

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.92	$12.39	$11.67	$11.42	$11.89	$11.45

Income from investment operations[a]:

Net investment income[b]	0.12	0.26	0.30	0.27	0.27	0.29[c]

Net realized and unrealized gains (losses)	0.77	(0.18)	0.92	0.32	(0.24)	0.66

Total from investment operations	0.89	0.08	1.22	0.59	0.03	0.95

Less distributions from:

Net investment income	(0.18)	(0.35)	(0.33)	(0.34)	(0.34)	(0.34)

Net realized gains	(0.14)	(0.20)	(0.17)	(—)[d]	(0.16)	(0.17)

Total distributions	(0.32)	(0.55)	(0.50)	(0.34)	(0.50)	(0.51)

Net asset value, end of period	$12.49	$11.92	$12.39	$11.67	$11.42	$11.89

Total return[e]	7.63%	0.63%	10.66%	5.28%	0.21%	8.51%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.23%	1.27%	1.27%	1.27%	1.27%	1.29%

Expenses net of waiver and payments by affiliates[g]	1.22%	1.26%	1.25%	1.26%	1.27%[h]	1.29%[h]

Net investment income	2.02%	1.97%	2.47%	2.37%	2.35%	2.44%[c]

Supplemental data

Net assets, end of period (000’s)	$4,100	$3,371	$4,763	$4,482	$4,699	$3,598

Portfolio turnover rate	23.61%	63.64%	34.99%	46.03%	69.23%	40.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.19%.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatio s are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

44	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Managed Income Fund (continued)

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016	2015	2014

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.93	$12.39	$11.67	$11.42	$11.89	$11.45

Income from investment operations[a]:

Net investment income[b]	0.15	0.31	0.41	0.34	0.35	0.37[c]

Net realized and unrealized gains (losses)	0.76	(0.14)	0.88	0.31	(0.25)	0.65

Total from investment operations	0.91	0.17	1.29	0.65	0.10	1.02

Less distributions from:

Net investment income	(0.21)	(0.43)	(0.40)	(0.40)	(0.41)	(0.41)

Net realized gains	(0.14)	(0.20)	(0.17)	(—)[d]	(0.16)	(0.17)

Total distributions	(0.35)	(0.63)	(0.57)	(0.40)	(0.57)	(0.58)

Net asset value, end of period	$12.49	$11.93	$12.39	$11.67	$11.42	$11.89

Total return[e]	7.94%	1.23%	11.33%	5.90%	0.81%	9.29%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.65%	0.68%	0.71%	0.73%	0.70%	0.68%

Expenses net of waiver and payments by affiliates[g]	0.64%	0.66%	0.64%	0.66%	0.67%	0.68%[h]

Net investment income	2.60%	2.56%	3.08%	2.97%	2.95%	3.05%[c]

Supplemental data

Net assets, end of period (000’s)	$149,419	$138,923	$342	$233	$221	$513

Portfolio turnover rate	23.61%	63.64%	34.99%	46.03%	69.23%	40.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.80%.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	45

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Managed Income Fund (continued)

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016		2015		2014

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.92	$12.39	$11.67	$11.42		$11.88		$11.45

Income from investment operations[a]:

Net investment income[b]	0.15	0.30	0.35	0.29		0.33		0.35[c]

Net realized and unrealized gains (losses)	0.76	(0.16)	0.93	0.35		(0.24)		0.65

Total from investment operations	0.91	0.14	1.28	0.64		0.09		1.00

Less distributions from:

Net investment income	(0.21)	(0.41)	(0.39)	(0.39)		(0.39)		(0.40)

Net realized gains	(0.14)	(0.20)	(0.17)	(—)	[d]	(0.16)		(0.17)

Total distributions	(0.35)	(0.61)	(0.56)	(0.39)		(0.55)		(0.57)

Net asset value, end of period	$12.48	$11.92	$12.39	$11.67		$11.42		$11.88

Total return[e]	7.81%	1.14%	11.21%	5.79%		0.81%		8.97%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.73%	0.77%	0.77%	0.77%		0.77%		0.79%

Expenses net of waiver and payments by affiliates[g]	0.72%	0.76%	0.75%	0.76%		0.77%	[h]	0.79%	[h]

Net investment income	2.52%	2.47%	2.97%	2.87%		2.85%		2.94%	[c]

Supplemental data

Net assets, end of period (000’s)	$165,682	$124,265	$243,674	$138,111		$54,881		$41,494

Portfolio turnover rate	23.61%	63.64%	34.99%	46.03%		69.23%		40.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.69%.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

46	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2019 (unaudited)

Franklin Managed Income Fund

		Country	Shares	Value

	Common Stocks 35.0%
	Communication Services 1.3%
	Verizon Communications Inc.	United States	850,000	$48,611,500

	Consumer Discretionary 1.2%
a	Ford Motor Co.	United States	4,000,000	41,800,000

	Consumer Staples 4.8%
	The Coca-Cola Co.	United States	650,200	31,898,812
	Nestle SA	Switzerland	500,000	48,155,000
	PepsiCo Inc.	United States	187,200	23,970,960
	Philip Morris International Inc.	United States	300,000	25,968,000
a	The Procter & Gamble Co.	United States	425,000	45,254,000

				175,246,772

	Energy 3.5%
a	Chevron Corp.	United States	400,000	48,024,000
	Exxon Mobil Corp.	United States	550,000	44,154,000
	Royal Dutch Shell PLC, A, ADR	United Kingdom	545,000	34,623,850

				126,801,850

	Financials 5.0%
	Bank of America Corp.	United States	1,496,715	45,769,545
	JPMorgan Chase & Co.	United States	500,000	58,025,000
	The Toronto-Dominion Bank	Canada	415,000	23,642,550
a	Wells Fargo & Co.	United States	1,100,000	53,251,000

				180,688,095

	Health Care 5.1%
	AbbVie Inc.	United States	300,000	23,817,000
	AstraZeneca PLC, ADR	United Kingdom	1,100,000	41,426,000
	Bristol-Myers Squibb Co.	United States	400,000	18,572,000
	CVS Health Corp.	United States	500,000	27,190,000
	Johnson & Johnson	United States	200,000	28,240,000
	Pfizer Inc.	United States	1,150,000	46,701,500

				185,946,500

	Industrials 4.3%
	FedEx Corp.	United States	100,000	18,946,000
	General Dynamics Corp.	United States	150,000	26,808,000
a	Honeywell International Inc.	United States	200,000	34,726,000
	Northrop Grumman Corp.	United States	105,000	30,440,550
a	Raytheon Co.	United States	260,000	46,173,400

				157,093,950

	Information Technology 5.3%
a	Analog Devices Inc.	United States	350,000	40,684,000
a	Apple Inc.	United States	200,000	40,134,000
a	Cisco Systems Inc.	United States	500,000	27,975,000
a	Intel Corp.	United States	1,185,000	60,482,400
	Texas Instruments Inc.	United States	197,000	23,212,510

				192,487,910

	Materials 1.5%
	BASF SE	Germany	400,000	32,524,811
	Dow Inc.	United States	133,333	7,563,981
	DowDuPont Inc.	United States	400,000	15,380,000

				55,468,792

franklintempleton.com	Semiannual Report	47

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Managed Income Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Real Estate 0.8%
	Host Hotels & Resorts Inc.	United States	1,500,000	$28,860,000

	Utilities 2.2%
	Dominion Energy Inc.	United States	528,200	41,130,934
	Sempra Energy	United States	150,000	19,192,500
	The Southern Co.	United States	350,000	18,627,000

				78,950,434

	Total Common Stocks (Cost $988,337,549)			1,271,955,803

b	Equity-Linked Securities 12.6%
	Communication Services 2.1%
c	Goldman Sachs International into Alphabet Inc., 7.00%, A, 144A	United States	15,000	17,336,551
c	Royal Bank of Canada into Comcast Corp., 7.50%, 144A	United States	1,485,000	57,531,496

				74,868,047

	Consumer Discretionary 1.1%
c	Citigroup Global Markets Holdings Inc. into Amazon.com Inc., 9.00%, 144A	United States	20,000	38,290,259

	Consumer Staples 1.0%
c	Citigroup Global Markets Holdings Inc. into The Procter & Gamble Co., 6.50%, 144A	United States	365,000	37,471,046

	Financials 1.0%
c	Barclays Bank PLC into The Charles Schwab Corp., 6.00%, 144A	United States	755,000	34,853,115

	Industrials 1.5%
c	Barclays Bank PLC into General Electric Co., 7.00%, 144A	United States	2,390,000	24,906,608
c	Goldman Sachs International into Union Pacific Corp., 7.50%, 144A	United States	200,000	31,251,763

				56,158,371

	Information Technology 5.9%
c	Barclays Bank PLC into Broadcom Inc., 8.50%, 144A	United States	156,000	44,306,876
c	BNP Paribas Arbitrage Issuance BV into Microsoft Corp., 6.50%, 144A	United States	410,000	44,916,771
c	BNP Paribas Arbitrage Issuance BV into Oracle Corp., 6.50%, 144A	United States	582,000	30,586,444
c	Credit Suisse AG into International Business Machines Corp., 9.50%, 144A	United States	125,000	17,308,573
c,d	Merrill Lynch International & Co. C.V.into Microsoft Corp., 6.00%, 144A	United States	340,000	44,127,484
c	Wells Fargo Bank National Assn. into Texas Instruments Inc., 7.50%, 144A	United States	300,000	34,938,234

				216,184,382

	Total Equity-Linked Securities (Cost $433,935,135)			457,825,220

	Convertible Preferred Stocks (Cost $10,227,000) 0.3%
	Utilities 0.3%
	Sempra Energy, 6.00%, cvt. pfd., A	United States	100,000	10,689,000
	Preferred Stocks (Cost $15,000,000) 0.4%
	Financials 0.4%
[e]	JPMorgan Chase & Co., 6.00%, pfd., EE, 6/01/67	United States	600,000	16,032,000

			Units

[f]	Index-Linked Notes (Cost $33,147,500) 0.9%
	Financials 0.9%
c,g	Morgan Stanley Finance LLC, senior note, 144A, 6.89%, 10/03/19	United States	250,000	34,115,000

48	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Managed Income Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds 36.2%
	Communication Services 2.7%
c	CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 144A, 5.125%, 5/01/27	United States	$15,000,000	$15,262,500
	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., senior secured note, first lien, 4.908%, 7/23/25	United States	20,000,000	21,231,946
	DISH DBS Corp., senior bond, 5.875%, 7/15/22	United States	12,000,000	11,753,400
c	Sirius XM Radio Inc., senior bond, 144A, 5.375%, 4/15/25	United States	15,000,000	15,431,250
	Sprint Corp., senior note, 7.625%, 2/15/25	United States	10,000,000	10,125,000
c	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, senior secured bond, first lien, 144A, 4.738%, 9/20/29	United States	25,000,000	25,487,125

				99,291,221

	Consumer Discretionary 2.2%
	Dollar General Corp., senior bond, 3.875%, 4/15/27	United States	10,000,000	10,128,081
	Dollar Tree Inc., senior note, 4.00%, 5/15/25	United States	15,000,000	15,318,615
	Ford Motor Credit Co. LLC, senior note, 5.113%, 5/03/29	United States	25,000,000	25,000,000
	NIKE Inc., senior bond, 2.375%, 11/01/26	United States	20,000,000	19,321,434
c	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	10,000,000	10,121,900

				79,890,030

	Consumer Staples 4.7%
c	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., senior bond, 144A, 4.90%, 2/01/46	Belgium	10,000,000	10,156,128
	BAT Capital Corp., senior note, 3.557%, 8/15/27	United Kingdom	15,000,000	14,299,535
	The Clorox Co., senior bond, 3.10%, 10/01/27	United States	15,000,000	14,809,824
	Costco Wholesale Corp., senior note, 2.75%, 5/18/24	United States	15,000,000	15,045,072
	Kraft Heinz Foods Co.,
	senior bond, 3.50%, 6/06/22	United States	15,000,000	15,188,745
	senior bond, 3.00%, 6/01/26	United States	15,000,000	14,160,700
	Mondelez International Inc., senior bond, 4.00%, 2/01/24	United States	15,000,000	15,534,456
	The Procter & Gamble Co., senior note, 2.70%, 2/02/26	United States	25,000,000	24,793,540
	Reynolds American Inc., senior note, 4.45%, 6/12/25	United Kingdom	15,000,000	15,487,102
	Tyson Foods Inc., senior bond, 3.95%, 8/15/24	United States	12,100,000	12,505,388
	Walmart Inc., senior bond, 3.25%, 7/08/29	United States	20,000,000	20,225,536

				172,206,026

	Energy 2.7%
	Chesapeake Energy Corp., senior note, 8.00%, 1/15/25	United States	20,000,000	20,350,000
	Energy Transfer Operating LP, senior bond, 3.60%, 2/01/23	United States	15,000,000	15,077,691
	Kinder Morgan Energy Partners LP, senior note, 4.30%, 5/01/24	United States	12,900,000	13,493,904
	Nabors Industries Inc., senior note, 5.50%, 1/15/23	United States	25,000,000	23,937,500
	The Williams Cos. Inc.,
	senior note, 3.60%, 3/15/22	United States	15,000,000	15,234,017
	senior note, 4.55%, 6/24/24	United States	10,000,000	10,544,507

				98,637,619

	Financials 8.5%
c	Ashtead Capital Inc., second lien, 144A, 4.125%, 8/15/25	United Kingdom	21,000,000	20,895,000
	Bank of America Corp.,
	senior bond, 3.419% to 12/20/27, FRN thereafter, 12/20/28	United States	15,000,000	14,743,661
	sub. bond, 4.183%, 11/25/27	United States	10,000,000	10,241,225
	Barclays PLC, senior note, 3.65%, 3/16/25	United Kingdom	15,000,000	14,787,750

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Managed Income Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Financials (continued)
	Capital One Financial Corp.,
	senior bond, 3.80%, 1/31/28	United States	$20,000,000	$19,747,968
	senior note, 3.75%, 3/09/27	United States	10,000,000	9,925,236
	sub. note, 3.75%, 7/28/26	United States	10,000,000	9,853,118
	Citigroup Inc.,
	[h] junior sub. bond, P, 5.95% to 5/15/25, FRN thereafter, Perpetual	United States	15,000,000	15,725,625
	sub. bond, 4.125%, 7/25/28	United States	20,000,000	20,313,367
	Compass Bank, sub. note, 3.875%, 4/10/25	United States	15,000,000	15,042,874
	The Goldman Sachs Group Inc., senior note, 3.50%, 11/16/26	United States	15,000,000	14,803,124
	HSBC Holdings PLC, senior note, 4.292% to 9/12/25, FRN thereafter, 9/12/26	United Kingdom	20,000,000	20,804,300
h	JPMorgan Chase & Co., junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	15,000,000	15,056,250
c	Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	7,100,000	7,461,061
	Morgan Stanley,
	senior note, 3.125%, 1/23/23	United States	20,000,000	20,092,203
	senior sub. bond, 4.35%, 9/08/26	United States	15,000,000	15,581,702
	Navient Corp., senior note, 6.125%, 3/25/24	United States	15,000,000	15,450,000
h	PNC Financial Services Group Inc., junior sub. note, 4.85% to 6/01/23, FRN thereafter, Perpetual	United States	12,000,000	11,990,580
	Prudential Financial Inc., junior sub. bond, 5.70% to 9/15/28, FRN thereafter, 9/15/48	United States	20,000,000	20,751,700
h	Wells Fargo & Co., junior sub. bond, 5.875% to 6/15/25, FRN thereafter, Perpetual	United States	15,000,000	16,213,125

				309,479,869

	Health Care 6.9%
	Anthem Inc., senior bond, 3.65%, 12/01/27	United States	10,000,000	9,922,492
c	Bausch Health Cos. Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	6,300,000	6,394,500
	senior note, 144A, 5.875%, 5/15/23	United States	8,300,000	8,395,035
	senior secured note, first lien, 144A, 5.50%, 11/01/25	United States	10,000,000	10,271,900
c	Bayer U.S. Finance II LLC, senior note, 144A, 4.25%, 12/15/25	Germany	15,000,000	15,218,871
	Biogen Inc., senior note, 3.625%, 9/15/22	United States	10,000,000	10,191,954
	CHS/Community Health Systems Inc.,
	[c] senior secured note, 144A, 8.00%, 3/15/26	United States	10,000,000	9,750,000
	senior secured note, first lien, 6.25%, 3/31/23	United States	25,000,000	24,437,500
c	Cigna Corp., senior secured note, 144A, 3.75%, 7/15/23	United States	20,000,000	20,376,045
	CVS Health Corp.,
	senior bond, 5.05%, 3/25/48	United States	15,000,000	14,852,800
	senior note, 3.875%, 7/20/25	United States	15,000,000	15,105,085
	Edwards Lifesciences Corp., senior note, 4.30%, 6/15/28	United States	9,700,000	10,123,712
	Express Scripts Holding Co., senior bond, 3.40%, 3/01/27	United States	15,000,000	14,611,203
	HCA Inc., senior note, 5.375%, 9/01/26	United States	25,000,000	26,437,500
	Mylan Inc., senior bond, 4.55%, 4/15/28	United States	19,000,000	18,585,698
	Mylan NV, senior note, 3.95%, 6/15/26	United States	15,000,000	14,425,650
	Tenet Healthcare Corp., senior secured note, first lien, 4.625%, 7/15/24	United States	20,000,000	20,200,000

				249,299,945

	Industrials 2.1%
c	Air Canada 2013-1A Pass Through Trust, first lien, 144A, 4.125%, 11/15/26	Canada	5,330,698	5,469,296
	CNH Industrial NV, senior bond, 3.85%, 11/15/27	United Kingdom	15,000,000	14,390,550
	Lockheed Martin Corp., senior bond, 3.55%, 1/15/26	United States	20,000,000	20,556,397
[c]	TransDigm Inc., senior secured note, 144A, 6.25%, 3/15/26	United States	15,000,000	15,656,250

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Managed Income Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Industrials (continued)
	United Rentals North America Inc., senior note, 4.625%, 10/15/25	United States	$20,000,000	$19,900,000

				75,972,493

	Information Technology 2.3%
c	CommScope Technologies LLC, senior bond, 144A, 5.00%, 3/15/27	United States	20,000,000	18,725,000
c	Dell International LLC/EMC Corp., senior secured note, first lien, 144A, 4.42%, 6/15/21	United States	18,000,000	18,441,640
	Fiserv Inc., senior bond, 4.20%, 10/01/28	United States	20,000,000	20,680,060
c	Microchip Technology Inc., senior secured note, first lien, 144A, 4.333%, 6/01/23	United States	15,000,000	15,421,633
	Xilinx Inc., senior note, 2.95%, 6/01/24	United States	11,000,000	10,922,091

				84,190,424

	Materials 1.2%
	DowDuPont Inc., senior note, 4.493%, 11/15/25	United States	20,000,000	21,475,889
c	Syngenta Finance NV, senior note, 144A, 5.182%, 4/24/28	Switzerland	20,000,000	20,446,310

				41,922,199

	Real Estate 2.1%
	American Tower Corp., senior bond, 3.375%, 10/15/26	United States	15,000,000	14,779,535
	HCP Inc., senior bond, 3.875%, 8/15/24	United States	21,700,000	22,281,871
	Healthcare Trust of America Holdings LP, senior note, 3.375%, 7/15/21	United States	10,000,000	10,039,546
	Prologis LP, senior note, 4.25%, 8/15/23	United States	12,000,000	12,701,868
	Realty Income Corp., senior bond, 3.875%, 7/15/24	United States	15,000,000	15,634,896

				75,437,716

	Utilities 0.8%
	Duke Energy Corp., senior bond, 3.15%, 8/15/27	United States	20,000,000	19,665,257

c,h	EDF SA, junior sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	10,000,000	10,196,300

				29,861,557

	Total Corporate Bonds (Cost $1,280,877,941)			1,316,189,099

	U.S. Government and Agency Securities 6.9%
	U.S. Treasury Note,
	2.25%, 3/31/20	United States	50,000,000	49,942,383
	2.75%, 9/30/20	United States	100,000,000	100,587,891
	2.75%, 9/15/21	United States	50,000,000	50,586,914
	2.875%, 10/31/23	United States	50,000,000	51,281,250

	Total U.S. Government and Agency Securities (Cost $249,626,644)			252,398,438

		Number of Contracts	Notional Amount*

	Options Purchased (Cost $12,330,388) 0.3%
	Puts - Exchange-Traded
	SPDR S&P 500 ETF Trust, Put Option, Strike Price $290, Expires 12/20/19	10,000	1,000,000	11,030,000

	Total Investments before Short Term Investments (Cost $3,023,482,157)			3,370,234,560

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Managed Income Fund (continued)

		Country	Principal Amount	*	Value
	Short Term Investments 8.3%

	U.S. Government and Agency Securities (Cost $74,738,407) 2.1%
	U.S. Treasury Note, 1.75%, 9/30/19	United States	$75,000,000		$74,787,598

	Total Investments before Money Market Funds
	(Cost $3,098,220,564)				3,445,022,158

			Shares

	Money Market Funds (Cost $226,954,113) 6.2%
[i,j]	Institutional Fiduciary Trust Money Market Portfolio, 2.10%	United States	226,954,113		226,954,113

	Total Investments (Cost $3,325,174,677) 100.9%				3,671,976,271
	Options Written (0.3)%				(9,105,250)
	Other Assets, less Liabilities (0.6)%				(24,042,019)

	Net Assets 100.0%				$3,638,829,002

		Number of Contracts	Notional Amount*

k	Options Written (0.3)%
	Calls - Exchange-Traded
	Analog Devices Inc., Call Option, Strike Price $110, Expires 6/21/19	2,000	200,000		(1,760,000)
	Apple Inc., Call Option, Strike Price $200, Expires 5/17/19	2,000	200,000		(1,240,000)
	Chevron Corp., Call Option, Strike Price $130, Expires 6/21/19	2,000	200,000		(58,000)
	Cisco Systems Inc., Call Option, Strike Price $55, Expires 6/21/19	5,000	500,000		(1,270,000)
	Ford Motor Co., Call Option, Strike Price $10, Expires 6/21/19	20,000	2,000,000		(1,360,000)
	Honeywell International Inc., Call Option, Strike Price $165, Expires 6/21/19	2,000	200,000		(2,044,000)
	Intel Corp., Call Option, Strike Price $57.50, Expires 5/17/19	5,000	500,000		(20,000)
	The Procter & Gamble Co., Call Option, Strike Price $105, Expires 6/21/19	4,250	425,000		(1,338,750)
	Raytheon Co., Call Option, Strike Price $195, Expires 5/17/19	1,300	130,000		(6,500)
	Wells Fargo & Co., Call Option, Strike Price $52.50, Expires 5/17/19	4,000	400,000		(8,000)

	Total Options Written (Premiums received $3,228,331)				$(9,105,250)

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Managed Income Fund (continued)

See Abbreviations on page 82.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aA portion or all of the security is held in connection with written option contracts open at period end.

bSee Note 1(g) regarding equity-linked securities.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2019, the aggregate value of these securities was $771,517,964, representing 21.2% of net assets.

dSecurity purchased on a delayed delivery basis. See Note 1(d).

eNon-income producing.

fSee Note 1(f) regarding index-linked notes.

gSecurity pays a fixed 2.00% coupon rate and a variable coupon based on the distribution of the Morgan Stanley Custom Enhanced SPX B DT Index 20 Delta. The coupon rate shown represents the combined rate at period end. Cash payment at maturity or upon early redemption is based on the performance of the Morgan Stanley Custom Enhanced SPX B DT Index 20 Delta.

hPerpetual security with no stated maturity date.

iSee Note 3(f) regarding investments in affiliated management investment companies.

jThe rate shown is the annualized seven-day effective yield at period end.

kSee Note 1(e) regarding written options.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Real Return Fund

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016	2015	2014

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.75	$10.14	$10.09	$ 9.92	$10.66	$10.82

Income from investment operations[a]:

Net investment income[b]	0.04	0.19	0.17	0.12	0.05	0.14

Net realized and unrealized gains (losses)	0.22	(0.25)	0.01	0.15	(0.72)	(0.06)

Total from investment operations	0.26	(0.06)	0.18	0.27	(0.67)	0.08

Less distributions from:

Net investment income	(0.07)	(0.33)	(0.13)	(0.09)	(0.07)	(0.24)

Tax return of capital	—	—	—	(0.01)	—	—

Total distributions	(0.07)	(0.33)	(0.13)	(0.10)	(0.07)	(0.24)

Net asset value, end of period	$ 9.94	$ 9.75	$10.14	$10.09	$ 9.92	$10.66

Total return[c]	2.71%	(0.69)%	1.77%	2.77%	(6.32)%	0.75%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.15%	1.16%	1.17%	1.12%	1.10%	1.10%

Expenses net of waiver and payments by affiliates[e]	0.88%	0.90%	0.90%	0.90%	0.90%	0.90%

Net investment income	0.82%	1.92%	1.69%	1.18%	0.43%	1.34%

Supplemental data

Net assets, end of period (000’s)	$129,494	$132,772	$146,866	$161,541	$185,743	$248,313

Portfolio turnover rate	20.90%	27.83%	32.44%	31.82%	26.57%	33.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

54	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016	2015	2014

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.64	$10.03	$10.00	$ 9.82	$10.59	$10.76

Income from investment operations[a]:

Net investment income[b]	0.02	0.15	0.13	0.08	— [c]	0.10

Net realized and unrealized gains (losses)	0.22	(0.25)	— [c]	0.16	(0.71)	(0.07)

Total from investment operations	0.24	(0.10)	0.13	0.24	(0.71)	0.03

Less distributions from:

Net investment income	(0.05)	(0.29)	(0.10)	(0.05)	(0.06)	(0.20)

Tax return of capital	—	—	—	(0.01)	—	—

Total distributions	(0.05)	(0.29)	(0.10)	(0.06)	(0.06)	(0.20)

Net asset value, end of period	$ 9.83	$ 9.64	$10.03	$10.00	$ 9.82	$10.59

Total return[d]	2.53%	(1.06)%	1.30%	2.44%	(6.70)%	0.22%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.55%	1.56%	1.57%	1.52%	1.50%	1.50%

Expenses net of waiver and payments by affiliates[f]	1.28%	1.30%	1.30%	1.30%	1.30%	1.30%

Net investment income	0.42%	1.52%	1.29%	0.78%	0.04%	0.94%

Supplemental data

Net assets, end of period (000’s)	$21,637	$24,685	$33,844	$39,568	$48,084	$68,188

Portfolio turnover rate	20.90%	27.83%	32.44%	31.82%	26.57%	33.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016	2015	2014

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.81	$10.19	$10.15	$ 9.98	$10.68	$10.85

Income from investment operations[a]:

Net investment income[b]	0.06	0.22	0.22	0.16	0.10	0.21

Net realized and unrealized gains (losses)	0.22	(0.24)	(0.01)	0.16	(0.72)	(0.10)

Total from investment operations	0.28	(0.02)	0.21	0.32	(0.62)	0.11

Less distributions from:

Net investment income	(0.09)	(0.36)	(0.17)	(0.14)	(0.08)	(0.28)

Tax return of capital	—	—	—	(0.01)	—	—

Total distributions	(0.09)	(0.36)	(0.17)	(0.15)	(0.08)	(0.28)

Net asset value, end of period	$10.00	$ 9.81	$10.19	$10.15	$ 9.98	$10.68

Total return[c]	2.90%	(0.21)%	2.09%	3.25%	(5.87)%	1.04%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.79%	0.81%	0.72%	0.71%	0.71%	0.70%

Expenses net of waiver and payments by affiliates[e]	0.48%	0.49%	0.49%	0.50%	0.50%	0.52%

Net investment income	1.22%	2.33%	2.11%	1.58%	0.83%	1.72%

Supplemental data

Net assets, end of period (000’s)	$14,071	$14,475	$5,727	$5,326	$1,730	$2,034

Portfolio turnover rate	20.90%	27.83%	32.44%	31.82%	26.57%	33.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)

	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
		2018	2017	2016	2015	2014

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.79	$10.18	$10.13	$ 9.96	$10.68	$10.85

Income from investment operations[a]:

Net investment income[b]	0.05	0.23	0.20	0.14	0.05	0.18

Net realized and unrealized gains (losses)	0.22	(0.27)	— [c]	0.16	(0.70)	(0.08)

Total from investment operations	0.27	(0.04)	0.20	0.30	(0.65)	0.10

Less distributions from:

Net investment income	(0.08)	(0.35)	(0.15)	(0.12)	(0.07)	(0.27)

Tax return of capital	—	—	—	(0.01)	—	—

Total distributions	(0.08)	(0.35)	(0.15)	(0.13)	(0.07)	(0.27)

Net asset value, end of period	$ 9.98	$ 9.79	$10.18	$10.13	$ 9.96	$10.68

Total return[d]	2.83%	(0.47)%	2.03%	3.04%	(6.08)%	0.91%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.90%	0.91%	0.92%	0.87%	0.85%	0.85%

Expenses net of waiver and payments by affiliates[f]	0.63%	0.65%	0.65%	0.65%	0.65%	0.65%

Net investment income	1.07%	2.17%	1.94%	1.43%	0.68%	1.59%

Supplemental data

Net assets, end of period (000’s)	$19,079	$19,703	$40,077	$35,215	$37,758	$65,958

Portfolio turnover rate	20.90%	27.83%	32.44%	31.82%	26.57%	33.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2019 (unaudited)

Franklin Real Return Fund

		Country	Shares	Value

	Common Stocks 10.9%
	Energy 6.2%
	Anadarko Petroleum Corp.	United States	23,700	$1,726,545
	Canadian Natural Resources Ltd.	Canada	33,700	1,010,326
	Chevron Corp.	United States	13,700	1,644,822
	Exxon Mobil Corp.	United States	15,277	1,226,438
	Halliburton Co.	United States	33,300	943,389
	Noble Energy Inc.	United States	27,400	741,444
	Occidental Petroleum Corp.	United States	18,200	1,071,616
	Pioneer Natural Resources Co.	United States	4,700	782,362
	Royal Dutch Shell PLC, A, ADR	United Kingdom	19,800	1,257,894
	Schlumberger Ltd.	United States	20,850	889,878
[a]	Weatherford International PLC	United States	119,400	66,064

				11,360,778

	Materials 4.7%
	BHP Group PLC, ADR	United Kingdom	32,700	1,541,151
	Dow Inc.	United States	8,866	502,968
	DowDuPont Inc.	United States	26,600	1,022,770
	Freeport-McMoRan Inc.	United States	53,046	652,996
	Newmont Goldcorp Corp.	United States	33,324	1,035,043
	Nucor Corp.	United States	21,000	1,198,470
	Nutrien Ltd.	Canada	19,624	1,063,228
	Rio Tinto PLC, ADR	Australia	27,700	1,631,530

				8,648,156

	Total Common Stocks (Cost $20,525,189)			20,008,934

	Management Investment Companies 11.2%
	Diversified Financials 11.2%
[b]	Franklin Pelagos Commodities Strategy Fund, Class R6	United States	969,029	5,562,226
	iShares Global Infrastructure ETF	United States	95,000	4,321,550
	SPDR Dow Jones REIT ETF	United States	109,700	10,825,196

	Total Management Investment Companies (Cost $15,723,280)			20,708,972

			Principal Amount

	U.S. Government and Agency Securities 71.1%
[c]	U.S. Treasury Note,
	Index Linked, 1.875%, 7/15/19	United States	$24,857,607	25,142,110
	Index Linked, 1.375%, 1/15/20	United States	12,388,892	12,483,019
	Index Linked, 0.125%, 4/15/20	United States	10,252,917	10,201,252
	Index Linked, 1.25%, 7/15/20	United States	16,224,693	16,436,299
	Index Linked, 0.125%, 4/15/21	United States	12,370,057	12,274,532
	Index Linked, 0.625%, 7/15/21	United States	7,064,684	7,125,243
	Index Linked, 0.125%, 1/15/22	United States	6,923,335	6,869,193
	Index Linked, 0.125%, 7/15/22	United States	6,814,100	6,783,808
	Index Linked, 0.125%, 1/15/23	United States	6,898,238	6,830,489
	Index Linked, 0.625%, 1/15/24	United States	8,123,899	8,214,474
	Index Linked, 0.125%, 7/15/24	United States	8,515,304	8,429,676

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Real Return Fund (continued)

	Country	Principal Amount	Value

U.S. Government and Agency Securities (continued)
[c] U.S. Treasury Note, (continued)
Index Linked, 0.25%, 1/15/25	United States	$10,350,608	$10,244,193

Total U.S. Government and Agency Securities (Cost $130,645,443)			131,034,288

Total Investments before Short Term Investments (Cost $166,893,912)			171,752,194

Short Term Investments (Cost $12,195,254) 6.6%

Repurchase Agreements 6.6%

[d] Joint Repurchase Agreement, 2.702%, 5/01/19 (Maturity Value $12,196,169)
BNP Paribas Securities Corp. (Maturity Value $9,232,256)
Deutsche Bank Securities Inc. (Maturity Value $2,436,307)
HSBC Securities (USA) Inc. (Maturity Value $527,606)
Collateralized by U.S. Government Agency Securities, 2.50% - 4.50%, 9/08/31 - 3/20/49; [e]U.S. Treasury Bills, 7/05/19; U.S. Treasury Notes, 1.375% - 3.375%, 5/15/19 - 5/15/21; and U.S. Treasury Strips, 2/15/35 - 5/15/47 (valued at $ 12,450,179)	United States	12,195,254	12,195,254

Total Investments (Cost $179,089,166) 99.8%			183,947,448
Other Assets, less Liabilities 0.2%			332,735

Net Assets 100.0%.			$184,280,183

See Abbreviations on page 82.

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cPrincipal amount of security is adjusted for inflation. See Note 1(j).

dSee Note 1(c) regarding joint repurchase agreement.

eThe security was issued on a discount basis with no stated coupon rate.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Statements

Statements of Assets and Liabilities

April 30, 2019 (unaudited)

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund	Franklin Real Return Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,217,979,290	$1,676,970,769	$3,098,220,564	$160,499,796
Cost - Non-controlled affiliates (Note 3f)	131,614,978	24,861,288	226,954,113	6,394,116
Cost - Unaffiliated repurchase agreements	—	—	—	12,195,254

Value - Unaffiliated issuers	$3,828,144,517	$2,354,742,374	$3,445,022,158	$166,189,968
Value - Non-controlled affiliates (Note 3f)	131,614,978	24,861,288	226,954,113	5,562,226
Value - Unaffiliated repurchase agreements	—	—	—	12,195,254
Cash	—	—	30,447,384	—
Foreign currency, at value (cost $—, $—, $— and $79,319, respectively)	—	—	—	79,565
Receivables:
Investment securities sold	15,425,681	—	193	25
Capital shares sold	4,224,747	2,193,282	4,001,522	340,870
Dividends and interest	13,089,398	2,394,452	18,115,573	316,224
European Union tax reclaims	—	64,941	90,356	—
Other assets	3,277	8,224	6,124	169

Total assets	3,992,502,598	2,384,264,561	3,724,637,423	184,684,301

Liabilities:
Payables:
Investment securities purchased	15,043,107	752,748	69,006,200	—
Capital shares redeemed	6,001,633	2,037,330	4,423,344	230,764
Management fees	1,459,938	906,248	1,590,494	49,774
Distribution fees	488,181	565,476	995,125	38,439
Transfer agent fees	604,863	256,035	527,505	33,945
Professional fees	32,106	21,821	18,369	23,047
Distributions to shareholders	—	—	—	10,537
Options written, at value (premiums received $—, $—, $3,228,331 and $—, respectively)	—	—	9,105,250	—
Accrued expenses and other liabilities	64,645	12,918	142,134	17,612

Total liabilities	23,694,473	4,552,576	85,808,421	404,118

Net assets, at value	$3,968,808,125	$2,379,711,985	$3,638,829,002	$184,280,183

Net assets consist of:
Paid-in capital	$3,250,399,579	$1,664,313,336	$3,208,086,748	$209,359,811
Total distributable earnings (loss)	718,408,546	715,398,649	430,742,254	(25,079,628)

Net assets, at value	$3,968,808,125	$2,379,711,985	$3,638,829,002	$184,280,183

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

April 30, 2019 (unaudited)

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund	Franklin Real Return Fund

Class A:
Net assets, at value	$1,221,827,836	$1,920,956,855	$2,808,277,050	$129,493,847

Shares outstanding	54,754,586	75,275,166	225,502,569	13,031,146

Net asset value per share[a]	$22.31	$25.52	$12.45	$9.94

Maximum offering price per share (net asset value per share ÷ 94.50%, 94.50%, 94.50% and 96.25%, respectively)	$23.61	$27.01	$13.17	$10.33

Class C:
Net assets, at value	$296,209,525	$213,925,929	$511,351,722	$21,636,684

Shares outstanding	13,494,091	8,453,416	41,458,144	2,200,994

Net asset value and maximum offering price per share[a]	$21.95	$25.31	$12.33	$9.83

Class R:
Net assets, at value		$7,520,119	$4,099,835

Shares outstanding		294,737	328,278

Net asset value and maximum offering price per share		$25.51	$12.49

Class R6:
Net assets, at value	$59,915,377	$89,814,104	$149,418,590	$14,070,770

Shares outstanding	2,667,316	3,512,261	11,960,974	1,407,117

Net asset value and maximum offering price per share	$22.46	$25.57	$12.49	$10.00

Advisor Class:
Net assets, at value	$2,390,855,387	$147,494,978	$165,681,805	$19,078,882

Shares outstanding	107,099,653	5,769,562	13,272,105	1,911,619

Net asset value and maximum offering price per share	$22.32	$25.56	$12.48	$9.98

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the six months ended April 30, 2019 (unaudited)

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund	Franklin Real Return Fund

Investment income:

Dividends: (net of foreign taxes)*

Unaffiliated issuers	$13,016,119	$29,429,158	$ 21,701,474	$709,930

Non-controlled affiliates (Note 3f)	1,249,074	398,080	1,082,593	394,117

Interest:

Unaffiliated issuers:

Inflation principal adjustments	—	—	—	321,752

Paid in cash	17,783,751	—	32,778,531	157,808

Income from securities loaned:

Unaffiliated issuers (net of fees and rebates)	—	—	785	—

Non-controlled affiliates (Note 3f)	—	—	993	—

Total investment income	32,048,944	29,827,238	55,564,376	1,583,607

Expenses:

Management fees (Note 3a)	8,556,499	5,171,653	10,337,327	580,593

Distribution fees: (Note 3c)

Class A	1,428,665	2,223,511	3,307,504	161,965

Class C	1,452,214	1,021,298	2,489,280	73,971

Class R	—	16,278	9,109	—

Transfer agent fees: (Note 3e)

Class A	723,164	1,020,002	1,482,968	116,070

Class C	183,214	116,805	278,939	20,364

Class R	—	3,979	2,043	—

Class R6	17,026	16,138	21,121	4,677

Advisor Class	1,381,887	71,176	79,390	17,096

Custodian fees (Note 4)	15,712	11,081	19,183	297

Reports to shareholders	103,744	90,009	141,837	19,412

Registration and filing fees	116,249	57,974	88,951	35,012

Professional fees	35,493	33,332	57,008	26,968

Trustees’ fees and expenses	19,220	14,404	22,799	1,344

Other	26,814	22,968	37,699	3,423

Total expenses	14,059,901	9,890,608	18,375,158	1,061,192

Expense reductions (Note 4)	(11,255)	(4,264)	(24,307)	(676)

Expenses waived/paid by affiliates (Note 3f and 3g)	(228,554)	(74,299)	(191,822)	(245,632)

Net expenses	13,820,092	9,812,045	18,159,029	814,884

Net investment income	18,228,852	20,015,193	37,405,347	768,723

Realized and unrealized gains (losses):

Net realized gain (loss) from:

Investments:

Unaffiliated issuers	141,550,710	40,739,766	136,379,280	(1,353,401)

Controlled affiliates (Note 3f)	—	—	(8,591,145)	—

Written options	—	—	5,917,362	—

Foreign currency transactions	—	(399)	(20,881)	(1,415)

Capital gain distributions from management investment companies:

Controlled affiliates (Note 3f)	—	—	4,386,856	—

Net realized gain (loss)	141,550,710	40,739,367	138,071,472	(1,354,816)

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the six months ended April 30, 2019 (unaudited)

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund	Franklin Real Return Fund

Net change in unrealized appreciation (depreciation) on:

Investments:

Unaffiliated issuers	$327,887,844	$125,636,095	$ 90,682,624	$ 6,243,540

Controlled affiliates (Note 3f)	—	—	3,654,250	—

Non-controlled affiliates (Note 3f)	—	—	—	(640,398)

Translation of other assets and liabilities denominated in foreign currencies	—	11,160	5,807	484

Written options	—	—	(7,894,048)	—

Net change in unrealized appreciation (depreciation)	327,887,844	125,647,255	86,448,633	5,603,626

Net realized and unrealized gain (loss)	469,438,554	166,386,622	224,520,105	4,248,810

Net increase (decrease) in net assets resulting from operations	$ 487,667,406	$ 186,401,815	$ 261,925,452	$ 5,017,533

*Foreign taxes withheld on dividends	$ —	$ 515,187	$ 424,953	$ 8,600

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Convertible Securities Fund		Franklin Equity Income Fund

	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018

Increase (decrease) in net assets:

Operations:
Net investment income	$ 18,228,852	$ 25,909,414	$ 20,015,193	$ 35,094,167
Net realized gain (loss)	141,550,710	245,578,005	40,739,367	106,911,824
Net change in unrealized appreciation (depreciation)	327,887,844	(102,999,826)	125,647,255	(57,133,702)

Net increase (decrease) in net assets resulting from operations	487,667,406	168,487,593	186,401,815	84,872,289

Distributions to shareholders:
Class A	(58,963,044)	(63,608,374)	(91,988,363)	(82,499,588)
Class C	(14,110,924)	(21,106,601)	(9,776,195)	(10,790,019)
Class R	—	—	(346,941)	(315,650)
Class R6	(3,065,089)	(2,162,200)	(4,357,324)	(3,914,155)
Advisor Class	(113,981,355)	(124,290,867)	(6,048,439)	(4,738,259)

Total distributions to shareholders	(190,120,412)	(211,168,042)	(112,517,262)	(102,257,671)

Capital share transactions: (Note 2)
Class A	(24,750,264)	344,731,206	110,242,600	13,100,601
Class C	(26,629,134)	(1,890,826)	2,935,331	(61,548,993)
Class R	—	—	528,448	(272,949)
Class R6	(2,121,686)	35,475,394	5,878,320	69,294,512
Advisor Class	23,884,720	681,304,202	32,304,821	(37,318,550)

Total capital share transactions	(29,616,364)	1,059,619,976	151,889,520	(16,745,379)

Net increase (decrease) in net assets	267,930,630	1,016,939,527	225,774,073	(34,130,761)

Net assets:
Beginning of period	3,700,877,495	2,683,937,968	2,153,937,912	2,188,068,673

End of period	$3,968,808,125	$3,700,877,495	$2,379,711,985	$2,153,937,912

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Managed Income Fund		Franklin Real Return Fund

	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018

Increase (decrease) in net assets:

Operations:
Net investment income	$ 37,405,347	$ 73,691,923	$ 768,723	$ 3,896,092
Net realized gain (loss)	138,071,472	38,766,320	(1,354,816)	4,314,310
Net change in unrealized appreciation (depreciation)	86,448,633	(83,381,646)	5,603,626	(9,287,071)

Net increase (decrease) in net assets resulting from operations	261,925,452	29,076,597	5,017,533	(1,076,669)

Distributions to shareholders:
Class A	(73,417,873)	(124,779,231)	(963,002)	(4,501,773)
Class C	(12,125,967)	(24,853,963)	(123,074)	(905,045)
Class R	(95,369)	(205,981)	—	—
Class R6	(4,138,438)	(6,906,404)	(135,425)	(372,274)
Advisor Class	(3,972,919)	(6,100,753)	(165,496)	(829,402)

Total distributions to shareholders	(93,750,566)	(162,846,332)	(1,386,997)	(6,608,494)

Capital share transactions: (Note 2)
Class A	92,607,463	40,700,401	(5,843,661)	(8,760,975)
Class C	(6,593,785)	(116,913,479)	(3,476,831)	(8,013,165)
Class R	553,272	(1,229,264)	—	—
Class R6	3,709,850	144,466,333	(674,894)	9,265,304
Advisor Class	33,810,417	(115,174,213)	(990,049)	(19,684,992)

Total capital share transactions	124,087,217	(48,150,222)	(10,985,435)	(27,193,828)

Net increase (decrease) in net assets	292,262,103	(181,919,957)	(7,354,899)	(34,878,991)

Net assets:

Beginning of period	3,346,566,899	3,528,486,856	191,635,082	226,514,073

End of period	$3,638,829,002	$3,346,566,899	$184,280,183	$191,635,082

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FRANKLIN INVESTORS SECURITIES TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class A, Class C, Class R, Class R6 & Advisor Class

Franklin Managed Income Fund

Franklin Equity Income Fund

Class A, Class C, Class R6 & Advisor Class

Franklin Convertible Securities Fund

Franklin Real Return Fund

Effective March 1, 2019, Franklin Balanced Fund was renamed Franklin Managed Income Fund.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds, and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt and certain preferred securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

Certain or all Funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds’ custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Funds, certain MRAs

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FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

c. Joint Repurchase Agreement (continued)

may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Funds at period end, as indicated in the Statements of Investments, had been entered into on April 30, 2019.

d. Securities Purchased on a Delayed Delivery Basis

Franklin Managed Income Fund purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

Certain or all Funds purchased or wrote exchange traded option contracts primarily to manage and/or gain exposure to equity volatility risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

f. Index-Linked Notes

Certain or all Funds invest in index-linked notes. Index-linked notes are senior, unsecured, subordinated debt securities issued by a financial institution, and the value is based on the price movements of the underlying index. Index-linked notes are designed to provide investors access to the returns of various market benchmarks and intended to replicate the economic effects that would apply had the Fund directly purchased the underlying referenced asset or basket of assets. The risks of investing in index-linked notes include unfavorable price movements in the underlying index and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with index-linked notes and the appreciation potential may be limited. Index-linked notes may be more volatile and less liquid than other investments held by the Funds.

g. Equity-Linked Securities

Certain or all Funds invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statements of Operations

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and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Funds.

h. Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At April 30, 2019, the Funds had no securities on loan.

i. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2019, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and

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1. Organization and Significant Accounting Policies (continued)

j. Security Transactions, Investment Income, Expenses and Distributions (continued)

accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income and capital gain distributions by Underlying Funds are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. The Franklin Managed Income Fund employs a managed distribution policy. Under this policy, the fund will distribute level monthly distributions in any given year regardless of the performance of the fund; however, the twelfth monthly payment may be greater than the initially anticipated amount if additional income or capital gains are required to be distributed. These distributions may include income and capital gains generated by the Fund, as well as a possible return of capital component, if necessary, to meet the annual distribution rate. The annual payout rate may be adjusted higher or lower from year to year in response to market conditions. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statements of Operations.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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2. Shares of Beneficial Interest

At April 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Convertible Securities Fund		Franklin Equity Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended April 30, 2019
Shares sold[a]	3,411,123	$70,889,353	6,666,578	$159,555,540
Shares issued in reinvestment of distributions	2,941,330	56,516,986	3,934,170	89,981,718
Shares redeemed	(7,483,130)	(152,156,603)	(5,818,290)	(139,294,658)

Net increase (decrease)	(1,130,677)	$(24,750,264)	4,782,458	$110,242,600

Year ended October 31, 2018
Shares sold[a]	28,565,417	$600,371,738	8,522,436	$215,600,707
Shares issued in reinvestment of distributions	3,028,430	60,507,562	3,204,198	80,643,785
Shares redeemed	(15,150,859)	(316,148,094)	(11,186,923)	(283,143,891)

Net increase (decrease)	16,442,988	$344,731,206	539,711	$13,100,601

Class C Shares:
Six Months ended April 30, 2019
Shares sold	488,772	$9,935,433	963,401	$22,652,717
Shares issued in reinvestment of distributions	660,450	12,469,502	417,350	9,468,327
Shares redeemed[a]	(2,409,509)	(49,034,069)	(1,221,514)	(29,185,713)

Net increase (decrease)	(1,260,287)	$(26,629,134)	159,237	$2,935,331

Year ended October 31, 2018
Shares sold	5,832,864	$120,961,542	1,755,701	$44,156,220
Shares issued in reinvestment of distributions	963,682	18,860,854	419,604	10,474,658
Shares redeemed[a]	(6,928,441)	(141,713,222)	(4,640,390)	(116,179,871)

Net increase (decrease)	(131,895)	$(1,890,826)	(2,465,085)	$(61,548,993)

Class R Shares:
Six Months ended April 30, 2019
Shares sold			33,825	$803,699
Shares issued in reinvestment of distributions			14,077	321,991
Shares redeemed			(24,782)	(597,242)

Net increase (decrease)			23,120	$528,448

Year ended October 31, 2018
Shares sold			41,575	$1,049,280
Shares issued in reinvestment of distributions			11,318	284,867
Shares redeemed			(63,625)	(1,607,096)

Net increase (decrease)			(10,732)	$(272,949)

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2. Shares of Beneficial Interest (continued)

	Franklin Convertible Securities Fund		Franklin Equity Income Fund

	Shares	Amount	Shares	Amount

Class R6 Shares:
Six Months ended April 30, 2019
Shares sold	520,236	$10,866,317	494,091	$11,897,465
Shares issued in reinvestment of distributions	158,376	3,064,225	151,572	3,473,536
Shares redeemed	(794,181)	(16,052,228)	(392,545)	(9,492,681)

Net increase (decrease)	(115,569)	$(2,121,686)	253,118	$5,878,320

Year ended October 31, 2018
Shares sold	2,814,780	$59,072,073	3,474,912	$87,644,288
Shares issued in reinvestment of distributions	106,403	2,160,058	126,940	3,202,571
Shares redeemed	(1,242,069)	(25,756,737)	(849,554)	(21,552,347)

Net increase (decrease)	1,679,114	$35,475,394	2,752,298	$69,294,512

Advisor Class Shares:
Six Months ended April 30, 2019
Shares sold	18,845,297	$389,558,234	2,051,290	$48,528,267
Shares issued in reinvestment of distributions	5,135,886	98,775,262	240,395	5,517,699
Shares redeemed	(22,885,012)	(464,448,776)	(917,081)	(21,741,145)

Net increase (decrease)	1,096,171	$23,884,720	1,374,604	$32,304,821

Year ended October 31, 2018
Shares sold	71,119,463	$1,499,743,371	1,666,939	$42,390,161
Shares issued in reinvestment of distributions	5,499,134	109,979,709	167,247	4,221,565
Shares redeemed	(45,190,202)	(928,418,878)	(3,322,517)	(83,930,276)

Net increase (decrease)	31,428,395	$681,304,202	(1,488,331)	$(37,318,550)

[a]May include a portion of Class C shares that were automatically converted to Class A.

	Franklin Managed Income Fund		Franklin Real Return Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended April 30, 2019
Shares sold[a]	22,685,219	$ 268,871,306	1,330,864	$12,958,566
Shares issued in reinvestment of distributions	6,076,030	71,710,251	97,109	945,914
Shares redeemed	(20,785,914)	(247,974,094)	(2,021,096)	(19,748,141)

Net increase (decrease)	7,975,335	$ 92,607,463	(593,123)	$(5,843,661)

Year ended October 31, 2018
Shares sold[a]	31,254,193	$ 380,495,174	2,394,029	$23,972,212
Shares issued in reinvestment of distributions	9,972,235	121,740,304	437,971	4,406,173
Shares redeemed	(37,826,274)	(461,535,077)	(3,697,499)	(37,139,360)

Net increase (decrease)	3,400,154	$ 40,700,401	(865,499)	$(8,760,975)

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	Franklin Managed Income Fund		Franklin Real Return Fund

	Shares	Amount	Shares	Amount

Class C Shares:
Six Months ended April 30, 2019
Shares sold	4,308,235	$50,178,202	107,120	$1,036,425
Shares issued in reinvestment of distributions	993,342	11,583,704	12,384	119,160
Shares redeemed[a]	(5,761,693)	(68,355,691)	(479,159)	(4,632,416)

Net increase (decrease)	(460,116)	$(6,593,785)	(359,655)	$(3,476,831)

Year ended October 31, 2018
Shares sold	5,331,825	$64,522,420	384,940	$3,821,041
Shares issued in reinvestment of distributions	1,966,557	23,818,011	88,631	882,650
Shares redeemed[a]	(17,061,942)	(205,253,910)	(1,285,936)	(12,716,856)

Net increase (decrease)	(9,763,560)	$(116,913,479)	(812,365)	$(8,013,165)

Class R Shares:
Six Months ended April 30, 2019
Shares sold	68,827	$832,268
Shares issued in reinvestment of distributions	8,058	95,342
Shares redeemed	(31,383)	(374,338)

Net increase (decrease)	45,502	$553,272

Year ended October 31, 2018
Shares sold	52,561	$644,571
Shares issued in reinvestment of distributions	16,814	205,981
Shares redeemed	(170,975)	(2,079,816)

Net increase (decrease)	(101,600)	$(1,229,264)

Class R6 Shares:
Six Months ended April 30, 2019
Shares sold	1,553,361	$18,693,250	221,210	$2,178,198
Shares issued in reinvestment of distributions	349,406	4,137,196	9,981	97,810
Shares redeemed	(1,591,525)	(19,120,596)	(300,262)	(2,950,902)

Net increase (decrease)	311,242	$3,709,850	(69,071)	$(674,894)

Year ended October 31, 2018
Shares sold	14,240,369	$176,497,963	1,199,559	$12,138,483
Shares issued in reinvestment of distributions	564,301	6,905,816	26,854	271,471
Shares redeemed	(3,182,549)	(38,937,446)	(312,145)	(3,144,650)

Net increase (decrease)	11,622,121	$144,466,333	914,268	$9,265,304

Advisor Class Shares:
Six Months ended April 30, 2019
Shares sold	4,297,951	$51,264,221	231,245	$2,269,801
Shares issued in reinvestment of distributions	286,007	3,391,823	16,862	164,951
Shares redeemed	(1,739,429)	(20,845,627)	(349,578)	(3,424,801)

Net increase (decrease)	2,844,529	$33,810,417	(101,471)	$(990,049)

Year ended October 31, 2018
Shares sold	3,903,537	$47,754,786	1,354,135	$13,625,198
Shares issued in reinvestment of distributions	413,056	5,051,434	79,839	806,460
Shares redeemed	(13,562,421)	(167,980,433)	(3,358,885)	(34,116,650)

Net increase (decrease)	(9,245,828)	$(115,174,213)	(1,924,911)	$(19,684,992)

aMay include a portion of Class C shares that were automatically converted to Class A.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Effective March 1, 2019, the Franklin Managed Income Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.620%	Up to and including $250 million
0.595%	Over $250 million, up to and including $500 million
0.570%	Over $500 million, up to and including $1 billion
0.545%	Over $1 billion, up to and including $2.5 billion
0.520%	Over $2.5 billion, up to and including $5 billion
0.495%	Over $5 billion, up to and including $10 billion
0.470%	Over $10 billion, up to and including $15 billion
0.445%	Over $15 billion, up to and including $20 billion
0.420%	In excess of $20 billion

Prior to March 1, 2019, the Franklin Managed Income Fund paid fees to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $250 million
0.675%	Over $250 million, up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.625%	Over $1 billion, up to and including $2.5 billion
0.600%	Over $2.5 billion, up to and including $5 billion
0.575%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.525%	Over $15 billion, up to and including $20 billion
0.500%	In excess of $20 billion

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Franklin Convertible Securities Fund and Franklin Equity Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

Franklin Real Return Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

For the period ended April 30, 2019, each Fund’s annualized gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund	Franklin Real Return Fund

0.465%	0.471%	0.602%	0.625%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be

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3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund	Franklin Real Return Fund

Reimbursement Plans:
Class A	0.25%	0.25%	0.35%	0.25%

Compensation Plans:
Class C	1.00%	1.00%	1.00%	0.65%
Class R	—	0.50%	0.50%	—

For Franklin Managed Income Fund, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund	Franklin Real Return Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$37,522	$148,540	$262,203	$1,668
CDSC retained	$31,604	$ 9,216	$ 13,703	$ 647

Effective March 1, 2019, certain front-end sales charges on Class A were lowered for Franklin Real Return Fund. Further details are disclosed in the Funds’ Prospectus.

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the period ended April 30, 2019, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund	Franklin Real Return Fund

Transfer agent fees	$678,328	$516,652	$791,292	$83,856

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended April 30, 2019, investments in affiliated management investment companies were as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)		Net Change in Unrealized Appreciation (Depreciation)

Franklin Convertible Securities Fund Non-Controlled Affiliates

						Dividends

Institutional Fiduciary Trust Money Market Portfolio, 2.10%	163,242,682	400,589,076	(432,216,780)	131,614,978	$131,614,978	$1,249,074	$—		$—

Franklin Equity Income Fund Non-Controlled Affiliates

						Dividends

Institutional Fiduciary Trust Money Market Portfolio, 2.10%	70,527,817	198,199,250	(243,865,779)	24,861,288	$24,861,288	$398,080	$—		$—

Franklin Managed Income Fund Controlled Affiliates

						Dividends

Franklin FTSE Europe Hedged ETF	1,350,000	—	(1,350,000)	—	$—	$—	$(1,306,785)	[a]	$1,589,375
Franklin FTSE Japan Hedged ETF	1,250,000	—	(1,250,000)	—	—	—	(2,897,504)	[a]	2,064,875

Total Controlled Affiliates					$—	$—	$(4,204,289)		$3,654,250

Non-Controlled Affiliates

						Dividends

Institutional Fiduciary Trust Money Market Portfolio, 2.10%	126,683,009	713,227,374	(612,956,270)	226,954,113	226,954,113	1,082,593	$—		—

						Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 2.10%	—	582,000	(582,000)	—	—	$993	—		—

Total Non-Controlled Affiliates					$226,954,113	$1,083,586	$—		$—

Total Affiliated Securities					$226,954,113	$1,083,586	$(4,204,289)		$3,654,250

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

f. Investments in Affiliated Management Investment Companies (continued)

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Franklin Real Return Fund

Non-Controlled Affiliates

						Dividends

Franklin Pelagos Commodities Strategy Fund, Class R6	897,760	71,269	—	969,029	$5,562,226	$394,117	$—	$(640,398)

[a]Includes	capital gain distributions received.

g. Waiver and Expense Reimbursements

Effective March 1, 2019, Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Managed Income Fund so that the expenses (including acquired fund fees and expenses but excluding distribution fees, and certain non-routine expenses or costs such as those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class C, Class R, Advisor Class and for Class R6 of the Fund do not exceed 0.68% and 0.60% respectively, based on the average net assets of each class until February 29, 2020.

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Real Return Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class C, Advisor Class and for Class R6 of the Fund do not exceed 0.60% and 0.44% respectively, based on the average net assets of each class until February 29, 2020.

Total expenses waived or paid are not subject to recapture subsequent to the Funds’ fiscal year end.

For Franklin Convertible Securities Fund and Franklin Equity Income Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until February 29, 2020.

h. Interfund Transactions

Franklin Managed Income Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended April 30, 2019, these purchase and sale transactions aggregated $0 and $11,512,500, respectively.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended April 30, 2019, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At October 31, 2018, the capital loss carryforwards were as follows:

Franklin Real Return Fund

Capital loss carryforwards not subject to expiration:
Short term	$1,056,974
Long term	25,062,261

Total capital loss carryforwards	$26,119,235

At April 30, 2019, the cost of investments, net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund	Franklin Real Return Fund

Cost of investments	$3,385,136,800	$1,699,158,251	$3,352,713,605	$180,760,136

Unrealized appreciation	$685,945,568	$689,358,154	$ 369,727,039	$10,060,848
Unrealized depreciation	(111,322,873)	(8,912,743)	(62,797,954)	(6,873,536)

Net unrealized appreciation (depreciation)	$574,622,695	$680,445,411	$ 306,929,085	$3,187,312

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums, tax straddles, inflation related adjustments on foreign securities and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2019, were as follows:

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund	Franklin Real Return Fund

Purchases	$357,046,682	$346,430,924	$954,323,363	$36,519,721
Sales	$526,092,036	$243,427,966	$783,865,136	$47,925,715

7. Credit Risk

At April 30, 2019, Franklin Convertible Securities Fund and Franklin Managed Income Fund had 77.8% and 8.4%, respectively, of their portfolio invested in high yield securities, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Other Derivative Information

At April 30, 2019, the investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value

Franklin Managed Income Fund
Equity contracts	Investments in securities, at value	$11,030,000	[a]	Options written, at value	$9,105,250

aPurchased option contracts are included in investments in securities, at value in the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Other Derivative Information (continued)

For the period ended April 30, 2019, the effect of derivative contracts in the Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Location	Net Realized Gain (Loss) for the Period		Statements of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Franklin Managed Income Fund
Equity contracts	Investments	$54,886,682	[a]	Investments	$(25,820,302)[a]
	Written options	5,917,362		Written options	(7,894,048)

Totals		$60,804,044			$(33,714,350)

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations.

For the period ended April 30, 2019, the average month end notional amount of options contracts represented 61,929 shares.

See Note 1(e) regarding derivative financial instruments.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended April 30, 2019, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

A summary of inputs used as of April 30, 2019, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Franklin Convertible Securities Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Communication Services	$—	$52,119,602	$—		$52,119,602
All Other Equity Investments	558,452,162	—	—		558,452,162
Convertible Bonds	—	3,217,572,753	—		3,217,572,753
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	131,614,978	—	—		131,614,978

Total Investments in Securities	$690,067,140	$3,269,692,355	$—		$3,959,759,495

Franklin Equity Income Fund
Assets:
Investments in Securities:[a]
Equity Investments	$2,125,544,417	$—	$—		$2,125,544,417
Equity-Linked Securities	—	229,197,957	—		229,197,957
Short Term Investments	24,861,288	—	—		24,861,288

Total Investments in Securities	$2,150,405,705	$229,197,957	$—		$2,379,603,662

Franklin Managed Income Fund
Assets:
Investments in Securities:[a]
Equity Investments[b]	$1,298,676,803	$—	$—		$1,298,676,803
Equity-Linked Securities	—	457,825,220	—		457,825,220
Index-Linked Notes	—	34,115,000	—		34,115,000
Corporate Bonds	—	1,316,189,099	—		1,316,189,099
U.S. Government and Agency Securities	—	252,398,438	—		252,398,438
Options Purchased	11,030,000	—	—		11,030,000
Short Term Investments	226,954,113	74,787,598	—		301,741,711

Total Investments in Securities	$1,536,660,916	$2,135,315,355	$—		$3,671,976,271

Liabilities:
Other Financial Instruments:
Options Written	$9,105,250	$—	$—		$9,105,250

Franklin Real Return Fund
Assets:
Investments in Securities:[a]
Equity Investments	$40,717,906	$—	$—		$40,717,906
U.S. Government and Agency Securities	—	131,034,288	—		131,034,288
Short Term Investments	—	12,195,254	—		12,195,254

Total Investments in Securities	$40,717,906	$143,229,542	$—		$183,947,448

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, convertible preferred stocks and management investment companies.

cIncludes securities determined to have no value at April 30, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

Currency		Counterparty

USD	United States Dollar	ADR	American Depositary Receipt
		ETF	Exchange Traded Fund
		FRN	Floating Rate Note
		REIT	Real Estate Investment Trust
		SPDR	S&P Depositary Receipt

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN INVESTORS SECURITIES TRUST

Franklin Balanced Fund

(to be named Franklin Managed Income Fund, effective March 1, 2019)

Franklin Convertible Securities Fund

Franklin Equity Income Fund

Franklin Real Return Fund

(each a Fund)

At an in-person meeting held on February 26, 2019 (Meeting), the Board of Trustees (Board) of Franklin Investors Securities Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each

Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for each Fund.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the

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SHAREHOLDER INFORMATION

financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2018. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Balanced Fund – The Performance Universe for this Fund included the Fund and all retail and institutional mixed-asset target allocation moderate funds. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three-, five- and 10-year periods were above the medians of its Performance Universe and in the first (best) quintile for 7 of the 8 periods and in the second quintile for the remaining period. The Board further noted that, effective March 1, 2019, the Fund will change its name to the “Franklin Managed Income Fund” and reposition its investment strategy to become an income strategy. The Board concluded that the Fund’s performance was satisfactory.

Franklin Convertible Securities Fund – The Performance Universe for this Fund included the Fund and all retail and institutional convertible securities funds. The Board noted that the Fund’s annualized income return for the five-year period was below the median of its Performance Universe, but for the one-, three- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was in the first quintile (the best) and above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Equity Income Fund – The Performance Universe for this Fund included the Fund and all retail and institutional equity income funds. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three-, five- and 10-year periods were above the medians of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Real Return Fund – The Performance Universe for this Fund included the Fund and all retail and institutional inflation-protected bond funds. The Board noted that the Fund’s annualized income return for the one- and three-year periods was below the median of its Performance Universe, but for the five and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. In discussing such performance, management explained that the Performance Universe contained many funds that, unlike the Fund, invested primarily in treasury inflation protected securities (TIPS) and held longer term TIPS that performed better during such periods than the Fund’s portfolio, in contrast with the Fund’s broader asset allocation approach and generally lower duration stance. Management further explained that, while it intends to retain a multi-asset approach, it will continue to focus on non-TIPS sectors that have a more direct inflation relationship. Management also explained that this has reduced foreign exchange and corporate credit-related positioning, which management believes should reduce large deviations in relative performance in the future. Noting management’s explanation and the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was acceptable.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management

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Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin Balanced Fund – The Expense Group for the Fund included the Fund and six other mixed-asset target allocation moderate funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were above the medians of its Expense Group. The Board also noted that, effective March 1, 2019, the Fund would implement a reduced Management Rate in connection with the repositioning of its investment strategy. The Board further noted the Fund’s above median annualized income and total return for each of the one , three-, five- and 10-year periods ended December 31, 2018, with the Fund’s returns in the first (best) quintile for 7 of the 8 periods and in the second quintile for the remaining period. The Board concluded that the Management Rate charged to the Fund is reasonable.

Franklin Real Return Fund – The Expense Group for the Fund included the Fund and ten other inflation-protected bond funds. The Board noted that the Management Rate for the Fund was above the median of and the highest (most expensive) in its Expense Group. The Board also noted that the actual total expense ratio for the Fund was above the median of its Expense Group. The Board discussed the expenses of this Fund with management and noted management’s explanation that the Expense Group for the Fund consists of funds that predominantly invest in TIPS, as compared to the Fund, which has a broader asset allocation and employs individual security selection among a variety of sectors. The Board concluded that the Management Rate charged to the Fund is reasonable, given the factor noted above and management’s proposal to reduce the current cap on the Fund’s actual total expense ratio from 0.65% to 0.60% (excluding Rule 12b-1 fees) effective April 1, 2019 in response to a request from the Independent Trustees.

Franklin Convertible Securities Fund and Franklin Equity Income Fund – The Expense Group for the Franklin Convertible Securities Fund included the Fund and six other convertible securities funds. The Expense Group for the Franklin Equity Income Fund included the Fund and 14 other equity income funds. The Board noted that the Management Rates and actual total expense ratios for these Funds were below the medians of their Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

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SHAREHOLDER INFORMATION

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent, and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether each Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that the Franklin Real Return Fund does not have an asset size that would likely enable the Fund to achieve economies of scale, but concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Franklin Investors Securities Trust

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Franklin Advisers, Inc.

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Semiannual Report and Shareholder Letter April 30, 2019 Franklin Investors Securities Trust Franklin Adjustable U.S. Government Securities Fund Franklin Floating Rate Daily Access Fund Franklin Low Duration Total Return Fund Franklin Total Return Fund Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended April 30, 2019, the U.S. economy continued to grow amid positive economic data and corporate earnings, and the unemployment rate declined. The U.S. Federal Reserve (Fed) increased its federal funds rate by 0.25% at its December 2018 meeting, bringing the rate from 2.25% at the start of the period to 2.50% by period-end. In March, the Fed kept its key interest rate unchanged and signaled no rate hikes in 2019 based on a more modest economic outlook. The 10-year Treasury yield began the period at 3.15% and declined to 2.51%.

In this environment, the prices of U.S. stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), rose 8.63%, (the index increasing from 2,711.74 to 2,945.83.1,2 Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Index), posted a +5.49% total return (an index increase from 1,997.76 to 2,107.37), which includes reinvestment of interest.3

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Investors Securities Trust’s semiannual report, covering Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund, includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

1. Source: Copyright © 2019, S&P Dow Jones Indices LLC. All rights reserved.

2. Source: Morningstar. The changes in index prices shown for the S&P 500 do not include reinvestments of income and distributions, which are included in their total returns, which were: S&P 500 +9.76% (index total return resulting in an increase from 5,369.49 to 5,893.81).

3. Sources: Morningstar and Bloomberg Barclays Indices. For the Bloomberg Index, only total return as shown is available, not price change without the inclusion of reinvested income and distributions.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

/s/ Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr. Chairman Franklin Investors Securities Trust

This letter reflects our analysis and opinions as of April 30, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Economic and Market Overview

The U.S. economy grew during the six-month period. After moderating in 2018’s fourth quarter, the economy grew faster in 2019’s first quarter. Growth in consumer spending, inventory investment, exports, state and local government spending and business investment was partly offset by declines in housing investment and federal government spending. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 3.8% in October 2018 to 3.6% at period-end.1 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.5% in October 2018 to 2.0% at period-end.1

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% once during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of its plan to normalize monetary policy. At its March 2019 meeting, the Fed held its target range for the federal funds rate unchanged and signaled no rate hike in 2019. The Fed also lowered its forecasts for economic growth in 2019 and 2020. Furthermore, the Fed mentioned it would end its balance sheet normalization by the end of September 2019.

The 10-year Treasury yield, which moves inversely to its price,

decreased during the period. The yield rose to multi-year highs in November 2018 amid investor concerns about higher inflation and the Fed’s interest-rate path. Several better-than-expected U.S. economic reports and optimism surrounding trade talks between the U.S. and China also pushed the yield higher. However, some factors weighed on the Treasury yield at certain points during the period, including concerns about political uncertainties in the U.S., U.S. trade disputes with China and other trading partners, slower domestic and global economic growth, and the Fed’s indications of a patient approach to its monetary policy decisions. Overall, the 10-year Treasury yield declined from 3.15% at the beginning of the period to 2.51% at period-end.

The foregoing information reflects our analysis and opinions as of April 30, 2019. The information is not a complete analysis of every aspect of any market, country, industry, security or fund.

Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

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Franklin Adjustable U.S. Government Securities Fund

This semiannual report for Franklin Adjustable U.S. Government Securities Fund covers the period ended April 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income while providing lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.1 The Fund’s investments may include securities issued by Ginnie Mae (GNMA) and government-sponsored entities, such as Fannie Mae (FNMA) and Freddie Mac (FHLMC).2

Performance Overview

The Fund’s Class A shares posted a +0.86% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Government Index: 1-2 Year Component posted a +1.99% total return.3 The index measures public obligations of the U.S. Treasury with one to two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We employ a conservative investment strategy as we strive to produce solid performance in a variety of interest rate climates. We choose securities using a value-oriented approach, emphasizing the bonds’ economic fundamentals in relation to

Portfolio Composition

Based on Total Net Assets as of 4/30/19

comparable securities as well as their historical prepayment performance.

Manager’s Discussion

The Fund employed a conservative strategy that invested primarily in adjustable-rate mortgage securities (ARMs) that are either explicitly or implicitly backed by the U.S. government.1 During the period, the Fund invested predominantly in securities issued or guaranteed by FNMA and FHLMC. The Fund took a collateral-intensive research approach to analyze the prepayment behavior of individual ARMs to identify those with the most attractive prepayment profiles and focused on seasoned ARMs. Such securities have typically been through several interest-rate cycles and therefore tend to be less sensitive to changes in interest rates, compared to newer issued counterparts. We have found such securities historically to have experienced lower volatility than comparable maturity Treasuries and have provided more consistent income.

Over the period, we continued to focus on diverse, seasoned, post-reset FNMA and FHLMC ARMs with average coupons above 3% that had larger loan counts. Underlying coupons continued to reset higher and they remained elevated as borrowers refinanced from adjustable to fixed-rate mortgages. Prepayments continued to be an obstacle with mortgage rates hitting local lows. We continued to be cautious about future prepayment speeds in securities trading at significant

1. Securities owned by the Fund, but not shares of the Fund, are issued or guaranteed by the U.S. government, its agencies or instrumentalities, including government sponsored entities, as to timely payment of principal and interest.

2. Although U.S. government-sponsored entities may be chartered by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Government. Please see the Fund’s prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund’s yield and share price are not guaranteed and will vary with market conditions.

3. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 33.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Dividend Distributions*

11/1/18–4/30/19

	Dividend per Share (cents)

Month	Class A	Class A1	Class C	Class R6	Advisor Class
November	1.8935	1.9964	1.6225	2.1525	2.0621
December	1.8963	1.9686	1.6228	2.1536	2.0700
January	1.9663	2.0693	1.6911	2.2229	2.1403
February	2.0589	2.1506	1.8101	2.2855	2.2158
March	1.9112	1.9982	1.6563	2.1471	2.0723
April	2.2227	2.3281	1.9383	2.4827	2.4012
Total	11.9489	12.5112	10.3411	13.4443	12.9617

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

premiums. We believe there could be a burnout effect that might offset some of the refinance incentive and help lower prepayment rates at some point in the future. Hence, we have been favoring those ARMs, linked to the London Interbank Offered Rate (LIBOR) index4, which we believed to have slower speeds relative to those indexed off of the Constant Maturity Treasury Index (CMT).

During the period, the Fund’s focus on seasoned, shorter-maturity, high-quality ARMs that tended to be less sensitive to interest-rate changes supported performance. In particular, we continued to focus on diverse, seasoned, post-reset FNMA and FHLMC ARMs with average coupons above 3% that had larger loan counts. Secondary flows over the period declined significantly. Stability in both the CMT and LIBOR was positive for the sector as we also experienced stability in prepayment speeds. ARMs linked to the Cost of Fund’s Index (a regional average of interest expenses incurred by financial institutions, which in turn is used as a base for calculating variable rate loans) were challenged during the period.

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.

/s/ Paul Varunok Paul Varunok

/s/ Roger A. Bayston Roger A. Bayston, CFA Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

4. The London Interbank Offered Rate (LIBOR) is the interest rate banks charge each other for loans. LIBOR is a widely used benchmark for short-term interest rates.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Performance Summary as of April 30, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A

6-Month	+0.86%	-1.45%

1-Year	+1.39%	-0.91%

5-Year	+1.05%	-0.25%

10-Year	+8.32%	+0.57%

Advisor

6-Month	+1.11%	+1.11%

1-Year	+1.65%	+1.65%

5-Year	+2.45%	+0.48%

10-Year	+11.07%	+1.06%

	Distribution Rate[4]	30-Day Standardized Yield[5]
Share Class		(with fee waiver)	(without fee waiver)

A	3.08%	1.92%	1.90%

Advisor	3.40%	2.21%	2.20%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 7 for Performance Summary footnotes.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Distributions (11/1/18–4/30/19)

Share Class	Net Investment Income
A	$0.119489
A1	$0.125112
C	$0.103411
R6	$0.134443
Advisor	$0.129617

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
A	0.96%	0.97%
Advisor	0.71%	0.72%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/29/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the sum of the respective class’s past month’s daily distributions and the maximum offering price (NAV for Advisor Class) per share on 4/30/19.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,008.60	$4.68	$1,020.13	$4.71	0.94%
A1	$1,000	$1,010.60	$3.99	$1,020.83	$4.01	0.80%
C	$1,000	$1,006.60	$6.67	$1,018.15	$6.71	1.34%
R6	$1,000	$1,010.50	$2.84	$1,021.97	$2.86	0.57%
Advisor	$1,000	$1,011.10	$3.44	$1,021.37	$3.46	0.69%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Floating Rate Daily Access Fund

This semiannual report for Franklin Floating Rate Daily Access Fund covers the period ended April 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in income-producing floating interest-rate corporate loans and corporate debt securities made to or issued by U.S. companies, non-U.S. entities and U.S. subsidiaries of non-U.S. entities.

What are corporate loans?

Corporate loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other financial institutions. These loans provide capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. These loans are typically syndicated to a group of investors.

Performance Overview

The Fund’s Class A shares posted a +0.76% cumulative total return for the six months under review. In comparison, the Credit Suisse Leveraged Loan Index (CS LLI), which is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market, posted a +2.17% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 13.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Corporate Loan Market Overview

Although significant flows into loan mutual funds provided strong demand prior to the period under review, outflows accelerated at the beginning of the period, with record monthly outflows in December. During this time, technical conditions in the loan market significantly weakened as the asset class was impacted by broader volatility in the equity and credit markets, as well as concerns surrounding U.S. growth and the prospect

Portfolio Composition*

Based on Total Net Assets as of 4/30/19

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

of future interest-rate hikes by the U.S. Federal Reserve (Fed). However, improved investor sentiment early in 2019 led to a sharp rebound and the technical environment was balanced by slower new issuance.

Rising London Interbank Offered Rates (LIBOR) and expectations for further rate hikes had led to significant demand in the previous period, but uncertainty surrounding future rate hikes led to increased redemptions, which materially deteriorated technical conditions in late 2018. Although outflows from retail investors continued at a more manageable pace later in the period, comments by the Fed compounded pessimism and investors shifted away from low duration assets. As a result, assets under management for loan mutual funds declined during the period to the lowest level since December 2017 during the period.

Though collateralized-loan-obligation (CLO) issuance started at a supportive pace, the new issuance was not enough to offset the technical pressure from loan mutual fund outflows. CLO liability spreads also widened due to investors shifting away from floating rate asset classes, months after the spreads

1. Source: Credit Suisse Group.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 41.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

reached the tightest levels for vehicles launched after the financial crisis. In 2019, although issuance was slower compared to the previous year, more than a hundred open CLO warehouses continued ramping and buying loans, which provided a floor to loan valuations and a source of support to loan prices.

New issuance in the loan market remained relatively low, which eventually helped to balance technical conditions as investor sentiment improved. Furthermore, price declines in the loan market constrained refinancing and repricing activity, which was more common in previous periods. Amid slower demand in the loan market, some deals also shifted funds from the loan market to the bond market, where there was more demand, reversing the trend from the prior year when the loan market surpassed the size of the high-yield bond market. New supply continued to be primarily in B rated loans, while loan documentation remained relatively loose.

Dividend Distributions*

11/1/18–4/30/19

	Dividend per Share (cents)
				Advisor
Month	Class A	Class C	Class R6	Class
November	3.2858	2.9994	3.5297	3.4647
December	4.4747	4.1878	4.7126	4.6577
January	3.6543	3.3690	3.8942	3.8399
February	3.5818	3.3177	3.7973	3.7438
March	3.4932	3.2247	3.7269	3.6639
April	3.8449	3.5468	4.1015	4.0347
Total	22.3347	20.6454	23.7622	23.4047

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The default rate by principal amount declined during the period and continued to be well below the historical average, after reaching a three-year high earlier in 2018. While technical conditions weakened later in the year, the default outlook remained generally benign even with higher leverage levels, especially among first-lien loans.

Despite a significant rally in loan prices in 2019, technical conditions have remained relatively subdued as market participants have moved toward the consensus that the Fed has halted its rate hiking cycle. Though slower primary activity has helped to balance the technical environment, we believe strong economic growth and a resumption of the rate hiking cycle could result in further improvement in technical conditions, which should attract retail investors to loan mutual funds and institutional investors to CLO liabilities. In response, we have invested incrementally in middle tier loans trading at a discount to par with relatively higher spreads that we expect to trade higher from current levels. However, as we have seen over the past few years, the expected shift towards better technical conditions should reaccelerate the declining fundamental profile of the loan market, further exacerbated by trends in pricing and documentation. We remain more cautious toward broad-based participation in loans longer-term, especially toward lower-rated loans with higher leverage and weaker investor protections. As a result, we believe loan selection has become increasingly critical in portfolio construction.

Investment Strategy

We use a detailed credit analysis process to select corporate loan and corporate debt securities that meet our criteria. We conduct ongoing credit monitoring of our investments. To help manage the credit risk associated with investing in securities rated below investment grade (or if unrated, of comparable quality), we seek to diversify the Fund by investing in a large number of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.

Manager’s Discussion

During the six-month period under review, the Fund underperformed its benchmark, the CS LLI. The Fund maintained an overweight in the upper tier of the market throughout the period, which contributed to performance as upper tier loans in the index returned 2.35%, middle tier returned 2.31%, and lower tier returned -0.50%, according to the CS LLI.1 However, returns were primarily impacted by selection of individual names.

The top contributors to performance included issuers that reported better-than-expected news following volatility in prior periods. The equity shares and term loan of Appvion Operations, a provider of paper goods that had filed for bankruptcy in the previous period, contributed to returns as company performance improved due to growth in its thermal paper business. Moreover, the term loan of Evergreen Acquisition, a thrift store chain that operates as Savers, traded higher from prices below par after the company received investments from private equity sponsors, which paid our term loan down at par (not held at period end).

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

Top 10 Holdings

4/30/19

Company Sector/Industry	% of Total Net Assets
Fieldwood Energy LLC Oil & Gas Exploration & Production	4.5%
JBS USA Lux SA Packaged Foods & Meats	2.9%
Ascena Retail Group Inc. Apparel Retail	2.3%
Appvion Operations Inc.* Forest Products	2.0%
Navistar Inc. Industrial Machinery	2.0%
General Nutrition Centers Inc. Specialty Stores	2.0%
NRG Energy Inc. Independent Power Producers & Energy Traders	1.9%
FGI Operating Co. LLC (Freedom Group) Personal Products	1.8%
Delos Finance S.A.R.L. (AerCap) (Luxembourg) Aerospace & Defense	1.8%
Foresight Energy LLC Coal & Consumable Fuels	1.7%

*Includes common stock and senior floating rate interests.

The top detractors from performance included names in industries that continued to face sector-specific headwinds. The equity shares of Remington Outdoor, a manufacturer of firearms and ammunition, traded lower due to continued weak operating results, with softer sales in retail channels and margin declines. The first and second lien term loans of Doncasters, a manufacturer of components in the power generation and aerospace industries, declined after the company reported a weak quarter and there were news reports of lenders hiring financial advisors. Ascena Retail Group, a specialty apparel retailer with multiple core brands, also detracted from performance after the company reported worse-than-expected results and management provided weak guidance for the remainder of the year.

The Fund maintained a significant overweighting in higher-rated loans during the period as upper tier loans were over half of the loan portfolio at the end of the period, compared to under one third for the index. However, many of the Fund’s sells during the period included higher-rated loans that traded at tight levels and CLO tranches. These sells were made in order to meet redemptions and to buy loans trading at discounts to par that we believed offered better relative value. Regarding the Fund’s open-end fund investments, we maintained our position in open-end fund, Franklin Middle Tier Floating Rate Fund and redeemed our position in the Franklin

Lower Tier Floating Rate Fund. The investments allowed the Fund to have further exposure to credit, while providing a potential source of liquidity. In an effort to protect against volatility in the credit markets, the Fund held a high-yield bond credit default swap index that provided synthetic exposure to the high-yield bond market. This exposure contributed to performance after high-yield bond prices declined at the beginning of the period but detracted from performance after high-yield bond prices rallied.

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.

/s/ Reema Agarwal Reema Agarwal, CFA

/s/ Justin Ma Justin Ma, CFA

Margaret Chiu, CFA

Portfolio Management Team

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

Performance Summary as of April 30, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A

6-Month	+0.76%	-1.50%
1-Year	+2.25%	-0.03%
5-Year	+15.83%	+2.52%
10-Year	+64.77%	+4.88%
Advisor

6-Month	+0.89%	+0.89%
1-Year	+2.51%	+2.51%
5-Year	+17.29%	+3.24%
10-Year	+69.12%	+5.39%

	Distribution	30-Day Standardized Yield[5]

Share Class	Rate[4]	(with fee waiver)	(without fee waiver)

A	5.02%	5.65%	5.63%

Advisor	5.39%	6.03%	6.01%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 14 for Performance Summary footnotes.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

PERFORMANCE SUMMARY

Distributions (11/1/18–4/30/19)

Share Class	Net Investment Income

A	$0.223347
C	$0.206454
R6	$0.237622
Advisor	$0.234047

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
A	0.87%	0.93%
Advisor	0.62%	0.68%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus

All investments involve risks, including possible loss of principal. Investors should be aware that the Fund’s share price and yield will fluctuate with market conditions. The Fund should not be considered an alternative to money market funds or certificates of deposit (CDs). The floating rate loans and debt securities in which the Fund invests tend to be rated below investment grade. Investing in higher-yielding, lower-rated, floating rate loans and debt securities involves greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. Interest earned on floating rate loans varies with changes in prevailing interest rates. Therefore, while floating rate loans offer higher interest income when interest rates rise, they will also generate less income when interest rates decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/29/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the sum of the respective class’s past month’s daily distributions and the maximum offering price (NAV for Advisor Class) per share on 4/30/19.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,007.60	$4.13	$1,020.68	$4.16	0.83%
C	$1,000	$1,005.70	$6.12	$1,018.70	$6.16	1.23%
R6	$1,000	$1,009.30	$2.49	$1,022.32	$2.51	0.50%
Advisor	$1,000	$1,008.90	$2.89	$1,021.92	$2.91	0.58%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Low Duration Total Return Fund

This semiannual report for Franklin Low Duration Total Return Fund covers the period ended April 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks a high level of current income as is consistent with prudent investing, while seeking capital preservation. The Fund invests primarily in investment-grade debt securities and investments, including government and corporate debt securities and mortgage- and asset-backed securities, targeting an estimated average portfolio duration of three years or less.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Performance Overview

The Fund’s Class A shares posted a +2.33% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Government/Credit Index: 1-3 Year Component, posted a +2.37% total return.1 The index measures public obligations of the U.S. Treasury with one to three years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. You can find more of the Fund’s performance data in the Performance Summary beginning on page 19.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities

Portfolio Composition*

Based on Total Net Assets as of 4/30/19

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**Includes non-agency residential mortgage backed securities, collateralized loan obligations and consumer loan certificates.

***Rounds to less than 0.1% of total net assets.

across the entire fixed income opportunity set, on a relative basis. When making investment decisions, we evaluate business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by interest-rate changes than a fund with a higher duration. In addition, we may use derivative transactions, such as forwards, futures contracts and swap

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 57.

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agreements to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

What is the yield curve? A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

Manager’s Discussion

From a perspective of excess returns over Treasuries of similar duration, most fixed income sectors outperformed over the period, with emerging market bonds being among the best performers. Other major fixed income sectors that delivered notable positive excess returns, as measured by Bloomberg Barclays indexes, included U.S. dollar-denominated high-yield corporate credit, U.S. investment-grade corporate bonds, senior secured floating rate loans, commercial mortgage-backed securities and non-agency residential mortgage-backed securities. In contrast, Treasury Inflation-Protected Securities underperformed Treasuries.

During the period, the Fund’s exposure to high-yield corporate credit was the most significant contributor to the Fund’s

Dividend Distributions*

11/1/18–4/30/19

	Dividend per Share (cents)
				Advisor

Month	Class A	Class C	Class R6	Class
November	2.5107	2.1872	2.8413	2.7224
December	2.6718	2.3375	3.0026	2.8892
January	2.4447	2.1106	2.7737	2.6620
February	2.3819	2.0779	2.6858	2.5799
March	2.4572	2.1446	2.7701	2.6378
April	2.7103	2.3558	3.0450	2.9639
Total	15.1766	13.2136	17.1185	16.4552

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

performance relative to its benchmark. Senior secured floating rate loans, investment-grade corporate credit and non-agency residential mortgage-backed securities were also positive for relative returns. In contrast, the Fund’s U.S. yield curve positioning detracted as did the Fund’s foreign currency and collateralized loan obligations exposures.

We maintained our largest sector allocation in non-agency residential mortgage-backed securities and increased it slightly over the period where we prefer to remain allocated to the seasoned credit risk transfer and re-performing loan sectors, where fundamental and technical forces remain positive. We also increased allocation to Treasury positions, collateralized loan obligations and marketplace loans. We pared our exposure to investment-grade corporate credit, high-yield corporate credit and senior secured floating rate loans.

During the period, the portfolio utilized derivatives, including credit default, interest-rate, total return, currency and inflation index swaps, currency forwards, Treasury futures, and options on currencies, interest-rate swaps and credit default swaps, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where non-derivative securities are readily available, the cost difference in normal market conditions may be small.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

Thank you for your continued participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.

/s/ Sonal Desai Sonal Desai, Ph.D. Lead Portfolio Manager

/s/ Roger A. Bayston Roger A. Bayston, CFA
Kent Burns, CFA David Yuen, CFA, FRM Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of April 30, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A
6-Month	+2.33%	+0.04%
1-Year	+3.23%	+0.93%
5-Year	+6.91%	+0.89%
10-Year	+26.01%	+2.10%

Advisor
6-Month	+2.45%	+2.45%
1-Year	+3.49%	+3.49%
5-Year	+8.25%	+1.60%
10-Year	+29.39%	+2.61%

	Distribution Rate[4]	30-Day Standardized Yield[5]
Share Class		(with fee waiver)	(without fee waiver)
A	3.29%	3.04%	2.80%
Advisor	3.66%	3.35%	3.11%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 20 for Performance Summary footnotes.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

PERFORMANCE SUMMARY

Distributions (11/1/18–4/30/19)

Share Class	Net Investment Income
A	$0.151766
C	$0.132136
R6	$0.171185
Advisor	$0.164552

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
A	0.72%	0.97%
Advisor	0.47%	0.72%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest-rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/29/20. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the sum of the respective class’s past month’s daily distributions and the maximum offering price (NAV for Advisor Class) per share on 4/30/19.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,023.30	$3.36	$1,021.47	$3.36	0.67%
C	$1,000	$1,021.30	$5.36	$1,019.49	$5.36	1.07%
R6	$1,000	$1,025.20	$1.46	$1,023.36	$1.45	0.29%
Advisor	$1,000	$1,024.50	$2.11	$1,022.71	$2.11	0.42%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6. Does not include acquired fund fees and expenses.

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Franklin Total Return Fund

This semiannual report for Franklin Total Return Fund covers the period ended April 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide high current income, consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests primarily in investment-grade debt securities (including unrated securities of comparable quality) and other investments that provide exposure to such securities. The Fund currently focuses on government and corporate debt securities and mortgage- and asset-backed securities, but may invest in other securities and investments, such as floating-rate corporate loans and securities and municipal securities.

Performance Overview

The Fund’s Class A shares posted a +5.45% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index posted a +5.49% total return.1 The index measures the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 25.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 20% of its total assets in noninvestment-grade debt securities. In addition, we may use derivative transactions, such as currency and cross-currency forwards, futures contracts and swap agreements, to obtain net

Portfolio Composition*

Based on Total Net Assets as of 4/30/19

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**Includes non-agency residential mortgage backed securities, collateralized loan obligations and consumer loan certificates.

***Rounds to less than 0.1% of total net assets.

long or short exposures to select currencies, interest rates, countries, duration or credit risks.

Manager’s Discussion

From a perspective of excess returns over Treasuries of similar duration, most fixed income sectors outperformed over the period, with emerging market bonds being among the best performers. Other major fixed income sectors that delivered

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 92.

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What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

notable positive excess returns, as measured by Bloomberg Barclays indexes, included U.S. dollar-denominated high-yield corporate credit, U.S. investment-grade corporate bonds, senior secured floating rate loans, commercial mortgage-backed securities and non-agency residential mortgage-backed securities (RMBS). In contrast, Treasury Inflation-Protected Securities (TIPS), underperformed Treasuries.

During the period, the Fund’s exposure to high-yield corporate credit was a significant contributor to the Fund’s performance relative to its benchmark. The Fund’s exposure to foreign currency also benefitted results as did senior secured floating rate loans and the Fund’s non-U.S. yield curve positioning. In contrast, the Fund’s exposure to collateralized loan obligations and U.S. yield curve positioning detracted from relative returns. Fixed-rate agency mortgage-backed securities (MBS) and TIPS also detracted.

What is the yield curve? A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

Dividend Distributions*

11/1/18–4/30/19

	Dividend per Share (cents)

Month	Class A	Class C	Class R	Class R6	Advisor Class

November	2.1769	1.8681	1.9832	2.4812	2.3753

December	2.8677	2.5351	2.6663	3.1837	3.0831

January	2.7227	2.3855	2.5124	3.0400	2.9399

February	2.5445	2.2361	2.3521	2.8206	2.7434

March	2.2626	1.9658	2.0830	2.5311	2.4541

April	2.8015	2.4456	2.5791	3.1357	3.0310

Total	15.3759	13.4362	14.1761	17.1923	16.6268

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Over the period, we increased our exposure to Treasury positions, RMBS and collateralized loan obligations. We pared our exposure to investment-grade corporate credit, sovereign emerging market securities, high-yield credit and senior secured floating rate loans.

During the period, the portfolio utilized derivatives, including credit default, interest-rate, total return, currency and inflation index swaps, currency forwards, Treasury futures, and options on currencies, interest-rate swaps and credit default swaps, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where non-derivative securities are readily available, the cost difference in normal market conditions may be small.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

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FRANKLIN TOTAL RETURN FUND

Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.

/s/ Sonal Desai Sonal Desai, Ph.D.

/s/ Roger A. Bayston Roger A. Bayston, CFA

Kent Burns, CFA David Yuen, CFA, FRM Michael J. Materasso Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

24	Semiannual Report	franklintempleton.com

FRANKLIN TOTAL RETURN FUND

Performance Summary as of April 30, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4

6-Month	+5.45%	+1.52%

1-Year	+5.21%	+1.25%

5-Year	+10.53%	+1.25%

10-Year	+56.97%	+4.21%

Advisor

6-Month	+5.55%	+5.55%

1-Year	+5.43%	+5.43%

5-Year	+12.02%	+2.30%

10-Year	+61.06%	+4.88%

Share Class	Distribution Rate[5]	30-Day Standardized Yield[6]
		(with fee waiver)	(without fee waiver)

A	3.35%	3.04%	3.01%

Advisor	3.74%	3.42%	3.39%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 26 for Performance Summary footnotes.

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FRANKLIN TOTAL RETURN FUND

PERFORMANCE SUMMARY

Distributions (11/1/18–4/30/19)

Share Class	Net Investment Income
A	$0.153759
C	$0.134362
R	$0.141761
R6	$0.171923
Advisor	$0.166268

Total Annual Operating Expenses7

Share Class	With Fee Waiver	Without Fee Waiver

A	0.88%	0.92%

Advisor	0.63%	0.67%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest-rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/29/20. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the sum of the respective class’s past month’s daily distributions and the maximum offering price (NAV for Advisor Class) per share on 4/30/19.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

26	Semiannual Report	franklintempleton.com

FRANKLIN TOTAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,054.50	$4.38	$1,020.53	$4.31	0.86%
C	$1,000	$1,051.60	$6.41	$1,018.55	$6.31	1.26%
R	$1,000	$1,052.30	$5.65	$1,019.29	$5.56	1.11%
R6	$1,000	$1,056.10	$2.50	$1,022.36	$2.46	0.49%
Advisor	$1,000	$1,055.50	$3.11	$1,021.77	$3.06	0.61%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Adjustable U.S. Government Securities Fund

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018		2017	2016	2015	2014

Class A

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 8.10	$ 8.24		$ 8.40	$ 8.55	$ 8.67	$ 8.72

Income from investment operations[a]:

Net investment income	0.066	0.088	[b]	0.026	0.025	0.019	0.043

Net realized and unrealized gains (losses)	0.003	(0.035)		(0.031)	(0.053)	(0.040)	0.006

Total from investment operations	0.069	0.053		(0.005)	(0.028)	(0.021)	0.049

Less distributions from:

Net investment income	(0.119)	(0.193)		(0.155)	(0.122)	(0.099)	(0.099)

Net asset value, end of period	$ 8.05	$ 8.10		$ 8.24	$ 8.40	$ 8.55	$ 8.67

Total return[c]	0.86%	0.65%		(0.06)%	(0.32)%	(0.24)%	0.56%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.95%	0.96%		0.95%	0.92%	0.91%	0.93%

Expenses net of waiver and payments by affiliates	0.94%	0.95%	[e]	0.94% [e]	0.91% [e]	0.91% [e,f]	0.93%	[e,f]

Net investment income	1.70%	1.07%		0.54%	0.43%	0.39%	0.48%

Supplemental data

Net assets, end of period (000’s)	$401,605	$419,055		$492,319	$667,671	$848,918	$1,058,838

Portfolio turnover rate	8.02%	11.39%		2.81%	11.49%	9.98%	14.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,

		2018		2017	2016	2015	2014[a]

Class A1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.09	$ 8.24		$ 8.40	$ 8.54	$ 8.67	$ 8.68

Income from investment operations[b]:

Net investment income	0.077	0.100	[c]	0.059	0.049	0.046	0.018

Net realized and unrealized gains (losses)	0.008	(0.044)		(0.051)	(0.054)	(0.062)	0.010

Total from investment operations	0.085	0.056		0.008	(0.005)	(0.016)	0.028

Less distributions from:

Net investment income	(0.125)	(0.206)		(0.168)	(0.135)	(0.114)	(0.038)

Net asset value, end of period	$ 8.05	$ 8.09		$ 8.24	$ 8.40	$ 8.54	$ 8.67

Total return[d]	1.06%	0.68%		0.10%	(0.05)%	(0.19)%	0.32%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.81%	0.80%		0.79%	0.77%	0.75%	0.78%

Expenses net of waiver and payments by affiliates	0.80%	0.79%	[f]	0.78% [f]	0.76% [f]	0.75% [f,g]	0.78%	[f,g]

Net investment income	1.84%	1.23%		0.70%	0.58%	0.55%	0.63%

Supplemental data

Net assets, end of period (000’s)	$92,366	$100,477		$121,012	$160,469	$198,670	$253,021

Portfolio turnover rate	8.02%	11.39%		2.81%	11.49%	9.98%	14.18%

aFor the period June 18, 2014 (effective date) to October 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,

		2018		2017	2016	2015	2014

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.09	$ 8.24		$ 8.40	$ 8.54	$ 8.66	$ 8.71

Income from investment operations[a]:

Net investment income (loss)	0.042	0.054	[b]	(0.014)	(0.011)	(0.013)	(0.004)

Net realized and unrealized gains (losses)	0.011	(0.044)		(0.024)	(0.041)	(0.043)	0.018

Total from investment operations	0.053	0.010		(0.038)	(0.052)	(0.056)	0.014

Less distributions from:

Net investment income	(0.103)	(0.160)		(0.122)	(0.088)	(0.064)	(0.064)

Net asset value, end of period	$ 8.04	$ 8.09		$ 8.24	$ 8.40	$ 8.54	$ 8.66

Total return[c]	0.66%	0.13%		(0.45)%	(0.61)%	(0.65)%	0.16%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.35%	1.36%		1.35%	1.32%	1.31%	1.33%

Expenses net of waiver and payments by affiliates	1.34%	1.35%	[e]	1.34% [e]	1.31% [e]	1.31% [e,f]	1.33%	[e,f]

Net investment income (loss)	1.30%	0.67%		0.14%	0.03%	(0.01)%	0.08%

Supplemental data

Net assets, end of period (000’s)	$110,446	$126,585		$189,634	$266,186	$336,254	$428,031

Portfolio turnover rate	8.02%	11.39%		2.81%	11.49%	9.98%	14.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,

		2018		2017	2016	2015	2014

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.11	$ 8.25		$ 8.41	$ 8.55	$ 8.68	$ 8.73

Income from investment operations[a]:

Net investment income	0.081	0.121	[b]	0.074	0.066	0.013	0.088[b]

Net realized and unrealized gains (losses)	0.003	(0.037)		(0.046)	(0.053)	(0.010)	(0.009)

Total from investment operations	0.084	0.084		0.028	0.013	0.003	0.079

Less distributions from:

Net investment income	(0.134)	(0.224)		(0.188)	(0.153)	(0.133)	(0.129)

Net asset value, end of period	$ 8.06	$ 8.11		$ 8.25	$ 8.41	$ 8.55	$ 8.68

Total return[c]	1.05%	1.03%		0.34%	0.15%	0.03%	0.92%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.61%	0.62%		0.58%	0.56%	0.53%	0.56%

Expenses net of waiver and payments by affiliates	0.57%	0.57%	[e]	0.55% [e]	0.55% [e]	0.53% [e,f]	0.56%	[e,f]

Net investment income	2.07%	1.45%		0.93%	0.79%	0.77%	0.85%

Supplemental data

Net assets, end of period (000’s)	$36,292	$36,026		$2,196	$2,374	$2,176	$7,193

Portfolio turnover rate	8.02%	11.39%		2.81%	11.49%	9.98%	14.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,

		2018		2017	2016	2015	2014

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.10	$ 8.25		$ 8.41	$ 8.55	$ 8.68	$ 8.73

Income from investment operations[a]:

Net investment income	0.086	0.108	[b]	0.052	0.046	0.040	0.068

Net realized and unrealized gains (losses)	0.004	(0.044)		(0.036)	(0.043)	(0.049)	0.003

Total from investment operations	0.090	0.064		0.016	0.003	(0.009)	0.071

Less distributions from:

Net investment income	(0.130)	(0.214)		(0.176)	(0.143)	(0.121)	(0.121)

Net asset value, end of period	$ 8.06	$ 8.10		$ 8.25	$ 8.41	$ 8.55	$ 8.68

Total return[c]	1.11%	0.78%		0.20%	0.05%	(0.11)%	0.82%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.70%	0.71%		0.70%	0.67%	0.66%	0.68%

Expenses net of waiver and payments by affiliates	0.69%	0.70%	[e]	0.69% [e]	0.66% [e]	0.66% [e,f]	0.68%	[e,f]

Net investment income	1.95%	1.32%		0.79%	0.68%	0.64%	0.73%

Supplemental data

Net assets, end of period (000’s)	$133,846	$112,441		$184,299	$227,599	$308,683	$416,854

Portfolio turnover rate	8.02%	11.39%		2.81%	11.49%	9.98%	14.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2019 (unaudited)

Franklin Adjustable U.S. Government Securities Fund

	Principal Amount	Value

Mortgage-Backed Securities 92.9%
[a] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 19.1%
FHLMC, 2.462%, (12-month USD LIBOR +/- MBS Margin), 5/01/45	$13,649,624	$13,807,567
FHLMC, 4.085%, (12-month USD LIBOR +/- MBS Margin), 9/01/35	5,404,382	5,581,480
FHLMC, 4.248% - 4.343%, (6-month USD LIBOR +/- MBS Margin), 4/01/36 - 1/01/37	1,508,586	1,562,663
FHLMC, 4.035% - 4.46%, (12-month USD LIBOR +/- MBS Margin), 6/01/35 - 10/01/38	7,083,804	7,389,306
FHLMC, 4.481%, (US 1 Year CMT T-Note +/- MBS Margin), 3/01/35	3,558,908	3,741,974
FHLMC, 4.544%, (12-month USD LIBOR +/- MBS Margin), 11/01/37	3,109,393	3,264,667
FHLMC, 4.43% - 4.567%, (US 1 Year CMT T-Note +/- MBS Margin), 8/01/33 - 11/01/36	5,937,121	6,241,346
FHLMC, 4.498% - 4.576%, (12-month USD LIBOR +/- MBS Margin), 2/01/36 - 10/01/38	7,352,314	7,711,798
FHLMC, 4.586%, (12-month USD LIBOR +/- MBS Margin), 1/01/36	3,116,287	3,243,281
FHLMC, 4.612%, (12-month USD LIBOR +/- MBS Margin), 12/01/35	2,959,712	3,092,567
FHLMC, 4.569% - 4.615%, (US 1 Year CMT T-Note +/- MBS Margin), 3/01/37 - 6/01/37	6,950,052	7,311,440
FHLMC, 4.579% - 4.624%, (12-month USD LIBOR +/- MBS Margin), 8/01/34 - 11/01/41	6,536,388	6,856,649
FHLMC, 4.635%, (12-month USD LIBOR +/- MBS Margin), 11/01/40	3,684,544	3,863,230
FHLMC, 4.663%, (12-month USD LIBOR +/- MBS Margin), 9/01/37	16,947,871	17,604,834
FHLMC, 4.693%, (12-month USD LIBOR +/- MBS Margin), 7/01/35	7,229,605	7,593,707
FHLMC, 4.628% - 4.698%, (12-month USD LIBOR +/- MBS Margin), 11/01/35 - 3/01/38	7,011,007	7,359,534
FHLMC, 4.708%, (12-month USD LIBOR +/- MBS Margin), 10/01/41	3,407,550	3,575,815
FHLMC, 4.748%, (12-month USD LIBOR +/- MBS Margin), 6/01/37	6,968,953	7,366,252
FHLMC, 4.724% - 4.756%, (12-month USD LIBOR +/- MBS Margin), 2/01/36 - 3/01/38	5,119,904	5,381,919
FHLMC, 4.768% - 4.784%, (12-month USD LIBOR +/- MBS Margin), 12/01/35 - 4/01/40	6,992,876	7,330,924
FHLMC, 4.62% - 4.835%, (US 1 Year CMT T-Note +/- MBS Margin), 4/01/34 - 7/01/36	6,031,267	6,353,560
FHLMC, 4.962%, (12-month USD LIBOR +/- MBS Margin), 1/01/37	3,337,461	3,551,875
FHLMC, 4.789% - 4.966%, (12-month USD LIBOR +/- MBS Margin), 12/01/34 - 3/01/37	6,139,332	6,466,517
FHLMC, 5.936%, (US 1 Year CMT T-Note +/- MBS Margin), 8/01/34	1,883,183	2,059,802

		148,312,707

[a] Federal National Mortgage Association (FNMA) Adjustable Rate 73.7%
FNMA, 2.197%, (12-month USD LIBOR +/- MBS Margin), 3/01/46	8,394,541	8,546,355
FNMA, 2.316%, (12-month USD LIBOR +/- MBS Margin), 4/01/45	5,138,548	5,236,462
FNMA, 1.825% - 2.913%, (11th District COF +/- MBS Margin), 7/01/19 - 11/01/40	6,611,805	6,639,978
FNMA, 3.43%, (11th District COF +/- MBS Margin), 4/01/34	17,463,000	17,786,478
FNMA, 3.647% - 4.145%, (12-month USD LIBOR +/- MBS Margin), 6/01/33 - 10/01/37	7,463,475	7,700,138
FNMA, 3.348% - 4.153%, (6-month USD LIBOR +/- MBS Margin), 6/01/21 - 3/01/38	6,785,316	6,965,282
FNMA, 4.175%, (6-month USD LIBOR +/- MBS Margin), 12/01/34	4,019,894	4,153,119
FNMA, 4.155% - 4.20%, (6-month USD LIBOR +/- MBS Margin), 1/01/32 - 1/01/37	7,045,301	7,282,700
FNMA, 4.152% - 4.242%, (12-month USD LIBOR +/- MBS Margin), 9/01/32 - 2/01/39	7,219,732	7,477,147
FNMA, 4.204% - 4.257%, (6-month USD LIBOR +/- MBS Margin), 10/01/22 - 7/01/37	6,353,780	6,580,951
FNMA, 2.975% - 4.266%, (US 1 Year CMT T-Note +/- MBS Margin), 6/01/19 - 11/01/44	7,563,206	7,709,599
FNMA, 4.244% - 4.278%, (12-month USD LIBOR +/- MBS Margin), 6/01/33 - 11/01/37	6,853,681	7,112,221
FNMA, 3.24% - 4.305%, (1-month USD LIBOR +/- MBS Margin), 10/01/26 - 10/01/34	437,607	444,038
FNMA, 4.283% - 4.314%, (12-month USD LIBOR +/- MBS Margin), 8/01/33 - 4/01/38	7,128,666	7,407,710
FNMA, 4.258% - 4.335%, (6-month USD LIBOR +/- MBS Margin), 9/01/21 - 8/01/37	7,475,234	7,745,023
FNMA, 4.314% - 4.345%, (12-month USD LIBOR +/- MBS Margin), 3/01/33 - 9/01/38	5,949,607	6,169,568
FNMA, 4.352%, (12-month USD LIBOR +/- MBS Margin), 2/01/36	5,778,782	5,999,800
FNMA, 4.345% - 4.367%, (12-month USD LIBOR +/- MBS Margin), 9/01/33 - 11/01/37	5,751,315	5,994,400
FNMA, 4.384%, (12-month USD LIBOR +/- MBS Margin), 5/01/39	5,923,544	6,147,958
FNMA, 4.367% - 4.389%, (12-month USD LIBOR +/- MBS Margin), 11/01/32 - 12/01/43	6,753,958	7,040,137
FNMA, 4.275% - 4.41%, (US 1 Year CMT T-Note +/- MBS Margin), 7/01/20 - 9/01/39	6,956,019	7,238,210
FNMA, 4.337% - 4.425%, (6-month USD LIBOR +/- MBS Margin), 9/01/23 - 8/01/37	7,455,818	7,728,409
FNMA, 4.391% - 4.425%, (12-month USD LIBOR +/- MBS Margin), 12/01/32 - 7/01/42	7,281,281	7,616,542
FNMA, 4.427%, (12-month USD LIBOR +/- MBS Margin), 2/01/36	3,728,757	3,893,395
FNMA, 4.426% - 4.447%, (12-month USD LIBOR +/- MBS Margin), 8/01/33 - 5/01/48	6,737,724	7,032,645

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Adjustable U.S. Government Securities Fund (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
[a] Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 4.45%, (12-month USD LIBOR +/- MBS Margin), 3/01/37	$3,677,058	$3,835,519
FNMA, 4.454%, (12-month USD LIBOR +/- MBS Margin), 11/01/34	3,738,990	3,903,208
FNMA, 4.447% - 4.467%, (12-month USD LIBOR +/- MBS Margin), 7/01/33 - 8/01/39	7,088,192	7,392,919
FNMA, 4.477%, (12-month USD LIBOR +/- MBS Margin), 11/01/42	10,377,513	10,847,236
FNMA, 4.468% - 4.478%, (12-month USD LIBOR +/- MBS Margin), 3/01/33 - 3/01/39	6,662,747	6,956,243
FNMA, 4.488%, (12-month USD LIBOR +/- MBS Margin), 2/01/36	3,276,244	3,426,483
FNMA, 4.478% - 4.50%, (12-month USD LIBOR +/- MBS Margin), 10/01/33 - 3/01/41	7,306,246	7,650,019
FNMA, 4.50%, (12-month USD LIBOR +/- MBS Margin), 8/01/40	3,061,657	3,200,189
FNMA, 4.511%, (12-month USD LIBOR +/- MBS Margin), 6/01/35	3,495,050	3,672,271
FNMA, 4.413% - 4.512%, (US 1 Year CMT T-Note +/- MBS Margin), 6/01/19 - 5/01/38	7,269,348	7,595,814
FNMA, 4.513%, (12-month USD LIBOR +/- MBS Margin), 10/01/38	7,681,034	8,009,170
FNMA, 4.50% - 4.522%, (12-month USD LIBOR +/- MBS Margin), 9/01/32 - 11/01/42	5,986,998	6,254,962
FNMA, 4.522% - 4.527%, (12-month USD LIBOR +/- MBS Margin), 4/01/33 - 1/01/42	7,212,045	7,544,554
FNMA, 4.531%, (US 1 Year CMT T-Note +/- MBS Margin), 5/01/36	14,803,875	15,583,810
FNMA, 4.527% - 4.537%, (12-month USD LIBOR +/- MBS Margin), 11/01/32 - 8/01/40	6,555,581	6,859,453
FNMA, 4.539% - 4.54%, (12-month USD LIBOR +/- MBS Margin), 9/01/34 - 7/01/42	7,228,564	7,573,643
FNMA, 4.549%, (12-month USD LIBOR +/- MBS Margin), 11/01/34	4,835,257	5,061,780
FNMA, 4.54% - 4.55%, (12-month USD LIBOR +/- MBS Margin), 4/01/33 - 4/01/38	7,400,592	7,733,328
FNMA, 4.55% - 4.567%, (12-month USD LIBOR +/- MBS Margin), 9/01/33 - 9/01/40	6,592,554	6,902,222
FNMA, 4.574%, (12-month USD LIBOR +/- MBS Margin), 10/01/38	3,746,653	3,928,661
FNMA, 4.575%, (12-month USD LIBOR +/- MBS Margin), 4/01/40	9,481,541	9,938,920
FNMA, 4.568% - 4.579%, (12-month USD LIBOR +/- MBS Margin), 12/01/32 - 11/01/38	7,397,442	7,723,678
FNMA, 4.579%, (12-month USD LIBOR +/- MBS Margin), 5/01/38	4,193,091	4,388,207
FNMA, 4.584%, (12-month USD LIBOR +/- MBS Margin), 3/01/35	6,957,497	7,275,613
FNMA, 4.586%, (US 1 Year CMT T-Note +/- MBS Margin), 6/01/36	3,469,266	3,639,656
FNMA, 4.579% - 4.591%, (12-month USD LIBOR +/- MBS Margin), 4/01/32 - 12/01/40	6,429,252	6,735,629
FNMA, 4.591% - 4.594%, (12-month USD LIBOR +/- MBS Margin), 11/01/33 - 12/01/39	6,551,819	6,870,434
FNMA, 4.517% - 4.605%, (US 1 Year CMT T-Note +/- MBS Margin), 4/01/22 - 1/01/40	7,331,366	7,674,035
FNMA, 4.594% - 4.605%, (12-month USD LIBOR +/- MBS Margin), 11/01/32 - 9/01/40	6,466,116	6,769,438
FNMA, 4.608%, (12-month USD LIBOR +/- MBS Margin), 8/01/35	2,963,518	3,105,660
FNMA, 4.607% - 4.609%, (12-month USD LIBOR +/- MBS Margin), 2/01/34 - 9/01/39	6,139,446	6,456,321
FNMA, 4.61%, (12-month USD LIBOR +/- MBS Margin), 1/01/36	3,808,874	3,981,358
FNMA, 4.621%, (12-month USD LIBOR +/- MBS Margin), 3/01/41	5,120,176	5,375,149
FNMA, 4.611% - 4.624%, (12-month USD LIBOR +/- MBS Margin), 10/01/33 - 7/01/38	6,220,711	6,520,679
FNMA, 4.631%, (12-month USD LIBOR +/- MBS Margin), 1/01/39	4,983,281	5,201,773
FNMA, 4.633%, (12-month USD LIBOR +/- MBS Margin), 2/01/43	9,011,848	9,375,775
FNMA, 4.624% - 4.634%, (12-month USD LIBOR +/- MBS Margin), 4/01/33 - 2/01/43	6,980,346	7,328,685
FNMA, 4.645%, (12-month USD LIBOR +/- MBS Margin), 9/01/42	8,184,529	8,550,729
FNMA, 4.654%, (12-month USD LIBOR +/- MBS Margin), 1/01/37	4,269,556	4,490,316
FNMA, 4.655%, (12-month USD LIBOR +/- MBS Margin), 7/01/42	8,879,642	9,269,385
FNMA, 4.635% - 4.657%, (12-month USD LIBOR +/- MBS Margin), 1/01/33 - 10/01/40	7,341,651	7,693,960
FNMA, 4.66%, (12-month USD LIBOR +/- MBS Margin), 7/01/40	3,712,935	3,907,500
FNMA, 4.664%, (12-month USD LIBOR +/- MBS Margin), 2/01/42	3,645,464	3,836,231
FNMA, 4.671%, (12-month USD LIBOR +/- MBS Margin), 1/01/36	3,841,129	4,042,446
FNMA, 4.674%, (US 1 Year CMT T-Note +/- MBS Margin), 1/01/38	4,169,219	4,380,177
FNMA, 4.659% - 4.676%, (12-month USD LIBOR +/- MBS Margin), 9/01/19 - 2/01/37	7,242,005	7,578,240
FNMA, 3.466% - 4.693%, (US 5 Year CMT T-Note +/- MBS Margin), 5/01/26 - 2/01/30	112,251	117,092
FNMA, 4.605% - 4.698%, (US 1 Year CMT T-Note +/- MBS Margin), 1/01/21 - 12/01/40	7,289,737	7,615,022
FNMA, 4.68% - 4.705%, (12-month USD LIBOR +/- MBS Margin), 1/01/33 - 11/01/42	7,184,385	7,535,003
FNMA, 4.706% - 4.73%, (12-month USD LIBOR +/- MBS Margin), 1/01/33 - 2/01/37	7,388,161	7,727,657
FNMA, 4.732%, (12-month USD LIBOR +/- MBS Margin), 5/01/40	3,214,918	3,371,845

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Adjustable U.S. Government Securities Fund (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
[a] Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 4.732% - 4.758%, (12-month USD LIBOR +/- MBS Margin), 3/01/32 - 4/01/44	$6,992,714	$7,331,346
FNMA, 4.699% - 4.783%, (US 1 Year CMT T-Note +/- MBS Margin), 3/01/20 - 9/01/39	7,005,232	7,318,258
FNMA, 4.761% - 4.811%, (12-month USD LIBOR +/- MBS Margin), 1/01/33 - 4/01/38	7,283,799	7,638,261
FNMA, 4.86%, (12-month USD LIBOR +/- MBS Margin), 5/01/40	8,990,420	9,448,088
FNMA, 4.811% - 4.896%, (12-month USD LIBOR +/- MBS Margin), 2/01/32 - 4/01/41	7,288,160	7,666,509
FNMA, 4.925%, (12-month USD LIBOR +/- MBS Margin), 1/01/36	3,261,084	3,437,035
FNMA, 4.904% - 4.96%, (12-month USD LIBOR +/- MBS Margin), 1/01/34 - 3/01/47	6,028,303	6,342,095
FNMA, 2.365% - 4.97%, (US 3 Year CMT T-Note +/- MBS Margin), 9/01/20 - 1/01/35	618,312	636,454
FNMA, 4.784% - 5.033%, (US 1 Year CMT T-Note +/- MBS Margin), 12/01/21 - 4/01/38	7,332,116	7,635,587
FNMA, 4.971% - 5.516%, (12-month USD LIBOR +/- MBS Margin), 7/01/33 - 4/01/38	4,862,959	5,139,779
FNMA, 4.425% - 5.91%, (6-month USD LIBOR +/- MBS Margin), 11/01/23 - 6/01/38	4,628,474	4,823,478
FNMA, 5.037% - 6.807%, (US 1 Year CMT T-Note +/- MBS Margin), 12/01/23 - 9/01/37	4,316,611	4,484,863
FNMA, 2.92% - 6.989%, (11th District COF +/- MBS Margin), 6/01/19 - 11/01/36	2,401,057	2,438,045
FNMA, 4.375% - 7.67%, (6-month US T-Bill +/- MBS Margin), 7/01/19 - 11/01/34	194,923	197,911

		570,594,071

[a] Government National Mortgage Association (GNMA) Adjustable Rate 0.1%
GNMA, 3.625% - 4.125%, (US 1 Year CMT T-Note +/- MBS Margin), 9/20/33 - 5/20/36	934,557	954,839

Total Mortgage-Backed Securities (Cost $722,332,686)		719,861,617

	Shares

Short Term Investments 6.5%

Money Market Funds (Cost $38,779,807) 5.0%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 2.10%	38,779,807	38,779,807

	Principal Amount

Repurchase Agreements (Cost $11,649,627) 1.5%
[d] Joint Repurchase Agreement, 2.702%, 5/01/19 (Maturity Value $11,650,501)
BNP Paribas Securities Corp. (Maturity Value $8,819,196)
Deutsche Bank Securities Inc. (Maturity Value $2,327,304)
HSBC Securities (USA) Inc. (Maturity Value $504,001)
Collateralized by U.S. Government Agency Securities, 2.50% - 4.50%, 9/08/31 - 3/20/49; [e]U.S. Treasury Bills, 7/05/19; U.S. Treasury Notes, 1.375% - 3.375%, 5/15/19 - 5/15/21; and U.S. Treasury Strips, 2/15/35 - 5/15/47 (valued at 11,893,146)	11,649,627	11,649,627

Total Investments (Cost $772,762,120) 99.4%		770,291,051
Other Assets, less Liabilities 0.6%		4,263,136

Net Assets 100.0%		$774,554,187

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Adjustable U.S. Government Securities Fund (continued)

See Abbreviations on page 157.

aAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

dSee Note 1(c) regarding joint repurchase agreement.

eThe security was issued on a discount basis with no stated coupon rate.

36	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Floating Rate Daily Access Fund

	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
		2018	2017	2016	2015	2014

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.70	$ 8.83	$ 8.84	$ 8.61	$ 9.04	$ 9.20

Income from investment operations[a]:
Net investment income	0.215	0.396	0.307	0.401	0.406	0.335
Net realized and unrealized gains (losses)	(0.152)	(0.129)	(0.011)	0.228	(0.434)	(0.160)

Total from investment operations	0.063	0.267	0.296	0.629	(0.028)	0.175

Less distributions from:

Net investment income	(0.223)	(0.397)	(0.306)	(0.399)	(0.402)	(0.335)

Net asset value, end of period	$ 8.54	$ 8.70	$ 8.83	$ 8.84	$ 8.61	$ 9.04

Total return[b]	0.76%	2.97%	3.51%	7.60%	(0.37)%	1.91%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	0.87%	0.87%	0.87%	0.88%	0.85%	0.84%

Expenses net of waiver and payments by affiliates[d]	0.83%	0.81%	0.82%	0.86%	0.84%	0.82%

Net investment income	5.08%	4.53%	3.45%	4.72%	4.55%	3.64%

Supplemental data

Net assets, end of period (000’s)	$1,237,736	$1,344,473	$1,362,220	$1,359,862	$1,553,100	$1,874,867

Portfolio turnover rate	13.51%[e]	58.07%	64.21%	34.10%	46.72%	83.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	37

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)

	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
		2018	2017	2016	2015	2014

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.70	$ 8.83	$ 8.84	$ 8.61	$ 9.05	$ 9.20

Income from investment operations[a]:
Net investment income	0.198	0.364	0.271	0.366	0.369	0.298
Net realized and unrealized gains (losses)	(0.142)	(0.131)	(0.010)	0.229	(0.443)	(0.150)

Total from investment operations	0.056	0.233	0.261	0.595	(0.074)	0.148

Less distributions from:

Net investment income	(0.206)	(0.363)	(0.271)	(0.365)	(0.366)	(0.298)

Net asset value, end of period	$ 8.55	$ 8.70	$ 8.83	$ 8.84	$ 8.61	$9.05

Total return[b]	0.57%	2.68%	3.11%	7.18%	(0.87)%	1.62%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	1.27%	1.27%	1.27%	1.28%	1.25%	1.24%

Expenses net of waiver and payments by affiliates[d]	1.23%	1.21%	1.22%	1.26%	1.24%	1.22%

Net investment income	4.68%	4.13%	3.05%	4.32%	4.15%	3.24%

Supplemental data

Net assets, end of period (000’s)	$376,998	$438,480	$550,797	$551,726	$627,805	$742,602

Portfolio turnover rate	13.51% [e]	58.07%	64.21%	34.10%	46.72%	83.93%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

38	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)

	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
		2018	2017	2016	2015	2014

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.71	$ 8.84	$ 8.84	$ 8.60	$ 9.05	$ 9.21

Income from investment operations[a]:
Net investment income	0.220	0.427	0.338	0.422	0.437	0.364
Net realized and unrealized gains (losses)	(0.142)	(0.130)	(0.002)	0.245	(0.457)	(0.159)

Total from investment operations	0.078	0.297	0.336	0.667	(0.020)	0.205

Less distributions from:

Net investment income	(0.238)	(0.427)	(0.336)	(0.427)	(0.430)	(0.365)

Net asset value, end of period	$ 8.55	$ 8.71	$ 8.84	$ 8.84	$ 8.60	$ 9.05

Total return[b]	0.93%	3.43%	3.85%	7.96%	(0.16)%	2.36%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	0.55%	0.55%	0.52%	0.53%	0.72%	0.52%

Expenses net of waiver and payments by affiliates[d]	0.50%	0.48%	0.47%	0.51%	0.51%	0.50%

Net investment income	5.41%	4.86%	3.80%	5.07%	4.88%	3.96%

Supplemental data

Net assets, end of period (000’s)	$65,453	$142,075	$130,180	$12,333	$7	$465

Portfolio turnover rate	13.51%[e]	58.07%	64.21%	34.10%	46.72%	83.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	39

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)

	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
		2018	2017	2016	2015	2014

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.71	$ 8.84	$ 8.85	$ 8.61	$ 9.05	$ 9.20

Income from investment operations[a]:

Net investment income	0.226	0.418	0.327	0.422	0.427	0.358

Net realized and unrealized gains (losses)	(0.152)	(0.129)	(0.010)	0.239	(0.443)	(0.150)

Total from investment operations	0.074	0.289	0.317	0.661	(0.016)	0.208

Less distributions from:

Net investment income	(0.234)	(0.419)	(0.327)	(0.421)	(0.424)	(0.358)

Net asset value, end of period	$ 8.55	$ 8.71	$ 8.84	$ 8.85	$ 8.61	$ 9.05

Total return[b]	0.89%	3.35%	3.64%	8.00%	(0.23)%	2.28%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	0.62%	0.62%	0.62%	0.63%	0.60%	0.59%

Expenses net of waiver and payments by affiliates[d]	0.58%	0.56%	0.57%	0.61%	0.59%	0.57%

Net investment income	5.33%	4.78%	3.70%	4.97%	4.80%	3.89%

Supplemental data

Net assets, end of period (000’s)	$1,448,635	$1,743,880	$1,672,724	$1,108,692	$1,405,281	$2,019,477

Portfolio turnover rate	13.51% [e]	58.07%	64.21%	34.10%	46.72%	83.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2019 (unaudited)

Franklin Floating Rate Daily Access Fund

		Country	Shares		Value
	Common Stocks and Other Equity Interests 1.0%
	Diversified Support Services 0.1%

[a,b]	Remington Outdoor Co. Inc.	United States	1,808,932		$3,979,650

	Forest Products 0.6%

[a,b,c,d]	Appvion Operations Inc.	United States	1,219,956		16,994,453

	Oil & Gas Exploration & Production 0.3%

[a]	Samson Resources II LLC	United States	432,778		10,170,283

	Total Common Stocks and Other Equity Interests (Cost $87,820,268)				31,144,386

	Management Investment Companies (Cost $67,471,245) 2.0%
	Other Diversified Financial Services 2.0%

[e]	Franklin Middle Tier Floating Rate Fund	United States	6,837,495		60,785,328

			Principal Amount	*
	Corporate Bonds (Cost $18,304,528) 0.5%
	Industrial Machinery 0.5%

[f]	Onsite Rental Group Operations Pty. Ltd., secured note, PIK, 6.10%, 10/26/23	Australia	$21,096,262		16,349,603

[g,h]	Senior Floating Rate Interests 80.9%
	Aerospace & Defense 3.5%

	Delos Finance S.A.R.L. (AerCap), New Loans, 4.351%, (3-month USD LIBOR + 1.75%), 10/06/23	Luxembourg	56,310,818		56,473,613
	Doncasters U.S. Finance LLC,
	Second Lien Term Loan, 10.851%, (3-month USD LIBOR + 8.25%), 10/09/20	United States	8,951,314		2,759,959
	Term B Loans, 6.101%, (3-month USD LIBOR + 3.50%), 4/09/20	United States	27,019,371		21,165,084
	Flying Fortress Holdings LLC (ILFC), New Loan, 4.351%, (3-month USD LIBOR + 1.75%), 10/30/22	United States	30,062,919		30,147,455

					110,546,111

	Air Freight & Logistics 0.3%

	XPO Logistics Inc., Refinanced Term Loan, 4.483%, (1-month USD LIBOR + 2.00%), 2/24/25	United States	10,200,000		10,170,247

	Airlines 2.1%

	Air Canada, Term Loan, 4.479%, (1-month USD LIBOR + 2.00%), 10/06/23	Canada	25,030,792		25,098,375
	Allegiant Travel Co., Class B Term Loans, 7.233%, (3-month USD LIBOR + 4.50%), 2/05/24	United States	17,800,000		17,822,250
	American Airlines Inc.,
	2017 Replacement Term Loans, 4.481%, (1-month USD LIBOR + 2.00%), 10/10/21	United States	5,376,611		5,374,943
	2018 Replacement Term Loans, 4.229%, (1-month USD LIBOR + 1.75%), 6/27/25	United States	16,384,617		16,186,640

					64,482,208

	Apparel Retail 2.3%

	Ascena Retail Group Inc., Tranche B Term Loan, 7.00%, (1-month USD LIBOR + 4.50%), 8/21/22	United States	84,337,596		72,982,382

	Application Software 0.6%

	TIBCO Software Inc., Term B-1 Loans, 5.99%, (1-month USD LIBOR + 3.50%), 12/04/20	United States	17,458,903		17,504,733

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount*	Value

[g,h]	Senior Floating Rate Interests (continued)
	Auto Parts & Equipment 1.7%
i,j	Adient US LLC, Term Loan B, TBD, 5/03/24	United States	$7,786,794	$7,800,188
	Allison Transmission Inc., Initial Term Loans, 4.479%, (1-month USD LIBOR + 2.00%), 3/29/26	United States	9,507,648	9,597,628
	American Axle & Manufacturing, Inc.,
	Tranche B Term Loan, 4.73%, (1-month USD LIBOR + 2.25%), 4/06/24	United States	2,554,029	2,527,672
	Tranche B Term Loan, 4.84%, (3-month USD LIBOR + 2.25%), 4/06/24	United States	1,295,851	1,282,478
i,j	Panther BF Aggregator 2 LP, Term Loan B, TBD, 4/30/26	United States	5,341,359	5,364,594
	TI Group Automotive Systems LLC, Initial US Term Loan, 4.983%, (1-month USD LIBOR + 2.50%), 6/30/22	United States	27,566,480	27,393,969

				53,966,529

	Automobile Manufacturers 0.6%
	Thor Industries Inc., Initial USD Term Loans, 6.313%, (1-month USD LIBOR + 3.75%), 2/01/26	United States	18,302,757	18,016,776

	Automotive Retail 0.1%
	Wand NewCo. 3 Inc., First Lien Term Loan, 5.977%, (1-month USD LIBOR + 3.50%), 2/05/26	United States	3,500,000	3,528,437

	Broadcasting 3.0%
	Gray Television Inc.,
	Term B-2 Loan, 4.727%, (1-month USD LIBOR + 2.25%), 2/07/24	United States	26,687,491	26,676,360
	Term C Loan, 4.977%, (1-month USD LIBOR + 2.50%), 1/02/26	United States	5,747,411	5,766,088
	Mission Broadcasting Inc., Term B-3 Loan, 4.752%, (1-month USD LIBOR + 2.25%), 1/17/24	United States	2,071,444	2,066,265
	Nexstar Broadcasting Inc.,
	Term A-4 Loan, 4.002%, (1-month USD LIBOR + 1.50%), 10/26/23	United States	13,056,124	12,925,563
	Term B-3 Loan, 4.729%, (1-month USD LIBOR + 2.25%), 7/17/24	United States	11,010,003	10,982,479
	Sinclair Television Group Inc., Tranche B Term Loans, 4.74%, (1-month USD LIBOR + 2.25%), 1/03/24	United States	35,893,331	35,938,018
	WXXA-TV LLC and WLAJ-TV LLC, Term A-4 Loan, 4.002%, (1-month USD LIBOR + 1.50%), 10/26/23	United States	361,354	358,192

				94,712,965

	Building Products 0.6%
	Resideo Funding Inc.,
	Tranche A Term Loan, 4.61%, (3-month USD LIBOR + 2.00%), 10/25/23	United States	17,182,500	17,192,808
	Tranche B Term Loan, 4.61%, (3-month USD LIBOR + 2.00%), 10/25/25	United States	1,715,266	1,718,481

				18,911,289

	Cable & Satellite 1.8%
	Charter Communications Operating LLC, Term B Loan, 4.49%, (1-month USD LIBOR + 2.00%), 4/30/25	United States	5,939,850	5,961,203
	CSC Holdings LLC, March 2017 Incremental Term Loans, 4.723%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	41,729,080	41,676,919
	Mediacom Illinois LLC, Tranche N Term Loan, 4.18%, (1-week USD LIBOR + 1.75%), 2/15/24	United States	9,933,948	9,929,727

				57,567,849

	Casinos & Gaming 3.8%
	Aristocrat Technologies Inc., Term B-3 Loans, 4.342%, (3-month USD LIBOR + 1.75%), 10/19/24	United States	16,848,724	16,841,210
	Boyd Gaming Corp.,
	Refinancing Term B Loans, 4.668%, (1-week USD LIBOR + 2.25%), 9/15/23	United States	14,320,715	14,346,449
	Term A Loan, 4.668%, (1-week USD LIBOR + 2.25%), 9/15/21	United States	4,349,893	4,328,143

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount*	Value

g,h	Senior Floating Rate Interests (continued)
	Casinos & Gaming (continued)
	Caesars Resort Collection LLC, Term B Loans, 5.233%, (1-month USD LIBOR + 2.75%), 12/22/24	United States	$12,572,682	$12,628,668
	CEOC LLC, Term B Loans, 4.483%, (1-month USD LIBOR + 2.00%), 10/06/24	United States	8,816,690	8,789,138
	Eldorado Resorts Inc., Initial Term Loan, 4.75%, (1-month USD LIBOR + 2.25%), 4/17/24	United States	12,873,438	12,886,852
	Greektown Holdings LLC, Initial Term Loan, 5.233%, (1-month USD LIBOR + 2.75%), 4/25/24	United States	13,915,186	13,919,528
	Kingpin Intermediate Holdings LLC, Amendment No. 2 Term Loans, 5.98%, (1-month USD LIBOR + 3.50%), 7/03/24	United States	2,758,140	2,775,309
	Las Vegas Sands LLC, Term B Loans, 4.233%, (1-month USD LIBOR + 1.75%), 3/27/25	United States	20,299,972	20,303,139
	Station Casinos LLC, Term B Facility Loans, 4.99%, (1-month USD LIBOR + 2.50%), 6/08/23	United States	11,571,552	11,604,473

				118,422,909

	Coal & Consumable Fuels 2.9%
	Foresight Energy LLC, Term Loans, 8.379%, (3-month USD LIBOR + 5.75%), 3/28/22	United States	54,667,452	51,660,743
	Wolverine Fuels Holding LLC,
	[i] First Lien Initial Term Loan, 8.379%, (3-month USD LIBOR + 5.75%), 8/14/20	United States	32,980,039	32,423,501
	Second Lien Initial Term Loan, 13.379%, (3-month USD LIBOR + 10.75%), 2/16/21	United States	8,274,236	7,839,838

				91,924,082

	Commodity Chemicals 0.7%
	Ineos U.S. Finance LLC, 2024 Dollar Term Loan, 4.483%, (1-month USD LIBOR + 2.00%), 3/31/24	United States	21,527,200	21,476,073

	Communications Equipment 0.6%
	Ciena Corp., 2018 Term Loan, 4.487%, (1-month USD LIBOR + 2.00%), 9/28/25	United States	9,237,904	9,263,881
	CommScope Inc., Initial Term Loans, 5.733%, (1-month USD LIBOR + 3.25%), 4/04/26	United States	8,119,428	8,201,637

				17,465,518

	Construction & Engineering 0.5%
	AECOM, Term B Loans, 4.233%, (1-month USD LIBOR + 1.75%), 3/13/25	United States	15,845,120	15,769,856

	Data Processing & Outsourced Services 2.1%
	Iron Mountain Information Management LLC, Term B Loan, 4.233%, (1-month USD LIBOR + 1.75%), 1/26/26	United States	9,199,289	9,049,801
i	Neustar Inc.,
	TLB5, 6.983%, (1-month USD LIBOR + 4.50%), 8/08/24	United States	16,546,417	16,365,482
	[j] TLB4, TBD, 8/08/24	United States	3,100,000	3,039,287
i	West Corp., Term B Loans, 6.58%, (3-month USD LIBOR + 4.00%), 10/10/24	United States	12,900,000	12,524,520
	Wex Inc., Term B-2 Loan, 4.733%, (1-month USD LIBOR + 2.25%), 7/01/23	United States	23,774,036	23,863,188

				64,842,278

	Diversified Chemicals 1.1%
	Chemours Co., Tranche B-2 US$ Term Loan, 4.24%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	18,226,420	18,178,484
	Univar USA Inc., Term B-3 Loans, 4.733%, (1-month USD LIBOR + 2.25%), 7/01/24	United States	6,647,426	6,664,045
	W.R. Grace & Co.,
	Term B-1 Loans, 4.351%, (3-month USD LIBOR + 1.75%), 4/03/25	United States	3,114,439	3,115,087
	Term B-2 Loans, 4.351%, (3-month USD LIBOR + 1.75%), 4/03/25	United States	5,339,038	5,340,149

				33,297,765

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount*	Value

g,h	Senior Floating Rate Interests (continued)
	Diversified REITs 0.1%
i,j	Blackstone Mortgage Trust Inc., Initial Term Loans, TBD, 4/23/26	United States	$1,528,069	$1,531,890

	Diversified Support Services 0.6%
	United Rentals North America Inc., Initial Term Loans, 4.233%, (1-month USD LIBOR + 1.75%), 10/30/25	United States	2,749,060	2,756,963
i	Ventia Pty. Ltd., Term B Loans (USD), 6.101%, (3-month USD LIBOR + 3.50%), 5/21/22	Australia	16,473,393	16,473,393

				19,230,356

	Electric Utilities 0.4%
i	EFS Cogen Holdings I LLC (Linden), Term B Advance, 5.86%, (3-month USD LIBOR + 3.25%), 6/28/23	United States	13,469,556	13,412,028

	Electronic Equipment & Instruments 0.2%
	CDW LLC, Term B Loan, 4.24%, (1-month USD LIBOR + 1.75%), 8/17/23	United States	6,643,097	6,668,706

	Food Distributors 1.0%
	Aramark Corp., U.S. Term B-3 Loan, 4.233%, (1-month USD LIBOR + 1.75%), 3/11/25	United States	18,524,719	18,532,444
	Nutraceutical International Corp., Term Loan B, 5.733%, (1-month USD LIBOR + 3.25%), 8/22/23	United States	5,044,061	4,952,637
	U.S. Foods Inc., Initial Term Loans, 4.483%, (1-month USD LIBOR + 2.00%), 6/27/23	United States	8,665,127	8,664,225

				32,149,306

	Food Retail 1.0%
	BI-LO LLC (Southeastern Grocers), FILO Loan (ABL), 7.879%, (3-month USD LIBOR + 5.25%), 5/31/22	United States	28,843,750	28,555,312
	Smart & Final Stores LLC, First Lien Term Loan, 6.129%, (3-month USD LIBOR + 3.50%), 11/15/22	United States	1,685,835	1,689,524

				30,244,836

	Forest Products 1.5%
b	Appvion Operations Inc., Term Loan, 8.60%, (3-month USD LIBOR + 6.00%), 6/15/26	United States	45,464,889	45,635,382

	General Merchandise Stores 1.1%
f	99 Cents Only Stores,
	First Lien Term Loan, PIK, 9.129%, (3-month USD LIBOR + 6.50%), 1/13/22	United States	17,809,075	15,382,589
	First Lien Term Loan, PIK, 9.151%, (6-month USD LIBOR + 6.50%), 1/13/22	United States	21,724,021	18,764,123
	First Lien Term Loan, PIK, 11.00%, (Prime + 7.00%), 1/13/22	United States	8,388	7,245

				34,153,957

	Health Care Distributors 0.5%
	Mallinckrodt International Finance SA & Mallinckrodt CB LLC, 2017 Term B Loans, 5.351%, (3-month USD LIBOR + 2.75%), 9/24/24	Luxembourg	17,986,481	16,217,817

	Health Care Facilities 0.3%
	HCA Inc., Term Loan B10, 4.483%, (1-month USD LIBOR + 2.00%), 3/13/25	United States	8,078,202	8,099,520

	Health Care Services 2.5%
	Air Medical Group Holdings Inc., 2018 New Term Loans, 6.727%, (1-month USD LIBOR + 4.25%), 3/14/25	United States	18,649,617	18,374,535
	Catalent Pharma Solutions Inc., Dollar Term Loan, 4.733%, (1-month USD LIBOR + 2.25%), 5/20/24	United States	13,555,893	13,568,608
	DaVita Healthcare Partners Inc.,
	Tranche A Term Loan, 4.483%, (1-month USD LIBOR + 2.00%), 6/24/19	United States	11,585,153	11,577,843
	Tranche B Term Loan, 5.233%, (1-month USD LIBOR + 2.75%), 6/24/21	United States	14,979,063	15,035,234

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount*	Value
[g,h]	Senior Floating Rate Interests (continued)

	Health Care Services (continued)

	National Mentor Holdings Inc.,

	Initial Term C Loans, 6.74%, (1-month USD LIBOR + 4.25%), 3/08/26	United States	$128,364	$128,866

	Initial Term Loans, 6.74%, (1-month USD LIBOR + 4.25%), 3/08/26	United States	2,066,663	2,074,735

	U.S. Renal Care Inc., Initial Term Loan, 6.851%, (3-month USD LIBOR + 4.25%), 12/31/22	United States	18,103,380	18,141,850

				78,901,671

	Health Care Technology 0.6%

	IQVIA Inc.,

	Term B-1 Dollar Loans, 4.601%, (3-month USD LIBOR + 2.00%), 3/07/24	United States	8,470,833	8,483,539

	Term B-3 Dollar Loans, 4.233%, (1-month USD LIBOR + 1.75%), 6/11/25	United States	8,734,000	8,714,506

				17,198,045

	Hotels, Resorts & Cruise Lines 0.5%

	Hilton Worldwide Finance LLC, Series B-2 Term Loans, 4.227%, (1-month USD LIBOR + 1.75%), 10/25/23	United States	15,585,065	15,652,471

	Independent Power Producers & Energy Traders 1.9%

	NRG Energy Inc., Term Loan B, 4.233%, (1-month USD LIBOR + 1.75%), 6/30/23	United States	59,446,988	59,514,163

	Industrial Machinery 3.7%

	Altra Industrial Motion Corp., Term Loan, 4.483%, (1-month USD LIBOR + 2.00%), 10/01/25	United States	14,413,963	14,413,848

	Harsco Corp., Term Loan B-2, 4.75%, (1-month USD LIBOR + 2.25%), 12/10/24	United States	17,769,016	17,846,756

	Navistar Inc., Tranche B Term Loan, 5.99%, (1-month USD LIBOR + 3.50%), 11/06/24	United States	61,586,222	61,701,326

	Onsite Rental Group Operations Pty. Ltd., Term Loan, 6.983%, (1-month USD LIBOR + 4.50%), 10/25/22	Australia	15,430,073	15,198,621

	RBS Global Inc. (Rexnord), Term B Loan, 4.483%, (1-month USD LIBOR + 2.00%), 8/21/24	United States	7,884,375	7,903,471

				117,064,022

	Integrated Telecommunication Services 1.5%

	Global Tel*Link Corp.,

	First Lien Term Loan, 6.733%, (1-month USD LIBOR + 4.25%), 11/29/25	United States	9,628,507	9,676,649

	Second Lien Term Loan, 10.733%, (1-month USD LIBOR + 8.25%), 11/29/26	United States	7,895,149	7,768,495

	Securus Technologies Holdings Inc.,

	Initial Term Loan, 6.983%, (1-month USD LIBOR + 4.50%), 11/01/24	United States	8,977,273	8,851,591

	Second Lien Initial Loan, 10.733%, (1-month USD LIBOR + 8.25%), 11/01/25	United States	4,911,521	4,805,103

	Zayo Group LLC, 2017 Incremental Refinancing B-1 Term Loan, 4.483%, (1-month USD LIBOR + 2.00%), 1/19/21	United States	17,137,042	17,177,212

				48,279,050

	Interactive Media & Services 0.8%

	Ancestry.com Operations Inc., Term Loans, 5.74%, (1-month USD LIBOR + 3.25%), 10/19/23	United States	7,503,358	7,531,495

	Go Daddy Operating Co. LLC, Tranche B-1 Term Loans, 4.483%, (1-month USD LIBOR + 2.00%), 2/15/24	United States	17,797,081	17,851,273

				25,382,768

	Internet Services & Infrastructure 0.3%

	LegalZoom.com Inc., 2018 Term Loans, 6.977%, (1-month USD LIBOR + 4.50%), 11/21/24	United States	7,714,041	7,762,061

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount*	Value
[g,h]	Senior Floating Rate Interests (continued)
	Investment Banking & Brokerage 0.2%
[i]	Russell Investments US Institutional Holdco Inc., Initial Term Loan, 5.851%, (3-month USD LIBOR + 3.25%), 6/01/23	United States	$5,800,000	$5,793,475

	Leisure Facilities 1.0%
	24 Hour Fitness Worldwide Inc., Term Loan, 5.983%, (1-month USD LIBOR + 3.50%), 5/30/25	United States	19,610,632	19,699,488
	Equinox Holdings Inc., Term B-1 Loans, 5.483%, (1-month USD LIBOR + 3.00%), 3/08/24	United States	12,397,805	12,427,250

				32,126,738

	Life Sciences Tools & Services 0.4%
	Syneos Health Inc., Initial Term B Loans, 4.483%, (1-month USD LIBOR + 2.00%), 8/01/24	United States	11,236,309	11,235,522

	Marine 0.6%
	International Seaways Operating Corp., Initial Term Loans, 8.49%, (1-month USD LIBOR + 6.00%), 6/22/22	United States	5,962,268	6,014,438
	Navios Maritime Partners LP, Initial Term Loan, 7.60%, (3-month USD LIBOR + 5.00%), 9/14/20	United States	13,171,477	13,134,439

				19,148,877

	Metal & Glass Containers 0.4%
	Berry Global Inc., Term Q Loan, 4.481%, (1-month USD LIBOR + 2.00%), 10/01/22	United States	13,400,204	13,398,274

	Movies & Entertainment 1.0%
	Lions Gate Capital Holdings LLC, Term A Loan, 4.483%, (1-month USD LIBOR + 2.00%), 3/22/23	Canada	24,168,403	23,836,088
	Live Nation Entertainment Inc., Term B-3 Loans, 4.25%, (1-month USD LIBOR + 1.75%), 10/31/23	United States	6,920,646	6,929,297

				30,765,385

	Oil & Gas Exploration & Production 6.1%
	Cantium LLC, Commitment, 8.60%, (3-month USD LIBOR + 6.00%), 6/13/20	United States	19,288,466	19,201,861
	Fieldwood Energy LLC, Closing Date Loans, 7.749%, (1-month USD LIBOR + 5.25%), 4/11/22	United States	146,182,917	141,736,471
	Utex Industries Inc.,
	First Lien Initial Term Loan, 6.483%, (1-month USD LIBOR + 4.00%), 5/21/21	United States	30,933,367	30,082,699
	Second Lien Initial Term Loan, 9.733%, (1-month USD LIBOR + 7.25%), 5/20/22	United States	253,504	240,829

				191,261,860

	Oil & Gas Storage & Transportation 0.8%
	Centurion Pipeline Co. LLC, Initial Term Loans, 5.851%, (3-month USD LIBOR + 3.25%), 9/28/25	United States	6,485,899	6,514,275
i	Strike LLC,
	Term Loan, 10.601%, (3-month USD LIBOR + 8.00%), 11/30/22	United States	232,389	232,098
	Term Loan, 10.651%, (6-month USD LIBOR + 8.00%), 11/30/22	United States	17,167,222	17,145,763

				23,892,136

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount*	Value
[g,h]	Senior Floating Rate Interests (continued)
	Other Diversified Financial Services 0.5%
	Asurion LLC,
	AM No. 14 Replacement B-4 Term Loans, 5.483%, (1-month USD LIBOR + 3.00%), 8/04/22	United States	$7,251,577	$7,287,835
	[i] Replacement B-6 Term Loans, 5.483%, (1-month USD LIBOR + 3.00%), 11/03/23	United States	9,282,016	9,328,426
	Second Lien Replacement B-2 Term Loans, 8.983%, (1-month USD LIBOR + 6.50%), 8/04/25	United States	169,002	172,787

				16,789,048

	Packaged Foods & Meats 4.9%
	CSM Bakery Supplies LLC,
	Second Lien Term Loan, 10.34%, (3-month USD LIBOR + 7.75%), 7/03/21	United States	15,995,244	14,375,726
	Term Loans, 6.59%, (3-month USD LIBOR + 4.00%), 7/03/20	United States	19,689,765	18,787,324
	JBS USA Lux SA,
	New Initial Term Loans, 4.98%, (1-month USD LIBOR + 2.50%), 10/30/22	United States	51,982,893	52,071,056
	[i,j] Term Loan, TBD, 5/01/26	United States	38,842,858	38,974,651
	Post Holdings Inc., Series A Incremental Term Loans, 4.49%, (1-month USD LIBOR + 2.00%), 5/24/24	United States	28,527,609	28,549,405

				152,758,162

	Paper Packaging 0.3%
	Reynolds Group Holdings Inc., U.S. Term Loans, 5.233%, (1-month USD LIBOR + 2.75%), 2/05/23	United States	8,726,919	8,761,059

	Personal Products 1.8%
[c]	FGI Operating Co. LLC (Freedom Group),
	DDTL FILO, 10.129%, (3-month USD LIBOR + 7.50%), 5/15/21	United States	1,218,647	1,215,259
	[f] Term Loan, PIK, 12.684%, (3-month USD LIBOR + 10.00%), 5/15/22	United States	45,581,566	44,193,129
	Term Loan FILO, 10.184%, (3-month USD LIBOR + 7.50%), 5/15/21	United States	12,186,468	12,152,584

				57,560,972

	Pharmaceuticals 3.1%
	Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 6.75%, (1-month USD LIBOR + 4.25%), 4/29/24	United States	26,157,250	25,993,454
	Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 4.674%, (1-week USD LIBOR + 2.25%), 1/31/25	United States	30,504,469	30,585,916
	Horizon Pharma Inc., Fourth Amendment Refinancing Term Loans, 5.50%, (1-month USD LIBOR + 3.00%), 3/29/24	United States	23,484,567	23,641,139
	Innoviva Inc., Initial Term Loan, 7.141%, (3-month USD LIBOR + 4.50%), 8/18/22	United States	172,970	173,834
	Valeant Pharmaceuticals International, Initial Term Loans, 5.474%, (1-month USD LIBOR + 3.00%), 6/02/25	United States	17,339,674	17,411,477

				97,805,820

	Research & Consulting Services 0.1%
	Nielsen Finance LLC, Class B-4 Term Loans, 4.472%, (1-month USD LIBOR + 2.00%), 10/04/23	United States	3,291,603	3,285,089

	Restaurants 0.9%
	1011778 B.C. ULC, Term B-3 Loan, 4.733%, (1-month USD LIBOR + 2.25%), 2/17/24	Canada	3,291,603	3,291,603
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (Yum Brands), Term Loan B, 4.23%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	19,496,928	19,538,359
	NPC International Inc., Second Lien Initial Term Loan, 9.983%, (1-month USD LIBOR + 7.50%), 4/20/25	United States	8,228,427	6,294,746

				29,124,708

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount*	Value
[g,h]	Senior Floating Rate Interests (continued)
	Security & Alarm Services 0.4%
	Prime Security Services Borrower LLC, Term B-1 Loans, 5.233%, (1-month USD LIBOR + 2.75%), 5/02/22	United States	$11,519,066	$11,551,423

	Semiconductor Equipment 0.2%
	MKS Instruments Inc., Tranche B-5 Term Loans, 4.733%, (1-month USD LIBOR + 2.25%), 2/01/26	United States	5,395,527	5,410,699

	Semiconductors 0.9%
	ON Semiconductor Corp., 2018 New Replacement Term B-3 Loans, 4.233%, (1-month USD LIBOR + 1.75%), 3/31/23	United States	28,274,740	28,199,642

	Specialized Consumer Services 2.1%
	Avis Budget Car Rental LLC, Tranche B Term Loans, 4.49%, (1-month USD LIBOR + 2.00%), 2/13/25	United States	30,456,060	30,189,721
	NVA Holdings Inc.,
	Term B-3 Loan, 5.233%, (1-month USD LIBOR + 2.75%), 2/02/25	United States	20,682,433	20,389,425
	[i,j] Term B-4 Loan, TBD, 2/02/25	United States	2,025,783	2,033,380
	Sabre GLBL Inc.,
	2017 Other Term A Loans, 4.483%, (1-month USD LIBOR + 2.00%), 7/01/22	United States	12,462,657	12,454,868
	2018 Other Term B Loans, 4.483%, (1-month USD LIBOR + 2.00%), 2/22/24	United States	1,858,869	1,858,537

				66,925,931

	Specialized Finance 0.4%
	Trans Union LLC, 2017 Replacement Term A-2 Loans, 4.233%, (1-month USD LIBOR + 1.75%), 8/09/22	United States	13,582,176	13,582,176

	Specialty Chemicals 2.5%
	Ashland LLC, Term B Loan, 4.227% - 4.233%, (1-month USD LIBOR + 1.75%), 5/17/24	United States	8,865,863	8,871,404
	Axalta Coating Systems U.S. Holdings Inc., Term B-3 Dollar Loan, 4.351%, (3-month USD LIBOR + 1.75%), 6/01/24	United States	32,174,659	32,046,443
	Oxbow Carbon LLC,
	Second Lien Term Loan, 9.983%, (1-month USD LIBOR + 7.50%), 1/04/24	United States	15,281,445	15,396,056
	Tranche A Term Loan, 4.733%, (1-month USD LIBOR + 2.25%), 1/04/22	United States	12,250,000	12,188,750
	Tranche B Term Loan, 5.983%, (1-month USD LIBOR + 3.50%), 1/04/23	United States	10,396,875	10,474,851

				78,977,504

	Specialty Stores 3.8%
	General Nutrition Centers Inc.,
	FILO Term Loan (ABL), 9.49%, (1-month USD LIBOR + 7.00%), 12/31/22	United States	26,778,686	27,100,031
	Tranche B-2 Term Loans, 11.24%, (1-month USD LIBOR + 8.75%), 3/04/21	United States	35,822,055	34,172,628
	Harbor Freight Tools USA Inc., Refinancing Loans, 4.983%, (1-month USD LIBOR + 2.50%), 8/19/23	United States	9,075,676	9,035,162
	Jo-Ann Stores Inc., Initial Loans, 7.592%, (3-month USD LIBOR + 5.00%), 10/23/23	United States	11,529,824	11,522,618
	Michaels Stores Inc., 2018 New Replacement Term B Loan, 4.983% - 4.987%, (1-month USD LIBOR + 2.50%), 1/28/23	United States	27,686,805	27,591,618
[i]	PETCO Animal Supplies Stores Inc., Second Amendment Term Loans, 5.833%, (3-month USD LIBOR + 3.25%), 1/26/23	United States	11,711,004	9,564,962
[i]	PetSmart Inc., Amended Loan, 6.73%, (1-month USD LIBOR + 3.00%), 3/11/22	United States	167,260	161,708

				119,148,727

	Systems Software 0.1%
	Carbonite Inc., Initial Term Loan, 6.306%, (3-month USD LIBOR + 3.75%), 3/26/26	United States	2,995,363	3,021,572

	Technology Hardware, Storage & Peripherals 0.2%
	Western Digital Corp., U.S. Term B-4 Loan, 4.233%, (1-month USD LIBOR + 1.75%), 4/29/23	United States	5,580,031	5,539,922

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount*	Value
[g,h]	Senior Floating Rate Interests (continued)
	Trucking 1.4%
	Hertz Corp., Tranche B-1 Term Loan, 5.24%, (1-month USD LIBOR + 2.75%), 6/30/23	United States	$43,672,391	$43,666,932

	Total Senior Floating Rate Interests (Cost $2,563,414,708)			2,532,417,709

	Asset-Backed Securities 13.5%
	Other Diversified Financial Services 13.5%
k,l	Alinea CLO Ltd., 2018-1A, C, 144A, FRN, 4.492%, (3-month USD LIBOR + 1.90%), 7/20/31	United States	10,475,000	10,003,835
k,m	AMMC CLO 15 Ltd., 2014-15A, CRR, 144A, FRN, 4.897%, 1/15/32	United States	4,500,000	4,420,800
k,l	AMMC CLO XII Ltd., 2013-12A, CR, 144A, FRN, 4.597%, (3-month USD LIBOR + 1.90%), 11/10/30	United States	1,493,000	1,435,161
k,l	Annisa CLO Ltd., 2016-2A, CR, 144A, FRN, 4.592%, (3-month USD LIBOR + 2.00%), 7/20/31	United States	1,800,000	1,736,208
k,m	ARES XLIX CLO Ltd., 2018-49A, C, 144A, FRN, 4.542%, 7/22/30	United States	10,000,000	9,591,800
k,l	ARES XLVIII CLO Ltd., 2018-48A, C, 144A, FRN, 4.392%, (3-month USD LIBOR + 1.80%), 7/20/30	United States	6,270,000	6,022,460
k,l	ARES XXXVII CLO Ltd., 2015-4A, BR, 144A, FRN, 4.397%, (3-month USD LIBOR + 1.80%), 10/15/30	United States	4,908,000	4,730,870
k,l	Atrium IX, 9A, CR, 144A, FRN, 5.179%, (3-month USD LIBOR + 2.55%), 5/28/30	United States	3,511,200	3,513,447
k,m	Atrium XIV LLC,
	14A, B, 144A, FRN, 4.301%, 8/23/30	United States	6,300,000	6,253,128
	14A, C, 144A, FRN, 4.551%, 8/23/30	United States	6,000,000	5,874,540
k,m	Atrium XV, 15A, C, 144A, FRN, 4.792%, 1/23/31	United States	14,000,000	13,649,300
k,l	Betony CLO 2 Ltd., 2018-1A, B, 144A, FRN, 4.433%, (3-month USD LIBOR + 1.85%), 4/30/31	United States	5,700,000	5,387,070
k,m	BlueMountain CLO Ltd., 2012-2A, CR2, 144A, FRN, 4.644%, 11/20/28	United States	6,400,000	6,365,248
k,m	BlueMountain CLO XXII Ltd.,
	2018-1A, B, 144A, FRN, 4.283%, 7/30/30	United States	10,330,510	10,294,457
	2018-1A, C, 144A, FRN, 4.633%, 7/30/30	United States	3,750,000	3,637,650
k,l	Bristol Park CLO Ltd., 2016-1A, A, 144A, FRN, 4.017%, (3-month USD LIBOR + 1.42%), 4/15/29	United States	40,000,000	40,152,400
k,l	Carlyle Global Market Strategies CLO Ltd., 2014-4RA, B, 144A, FRN, 4.497%, (3-month USD LIBOR + 1.90%), 7/15/30	United States	6,560,000	6,352,835
k,l	Carlyle U.S. CLO Ltd., 2017-4A, B, 144A, FRN, 4.447%, (3-month USD LIBOR + 1.85%), 1/15/30	United States	1,493,000	1,454,869
k,m	Cole Park CLO Ltd., 2015-1A, CR, 144A, FRN, 4.592%, 10/20/28	United States	2,500,000	2,445,575
k,m	Columbia Cent CLO, 2018-27A, B, 144A, FRN, 4.88%, 10/25/28	United States	1,400,000	1,391,362
k,m	Dryden 40 Senior Loan Fund, 2015-40A, CR, 144A, FRN, 4.784%, 8/15/31	United States	2,000,000	1,977,160
k,l	Dryden 58 CLO Ltd., 2018-58A, C, 144A, FRN, 4.388%, (3-month USD LIBOR + 1.80%), 7/17/31	United States	11,000,000	10,465,400
k,m	Dryden 70 CLO Ltd.,
	2018-70A, B, 144A, FRN, 4.54%, 1/16/32	United States	5,880,435	5,853,267
	2018-70A, C, 144A, FRN, 4.99%, 1/16/32	United States	7,500,000	7,440,375
k,l	Dryden Senior Loan Fund, 2016-42A, CR, 144A, FRN, 4.647%, (3-month USD LIBOR + 2.05%), 7/15/30	United States	6,200,000	6,110,906
k,m	Eaton Vance CLO Ltd., 2014-1RA, C, 144A, FRN, 4.697%, 7/15/30	United States	5,136,585	4,962,763
k	Emerson Park CLO Ltd., 2013-1A, C2R, 144A, 4.055%, 7/15/25	United States	3,600,000	3,560,004
k,l	Flagship CLO VIII Ltd., 2014-8A, CRR, 144A, FRN, 4.401%, (3-month USD LIBOR + 1.80%), 1/16/26	United States	6,700,000	6,561,176
k,l	Galaxy XVIII CLO Ltd., 2018-28A, C, 144A, FRN, 4.547%, (3-month USD LIBOR + 1.95%), 7/15/31	United States	5,300,000	5,119,270

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities (continued)
	Other Diversified Financial Services (continued)

k,m	Galaxy XXV CLO Ltd.,
	2018-25A, B, 144A, FRN, 4.23%, 10/25/31	United States	$4,000,000	$3,952,040
	2018-25A, C, 144A, FRN, 4.58%, 10/25/31	United States	500,000	482,510
k,m	Galaxy XXVI CLO Ltd., 2018-26A, C, 144A, FRN, 4.802%, 11/22/31	United States	1,200,000	1,164,504
k,l	Gilbert Park CLO Ltd., 2017-1A, C, 144A, FRN, 4.547%, (3-month USD LIBOR + 1.95%), 10/15/30	United States	350,000	343,606
k,m	Harbor Parl CLO Ltd., 1A, C, 144A, FRN, 4.939%, 1/20/31	United States	6,700,000	6,420,744
k,m	LCM Loan Income Fund I Income Note Issuer Ltd., 2027A, C, 144A, FRN, 4.551%, 7/16/31	United States	10,050,000	9,659,658
k,l	LCM XV LP, 2015-A, CR, 144A, FRN, 5.161%, (3-month USD LIBOR + 2.40%), 7/20/30	United States	6,500,000	6,431,750
k,m	LCM XVI LP,
	2016A, BR2, 144A, FRN, 4.347%, 10/15/31	United States	6,399,083	6,393,580
	2016A, CR2, 144A, FRN, 4.747%, 10/15/31	United States	5,100,000	4,985,301
k,l	LCM XXIV Ltd., 24A, A, 144A, FRN, 3.902%, (3-month USD LIBOR + 1.31%), 3/20/30	United States	27,000,000	27,067,770
k,l	Madison Park Funding Ltd.,
	2016-21A, A1, 144A, FRN, 4.11%,(3-month USD LIBOR + 1.53%), 7/25/29	United States	5,400,000	5,422,248
	2018-28A, C, 144A, FRN, 4.447%,(3-month USD LIBOR + 1.85%), 7/15/30	United States	13,350,000	12,993,288
k,l	Madison Park Funding XI LTD., 2013-11, CR, 144A, FRN, 4.792%, (3-month USD LIBOR + 2.20%), 7/23/29	United States	2,040,000	2,030,575
k,l	Madison Park Funding XXII Ltd., 2016-22A, C, 144A, FRN, 4.98%, (3-month USD LIBOR + 2.40%), 10/25/29	United States	3,317,500	3,321,680
k,l	Madison Park Funding XXIII Ltd., 2017-23A, C, 144A, FRN, 4.932%, (3-month USD LIBOR + 2.35%), 7/27/30	United States	3,000,000	3,004,110
k,l	Madison Park Funding XXIV Ltd., 2016-24A, C1, 144A, FRN, 5.192%, (3-month USD LIBOR + 2.60%), 1/20/28	United States	1,875,000	1,876,013
k,l	Neuberger Berman CLO Ltd., 2017-26A, C, 144A, FRN, 4.351%, (3-month USD LIBOR + 1.75%), 10/18/30	United States	746,000	710,438
k,l	Newark BSL CLO 2 Ltd., 2017-1A, B, 144A, FRN, 4.93%, (3-month USD LIBOR + 2.35%), 7/25/30	United States	9,671,118	9,674,019
k,l	Octagon Investment Partners 26 Ltd., 2016-1A, CR, 144A, FRN, 4.397%, (3-month USD LIBOR + 1.80%), 7/15/30	United States	10,220,000	9,884,375
k,m	Octagon Investment Partners 27 Ltd., 2016-1A, CR, 144A, FRN, 4.697%, 7/15/30	United States	7,435,000	7,350,092
k,l	Octagon Investment Partners 31 LLC, 2017-1A, C, 144A, FRN, 4.992%, (3-month USD LIBOR + 2.40%), 7/20/30	United States	4,208,540	4,193,431
k,l	Octagon Investment Partners 37 Ltd., 2018-2A, B, 144A, FRN, 4.33%, (3-month USD LIBOR + 1.75%), 7/25/30	United States	10,875,000	10,521,563
k,m	Octagon Investment Partners 38, 2018-1A, A3A, 144A, FRN, 4.262%, 7/20/30	United States	3,484,000	3,460,797
k,l	Octagon Investment Partners XVI Ltd., 2013-1A, CR, 144A, FRN, 4.438%, (3-month USD LIBOR + 1.85%), 7/17/30	United States	12,500,000	12,183,000
k,l	Octagon Investment Partners XXII Ltd., 2014-1A, CRR, 144A, FRN, 4.492%, (3-month USD LIBOR + 1.90%), 1/22/30	United States	3,000,000	2,910,660
k,m	Octagon Loan Funding Ltd., 2014-1A, CRR, 144A, FRN, 4.883%, 11/18/31	United States	9,000,000	8,814,780
k,m	Race Point X CLO Ltd., 2016-10A, C1R, 144A, FRN, 4.58%, 7/25/31	United States	7,000,000	6,758,920
k,l	Venture XXIV CLO Ltd., 2016-24A, A1D, 144A, FRN, 4.012%, (3-month USD LIBOR + 1.42%), 10/20/28	United States	10,800,000	10,816,524
k	Voya CLO Ltd.,
	[m] 2016-3A, BR, 144A, FRN, 4.801%, 10/18/31	United States	10,000,000	9,966,000
	[l] 2017-3A, B, 144A, FRN, 4.942%,(3-month USD LIBOR + 2.35%), 7/20/30	United States	8,362,537	8,348,655
	[m] 2018-4A, B, 144A, FRN, 4.554%, 1/15/32	United States	14,285,714	14,330,857

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities (continued)
Other Diversified Financial Services (continued)
[k] Voya CLO Ltd., (continued)
[m] 2018-4A, C1, 144A, FRN, 5.254%, 1/15/32	United States	$10,000,000	$10,006,200

Total Asset-Backed Securities (Cost $429,398,761)			422,243,024

		Units
Escrows and Litigation Trusts (Cost $—) 0.0%
[a,b,c,d] Remington Outdoor Co. Inc., Litigation Units	United States	170,300	—

Total Investments before Short Term Investments (Cost $3,166,409,510)			3,062,940,050

		Shares

Short Term Investments (Cost $151,474,721) 4.8%

Money Market Funds 4.8%
[e,n] Institutional Fiduciary Trust Money Market Portfolio, 2.10%	United States	151,474,721	151,474,721

Total Investments (Cost $3,317,884,231) 102.7%			3,214,414,771
Other Assets, less Liabilities (2.7)%			(85,592,809)

Net Assets 100.0%			$3,128,821,962

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 10 regarding holdings of 5% voting securities.

cFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

dSee Note 8 regarding restricted securities.

eSee Note 3(f) regarding investments in affiliated management investment companies.

fIncome may be received in additional securities and/or cash.

gThe coupon rate shown represents the rate at period end.

hSee Note 1(j) regarding senior floating rate interests.

iA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

jA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

kSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees.At April 30, 2019 , the aggregate value of these securities was $422,243,024, representing 13.5% of net assets.

lThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

mAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

nThe rate shown is the annualized seven-day effective yield at period end.

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

At April 30, 2019, the Fund had the following credit default swap contracts outstanding. See Note 1(e).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Maturity Date	Notional Amount	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating

Centrally Cleared Swap Contracts
Contracts to Buy Protection[a]
Traded Index
CDX.NA.HY.26	(5.00)%	Quarterly	6/20/21	$48,640,000	$(3,303,476)	$(1,981,593)	$(1,321,883)

aPerformance triggers for settlement of contract include failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Note 9 regarding other derivative information.

See Abbreviations on page 157.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Low Duration Total Return Fund

	Six Months Ended April 30, 2019		Year Ended October 31,

	(unaudited)		2018	2017	2016	2015	2014

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.60		$ 9.84	$ 9.89	$ 9.91	$ 10.11	$ 10.16

Income from investment operations[a]:
Net investment income	0.146		0.237	0.170	0.151	0.134	0.144
Net realized and unrealized gains (losses)	0.076		(0.185)	(0.023)	0.031	(0.135)	(0.011)

Total from investment operations	0.222		0.052	0.147	0.182	(0.001)	0.133

Less distributions from:

Net investment income and net foreign currency gains	(0.152)		(0.292)	(0.197)	(0.202)	(0.199)	(0.183)

Net asset value, end of period	$ 9.67		$ 9.60	$ 9.84	$ 9.89	$ 9.91	$ 10.11

Total return[b]	2.33%		0.54%	1.50%	1.88%	(0.02)%	1.32%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	0.92%		0.96%	0.96%	0.95%	0.96%	0.93%

Expenses net of waiver and payments by affiliates[d]	0.67%		0.72%	0.80%	0.80%	0.80%	0.80%

Net investment income	2.98%		2.43%	1.73%	1.57%	1.27%	1.24%

Supplemental data

Net assets, end of period (000’s)	$1,644,160		$1,499,579	$1,519,902	$1,524,437	$1,656,001	$1,589,854

Portfolio turnover rate	19.85%	[e]	56.12%	50.40%	44.76%	41.28%	78.63%

Portfolio turnover rate excluding mortgage dollar rolls	19.85%	[e]	44.01%[f]	45.29%[f]	44.76%[f]	41.28%[f]	78.63%[f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

fSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)

	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018	2017	2016		2015	2014

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.56		$ 9.80	$ 9.86	$ 9.90		$ 10.11	$ 10.16

Income from investment operations[a]:
Net investment income	0.121		0.168	0.121	0.113		0.104	0.098
Net realized and unrealized gains (losses)	0.081		(0.155)	(0.015)	0.024		(0.145)	(0.001)

Total from investment operations	0.202		0.013	0.106	0.137		(0.041)	0.097

Less distributions from:
Net investment income and net foreign currency gains	(0.132)		(0.253)	(0.166)	(0.177)		(0.169)	(0.147)

Net asset value, end of period	$ 9.63		$ 9.56	$ 9.80	$ 9.86		$ 9.90	$ 10.11

Total return[b]	2.13%		0.14%	1.08%	1.41%		(0.41)%	0.96%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	1.32%		1.36%	1.36%	1.35%		1.36%	1.33%

Expenses net of waiver and payments by affiliates[d]	1.07%		1.12%	1.20%	1.20%		1.20%	1.20%

Net investment income	2.58%		2.03%	1.33%	1.17%		0.87%	0.84%

Supplemental data

Net assets, end of period (000’s)	$129,780		$130,206	$174,754	$218,066		$211,354	$165,952

Portfolio turnover rate	19.85%	[e]	56.12%	50.40%	44.76%		41.28%	78.63%

Portfolio turnover rate excluding mortgage dollar rolls	19.85%	[e]	44.01%[f]	45.29% [f]	44.76%	[f]	41.28% [f]	78.63%	[f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

fSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)

	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018	2017	2016		2015	2014

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.66		$ 9.90	$ 9.94	$ 9.95		$ 10.14	$ 10.19

Income from investment operations[a]:
Net investment income	0.161		0.271	0.214	0.195		0.165	0.164	[b]
Net realized and unrealized gains (losses)	0.080		(0.178)	(0.025)	0.021		(0.130)	0.003

Total from investment operations	0.241		0.093	0.189	0.216		0.035	0.167

Less distributions from:
Net investment income and net foreign currency gains	(0.171)		(0.333)	(0.229)	(0.226)		(0.228)	(0.217)

Net asset value, end of period	$ 9.73		$ 9.66	$ 9.90	$ 9.94		$ 9.95	$ 10.14

Total return[c]	2.52%		0.96%	1.92%	2.22%		0.37%	1.66%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.54%		0.55%	0.53%	0.53%		0.54%	0.55%

Expenses net of waiver and payments by affiliates[e]	0.29%		0.31%	0.39%	0.42%		0.42%	0.42%

Net investment income	3.36%		2.84%	2.14%	1.95%		1.65%	1.62%

Supplemental data

Net assets, end of period (000’s)	$1,107,504		$1,017,856	$591,622	$553,233		$508,675	$418,539

Portfolio turnover rate	19.85%	[f]	56.12%	50.40%	44.76%		41.28%	78.63%

Portfolio turnover rate excluding mortgage dollar rolls	19.85%	[f]	44.01% [g]	45.29% [g]	44.76%	[g]	41.28% [g]	78.63%	[g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

gSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund  (continued)

	Six Months Ended April 30, 2019		Year Ended October 31,
	(unaudited)		2018	2017	2016		2015	2014
Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.65		$ 9.89	$ 9.94	$ 9.95		$ 10.14	$ 10.19

Income from investment operations[a]:
Net investment income	0.155		0.264	0.209	0.184		0.134	0.166
Net realized and unrealized gains (losses)	0.080		(0.187)	(0.042)	0.025		(0.106)	(0.010)

Total from investment operations	0.235		0.077	0.167	0.209		0.028	0.156

Less distributions from:
Net investment income and net foreign currency gains	(0.165)		(0.317)	(0.217)	(0.219)		(0.218)	(0.206)

Net asset value, end of period	$ 9.72		$ 9.65	$ 9.89	$ 9.94		$ 9.95	$ 10.14

Total return[b]	2.45%		0.80%	1.70%	2.14%		0.27%	1.54%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	0.67%		0.71%	0.71%	0.70%		0.71%	0.68%

Expenses net of waiver and payments by affiliates[d]	0.42%		0.47%	0.55%	0.55%		0.55%	0.55%

Net investment income	3.23%		2.68%	1.98%	1.82%		1.52%	1.49%

Supplemental data

Net assets, end of period (000’s)	$228,723		$214,339	$428,838	$224,887		$150,464	$198,694

Portfolio turnover rate	19.85%	[e]	56.12%	50.40%	44.76%		41.28%	78.63%

Portfolio turnover rate excluding mortgage dollar rolls	19.85%	[e]	44.01% [f]	45.29% [f]	44.76%	[f]	41.28% [f]	78.63%[f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

fSee Note 1(i) regarding mortgage dollar rolls.

56	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2019 (unaudited)

Franklin Low Duration Total Return Fund

		Country	Shares/ Warrants			Value
	Common Stocks and Other Equity Interests 0.0%†
	Commercial & Professional Services 0.0%†

a	Remington Outdoor Co. Inc.	United States	170,787			$375,732

	Energy 0.0%†

a	Halcon Resources Corp.	United States	98,168			129,702

a	Halcon Resources Corp., wts., 9/09/20	United States	8,753			68

a	Riviera Resources Inc.	United States	2,964			44,460

a	Roan Resources Inc.	United States	2,964			16,806

						191,036

	Materials 0.0%†

a,b,c	Appvion Operations Inc.	United States	24,739			344,629

a	Verso Corp., A	United States	1,387			30,958

a	Verso Corp., wts., 7/25/23	United States	146			635

						376,222

	Retailing 0.0%†

a,b,c	K2016470219 South Africa Ltd., A	South Africa	12,326,925			8,624

a,b,c	K2016470219 South Africa Ltd., B	South Africa	1,226,701			858

						9,482

	Total Common Stocks and Other Equity Interests (Cost $6,179,474)					952,472

	Management Investment Companies 1.8%
	Diversified Financials 1.8%

d	Franklin Middle Tier Floating Rate Fund	United States	2,389,308			21,240,945

	Invesco Senior Loan ETF	United States	1,550,000			35,603,500

	Total Management Investment Companies (Cost $59,115,542)					56,844,445

			Principal Amount	*

	Corporate Bonds 26.3%

	Banks 7.6%

e	Akbank T.A.S., senior note, 144A, 5.125%, 3/31/25	Turkey	1,700,000			1,470,662

e	ANZ New Zealand International Ltd. of London, senior note, 144A, 2.85%, 8/06/20	New Zealand	7,500,000			7,501,106

[f]	Banca Monte dei Paschi di Siena SpA, secured note, Reg S, 2.875%, 4/16/59	Italy	6,300,000		EUR	7,385,100

	Bank of America Corp.,

	senior note, 2.151%, 11/09/20	United States	6,600,000			6,549,065

	senior note, 2.369% to 7/20/20, FRN thereafter, 7/21/21	United States	6,800,000			6,759,636

	senior note, 3.55% to 3/05/23, FRN thereafter, 3/05/24	United States	8,950,000			9,097,028

	Barclays PLC, senior note, 4.61% to 2/14/22, FRN thereafter, 2/15/23	United Kingdom	6,300,000			6,458,508

	BPCE SA, senior note, 2.65%, 2/03/21	France	6,700,000			6,690,921

	Citibank NA, senior note, 3.165% to 2/19/22, FRN thereafter, 2/19/22	United States	5,950,000			5,979,736

	Citigroup Inc.,

	senior note, 2.40%, 2/18/20	United States	11,300,000			11,270,379

	senior note, 2.65%, 10/26/20	United States	5,000,000			4,994,693

	senior note, 2.35%, 8/02/21	United States	5,400,000			5,351,201

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Banks (continued)

	Citigroup Inc., (continued)
	senior note, 2.90%, 12/08/21	United States	6,000,000		$6,006,868
	senior note, 2.75%, 4/25/22	United States	5,800,000		5,772,265
	[g] senior note, FRN, 3.537%, (3-month USD LIBOR + 0.93%), 6/07/19	United States	5,000,000		5,004,858
	Credit Suisse of New York, senior note, 4.375%, 8/05/20	Switzerland	12,000,000		12,242,340
	HSBC Holdings PLC,
	senior note, 3.40%, 3/08/21	United Kingdom	3,300,000		3,334,469
	senior note, 2.95%, 5/25/21	United Kingdom	14,500,000		14,528,275
	Industrial & Commercial Bank of China Ltd.,
	senior note, 3.231%, 11/13/19	China	5,400,000		5,408,856
	senior note, 2.957%, 11/08/22	China	9,400,000		9,332,226
	JPMorgan Chase & Co., senior note, 2.20%, 10/22/19	United States	21,400,000		21,356,090
	PHH Corp., senior note, 7.375%, 9/01/19	United States	1,800,000		1,805,625
	Regions Financial Corp., senior note, 3.20%, 2/08/21	United States	9,300,000		9,368,196
	Royal Bank of Canada, secured note, 2.10%, 10/14/21	Canada	6,300,000		6,260,417
[e]	Standard Chartered PLC, senior note, 144A, 3.885% to 3/15/23, FRN thereafter, 3/15/24	United Kingdom	7,800,000		7,871,682
[g]	SunTrust Bank of Atlanta, senior note, FRN, 3.525%, 10/26/21	United States	5,000,000		5,053,087
[e]	The Toronto-Dominion Bank, secured note, 144A, 2.25%, 3/15/22	Canada	12,700,000		12,634,931
[f]	Turkiye Vakiflar Bankasi TAO, secured note, Reg S, 2.375%, 11/04/22	Turkey	1,800,000	EUR	1,960,164
[g]	Wells Fargo & Co., senior note, FRN, 3.472%, (3-month USD LIBOR + 0.88%), 7/22/20	United States	13,700,000		13,808,714
[e]	Westpac Banking Corp.,
	secured note, 144A, 2.10%, 2/25/22	Australia	9,700,000		9,624,000
	senior secured note, 144A, 2.25%, 11/09/21	Australia	6,300,000		6,266,925

					237,148,023

	Capital Goods 0.6%

	Caterpillar Financial Services Corp., senior note, 1.70%, 8/09/21	United States	4,600,000		4,500,612

	CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	5,100,000		5,182,620

[h]	Onsite Rental Group Operations Pty. Ltd., secured note, PIK, 6.10%, 10/26/23	Australia	347,593		269,384

	United Technologies Corp., senior note, 4.50%, 4/15/20	United States	7,500,000		7,627,051

					17,579,667

	Consumer Services 0.3%

	Marriott International Inc., senior note, 2.875%, 3/01/21	United States	10,000,000		9,999,390

	Diversified Financials 5.1%

	American Express Co., senior note, 3.70%, 8/03/23	United States	6,800,000		6,994,042

[g]	Bank of New York Mellon Corp., senior note, FRN, 3.553%, (3-month USD LIBOR + 0.87%), 8/17/20	United States	6,400,000		6,473,594

	Capital One Bank USA NA, senior note, 2.30%, 6/05/19	United States	11,900,000		11,899,403

	Capital One Financial Corp.,

	senior note, 2.50%, 5/12/20	United States	3,900,000		3,889,346

	senior note, 3.45%, 4/30/21	United States	6,800,000		6,876,775

	senior note, 3.05%, 3/09/22	United States	13,600,000		13,658,599

58	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Diversified Financials (continued)
[g]	Deutsche Bank AG, senior note, FRN, 3.954%, (3-month USD LIBOR + 1.31%), 8/20/20	Germany	7,500,000	$7,508,775
[e]	Dexia Credit Local SA, senior note, 144A, 2.375%, 9/20/22	France	4,550,000	4,520,334
	GE Capital International Funding Co., senior note, 2.342%, 11/15/20	United States	2,000,000	1,979,537
	The Goldman Sachs Group Inc.,
	senior note, 2.625%, 4/25/21	United States	12,000,000	11,968,717
	senior note, 2.35%, 11/15/21	United States	4,000,000	3,944,634
	[g] senior note, FRN, 3.811%, (3-month USD LIBOR + 1.20%), 9/15/20	United States	23,000,000	23,250,424
	Morgan Stanley,
	senior note, 2.65%, 1/27/20	United States	4,000,000	3,998,322
	senior note, 2.80%, 6/16/20	United States	6,600,000	6,606,982
	[g] senior note, FRN, 3.722%, (3-month USD LIBOR + 1.14%), 1/27/20	United States	22,400,000	22,551,500
	Navient Corp.,
	senior bond, 8.00%, 3/25/20	United States	1,150,000	1,194,563
	senior note, 5.00%, 10/26/20	United States	2,000,000	2,032,500
[e]	Pricoa Global Funding I,
	secured note, 144A, 2.55%, 11/24/20	United States	5,600,000	5,587,434
	secured note, 144A, 3.45%, 9/01/23	United States	7,200,000	7,364,908
[e]	Protective Life Global Funding, secured note, 144A, 2.262%, 4/08/20	United States	7,000,000	6,971,021
[e],[g]	Seven and Seven Ltd., senior note, 144A, FRN, 3.683%, (6-month USD LIBOR + 1.00%), 9/11/19	South Korea	200,000	199,401

				159,470,811

	Energy 2.0%
	Anadarko Petroleum Corp., senior note, 4.85%, 3/15/21	United States	4,857,000	5,016,101
[e]	California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	1,656,000	1,273,050
	Devon Energy Corp., senior bond, 3.25%, 5/15/22	United States	5,300,000	5,341,595
	Enable Midstream Partners LP, senior note, 2.40%, 5/15/19	United States	3,700,000	3,699,368
	Enterprise Products Operating LLC, senior note, 2.55%, 10/15/19	United States	7,500,000	7,489,920
[e]	Harvest Operations Corp., senior note, 144A, 4.20%, 6/01/23	South Korea	1,900,000	1,981,353
	Kinder Morgan Inc.,
	senior note, 3.05%, 12/01/19	United States	4,500,000	4,503,389
	senior note, 3.15%, 1/15/23	United States	9,300,000	9,322,697
	Sabine Pass Liquefaction LLC, senior secured note, first lien, 5.625%, 2/01/21	United States	10,400,000	10,793,716
	Sanchez Energy Corp., senior note, 7.75%, 6/15/21	United States	1,900,000	268,375
	Sunoco LP/Sunoco Finance Corp., senior note, 4.875%, 1/15/23	United States	4,500,000	4,584,375
	Total Capital International SA, senior note, 2.75%, 6/19/21	France	5,800,000	5,821,489
	The Williams Cos. Inc., senior note, 4.125%, 11/15/20	United States	1,700,000	1,727,226

				61,822,654

	Food & Staples Retailing 0.2%
	The Kroger Co., senior note, 2.60%, 2/01/21	United States	7,500,000	7,469,442

	Food, Beverage & Tobacco 0.9%
	Bunge Ltd. Finance Corp., senior note, 3.50%, 11/24/20	United States	3,100,000	3,116,427
	Coca-Cola Femsa SAB de CV, senior note, 4.625%, 2/15/20	Mexico	1,400,000	1,420,342
[e]	Imperial Brands Finance PLC, senior note, 144A, 2.95%, 7/21/20	United Kingdom	6,000,000	5,987,079

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

			Principal
		Country	Amount*	Value

	Corporate Bonds (continued)
	Food, Beverage & Tobacco (continued)
	Kraft Heinz Foods Co.,
	senior note, 3.50%, 7/15/22	United States	5,700,000	$5,768,840
	senior note, 4.00%, 6/15/23	United States	10,700,000	11,008,660

				27,301,348

	Health Care Equipment & Services 1.5%
	Anthem Inc., senior note, 2.50%, 11/21/20	United States	7,800,000	7,763,101
[e]	CHS/Community Health Systems Inc., senior note, 144A, 8.125%, 6/30/24	United States	1,500,000	1,121,250
[e]	Cigna Corp.,
	senior note, 144A, 3.40%, 9/17/21	United States	5,800,000	5,866,468
	senior secured note, 144A, 3.75%, 7/15/23	United States	3,900,000	3,973,329
	CVS Health Corp.,
	senior note, 2.80%, 7/20/20	United States	2,800,000	2,797,838
	senior note, 2.125%, 6/01/21	United States	4,100,000	4,036,153
	senior note, 3.70%, 3/09/23	United States	7,000,000	7,099,010
	Express Scripts Holding Co., senior note, 4.75%, 11/15/21	United States	6,700,000	6,996,023
	Zimmer Holdings Inc., senior note, 2.70%, 4/01/20	United States	7,500,000	7,486,602

				47,139,774

	Household & Personal Products 0.1%
	The Procter & Gamble Co., senior note, 1.70%, 11/03/21	United States	3,200,000	3,146,248

	Insurance 1.2%
[e]	Jackson National Life Global Funding, secured note, 144A, 3.30%, 2/01/22	United States	12,000,000	12,164,528
	Marsh & McLennan Cos. Inc., senior note, 3.50%, 12/29/20	United States	3,400,000	3,443,342
[e]	Metropolitan Life Global Funding I,
	secured note, 144A, 3.375%, 1/11/22	United States	8,400,000	8,536,205
	senior secured bond, 144A, 3.875%, 4/11/22	United States	5,900,000	6,077,007
[e]	New York Life Global Funding, secured note, 144A, 2.15%, 6/18/19	United States	6,400,000	6,396,354

				36,617,436

	Materials 0.3%
[e]	FMG Resources (August 2006) Pty. Ltd., senior note, 144A, 4.75%, 5/15/22	Australia	2,900,000	2,950,750
[e]	Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	3,500,000	3,652,021
[e]	Glencore Funding LLC, senior note, 144A, 3.00%, 10/27/22	Switzerland	2,200,000	2,182,933

				8,785,704

	Media & Entertainment 1.2%
[e]	Altice Financing SA, secured bond, 144A, 7.50%, 5/15/26	Luxembourg	2,000,000	2,027,500
	Baidu Inc., senior note, 4.375%, 5/14/24	China	3,500,000	3,650,903
	Comcast Corp., senior note, 3.45%, 10/01/21	United States	12,000,000	12,227,186
	DISH DBS Corp., senior bond, 5.875%, 7/15/22	United States	3,000,000	2,938,350
[e]	Tencent Holdings Ltd., senior note, 144A, 2.985%, 1/19/23	China	8,000,000	7,952,600
	Time Warner Inc., senior note, 2.10%, 6/01/19	United States	8,500,000	8,493,117

				37,289,656

	Pharmaceuticals, Biotechnology & Life Sciences 1.1%
	Allergan Funding SCS, senior note, 3.45%, 3/15/22	United States	10,500,000	10,558,636
[e]	Bayer U.S. Finance II LLC, senior note, 144A, 3.875%, 12/15/23	Germany	3,400,000	3,431,480
	Biogen Inc., senior note, 2.90%, 9/15/20	United States	11,500,000	11,498,896

60	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

			Principal
		Country	Amount*		Value

	Corporate Bonds (continued)
	Pharmaceuticals, Biotechnology & Life Sciences (continued)
	Celgene Corp., senior note, 2.25%, 8/15/21	United States	7,900,000		$7,787,965

					33,276,977

	Retailing 1.1%
	Alibaba Group Holding Ltd.,
	senior note, 2.50%, 11/28/19	China	11,900,000		11,886,137
	senior note, 3.125%, 11/28/21	China	5,400,000		5,433,615
	Amazon.com Inc., senior note, 2.40%, 2/22/23	United States	4,150,000		4,112,879
	Dollar Tree Inc., senior note, 3.70%, 5/15/23	United States	8,800,000		8,948,813
[b,c,h]	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	962,547		1,203
[b,c,h]	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	206,330		8,253
[e]	PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	4,600,000		4,094,000

					34,484,900

	Software & Services 0.5%
	Fiserv Inc., senior note, 2.70%, 6/01/20	United States	11,300,000		11,286,686
	Symantec Corp., senior note, 4.20%, 9/15/20	United States	3,000,000		3,039,704

					14,326,390

	Technology Hardware & Equipment 0.3%
	Juniper Networks Inc., senior note, 3.30%, 6/15/20	United States	500,000		502,298
[e]	Sanmina Corp., senior note, first lien, 144A, 4.375%, 6/01/19	United States	6,500,000		6,512,220
	Tech Data Corp., senior note, 3.70%, 2/15/22	United States	800,000		804,079

					7,818,597

	Telecommunication Services 0.4%
[e]	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, first lien, 144A, 3.36%, 3/20/23	United States	1,562,500		1,562,500
	Telefonica Emisiones SA, senior bond, 5.134%, 4/27/20	Spain	10,400,000		10,613,200
	T-Mobile USA Inc., senior note, 4.00%, 4/15/22	United States	1,800,000		1,822,500

					13,998,200

	Transportation 0.6%
[e]	American Airlines Group Inc., senior note, 144A, 5.50%, 10/01/19	United States	1,780,000		1,797,800
[e]	DAE Funding LLC, senior note, 144A, 4.00%, 8/01/20	United Arab Emirates	4,100,000		4,125,625
	FedEx Corp.,
	senior note, 0.50%, 4/09/20	United States	7,100,000	EUR	8,005,204
	senior note, 3.40%, 1/14/22	United States	3,900,000		3,955,604
[e]	Kazakhstan Temir Zholy Finance BV, senior bond, 144A, 6.95%, 7/10/42	Kazakhstan	1,000,000		1,185,790
[f,i]	RZD Capital PLC, (Russian Railways), loan participation, senior bond, Reg S, 5.70%, 4/05/22	Russia	1,100,000		1,150,419

					20,220,442

	Utilities 1.3%
	Dominion Energy Inc., junior sub. note, 2.579%, 7/01/20	United States	5,200,000		5,179,622
[e]	Korea East-West Power Co. Ltd., senior note, 144A, 3.875%, 7/19/23	South Korea	3,300,000		3,405,633
	PSEG Power LLC, senior note, 3.00%, 6/15/21	United States	7,700,000		7,703,923
	The Southern Co., senior note, 2.35%, 7/01/21	United States	6,500,000		6,425,549
[e]	State Grid Overseas Investment 2014 Ltd., senior note, 144A, 2.75%, 5/07/19	China	2,200,000		2,200,011

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Utilities (continued)
[e] State Grid Overseas Investment 2016 Ltd., senior note, 144A, 2.75%, 5/04/22	China	9,400,000	$9,327,385
[e] Talen Energy Supply LLC, senior note, 144A, 9.50%, 7/15/22	United States	4,400,000	4,818,000

			39,060,123

Total Corporate Bonds (Cost $816,952,282)			816,955,782

[g,j] Senior Floating Rate Interests 3.9%
Automobiles & Components 0.1%
Allison Transmission Inc., Initial Term Loans, 4.479%, (1-month USD LIBOR + 2.00%), 3/29/26	United States	531,465	536,495
Thor Industries Inc., Initial USD Term Loans, 6.313%, (1-month USD LIBOR + 3.75%), 2/01/26	United States	2,462,473	2,423,997
TI Group Automotive Systems LLC, Initial US Term Loan, 4.983%, (1-month USD LIBOR + 2.50%), 6/30/22	United States	1,211,535	1,203,953

			4,164,445

Capital Goods 0.0%†
Altra Industrial Motion Corp., Term Loan, 4.483%, (1-month USD LIBOR + 2.00%), 10/01/25	United States	610,985	610,980
Doncasters U.S. Finance LLC, Second Lien Term Loan, 10.851%, (3-month USD LIBOR + 8.25%), 10/09/20	United States	881,574	271,816
Harsco Corp., Term Loan B-2, 4.75%, (1-month USD LIBOR + 2.25%), 12/10/24	United States	133,198	133,781
Onsite Rental Group Operations Pty. Ltd., Term Loan, 6.983%, (1-month USD LIBOR + 4.50%), 10/25/22	Australia	254,234	250,420

			1,266,997

Commercial & Professional Services 0.2%
KAR Auction Services Inc., Tranche B-5 Term Loans, 5.125%, (3-month USD LIBOR + 2.50%), 3/09/23	United States	697,930	699,379
United Rentals North America Inc., Initial Term Loans, 4.233%, (1-month USD LIBOR + 1.75%), 10/30/25	United States	4,707,187	4,720,720

			5,420,099

Consumer Services 0.4%
Aristocrat Technologies Inc., Term B-3 Loans, 4.342%, (3-month USD LIBOR + 1.75%), 10/19/24	United States	3,400,334	3,398,818
Avis Budget Car Rental LLC, Tranche B Term Loans, 4.49%, (1-month USD LIBOR + 2.00%), 2/13/25	United States	1,528,498	1,515,132
Eldorado Resorts Inc., Initial Term Loan, 4.75%, (1-month USD LIBOR + 2.25%), 4/17/24	United States	1,587,555	1,589,209
Greektown Holdings LLC, Initial Term Loan, 5.233%, (1-month USD LIBOR + 2.75%), 4/25/24	United States	2,999,753	3,000,689
[k] Hilton Worldwide Finance LLC, Series B-2 Term Loans, 4.227%, (1-month USD LIBOR + 1.75%), 10/25/23	United States	1,800,000	1,807,785
Las Vegas Sands LLC, Term B Loans, 4.233%, (1-month USD LIBOR + 1.75%), 3/27/25	United States	990,000	990,154

			12,301,787

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
[g,j] Senior Floating Rate Interests (continued)
Diversified Financials 0.1%
Asurion LLC, Second Lien Replacement B-2 Term Loans, 8.983%, (1-month USD LIBOR + 6.50%), 8/04/25	United States	47,559	$ 48,624
First Eagle Holdings Inc., Initial Term Loans, 5.351%, (3-month USD LIBOR + 2.75%), 12/01/24	United States	874,902	878,548
Trans Union LLC, 2017 Replacement Term A-2 Loans, 4.233%, (1-month USD LIBOR + 1.75%), 8/09/22	United States	1,002,470	1,002,470

			1,929,642

Energy 0.4%
Fieldwood Energy LLC, Closing Date Loans, 7.749%, (1-month USD LIBOR + 5.25%), 4/11/22	United States	7,161,169	6,943,348
Foresight Energy LLC, Term Loans, 8.379%, (3-month USD LIBOR + 5.75%), 3/28/22	United States	1,620,691	1,531,552
Utex Industries Inc.,
First Lien Initial Term Loan, 6.483%, (1-month USD LIBOR + 4.00%), 5/21/21	United States	688,201	669,276
Second Lien Initial Term Loan, 9.733%, (1-month USD LIBOR + 7.25%), 5/20/22	United States	71,339	67,772
Wolverine Fuels Holding LLC,
First Lien Initial Term Loan, 8.379%, (3-month USD LIBOR + 5.75%), 8/14/20	United States	1,508,659	1,483,200
Second Lien Initial Term Loan, 13.379%, (3-month USD LIBOR + 10.75%), 2/16/21	United States	427,667	405,215

			11,100,363

Food & Staples Retailing 0.1%
Aramark Corp., U.S. Term B-3 Loan, 4.233%, (1-month USD LIBOR + 1.75%), 3/11/25	United States	95,905	95,945
Smart & Final Stores LLC, First Lien Term Loan, 6.129%, (3-month USD LIBOR + 3.50%), 11/15/22	United States	1,691,866	1,695,567

			1,791,512

Food, Beverage & Tobacco 0.4%
CSM Bakery Supplies LLC, Second Lien Term Loan, 10.34%, (3-month USD LIBOR + 7.75%), 7/03/21	United States	772,194	694,010
JBS USA Lux SA,
New Initial Term Loans, 4.98%, (1-month USD LIBOR + 2.50%), 10/30/22	United States	5,763,696	5,773,471
[k,l] Term Loan, TBD, 5/01/26	United States	3,804,811	3,817,721
Post Holdings Inc., Series A Incremental Term Loans, 4.49%, (1-month USD LIBOR + 2.00%), 5/24/24	United States	1,426,159	1,427,248

			11,712,450

Health Care Equipment & Services 0.3%
DaVita Healthcare Partners Inc., Tranche B Term Loan, 5.233%, (1-month USD LIBOR + 2.75%), 6/24/21	United States	2,336,010	2,344,771
HCA Inc., Term Loan B11, 4.233%, (1-month USD LIBOR + 1.75%), 3/18/23	United States	1,319,484	1,323,298
IQVIA Inc., Term B-2 Dollar Loans, 4.601%, (3-month USD LIBOR + 2.00%), 1/20/25	United States	3,550,216	3,556,134
U.S. Renal Care Inc., Initial Term Loan, 6.851%, (3-month USD LIBOR + 4.25%), 12/31/22	United States	1,899,010	1,903,046

			9,127,249

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*	Value

[g,j]	Senior Floating Rate Interests (continued)
	Household & Personal Products 0.1%
b	FGI Operating Co. LLC (Freedom Group), DDTL FILO, 10.129%, (3-month USD LIBOR + 7.50%), 5/15/21	United States	194,560	$194,019
	[h] Term Loan, PIK, 12.684%, (3-month USD LIBOR + 10.00%), 5/15/22	United States	1,041,717	1,009,985
	Term Loan FILO, 10.184%, (3-month USD LIBOR + 7.50%), 5/15/21	United States	1,945,596	1,940,187

				3,144,191

	Materials 0.4%
	Appvion Operations Inc., Term Loan, 8.60%, (3-month USD LIBOR + 6.00%), 6/15/26	United States	562,507	564,616
	Ashland LLC, Term B Loan, 4.227% - 4.233%, (1-month USD LIBOR + 1.75%), 5/17/24	United States	4,194,979	4,197,601
k	Axalta Coating Systems U.S. Holdings Inc., Term B-3 Dollar Loan, 4.351%, (3-month USD LIBOR + 1.75%), 6/01/24	United States	1,800,000	1,792,827
	Chemours Co., Tranche B-2 US$ Term Loan, 4.24%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	1,757,538	1,752,916
	Crown Americas LLC, Dollar Term B Loan, 4.482%, (1-month USD LIBOR + 2.00%), 4/03/25	United States	1,052,971	1,061,773
	Oxbow Carbon LLC,
	Second Lien Term Loan, 9.983%, (1-month USD LIBOR + 7.50%), 1/04/24	United States	333,826	336,329
	Tranche A Term Loan, 4.733%, (1-month USD LIBOR + 2.25%), 1/04/22	United States	1,207,500	1,201,462
	Tranche B Term Loan, 5.983%, (1-month USD LIBOR + 3.50%), 1/04/23	United States	562,500	566,719

				11,474,243

	Media & Entertainment 0.3%
	Charter Communications Operating LLC, Term A-2 Loan, 3.99%, (1-month USD LIBOR + 1.50%), 3/31/23	United States	1,161,784	1,160,332
	CSC Holdings LLC, March 2017 Incremental Term Loans, 4.723%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	2,204,124	2,201,368
k	Go Daddy Operating Co. LLC, Tranche B-1 Term Loans, 4.483%, (1-month USD LIBOR + 2.00%), 2/15/24	United States	1,800,000	1,805,481
	Gray Television Inc., Term C Loan, 4.977%, (1-month USD LIBOR + 2.50%), 1/02/26	United States	377,814	379,042
	Lions Gate Capital Holdings LLC, Term A Loan, 4.483%, (1-month USD LIBOR + 2.00%), 3/22/23	Canada	148,475	146,434
k	Live Nation Entertainment Inc., Term B-3 Loans, 4.25%, (1-month USD LIBOR + 1.75%), 10/31/23	United States	915,254	916,398
	Mediacom Illinois LLC, Tranche N Term Loan, 4.18%, (1-week USD LIBOR + 1.75%), 2/15/24	United States	4,486,245	4,484,338

				11,093,393

	Pharmaceuticals, Biotechnology & Life Sciences 0.3%
	Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 6.75%, (1-month USD LIBOR + 4.25%), 4/29/24	United States	3,394,373	3,373,117
	Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 4.674%, (1-week USD LIBOR + 2.25%), 1/31/25	United States	1,427,788	1,431,601
	Syneos Health Inc., Initial Term B Loans, 4.483%, (1-month USD LIBOR + 2.00%), 8/01/24	United States	3,067,268	3,067,053

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value

[g,j] Senior Floating Rate Interests (continued)
Pharmaceuticals, Biotechnology & Life Sciences (continued)
Valeant Pharmaceuticals International,
First Incremental Term Loan, 5.224%, (1-month USD LIBOR + 2.75%), 11/27/25	United States	1,900,000	$1,902,138
Initial Term Loans, 5.474%, (1-month USD LIBOR + 3.00%), 6/02/25	United States	508,890	510,997

			10,284,906

Retailing 0.3%
[h] 99 Cents Only Stores,
First Lien Term Loan, PIK, 9.129%, (3-month USD LIBOR + 6.50%), 1/13/22	United States	201,943	174,428
First Lien Term Loan, PIK, 9.151%, (6-month USD LIBOR + 6.50%), 1/13/22	United States	246,336	212,773
First Lien Term Loan, PIK, 11.00%, (Prime + 7.00%), 1/13/22	United States	95	82
Ascena Retail Group Inc., Tranche B Term Loan, 7.00%, (1-month USD LIBOR + 4.50%), 8/21/22	United States	3,366,294	2,913,056
General Nutrition Centers Inc.,
FILO Term Loan (ABL), 9.49%, (1-month USD LIBOR + 7.00%), 12/31/22	United States	202,111	204,536
Tranche B-2 Term Loans, 11.24%, (1-month USD LIBOR + 8.75%), 3/04/21	United States	1,166,711	1,112,991
Harbor Freight Tools USA Inc., Refinancing Loans, 4.983%, (1-month USD LIBOR + 2.50%), 8/19/23	United States	3,489,459	3,473,882
Jo-Ann Stores Inc., Initial Loans, 7.592%, (3-month USD LIBOR + 5.00%), 10/23/23	United States	1,961,042	1,959,816
PETCO Animal Supplies Stores Inc., Second Amendment Term Loans, 5.833%, (3-month USD LIBOR + 3.25%), 1/26/23	United States	141,579	115,635
[k] PetSmart Inc., Amended Loan, 6.73%, (1-month USD LIBOR + 3.00%), 3/11/22	United States	47,069	45,506
Wand NewCo. 3 Inc., First Lien Term Loan, 5.977%, (1-month USD LIBOR + 3.50%), 2/05/26	United States	213,851	215,588

			10,428,293

Semiconductors & Semiconductor Equipment 0.1%
MKS Instruments Inc.,
Tranche B-4 Term Loan, 4.483%, (1-month USD LIBOR + 2.00%), 4/29/23	United States	112,434	112,645
Tranche B-5 Term Loans, 4.733%, (1-month USD LIBOR + 2.25%), 2/01/26	United States	428,537	429,742
ON Semiconductor Corp., 2018 New Replacement Term B-3 Loans, 4.233%, (1-month USD LIBOR + 1.75%), 3/31/23	United States	3,234,379	3,225,788

			3,768,175

Software & Services 0.0%†
LegalZoom.com Inc., 2018 Term Loans, 6.977%, (1-month USD LIBOR + 4.50%), 11/21/24	United States	231,275	232,715
Wex Inc., Term B-2 Loan, 4.733%, (1-month USD LIBOR + 2.25%), 7/01/23	United States	382,181	383,614

			616,329

Technology Hardware & Equipment 0.0%†
CommScope Inc., Initial Term Loans, 5.733%, (1-month USD LIBOR + 3.25%), 4/04/26	United States	914,212	923,468

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*		Value

[g,j] Senior Floating Rate Interests (continued)
Telecommunication Services 0.1%
Global Tel*Link Corp.,
First Lien Term Loan, 6.733%, (1-month USD LIBOR + 4.25%), 11/29/25	United States	257,935		$259,225
Second Lien Term Loan, 10.733%, (1-month USD LIBOR + 8.25%), 11/29/26	United States	242,354		238,466
Securus Technologies Holdings Inc., Second Lien Initial Loan, 10.733%, (1-month USD LIBOR + 8.25%), 11/01/25	United States	790,636		773,505
[k] Zayo Group LLC, 2017 Incremental Refinancing B-1 Term Loan, 4.483%, (1-month USD LIBOR + 2.00%), 1/19/21	United States	900,399		902,510

				2,173,706

Transportation 0.2%
Air Canada, Term Loan, 4.479%, (1-month USD LIBOR + 2.00%), 10/06/23	Canada	34,864		34,958
Allegiant Travel Co., Class B Term Loans, 7.233%, (3-month USD LIBOR + 4.50%), 2/05/24	United States	311,056		311,444
American Airlines Inc., 2017 Replacement Term Loans, 4.481%, (1-month USD LIBOR + 2.00%), 10/10/21	United States	1,011,679		1,011,365
International Seaways Operating Corp., Initial Term Loans, 8.49%, (1-month USD LIBOR + 6.00%), 6/22/22	United States	764,061		770,747
Navios Maritime Midstream Partners LP, Initial Term Loan, 7.14%, (3-month USD LIBOR + 4.50%), 6/18/20	Marshall Islands	1,191,057		1,153,837
Navios Maritime Partners LP, Initial Term Loan, 7.60%, (3-month USD LIBOR + 5.00%), 9/14/20	United States	1,784,635		1,779,617

				5,061,968

Utilities 0.1%
EFS Cogen Holdings I LLC (Linden), Term B Advance, 5.86%, (3-month USD LIBOR + 3.25%), 6/28/23	United States	144,064		143,448
NRG Energy Inc., Term Loan B, 4.233%, (1-month USD LIBOR + 1.75%), 6/30/23	United States	2,100,698		2,103,072

				2,246,520

Total Senior Floating Rate Interests (Cost $120,506,802)				120,029,736

[m] Marketplace Loans (Cost $17,467,199) 0.5%
Diversified Financials 0.5%
[b] Lending Club, 16.198%, 3/30/23	United States	17,467,199		16,805,649

Foreign Government and Agency Securities 2.1%
[e] Angolan Government International Bond, senior note, 144A, 8.25%, 5/09/28	Angola	4,400,000		4,613,862
[f] Banque Centrale de Tunisie International Bond, senior note, Reg S, 5.625%, 2/17/24	Tunisia	1,700,000	EUR	1,860,920
Brazil Notas do Tesouro Nacional, 10.00%, 1/01/21	Brazil	2,350[n]	BRL	625,512
[e] Dominican Republic, senior note, 144A, 8.90%, 2/15/23	Dominican Republic	19,100,000	DOP	377,965
[e] The Export-Import Bank of China, senior note, 144A, 2.50%, 7/31/19	China	8,000,000		7,994,760
The Export-Import Bank of Korea, senior note, 2.25%, 1/21/20	South Korea	11,200,000		11,168,192
Government of Colombia, senior bond, 9.85%, 6/28/27	Colombia	11,800,000,000	COP	4,520,605
[e] Government of Gabon, 144A, 6.375%, 12/12/24	Gabon	3,000,000		2,899,590
[e] Government of Iraq, 144A, 5.80%, 1/15/28	Iraq	4,800,000		4,675,296
[e] Government of Kazakhstan, senior bond, 144A, 4.875%, 10/14/44	Kazakhstan	2,200,000		2,368,652

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Government of South Africa, senior bond, 7.00%, 2/28/31	South Africa	69,300,000	ZAR	$4,077,241
[e] Government of Ukraine, senior bond, 144A, 7.375%, 9/25/32	Ukraine	5,100,000		4,499,730
[o] Government of Uruguay, senior bond, Index Linked, 3.70%, 6/26/37	Uruguay	126,940,852	UYU	3,749,984
The Korea Development Bank, senior note, 3.375%, 3/12/23	South Korea	6,500,000		6,607,900
Republic of Colombia, senior bond, 5.00%, 6/15/45	Colombia	3,600,000		3,767,886

Total Foreign Government and Agency Securities (Cost $64,303,144)				63,808,095

U.S. Government and Agency Securities 19.1%
U.S. Treasury Note
2.125%, 1/31/21	United States	120,000,000		119,650,781
2.25%, 7/31/21	United States	39,000,000		38,994,668
2.00%, 8/31/21	United States	108,000,000		107,386,172
2.125%, 9/30/21	United States	117,000,000		116,680,078
2.00%, 10/31/21	United States	30,000,000		29,826,562
1.75%, 3/31/22	United States	54,000,000		53,268,047
[o] Index Linked, 1.875%, 7/15/19	United States	9,753,651		9,865,285
[o] Index Linked, 1.375%, 1/15/20	United States	25,549,168		25,743,282
[o] Index Linked, 0.125%, 4/15/21	United States	19,194,917		19,046,688
[o] Index Linked, 0.125%, 1/15/22	United States	40,200,012		39,885,634
Unsecured, 2.625%, 5/15/21	United States	33,000,000		33,233,320

Total U.S. Government and Agency Securities (Cost $592,764,301)				593,580,517

Asset-Backed Securities and Commercial Mortgage-Backed Securities 40.9%
Automobiles & Components 0.0%†

[p] Countrywide Asset-Backed Certificates, 2002-3, 1A1, FRN, 3.217%, (1-month USD LIBOR + 0.74%), 5/25/32	United States	1,343		1,316

Banks 0.1%
Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%, 10/15/49	United States	216,890		210,109
[q] Commercial Mortgage Trust,
2006-GG7, AJ, FRN, 5.855%, 7/10/38	United States	2,548,000		2,320,252
2006-GG7, AM, FRN, 5.855%, 7/10/38	United States	172,306		173,501
[p] CWABS Inc. Asset-Backed Certificates, 2004-1, M1, FRN, 3.227%, (1-month USD LIBOR + 0.75%), 3/25/34	United States	158,876		159,888
[q,r] GE Capital Commercial Mortgage Corp. Trust, 2007-C1, AM, FRN, 5.606%, 12/10/49	United States	858,348		750,094
[p] Impac Secured Assets Corp., 2004-4, M1, FRN, 3.242%, (1-month USD LIBOR + 0.765%), 2/25/35	United States	108,218		108,702
[p] Merrill Lynch Mortgage Investors Trust, 2003-A, 1A, FRN, 3.217%, (1-month USD LIBOR + 0.74%), 3/25/28	United States	248,406		245,933
[p] Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN, 3.212%, (1-month USD LIBOR + 0.735%), 1/25/35	United States	54,598		54,680
[q] Wells Fargo Mortgage Backed Securities Trust,
2005-AR, 1A1, FRN, 5.081%, 2/25/35	United States	760,271		788,721
2005-AR9, 2A2, FRN, 4.673%, 10/25/33	United States	101,750		102,652

				4,914,532

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials 40.8%

e,p	Alinea CLO Ltd., 2018-1A, B, 144A, FRN, 4.242%, (3-month USD LIBOR + 1.65%), 7/20/31	United States	3,000,000	$2,935,770

	American Express Credit Account Master Trust, 2017-1, B, 2.10%, 9/15/22	United States	13,480,000	13,410,821

	2017-6, A, 2.04%, 5/15/23	United States	16,300,000	16,196,585

	2018-1, A, 2.67%, 10/17/22	United States	12,000,000	12,010,048

p	American Home Mortgage Investment Trust, 2004-3, 4A, FRN, 4.185%, (6-month USD LIBOR + 1.50%), 10/25/34	United States	1,600,417	1,590,663

	2005-1, 6A, FRN, 4.677%, (6-month USD LIBOR + 2.00%), 6/25/45	United States	841,068	853,756

e	American Homes 4 Rent, 2015-SFR1, A, 144A, 3.467%, 4/17/52	United States	5,692,265	5,767,938
p	Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, 2004-R4, M1, FRN, 3.302%, (1-month USD LIBOR + 0.825%), 6/25/34	United States	456,215	459,896

e,q	AMMC CLO 15 Ltd.,

	2014-15A, ARR, 144A, FRN, 3.857%, 1/15/32	United States	4,700,000	4,680,871

	2014-15A, BRR, 144A, FRN, 4.397%, 1/15/32	United States	1,494,355	1,490,918

e	AMMC CLO XI Ltd.,

	[q] 2012-11A, A1R2, 144A, FRN, 3.593%, 4/30/31	United States	2,750,000	2,709,162

	[p] 2012-11A, BR2, 144A, FRN, 4.183%, (3-month USD LIBOR + 1.60%), 4/30/31	United States	1,700,000	1,676,727

	[p] 2012-11A, CR2, 144A, FRN, 4.483%, (3-month USD LIBOR + 1.90%), 4/30/31	United States	450,000	432,783

	[p] 2012-11A, DR2, 144A, FRN, 5.433%, (3-month USD LIBOR + 2.85%), 4/30/31	United States	400,000	381,236

e,p	Antares CLO Ltd., 2018-1A, B, 144A, FRN, 4.242%, (3-month USD LIBOR + 1.65%), 4/20/31	United States	5,400,000	5,270,022

e,p	ARES CLO Ltd., 2018-48A, B, 144A, FRN, 4.172%, (3-month USD LIBOR + 1.58%), 7/20/30	United States	1,000,000	986,930

e,q	ARES L CLO Ltd., 2018-50A, B, 144A, FRN, 4.478%, 1/15/32	United States	4,000,000	3,989,560

e,q	ARES LII CLO Ltd., 2019-52A, C, 144A, FRN, 5.289%, 4/22/31	United States	1,000,000	998,350

p	Argent Securities Inc. Asset-Backed Pass-Through Certificates, 2005-W2, A2C, FRN, 2.837%, (1-month USD LIBOR + 0.36%), 10/25/35	United States	366,292	367,727

e,p	Atrium IX, 9A, AR, 144A, FRN, 3.869%, (3-month USD LIBOR + 1.24%), 5/28/30	United States	2,000,000	2,001,180

e,q	Atrium XII, 2012A, CR, 144A, FRN, 3.422%, 4/22/27	United States	9,000,000	8,973,450

e,p	Atrium XIII,

	2013A, B, 144A, FRN, 4.092%, (3-month USD LIBOR + 1.50%), 11/21/30	United States	1,000,000	985,650

	2013A, C, 144A, FRN, 4.392%, (3-month USD LIBOR + 1.80%), 11/21/30	United States	1,000,000	973,780

e,q	Atrium XIV LLC, 14A, B, 144A, FRN, 4.301%, 8/23/30	United States	2,400,000	2,382,144

e,q	Atrium XV, 15A, B, 144A, FRN, 4.342%, 1/23/31	United States	2,000,000	1,992,780

e,p	Bain Capital Credit CLO, 2018-1A, A1, 144A, FRN, 3.552%, (3-month USD LIBOR + 0.96%), 4/23/31	United States	2,000,000	1,970,280

e	BAMLL Commercial Mortgage Securities Trust, 2012-PARK, A, 144A, 2.959%, 12/10/30	United States	3,200,000	3,239,847

q,s	Bank, 2018-BN13, XA, IO, FRN, 0.667%, 8/15/61	United States	107,522,734	3,740,684

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

			Principal
		Country	Amount*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)

e,q	BBC Middle Market CLO LLC, 2018-1A, A2, 144A, FRN, 4.742%, 10/20/30	United States	2,100,000	$2,030,973
p	Bear Stearns ALT-A Trust, 2004-13, A2, FRN, 3.357%, (1-month USD LIBOR + 0.88%), 11/25/34	United States	11,968	11,965
e,p	Bellemeade Re Ltd., 2018-1A, M1B, 144A, FRN, 4.077%, (1-month USD LIBOR + 1.60%), 4/25/28	Bermuda	5,870,000	5,899,554
e,p	Betony CLO 2 Ltd.,
	2018-1A, A2, 144A, FRN, 4.183%, (3-month USD LIBOR + 1.60%), 4/30/31	United States	3,500,000	3,415,825
	2018-1A, C, 144A, FRN, 5.483%, (3-month USD LIBOR + 2.90%), 4/30/31	United States	300,000	287,349
e,q	BlueMountain CLO Ltd.,
	2012-2A, AR2, 144A, FRN, 3.694%, 11/20/28	United States	2,841,775	2,831,090
	2012-2A, BR2, 144A, FRN, 4.094%, 11/20/28	United States	2,051,917	2,046,315
	2014-2A, A2R2, 144A, FRN, 3.992%, 10/20/30	United States	974,225	946,226
	2014-2A, CR2, 144A, FRN, 4.792%, 10/20/30	United States	1,000,000	989,410
	2018-3A, B, 144A, FRN, 4.35%, 10/25/30	United States	4,000,000	3,981,600
	2018-3A, C, 144A, FRN, 4.78%, 10/25/30	United States	1,785,715	1,747,876
e,q	BlueMountain CLO XXIV Ltd.,
	2019-24A, A2, 144A, FRN, 4.224%, 4/20/31	United States	4,687,500	4,683,000
	2019-24A, C, 144A, FRN, 5.324%, 4/20/31	United States	1,750,000	1,746,063
e,p	BlueMountain Fuji U.S. CLO I Ltd., 2017-1A, C, 144A, FRN, 4.942%, (3-month USD LIBOR + 2.35%), 7/20/29	United States	1,361,000	1,361,599
e,p	BlueMountain Fuji U.S. CLO II Ltd.,
	2017-2A, A1A, 144A, FRN, 3.792%, (3-month USD LIBOR + 1.20%), 10/20/30	United States	3,500,000	3,502,660
	2017-2A, B, 144A, FRN, 4.742%, (3-month USD LIBOR + 2.15%), 10/20/30	United States	1,000,000	995,460
e,p	BlueMountain Fuji U.S. CLO III Ltd., 2017-3A, C, 144A, FRN, 4.297%, (3-month USD LIBOR + 1.70%), 1/15/30	United States	500,000	482,375
e	BRAVO Residential Funding Trust, 2019-1, A1C, 144A, 3.50%, 3/25/58	United States	7,600,000	7,603,876
e	Burnham Park CLO Ltd.,
	[p] 2016-1A, A, 144A, FRN, 4.022%, (3-month USD LIBOR + 1.43%), 10/20/29	United States	2,240,000	2,248,512
	[q] 2016-1A, BR, 144A, FRN, 4.092%, 10/20/29	United States	2,321,575	2,290,489
e,q	BX Commercial Mortgage Trust, 2018-IND, A, 144A, FRN, 3.223%, 11/15/35	United States	5,793,715	5,798,073
	Capital One Multi-Asset Execution Trust, 2017-A4, A4, 1.99%, 7/17/23	United States	14,230,000	14,126,017
e,p	Carlyle Global Market Strategies CLO Ltd.,
	2014-1A, A2R2, 144A, FRN, 3.718%, (3-month USD LIBOR + 1.13%), 4/17/31	United States	1,200,000	1,191,324
	2014-4RA, A2, 144A, FRN, 4.197%, (3-month USD LIBOR + 1.60%), 7/15/30	United States	12,000,000	11,869,560

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
e,q	Carlyle GMS Finance MM CLO LLC, 2015-1A, A2R, 144A, FRN, 4.797%, 10/15/31	United States	6,500,000	$6,254,885
e,p	Carlyle U.S. CLO Ltd.,
	2017-1A, A1A, 144A, FRN, 3.892%, (3-month USD LIBOR + 1.30%), 4/20/31	United States	1,000,000	1,000,570
	2017-2A, B, 144A, FRN, 4.992%, (3-month USD LIBOR + 2.40%), 7/20/31	United States	2,110,000	2,110,971
	2017-3A, B, 144A, FRN, 4.942%, (3-month USD LIBOR + 2.35%), 7/20/29	United States	1,250,000	1,250,550
	2017-5A, B, 144A, FRN, 4.392%, (3-month USD LIBOR + 1.80%), 1/20/30	United States	2,200,000	2,135,606
e,p	Catamaran CLO Ltd., 2014-2A, BR, 144A, FRN, 5.551%, (3-month USD LIBOR + 2.95%), 10/18/26	United States	3,011,300	3,012,294
e	Centerline REIT Inc., 2004-RR3, B, 144A, 5.04%, 9/21/45	United States	1,021,400	1,011,267
e,q	CIM Trust, 2018-INV1, A4, 144A, FRN, 4.00%, 8/25/48	United States	8,456,575	8,615,364
	Citibank Credit Card Issuance Trust,
	2017-A3, A3, 1.92%, 4/07/22	United States	11,000,000	10,938,084
	2018-A1, A1, 2.49%, 1/20/23	United States	13,700,000	13,697,182
e,q	Cole Park CLO Ltd., 2015-1A, BR, 144A, FRN, 4.192%, 10/20/28	United States	1,714,286	1,706,435
e,q	Colombia Cent CLO 27 Ltd., 2018-27A, A2A, 144A, FRN, 4.18%, 10/25/28	United States	1,538,462	1,523,693
e,q	COMM Mortgage Trust, 2014-277P, A, 144A, FRN, 3.732%, 8/10/49	United States	2,980,000	3,092,750
q	Conseco Finance Securitizations Corp., 2002-2, M1, FRN, 7.424%, 3/01/33	United States	654,893	709,692
	Conseco Financial Corp., 1998-6, A8, 6.66%, 6/01/30	United States	3,373,941	3,501,619
e,g	Consumer Loan Underlying Bond CLUB Certificate Issuer Trust I,
	2018-8, 144A, FRN, 8.26%, 6/17/41	United States	3,103,528	3,109,092
	2018-14, PT, 144A, FRN, 9.61%, 9/16/41	United States	3,825,502	3,831,259
	2018-29, PT, 144A, FRN, 23.67%, 12/15/43	United States	976,582	820,235
	2019-S1, PT, 144A, FRN, 17.91%, 4/15/44	United States	2,672,588	2,501,116
	2019-S2, PT, 144A, FRN, 13.852%, 5/16/44	United States	1,871,625	1,779,876
e,p	Cook Park CLO Ltd., 2018-1A, A2, 144A, FRN, 3.708%, (3-month USD LIBOR + 1.12%), 4/17/30	United States	1,000,000	991,450
e	Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	12,678,992	12,840,152
q	Countrywide Home Loans, 2004-11, 2A1, FRN, 3.615%, 7/25/34	United States	1,393,353	1,404,258
	Credit Suisse First Boston Mortgage Securities Corp., 2004-6, 3A1, 5.00%, 9/25/19	United States	170,160	162,767
[e,q]	CSMC Trust, 2014-IVR3, A1, 144A, FRN, 3.50%, 7/25/44	United States	1,858,399	1,863,668
	Discover Card Execution Note Trust, 2018-A4, A4, 3.11%, 1/16/24	United States	8,230,000	8,336,216
e,p	Dryden 41 Senior Loan Fund, 2015-41A, AR, 144A, FRN, 3.567%, (3-month USD LIBOR + 0.97%), 4/15/31	United States	1,875,000	1,852,031
e,q	Dryden 45 Senior Loan Fund, 2016-45A, CR, 144A, FRN, 4.797%, 10/15/30	United States	625,000	621,656
e,p	Dryden 49 Senior Loan Fund, 2017-49A, C, 144A, FRN, 4.951%, (3-month USD LIBOR + 2.35%), 7/18/30	United States	870,000	870,191
e,p	Dryden 50 Senior Loan Fund,
	2017-50A, A1, 144A, FRN, 3.817%, (3-month USD LIBOR + 1.22%), 7/15/30	United States	2,640,000	2,638,020
	2017-50A, C, 144A, FRN, 4.847%, (3-month USD LIBOR + 2.25%), 7/15/30	United States	2,150,000	2,145,872

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
e,p	Dryden 53 CLO Ltd.,
	2017-53A, B, 144A, FRN, 3.997%, (3-month USD LIBOR + 1.40%), 1/15/31	United States	5,700,000	$5,579,616
	2017-53A, C, 144A, FRN, 4.297%, (3-month USD LIBOR + 1.70%), 1/15/31	United States	1,000,000	963,210
e,p	Dryden 55 CLO Ltd.,
	2018-55A, A1, 144A, FRN, 3.617%, (3-month USD LIBOR + 1.02%), 4/15/31	United States	3,000,000	2,967,420
	2018-55A, C, 144A, FRN, 4.497%, (3-month USD LIBOR + 1.90%), 4/15/31	United States	600,000	579,252
	2018-55A, D, 144A, FRN, 5.447%, (3-month USD LIBOR + 2.85%), 4/15/31	United States	300,000	288,027
e,p	Dryden 58 CLO Ltd.,
	2018-58A, A2, 144A, FRN, 3.838%, (3-month USD LIBOR + 1.25%), 7/17/31	United States	1,600,000	1,552,848
	2018-58A, B, 144A, FRN, 4.088%, (3-month USD LIBOR + 1.50%), 7/17/31	United States	11,000,000	10,798,700
	2018-58A, D, 144A, FRN, 5.288%, (3-month USD LIBOR + 2.70%), 7/17/31	United States	1,000,000	953,100
e,p	Dryden 64 CLO Ltd.,
	2018-64A, A, 144A, FRN, 3.571%, (3-month USD LIBOR + 0.97%), 4/18/31	United States	6,500,000	6,407,310
	2018-64A, D, 144A, FRN, 5.251%, (3-month USD LIBOR + 2.65%), 4/18/31	United States	500,000	483,750
e,q	Dryden 70 CLO Ltd., 2018-70A, B, 144A, FRN, 4.54%, 1/16/32	United States	560,580	557,990
e,q	Eaton Vance CLO Ltd., 2014-1RA, C, 144A, FRN, 4.697%, 7/15/30	United States	789,030	762,329
e,p	Ellington CLO III Ltd., 2018-3A, A1, 144A, FRN, 4.242%, (3-month USD LIBOR + 1.65%), 7/20/30	United States	3,400,000	3,375,044
	FHLMC Structured Agency Credit Risk Debt Notes,
	[p] 2013-DN2, M2, FRN, 6.727%, (1-month USD LIBOR + 4.25%), 11/25/23	United States	6,999,722	7,644,589
	[p] 2014-DN1, M2, FRN, 4.677%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	1,065,127	1,083,247
	[p] 2014-DN2, M3, FRN, 6.077%, (1-month USD LIBOR + 3.60%), 4/25/24	United States	14,350,000	15,459,271
	[p] 2014-DN3, M3, FRN, 6.477%, (1-month USD LIBOR + 4.00%), 8/25/24	United States	2,108,877	2,279,677
	[p] 2014-DN4, M3, FRN, 7.027%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	8,213,403	9,003,798
	[p] 2014-HQ1, M3, FRN, 6.577%, (1-month USD LIBOR + 4.10%), 8/25/24	United States	11,686,453	12,679,751
	[p] 2014-HQ2, M3, FRN, 6.227%, (1-month USD LIBOR + 3.75%), 9/25/24	United States	12,060,000	13,366,137
	[p] 2014-HQ3, M3, FRN, 7.227%, (1-month USD LIBOR + 4.75%), 10/25/24	United States	3,756,251	4,131,299
	[p] 2015-DN1, M3, FRN, 6.627%, (1-month USD LIBOR + 4.15%), 1/25/25	United States	15,161,609	16,205,856
	[p] 2015-DNA1, M2, FRN, 4.327%, (1-month USD LIBOR + 1.85%), 10/25/27	United States	7,535,432	7,614,696
	[p] 2015-DNA1, M3, FRN, 5.777%, (1-month USD LIBOR + 3.30%), 10/25/27	United States	4,500,000	4,876,786

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
	FHLMC Structured Agency Credit Risk Debt Notes, (continued)
	[p] 2015-DNA2, M2, FRN, 5.077%, (1-month USD LIBOR + 2.60%), 12/25/27	United States	3,998,033	$4,046,523
	[p] 2015-DNA2, M3, FRN, 6.377%, (1-month USD LIBOR + 3.90%), 12/25/27	United States	18,171,000	19,583,962
	[p] 2015-DNA3, M2, FRN, 5.327%, (1-month USD LIBOR + 2.85%), 4/25/28	United States	4,344,580	4,446,462
	[p] 2015-DNA3, M3, FRN, 7.177%, (1-month USD LIBOR + 4.70%), 4/25/28	United States	6,970,000	8,007,780
	[p] 2015-HQ1, M3, FRN, 6.277%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	12,783,573	13,486,001
	[p] 2015-HQ2, M3, FRN, 5.727%, (1-month USD LIBOR + 3.25%), 5/25/25	United States	6,860,000	7,414,355
	[p] 2015-HQA1, M2, FRN, 5.127%, (1-month USD LIBOR + 2.65%), 3/25/28	United States	3,807,540	3,856,518
	[p] 2015-HQA1, M3, FRN, 7.177%, (1-month USD LIBOR + 4.70%), 3/25/28	United States	18,500,000	20,763,151
	[p] 2015-HQA2, M2, FRN, 5.277%, (1-month USD LIBOR + 2.80%), 5/25/28	United States	5,196,234	5,302,438
	[p] 2016-DNA1, M2, FRN, 5.377%, (1-month USD LIBOR + 2.90%), 7/25/28	United States	202,603	205,736
	[p] 2016-DNA1, M3, FRN, 8.027%, (1-month USD LIBOR + 5.55%), 7/25/28	United States	17,210,000	20,145,854
	[p] 2016-DNA2, M2, FRN, 4.677%, (1-month USD LIBOR + 2.20%), 10/25/28	United States	682,371	686,536
	[p] 2016-DNA2, M3, FRN, 7.127%, (1-month USD LIBOR + 4.65%), 10/25/28	United States	14,197,000	15,814,724
	[p] 2016-HQA1, M2, FRN, 5.227%, (1-month USD LIBOR + 2.75%), 9/25/28	United States	591,826	600,627
	[p] 2016-HQA2, M2, FRN, 4.727%, (1-month USD LIBOR + 2.25%), 11/25/28	United States	720,295	731,538
	[p] 2016-HQA2, M3, FRN, 7.627%, (1-month USD LIBOR + 5.15%), 11/25/28	United States	9,640,000	11,190,294
	[p] 2016-HQA3, M2, FRN, 3.827%, (1-month USD LIBOR + 1.35%), 3/25/29	United States	249,942	251,471
	[p] 2017-DNA3, M2, FRN, 4.977%, (1-month USD LIBOR + 2.50%), 3/25/30	United States	8,350,000	8,617,178
	[q] 2017-HQA1, M2, FRN, 6.027%, 8/25/29	United States	15,764,156	16,933,757
	[p] 2018-HQA1, M1, FRN, 3.177%, (1-month USD LIBOR + 0.70%), 9/25/30	United States	7,365,278	7,359,796
[e,p]	Flagship CLO VIII Ltd.,
	2014-8A, ARR, 144A, FRN, 3.451%, (3-month USD LIBOR + 0.85%), 1/16/26	United States	5,932,846	5,923,116
	2014-8A, DR, 144A, FRN, 5.651%, (3-month USD LIBOR + 3.05%), 1/16/26	United States	2,000,000	1,988,460

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
e,q	Flagstar Mortgage Trust, 2018-6RR, 1A3, 144A, FRN, 4.00%, 10/25/48	United States	9,012,332	$9,138,596
	FNMA Connecticut Avenue Securities,
	[p] 2013-C01, M2, FRN, 7.727%, (1-month USD LIBOR + 5.25%), 10/25/23	United States	18,671,121	21,052,865
	[p] 2014-C01, M1, FRN, 4.077%, (1-month USD LIBOR + 1.60%), 1/25/24	United States	1,939,977	1,943,218
	[p] 2014-C02, 1M2, FRN, 5.077%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	13,645,000	14,318,550
	[p] 2014-C02, 2M2, FRN, 5.077%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	1,345,865	1,405,518
	[p] 2014-C03, 1M2, FRN, 5.477%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	18,657,439	19,953,638
	[p] 2014-C03, 2M2, FRN, 5.377%, (1-month USD LIBOR + 2.90%), 7/25/24	United States	13,696,165	14,406,938
	[p] 2014-C04, 1M1, FRN, 7.377%, (1-month USD LIBOR + 4.90%), 11/25/24	United States	11,938,699	13,449,153
	[p] 2014-C04, 2M2, FRN, 7.477%, (1-month USD LIBOR + 5.00%), 11/25/24	United States	5,638,539	6,274,733
	[p] 2015-C01, 1M2, FRN, 6.777%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	12,300,599	13,370,577
	[p] 2015-C01, 2M2, FRN, 7.027%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	6,471,417	6,961,959
	[p] 2015-C02, 1M2, FRN, 6.477%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	12,992,768	14,001,215
	[p] 2015-C02, 2M2, FRN, 6.477%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	7,977,913	8,502,296
	[p] 2015-C03, 1M2, FRN, 7.477%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	11,782,324	13,100,672
	[p] 2015-C03, 2M2, FRN, 7.477%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	7,555,468	8,318,459
	[q] 2016-C01, 2M2, FRN, 9.427%, 8/25/28	United States	9,266,144	10,737,762
	[q] 2016-C04, 1M2, FRN, 6.727%, 1/25/29	United States	15,320,000	16,873,267
	[p] 2017-C01, 1M2, FRN, 6.027%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	6,805,000	7,312,707
	[p] 2018-C02, 2M1, FRN, 3.127%, (1-month USD LIBOR + 0.65%), 8/25/30	United States	6,076,647	6,073,618
[e,q]	Galaxy XVIII CLO Ltd., 2018-28A, A2, 144A, FRN, 3.667%, 7/15/31	United States	6,500,000	6,468,020
[e,q]	Galaxy XXV CLO Ltd., 2018-25A, B, 144A, FRN, 4.23%, 10/25/31	United States	2,000,000	1,976,020
[e,q]	Galaxy XXVI CLO Ltd.,
	2018-26A, A, 144A, FRN, 3.852%, 11/22/31	United States	3,429,602	3,407,275
	2018-26A, B, 144A, FRN, 4.352%, 11/22/31	United States	2,100,000	2,081,562
	2018-26A, D, 144A, FRN, 5.702%, 11/22/31	United States	293,478	286,869
e,p	Galaxy XXVII CLO Ltd.,
	2018-27A, A, 144A, FRN, 3.703%, (3-month USD LIBOR + 1.02%), 5/16/31	United States	1,500,000	1,475,205
	2018-27A, C, 144A, FRN, 5.433%, (3-month USD LIBOR + 2.75%), 5/16/31	United States	250,000	239,385

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
q	Greenpoint Manufactured Housing, 1999-5, M1A, FRN, 8.30%, 10/15/26	United States	445,279	$471,240
p	GSAA Home Equity Trust,
	2005-5, M3, FRN, 3.422%, (1-month USD LIBOR + 0.945%), 2/25/35	United States	2,606,355	2,637,719
	2005-6, A3, FRN, 2.847%, (1-month USD LIBOR + 0.37%), 6/25/35	United States	98,385	98,528
p	GSAMP Trust, 2005-HE3, M2, FRN, 3.482%, (1-month USD LIBOR + 1.005%), 6/25/35	United States	179,051	179,533
q	GSR Mortgage Loan Trust, 2005-AR1, 1A1, FRN, 4.808%, 1/25/35	United States	248,751	250,822
e,p	Halcyon Loan Advisors Funding Ltd., 2018-1A, A2, 144A, FRN, 4.392%, (3-month USD LIBOR + 1.80%), 7/21/31	United States	5,000,000	4,912,650
e,q	Harbor Park CLO Ltd.,
	1A, A2, 144A, FRN, 4.239%, 1/20/31	United States	1,710,526	1,701,614
	1A, B1, 144A, FRN, 4.539%, 1/20/31	United States	466,667	464,334
e,p	HayFin Kingsland IX Ltd., 2013-6A, BR, 144A, FRN, 4.382%, (3-month USD LIBOR + 1.80%), 4/28/31	United States	5,200,000	5,197,556
e,q	HPS Loan Management Ltd.,
	2013A-18, A2, 144A, FRN, 4.047%, 10/15/30	United States	1,400,000	1,390,410
	2013A-18, C, 144A, FRN, 4.747%, 10/15/30	United States	500,000	485,695
e	Invitation Homes Trust,
	[p] 2017-SFR2, A, 144A, FRN, 3.324%, (1-month USD LIBOR + 0.85%), 12/17/36	United States	13,623,971	13,552,298
	[p]2018-SFR3, A, 144A, FRN, 3.474%, (1-month USD LIBOR + 1.00%), 7/17/37	United States	11,308,558	11,338,775
	[q]2018-SFR4, A, 144A, FRN, 3.574%, 1/17/38	United States	9,335,722	9,382,323
q	JP Morgan Mortgage Trust, 2004-A1, 5A1, FRN, 4.924%, 2/25/34	United States	49,337	51,208
e,p	LCM 26 Ltd.,
	26A, B, 144A, FRN, 3.992%, (3-month USD LIBOR + 1.40%), 1/20/31	United States	4,500,000	4,405,410
	26A, C, 144A, FRN, 4.392%, (3-month USD LIBOR + 1.80%), 1/20/31	United States	2,000,000	1,932,260
e,q	LCM XV LP, 2015-A, AR, 144A, FRN, 4.001%, 7/20/30	United States	1,250,000	1,249,938
e,q	LCM XVI LP,
	2016A, A2R, 144A, FRN, 3.777%, 10/15/31	United States	1,083,333	1,076,920
	2016A, BR2, 144A, FRN, 4.347%, 10/15/31	United States	1,756,602	1,755,091
e,q	LCM XXII Ltd., 22A, A2R, 144A, FRN, 4.042%, 10/20/28	United States	5,000,000	4,912,850
e,p	LCM XXIII Ltd., 23A, A2, 144A, FRN, 4.442%, (3-month USD LIBOR + 1.85%), 10/20/29	United States	1,000,000	1,001,080
e,p	LCM XXV Ltd., 25A, A, 144A, FRN, 3.802%, (3-month USD LIBOR + 1.21%), 7/20/30	United States	274,000	273,912
p	Lehman XS Trust, 2005-4, 1A4, FRN, 3.037%, (1-month USD LIBOR + 0.56%), 10/25/35	United States	429,345	424,306
e,p	Long Point Park CLO Ltd.,
	2017-1A, A2, 144A, FRN, 3.963%, (3-month USD LIBOR + 1.375%), 1/17/30	United States	2,400,000	2,351,088
	2017-1A, B, 144A, FRN, 4.288%, (3-month USD LIBOR + 1.70%), 1/17/30	United States	1,000,000	964,850

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
e,q	Mach One ULC, 2004-1A, M, 144A, FRN, 5.45%, 5/28/40	United States	430,764	$427,020
e,p	Madison Park Funding Ltd., 2018-28A, B, 144A, FRN, 4.197%, (3-month USD LIBOR + 1.60%), 7/15/30	United States	2,000,000	1,985,800
[e,q]	Madison Park Funding XIV Ltd.,
	2014-14A, BRR, 144A, FRN, 4.292%, 10/22/30	United States	1,000,000	997,870
	2014-14A, CRR, 144A, FRN, 4.792%, 10/22/30	United States	375,000	373,766
e,p	Madison Park Funding XXIII Ltd.,
	2017-23A, B, 144A, FRN, 4.282%, (3-month USD LIBOR + 1.70%), 7/27/30	United States	4,000,000	3,995,480
	2017-23A, C, 144A, FRN, 4.932%, (3-month USD LIBOR + 2.35%), 7/27/30	United States	1,300,000	1,301,781
e,q	Madison Park Funding XXIX Ltd.,
	2018-29A, A2, 144A, FRN, 4.051%, 10/18/30	United States	7,945,455	7,887,374
	2018-29A, B, 144A, FRN, 4.351%, 10/18/30	United States	4,000,000	3,992,480
	2018-29A, C, 144A, FRN, 4.801%, 10/18/30	United States	995,968	979,883
	2018-29A, D, 144A, FRN, 5.601%, 10/18/30	United States	800,000	768,648
e,p	Madison Park Funding XXVI Ltd., 07-4A, AR, 144A, FRN, 3.782%, (3-month USD LIBOR + 1.20%), 7/29/30	United States	2,400,000	2,397,000
e,p	Madison Park Funding XXVII Ltd., 2018-27A, A1B, 144A, FRN, 3.722%, (3-month USD LIBOR + 1.13%), 4/20/30	United States	3,061,000	2,992,832
e,p	Madison Park Funding XXVIII Ltd., 2018-28A, D, 144A, FRN, 5.297%, (3-month USD LIBOR + 2.70%), 7/15/30	United States	500,000	478,365
e,q	Madison Park Funding XXXI Ltd., 2018-31A, A2A, 144A, FRN, 4.092%, 1/23/31	United States	2,250,000	2,238,368
	2018-31A, B, 144A, FRN, 4.292%, 1/23/31	United States	3,000,000	2,984,940
	2018-31A, C, 144A, FRN, 4.742%, 1/23/31	United States	650,000	640,179
e,q	Magnetite Ltd., 2015-14RA, A1, 144A, FRN, 3.721%, 10/18/31	United States	11,000,000	10,905,840
p	Manufactured Housing Contract Trust Pass Through Certificates, 2001-1, IIM2, FRN, 3.937%, (1-month USD LIBOR + 1.45%), 4/20/32	United States	3,692,235	3,688,266
	MASTR Alternative Loan Trust,
	2003-1, 3A1, 5.00%, 6/25/23	United States	13,371	13,920
	2003-6, 2A1, 5.00%, 8/25/20	United States	23,873	23,875
	[q] 2004-11, 2A1, FRN, 5.432%, 11/25/19	United States	43,520	43,595
p	Merrill Lynch Mortgage Investors Trust, 2005-A10, A, FRN, 2.687%, (1-month USD LIBOR + 0.21%), 2/25/36	United States	2,178,810	2,106,629
p	Merrill Lynch Mortgage Investors Trust Inc., 2003-E, A1, FRN, 3.097%, (1-month USD LIBOR + 0.62%), 10/25/28	United States	521,006	522,047
e,q	Mill City Mortgage Loan Trust,
	2016-1, A, 144A, FRN, 2.50%, 4/25/57	United States	7,129,607	7,056,142
	2017-3, A1, 144A, FRN, 2.75%, 1/25/61	United States	7,536,929	7,470,071
	2018-1, A1, 144A, FRN, 3.25%, 5/25/62	United States	13,816,055	13,852,488
	2018-4, A1B, 144A, FRN, 3.50%, 4/25/66	United States	9,680,000	9,756,569
e,q	Morgan Stanley Capital I Trust, 2011-C1, A4, 144A, FRN, 5.033%, 9/15/47	United States	3,552,495	3,631,267
e,q	Mountain View Funding CLO XIV Ltd., 2019-1A, A1, 144A, FRN, 4.058%, 4/15/29	United States	4,500,000	4,506,840
e,q	Neuberger Berman CLO Ltd.,
	2016-22A, A2R, 144A, FRN, 3.988%, 10/17/30	United States	1,400,000	1,390,956
	2016-22A, BR, 144A, FRN, 4.238%, 10/17/30	United States	900,000	889,479

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
e,q	Neuberger Berman CLO XVIII Ltd.,
	2014-18A, A1BR, 144A, FRN, 3.992%, 10/21/30	United States	2,295,000	$2,299,108
	2014-18A, BR2, 144A, FRN, 4.742%, 10/21/30	United States	250,000	247,378
e,p	Neuberger Berman CLO XVI-S Ltd.,
	2017-16SA, B, 144A, FRN, 3.847%, (3-month USD LIBOR + 1.25%), 1/15/28	United States	400,000	394,248
	2017-16SA, C, 144A, FRN, 4.197%, (3-month USD LIBOR + 1.60%), 1/15/28	United States	400,000	386,884
e	Neuberger Berman Loan Advisers CLO Ltd.,
	[p] 2017-26A, B, 144A, FRN, 4.101%, (3-month USD LIBOR + 1.50%), 10/18/30	United States	1,078,945	1,060,107
	[p] 2018-27A, C, 144A, FRN, 4.297%, (3-month USD LIBOR + 1.70%), 1/15/30	United States	500,000	473,920
	[q] 2019-32A, B, 144A, FRN, 4.417%, 1/19/32	United States	4,800,000	4,795,152
	[q] 2019-32A, C, 144A, FRN, 5.217%, 1/19/32	United States	6,000,000	6,017,220
p	New York Mortgage Trust, 2005-3, M1, FRN, 3.152%, (1-month USD LIBOR + 0.675%), 2/25/36	United States	219,016	204,100
e,p	Newark BSL CLO 2 Ltd., 2017-1A, B, 144A, FRN, 4.93%, (3-month USD LIBOR + 2.35%), 7/25/30	United States	583,989	584,164
e,p	NZCG Funding Ltd., 2015-1A, A2R, 144A, FRN, 4.196%, (3-month USD LIBOR + 1.55%), 2/26/31	United States	6,600,000	6,401,472
e	OBP Depositor LLC Trust, 2010-OBP, A, 144A, 4.646%, 7/15/45	United States	5,834,000	5,904,299
e,p	OBX Trust, 2018-1, A2, 144A, FRN, 3.127%, (1-month USD LIBOR + 0.65%), 6/25/57	United States	3,612,064	3,601,489
e,p	Octagon Investment Partners 18-R Ltd., 2018-18A, C, 144A, FRN, 5.301%, (3-month USD LIBOR + 2.70%), 4/16/31	United States	1,000,000	952,320
e,p	Octagon Investment Partners 26 Ltd.,
	2016-1A, A2R, 144A, FRN, 3.947%, (3-month USD LIBOR + 1.35%), 7/15/30	United States	1,600,000	1,592,128
	2016-1A, BR, 144A, FRN, 4.197%, (3-month USD LIBOR + 1.60%), 7/15/30	United States	2,000,000	1,975,660
e,q	Octagon Investment Partners 28 Ltd.,
	2016-1A, A2R, 144A, FRN, 4.031%, 10/24/30	United States	4,000,000	4,008,240
	2016-1A, BR, 144A, FRN, 4.381%, 10/24/30	United States	1,186,282	1,188,868
e,p	Octagon Investment Partners 31 LLC, 2017-1A, C, 144A, FRN, 4.992%, (3-month USD LIBOR + 2.40%), 7/20/30	United States	280,761	279,753
e,p	Octagon Investment Partners 35 Ltd., 2018-1A, A1B, 144A, FRN, 3.692%, (3-month USD LIBOR + 1.10%), 1/20/31	United States	2,000,000	1,983,320
e,p	Octagon Investment Partners 37 Ltd., 2018-2A, A2, 144A, FRN, 4.16%, (3-month USD LIBOR + 1.58%), 7/25/30	United States	1,000,000	987,490
e,p	Octagon Investment Partners XVI Ltd., 2013-1A, BR, 144A, FRN, 4.188%, (3-month USD LIBOR + 1.60%), 7/17/30	United States	4,000,000	3,954,480
e,p	Octagon Investment Partners XX Ltd., 2014-1A, AR, 144A, FRN, 3.828%, (3-month USD LIBOR + 1.13%), 8/12/26	United States	2,595,818	2,599,141
e,p	Octagon Investment Partners XXIII Ltd.,
	2015-1A, CR, 144A, FRN, 4.447%, (3-month USD LIBOR + 1.85%), 7/15/27	United States	250,000	248,708
	2015-1A, DR, 144A, FRN, 5.147%, (3-month USD LIBOR + 2.55%), 7/15/27	United States	300,000	296,100

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[e,q]	Octagon Loan Funding Ltd., 2014-1A, ARR, 144A, FRN, 3.863%, 11/18/31	United States	3,300,000	$3,282,774
[e]	Progress Residential Trust,
	2015-SFR2, A, 144A, 2.74%, 6/12/32	United States	862,476	860,102
	2017-SFR1, A, 144A, 2.768%, 8/17/34	United States	408,687	405,032
	2018-SFR2, A, 144A, 3.712%, 8/17/35	United States	2,967,000	3,026,555
[p]	RAAC, 2004-SP1, AII, FRN, 3.177%, (1-month USD LIBOR + 0.70%), 3/25/34	United States	338,347	332,919
[e,q]	Race Point X CLO Ltd., 2016-10A, B1R, 144A, FRN, 4.23%, 7/25/31	United States	700,000	692,559
[e,p]	Radnor RE Ltd., 2018-1, M1, 144A, FRN, 3.877%, (1-month USD LIBOR + 1.40%), 3/25/28	United States	5,790,000	5,807,780
[e,q]	Sequoia Mortgage Trust, 2016-2, A4, 144A, FRN, 3.50%, 8/25/46	United States	14,223,171	14,240,865
[q]	Structured ARM Loan Trust, 2004-12, 3A1, FRN, 4.575%, 9/25/34	United States	1,572,221	1,597,753
[p]	Structured Asset Mortgage Investments II Trust, 2004-AR6, A1A, FRN, 3.187%, (1-month USD LIBOR + 0.70%), 2/19/35	United States	1,194,176	1,156,429
[e,p]	TCI-Flatiron CLO Ltd., 2017-1A, C, 144A, FRN, 4.533%, (3-month USD LIBOR + 1.85%), 11/18/30	United States	500,000	478,890
	Thornburg Mortgage Securities Trust,
	[p] 2004-3, A, FRN, 3.217%, (1-month USD LIBOR + 0.74%), 9/25/44	United States	758,514	751,752
	[q] 2005-1, A3, FRN, 4.576%, 4/25/45	United States	205,321	208,667
[e]	Towd Point Mortgage Trust,
	[q] 2015-2, 2A1, 144A, FRN, 3.75%, 11/25/57	United States	722,217	726,619
	[q] 2015-3, A1B, 144A, FRN, 3.00%, 3/25/54	United States	1,197,697	1,193,647
	[q] 2016-1, A1, 144A, FRN, 3.50%, 2/25/55	United States	9,210,379	9,260,840
	[q] 2016-3, A1, 144A, FRN, 2.25%, 4/25/56	United States	9,539,319	9,426,982
	[q] 2016-4, A1, 144A, FRN, 2.25%, 7/25/56	United States	13,612,681	13,416,781
	[q] 2016-5, A1, 144A, FRN, 2.50%, 10/25/56	United States	4,447,938	4,384,755
	[q] 2017-1, A1, 144A, FRN, 2.75%, 10/25/56	United States	12,754,969	12,619,518
	[q] 2017-2, A1, 144A, FRN, 2.75%, 4/25/57	United States	13,244,620	13,102,898
	[q] 2017-4, A1, 144A, FRN, 2.75%, 6/25/57	United States	13,740,292	13,587,244
	[p] 2017-5, A1, 144A, FRN, 3.077%, (1-month USD LIBOR + 0.60%), 2/25/57	United States	3,300,838	3,287,757
	[q] 2018-1, A1, 144A, FRN, 3.00%, 1/25/58	United States	3,166,555	3,145,499
	[q] 2018-2, A1, 144A, FRN, 3.25%, 3/25/58	United States	7,513,795	7,551,548
	[q] 2018-3, A1, 144A, FRN, 3.75%, 5/25/58	United States	12,147,873	12,370,580
	[q] 2018-3, A1A, 144A, FRN, 3.50%, 3/25/54	United States	2,593,624	2,598,110
	[q] 2018-4, A1, 144A, FRN, 3.00%, 6/25/58	United States	12,494,308	12,357,024
	[q] 2018-5, A1A, 144A, FRN, 3.25%, 7/25/58	United States	4,237,504	4,240,496
	[q] 2018-6, A1A, 144A, FRN, 3.75%, 3/25/58	United States	7,598,028	7,702,538
	[q] 2019-1, A1, 144A, FRN, 3.75%, 3/25/58	United States	14,418,920	14,714,098
[e]	Voya CLO Ltd.,
	[p] 2012-4A, A2R, 144A, FRN, 4.447%, (3-month USD LIBOR + 1.85%), 10/15/28	United States	7,660,000	7,674,860
	[p] 2013-2A, A1R, 144A, FRN, 3.55%, (3-month USD LIBOR + 0.97%), 4/25/31	United States	4,500,000	4,438,575
	[p] 2013-2A, CR, 144A, FRN, 5.33%, (3-month USD LIBOR + 2.75%), 4/25/31	United States	375,000	358,294
	[p] 2014-1A, CR2, 144A, FRN, 5.401%, (3-month USD LIBOR + 2.80%), 4/18/31	United States	600,000	575,598

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount	*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[e]	Voya CLO Ltd., (continued)
	[q]2016-3A, A1R, 144A, FRN, 3.791%, 10/18/31	United States	1,800,000		$1,791,954
	[q]2016-3A, A2R, 144A, FRN, 4.001%, 10/18/31	United States	818,182		821,880
	[q]2016-3A, CR, 144A, FRN, 5.851%, 10/18/31	United States	1,698,113		1,682,202
	[p]2017-3A, B, 144A, FRN, 4.942%, (3-month USD LIBOR + 2.35%), 7/20/30	United States	507,690		506,847
	[p]2018-2A, A2, 144A, FRN, 3.847%, (3-month USD LIBOR + 1.25%), 7/15/31	United States	2,500,000		2,483,700
	[p]2018-2A, D, 144A, FRN, 5.347%, (3-month USD LIBOR + 2.75%), 7/15/31	United States	300,000		286,890
	[q]2018-4A, B, 144A, FRN, 4.554%, 1/15/32	United States	948,052		951,048
[p]	WaMu Mortgage Pass-Through Certificates,
	2005-AR19, A1A1, FRN, 2.747%, (1-month USD LIBOR + 0.27%), 12/25/45	United States	2,297,250		2,297,091
	2005-AR8, 1A1A, FRN, 3.057%, (1-month USD LIBOR + 0.58%), 7/25/45	United States	900,999		901,775
[e,p]	Webster Park CLO Ltd., 2015-1A, A2R, 144A, FRN, 4.192%, (3-month USD LIBOR + 1.60%), 7/20/30	United States	1,750,000		1,731,310
	Wells Fargo Commercial Mortgage Trust, 2016-NXS6, A2, 2.399%, 11/15/49	United States	6,534,000		6,479,950
[e,q]	Wells Fargo Mortgage Backed Securities, 2018-1, A3, 144A, FRN, 3.50%, 7/25/47	United States	5,913,329		5,961,753
[q]	Wells Fargo Mortgage Backed Securities Trust,
	2004-W, A9, FRN, 4.845%, 11/25/34	United States	65,863		68,237
	2005-AR10, 2A3, FRN, 4.837%, 6/25/35	United States	369,084		376,431
[e,p]	West CLO Ltd.,
	2014-1A, A2R, 144A, FRN, 3.951%, (3-month USD LIBOR + 1.35%), 7/18/26	United States	1,360,000		1,355,770
	2014-1A, BR, 144A, FRN, 4.451%, (3-month USD LIBOR + 1.85%), 7/18/26	United States	2,410,000		2,386,744

					1,267,843,476

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $1,278,922,181)				1,272,759,324

	Mortgage-Backed Securities 0.7%
[t]	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%
	FHLMC, 4.733% - 4.748%, (12-month USD LIBOR +/- MBS Margin), 10/01/36 - 6/01/37	United States	1,661,180		1,753,177

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.0%†
	FHLMC Gold 15 Year, 5.00%, 10/01/23	United States	96,730		98,707
	FHLMC Gold 15 Year, 6.00%, 6/01/23	United States	11,764		11,999
	FHLMC Gold 30 Year, 5.00%, 1/01/39	United States	114,339		122,888

					233,594

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount	*	Value

	Mortgage-Backed Securities (continued)
[t]	Federal National Mortgage Association (FNMA) Adjustable Rate 0.5%
	FNMA, 3.60% - 3.668%, (1-month USD LIBOR +/- MBS Margin), 4/01/28 - 7/01/34	United States	270,193		$277,762
	FNMA, 3.375% - 4.25%, (Federal COF +/- MBS Margin), 8/01/29 - 10/01/29	United States	9,193		9,419
	FNMA, 2.874% - 4.461%, (US 3 Year CMT T-Note +/- MBS Margin), 3/01/21 - 6/01/34	United States	65,214		66,305
	FNMA, 4.693%, (US 5 Year CMT T-Note +/- MBS Margin), 2/01/30	United States	60,407		63,738
	FNMA, 3.646% - 4.901%, (1 Year CMT +/- MBS Margin), 1/01/31 - 6/01/43	United States	133,747		136,266
	FNMA, 4.091% - 5.025%, (12-month USD LIBOR +/- MBS Margin), 11/01/32 - 2/01/44	United States	10,806,856		11,320,923
	FNMA, 5.125%, (6-month US T-Bill +/- MBS Margin), 8/01/32	United States	93,639		95,537
	FNMA, 3.52% - 5.165%, (US 1 Year CMT T-Note +/- MBS Margin), 2/01/21 - 10/01/44	United States	2,468,441		2,546,345
	FNMA, 2.306% - 5.626%, (11th District COF +/- MBS Margin), 10/01/19 - 12/01/36	United States	117,386		119,607
	FNMA, 3.55% - 5.91%, (6-month USD LIBOR +/- MBS Margin), 9/01/22 - 8/01/37	United States	1,170,381		1,199,672

					15,835,574

	Federal National Mortgage Association (FNMA) Fixed Rate 0.1%
	FNMA 15 Year, 3.50%, 10/01/25	United States	749,106		765,279
	FNMA 15 Year, 4.00%, 12/01/25	United States	1,106,634		1,140,051
	FNMA 15 Year, 4.50%, 5/01/23 - 6/01/25	United States	839,943		864,748
	FNMA 30 Year, 5.00%, 3/01/38	United States	22,586		24,202

					2,794,280

[t]	Government National Mortgage Association (GNMA) Adjustable Rate 0.0%†
	GNMA, 3.625% - 3.75%, (US 1 Year CMT T-Note +/- MBS Margin), 4/20/26 - 9/20/26	United States	16,313		16,661

	Total Mortgage-Backed Securities (Cost $20,717,811)				20,633,286

	Municipal Bonds 0.7%
	Industry Public Facilities Authority Tax Allocation Revenue, Transportation District, Industrial Redevelopment Project No. 2, Refunding, Series B, AGMC Insured, 3.389%, 1/01/20	United States	5,900,000		5,920,119
	Pennsylvania State GO, Refunding, Second Series, 5.00%, 1/15/20	United States	6,500,000		6,651,840
	San Jose RDA Successor Agency Tax Allocation,
	Senior, Refunding, Series A-T, 2.48%, 8/01/21	United States	1,595,000		1,594,314
	Senior, Refunding, Series A-T, 2.63%, 8/01/22	United States	5,320,000		5,335,055
	Texas State GO, Transportation Commission Highway Improvement, Series A, 5.00%, 4/01/21	United States	2,685,000		2,856,357

	Total Municipal Bonds (Cost $22,330,647)				22,357,685

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Shares/ Units		Value
	Escrows and Litigation Trusts 0.0%
a,b	NewPage Corp., Litigation Trust	United States	500,000		$—
a,b,c	Remington Outdoor Co. Inc., Litigation Units	United States	16,078		—
a,b	T-Mobile USA Inc., Escrow Account	United States	1,800,000		—

	Total Escrows and Litigation Trusts (Cost $—)				—

	Total Investments before Short Term Investments (Cost $2,999,259,383)				2,984,726,991

			Principal Amount	*

	Short Term Investments 4.5%

	Corporate Bonds (Cost $2,053,774) 0.1%
	Telecommunication Services 0.1%
e	Sprint Communications Inc., senior note, 144A, 7.00%, 3/01/20	United States	2,000,000		2,060,000

	Total Investments before Money Market Funds (Cost $3,001,313,157)				2,986,786,991

			Shares

	Money Market Funds (Cost $137,769,586) 4.4%
d,u	Institutional Fiduciary Trust Money Market Portfolio, 2.10%	United States	137,769,586		137,769,586

	Total Investments (Cost $3,139,082,743) 100.5%				3,124,556,577
	Other Assets, less Liabilities (0.5)%				(14,389,745)

	Net Assets 100.0%				$3,110,166,832

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSee Note 8 regarding restricted securities.

dSee Note 3(f) regarding investments in affiliated management investment companies.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2019 , the aggregate value of these securities was $893,696,881, representing 28.7% of net assets.

fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2019, the aggregate value of these securities was $12,356,603, representing 0.4% of net assets.

gThe coupon rate shown represents the rate at period end.

hIncome may be received in additional securities and/or cash.

iSee Note 1(g) regarding loan participation notes.

jSee Note 1(j) regarding senior floating rate interests.

kSecurity purchased on a delayed delivery basis. See Note 1(d).

lA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

mSee Note 1(k) regarding Marketplace lending.

nPrincipal amount is stated in 1,000 Brazilian Real Units.

oPrincipal amount of security is adjusted for inflation. See .

pThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

qAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

rThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.

sInvestment in an interest-only security entitles holders to receive only the interest payment on the underlying instruments. The principal amount shown is the notional amount of the underlying instruments.

tAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

uThe rate shown is the annualized seven-day effective yield at period end.

At April 30, 2019, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Interest Rate Contracts
Canadian 10 Yr. Bond	Long	49	$5,055,114		6/19/19	$ 68,708
CME Ultra Long Term U.S. Treasury Bond	Short	5	821,406		6/19/19	(12,039)
U.S. Treasury 2 Yr. Note	Long	2,037	433,896,914		6/28/19	1,337,507
U.S. Treasury 5 Yr. Note	Short	562	64,990,032		6/28/19	(448,558)
U.S. Treasury 10 Yr. Note	Short	231	28,568,203		6/19/19	(260,191)
U.S. Treasury 30 Yr. Bond	Short	100	14,746,875		6/19/19	(56,392)

Total Futures Contracts						$ 629,035

*As of period end.

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

At April 30, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts

Brazilian Real	JPHQ	Buy	7,500,000	$1,999,734	6/21/19	$ —	$ (93,325)

Brazilian Real	JPHQ	Sell	7,500,000	1,897,053	6/21/19	—	(9,355)

Indian Rupee	DBAB	Buy	135,900,000	1,877,331	6/21/19	60,093	—

Indian Rupee	DBAB	Sell	135,900,000	1,943,094	6/21/19	5,669	—

Indian Rupee	JPHQ	Buy	145,000,000	1,998,071	6/21/19	69,086	—

Indian Rupee	JPHQ	Sell	15,000,000	214,669	6/21/19	825	—

Indian Rupee	JPHQ	Sell	130,000,000	1,853,304	6/21/19	—	(9)

Indonesian Rupiah	JPHQ	Buy	45,365,000,000	3,145,978	6/21/19	19,501	—

Indonesian Rupiah	JPHQ	Sell	14,300,000,000	1,008,818	6/21/19	10,993	—

Mexican Peso	JPHQ	Buy	78,250,000	4,032,570	6/21/19	61,217	—

Mexican Peso	JPHQ	Sell	78,250,000	4,082,580	6/21/19	—	(11,206)

Mexican Peso	JPHQ	Buy	109,400,000	5,571,967	8/08/19	104,112	—

Mexican Peso	JPHQ	Sell	60,750,000	3,145,501	8/08/19	—	(6,436)

Canadian Dollar	JPHQ	Sell	3,300,000	2,467,991	9/18/19	—	(4,082)

Euro	BZWS	Sell	194,860	222,643	9/18/19	1,377	—

Euro	CITI	Sell	391,262	446,880	9/18/19	2,596	—

Euro	DBAB	Sell	3,367,136	3,844,327	9/18/19	20,896	—

Euro	GSCO	Sell	420,000	479,661	9/18/19	2,745	—

Euro	JPHQ	Sell	1,670,000	1,881,631	9/18/19	—	(14,678)

Euro	JPHQ	Sell	6,459,354	7,376,906	9/18/19	42,217	—

Polish Zloty	JPHQ	Buy	7,680,000	2,020,505	9/18/19	—	(2,367)

Polish Zloty	JPHQ	Sell	7,680,000	2,038,595	9/18/19	20,458	—

Swedish Krona	JPHQ	Buy	17,720,000	1,905,038	9/18/19	—	(17,702)

Swedish Krona	JPHQ	Sell	17,720,000	1,934,920	9/18/19	47,584	—

Chinese Yuan Renminbi	JPHQ	Buy	12,200,000	1,817,832	9/27/19	—	(7,587)

Chinese Yuan Renminbi	JPHQ	Sell	24,450,000	3,639,259	9/27/19	11,349	—

South Korean Won	JPHQ	Sell	2,920,000,000	2,580,417	9/27/19	58,392	—

Australian Dollar	JPHQ	Sell	3,640,000	2,599,652	10/11/19	21,735	—

Brazilian Real	JPHQ	Buy	380,000	96,877	10/11/19	—	(1,221)

Brazilian Real	JPHQ	Sell	380,000	95,214	10/11/19	—	(442)

Turkish Lira	JPHQ	Buy	9,910,000	1,524,498	10/18/19	—	(36,925)

Total Forward Exchange Contracts						$ 560,845	$ (205,335)

Net unrealized appreciation (depreciation)						$ 355,510

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

At April 30, 2019, the Fund had the following credit default swap contracts outstanding. See Note 1(e).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating	[b]

Centrally Cleared Swap Contracts

Contracts to Sell Protection[c,d]

Traded Index

CDX.NA.HY.24	5.00%	Quarterly		6/20/20	$28,536,250		$1,245,081	$898,383	$346,698	Non-

										Investment

										Grade

CDX.NA.HY.30	5.00%	Quarterly		6/20/23	6,998,550		618,961	348,424	270,537	Non-

										Investment

										Grade

CDX.NA.IG.31	1.00%	Quarterly		12/20/21	74,600,000		1,685,540	1,072,553	612,987	Investment

										Grade

Total Centrally Cleared Swap Contracts							$3,549,582	$2,319,360	$1,230,222

OTC Swap Contracts

Contracts to Buy Protection[c]

Single Name

Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	6/20/24	$11,000,000		$(2,061,593)	$(1,789,592)	$(272,001)

American Airlines Group Inc.	(5.00)%	Quarterly	CITI	12/20/19	1,780,000		(63,674)	(46,961)	(16,713)

DISH DBS Corp.	(5.00)%	Quarterly	JPHQ	6/20/21	4,400,000		(318,963)	(155,748)	(163,215)

Government of Italy	(1.00)%	Quarterly	BZWS	6/20/23	4,100,000		(9,959)	36,982	(46,941)

Government of Turkey	(1.00)%	Quarterly	BZWS	12/20/19	900,000		13,409	26,946	(13,537)

Nabors Industries Inc.	(1.00)%	Quarterly	CITI	12/20/21	3,965,000		131,064	159,986	(28,922)

Nabors Industries Inc.	(1.00)%	Quarterly	CITI	12/20/21	1,185,000		39,170	38,383	787

Navient Corp.	(5.00)%	Quarterly	JPHQ	3/20/20	1,150,000		(53,526)	(37,270)	(16,256)

PHH Corp.	(5.00)%	Quarterly	GSCO	9/20/19	1,800,000		(44,153)	1,817	(45,970)

Sanmina Corp.	(5.00)%	Quarterly	GSCO	6/20/19	6,500,000		(80,582)	(39,939)	(40,643)

Contracts to Sell Protection[c,d]

Single Name

American Tower Corp.	1.00%	Quarterly	GSCO	3/20/21	$6,500,000		$8,470	$(45,999)	$54,469	BBB-

Dish DBS Corp.	5.00%	Quarterly	JPHQ	6/20/23	4,400,000		108,925	(30,529)	139,454	B-

Goldman Sachs Group Inc.	1.00%	Quarterly	JPHQ	6/20/24	11,000,000		144,934	77,573	67,361	BBB+

Government of Argentina	5.00%	Quarterly	BZWS	6/20/23	1,135,000		(227,763)	20,659	(248,422)	B

Government of Argentina	5.00%	Quarterly	BZWS	6/20/23	2,000,000		(401,345)	(419,168)	17,823	B

Government of Argentina	5.00%	Quarterly	CITI	6/20/23	1,950,000		(391,311)	(41,652)	(349,659)	B

Government of Argentina	5.00%	Quarterly	CITI	12/20/23	2,000,000		(419,966)	(105,141)	(314,825)	B

Government of Indonesia	1.00%	Quarterly	CITI	6/20/24	5,225,000		18,770	(17,512)	36,282	BBB-

Government of Italy	1.00%	Quarterly	BZWS	6/20/23	4,100,000		(101,164)	(162,173)	61,009	NR

Government of Russia	1.00%	Quarterly	BNDP	6/20/24	3,700,000		(39,066)	(49,340)	10,274	BBB-

Morgan Stanley	1.00%	Quarterly	JPHQ	6/20/24	11,000,000		203,469	156,146	47,323	BBB+

Nabors Industries Inc.	1.00%	Quarterly	CITI	12/20/23	5,150,000		(659,064)	(716,003)	56,939	BB

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)

Contracts to Sell Protection[c,d] (continued)

Traded Index

[e]BNP Paribas Bespoke Rodez Index, Mezzanine Tranche 5-7%	2.00%	Quarterly	BNDP	12/20/20	$3,600,000		$29,489	$—	$29,489	Non-

										Investment

										Grade

[e]BNP Paribas Bespoke Rodez2 Index, Mezzanine Tranche 5-7%	3.20%	Quarterly	BNDP	12/20/20	2,000,000		60,148	—	60,148	Non-

										Investment

										Grade

[e]Citibank Bespoke Cambridge Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	2,700,000		(355,961)	(141,687)	(214,274)	Non-

										Investment

										Grade

[e]Citibank Bespoke Lisbon Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/19	1,300,000		(37,531)	(21,490)	(16,041)	Non-

										Investment

										Grade

[e]Citibank Bespoke Lisbon Index, Mezzanine Tranche 3-7%	0.79%	Quarterly	CITI	6/20/19	4,000,000		1,444	—	1,444	Non-

										Investment

										Grade

[e]Citibank Bespoke Palma Index, Mezzanine Tranche 5-7%	2.30%	Quarterly	CITI	6/20/21	4,200,000		30,298	—	30,298	Non-

										Investment

										Grade

[e]Citibank Bespoke Singapore Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/20	5,000,000		(563,299)	(797,061)	233,762	Non-

										Investment

										Grade

[e]Citibank Bespoke Sydney Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/20	1,000,000		(187,226)	(181,990)	(5,236)	Non-

										Investment

										Grade

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating	[b]

OTC Swap Contracts (continued)

Contracts to Sell Protection[c,d] (continued)

Traded Index (continued)

[e]Citibank Bespoke Verona Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	$2,100,000		$(239,509)	$(135,273)	$(104,236)	Non-

										Investment

										Grade

[e]Citibank Bespoke Verona Index, Mezzanine Tranche 7-15%	0.40%	Quarterly	CITI	12/20/19	4,000,000		8,301	—	8,301	Non-

										Investment

										Grade

Total OTC Swap Contracts							$(5,457,764)	$(4,416,036)	$(1,041,728)

Total Credit Default Swap Contracts							$(1,908,182)	$(2,096,676)	$188,494

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying instruments.

At April 30, 2019, the Fund had the following cross-currency swap contracts outstanding. See Note 1(e).

Cross-Currency Swap Contracts

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts

Receive Fixed 2.393%	Semi-Annual			7,916,500 USD

Pay Fixed 0.50%.	Annual	JPHQ	4/09/20	7,100,000 EUR	$(123,904)

Receive Floating 3-month USD LIBOR + 2.87%	Quarterly			1,743,000 USD

Pay Fixed 2.50%.	Annual	CITI	5/04/21	1,500,000 EUR	45,433

Total Cross Currency Swap Contracts					$ (78,471)

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

At April 30, 2019, the Fund had the following interest rate swap contracts outstanding. See Note 1(e).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts

Receive Fixed 3.00%.	Semi-Annual
Pay Floating 3-month USD LIBOR	Quarterly	9/18/21	$187,300,000	$2,611,850	$1,782,233	$829,617

At April 30, 2019, the Fund had the following inflation index swap contracts outstanding. See Note 1(e).

Inflation Index Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciaton (Depreciation)

Centrally Cleared Swap Contracts

Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.96%	At maturity	8/31/24	$25,200,000	$199,189

At April 30, 2019, the Fund had the following total return swap contracts outstanding. See Note 1(e).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts

Long[a]

iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	BOFA	6/20/19	$20,000,000	$1,386,940

iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	CITI	6/20/19	13,800,000	924,834

Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	CITI	6/20/19	7,200,000	258,669

Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	CITI	9/20/19	12,050,000	241,996

Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	GSCO	9/20/19	4,300,000	70,763

Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	GSCO	9/20/19	8,600,000	96,035

Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	JPHQ	9/20/19	6,000,000	396,281

Total Return Swap Contracts						$3,375,518

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 9 regarding other derivative information.

See Abbreviations on page 157.

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FRANKLIN INVESTORS SECURITIES TRUST

Consolidated Financial Highlights

Franklin Total Return Fund

	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
		2018	2017	2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.31	$ 9.84	$ 9.93	$ 9.87	$ 10.18	$ 10.05

Income from investment operations[a]:
Net investment income	0.151	0.269	0.251 [b]	0.231	0.217	0.257
Net realized and unrealized gains (losses)	0.353	(0.518)	(0.110)	0.107	(0.220)	0.214

Total from investment operations	0.504	(0.249)	0.141	0.338	(0.003)	0.471

Less distributions from:
Net investment income and net foreign currency gains	(0.154)	(0.275)	(0.231)	(0.278)	(0.307)	(0.341)

Tax return of capital	—	(0.006)	—	—	—	—

Total distributions	(0.154)	(0.281)	(0.231)	(0.278)	(0.307)	(0.341)

Net asset value, end of period	$ 9.66	$ 9.31	$ 9.84	$ 9.93	$ 9.87	$ 10.18

Total return[c]	5.45%	(2.57)%	1.47%	3.53%	(0.05)%	4.80%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.89%	0.91%	0.91%	0.90%	0.91%	0.93%

Expenses net of waiver and payments by affiliates[e]	0.86%	0.88%	0.87%	0.85%	0.87%	0.88%

Net investment income	3.22%	2.91%	2.58%	2.32%	2.08%	2.46%

Supplemental data

Net assets, end of period (000’s)	$2,843,018	$2,763,774	$3,153,751	$3,623,035	$3,527,479	$3,213,446

Portfolio turnover rate	86.97%[f]	151.77%	101.07%	287.38%	294.80%	273.96%

Portfolio turnover rate excluding mortgage dollar rolls[g]	43.98%[f]	84.86%	78.46%	146.15%	95.06%	85.03%
aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

gSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
		2018	2017	2016	2015	2014

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.25	$ 9.77	$ 9.87	$ 9.84	$ 10.16	$ 10.03

Income from investment operations[a]:
Net investment income	0.118	0.183	0.212 [b]	0.189	0.172	0.201
Net realized and unrealized gains (losses)	0.356	(0.457)	(0.109)	0.100	(0.214)	0.232

Total from investment operations	0.474	(0.274)	0.103	0.289	(0.042)	0.433

Less distributions from:
Net investment income and net foreign currency gains	(0.134)	(0.241)	(0.203)	(0.259)	(0.278)	(0.303)

Tax return of capital	—	(0.005)	—	—	—	—

Total distributions	(0.134)	(0.246)	(0.203)	(0.259)	(0.278)	(0.303)

Net asset value, end of period	$ 9.59	$ 9.25	$ 9.77	$ 9.87	$ 9.84	$ 10.16

Total return[c]	5.16%	(2.84)%	0.98%	3.13%	(0.43)%	4.42%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.29%	1.31%	1.31%	1.30%	1.31%	1.33%

Expenses net of waiver and payments by affiliates[e]	1.26%	1.28%	1.27%	1.25%	1.27%	1.28%

Net investment income	2.82%	2.51%	2.18%	1.92%	1.68%	2.06%

Supplemental data

Net assets, end of period (000’s)	$234,718	$243,068	$354,269	$449,274	$444,253	$432,767

Portfolio turnover rate	86.97%[f]	151.77%	101.07%	287.38%	294.80%	273.96%

Portfolio turnover rate excluding mortgage dollar rolls[g]	43.98%[f]	84.86%	78.46%	146.15%	95.06%	85.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

gSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.27		$ 9.80	$ 9.90	$ 9.85	$ 10.17	$ 10.04

Income from investment operations[a]:

Net investment income	0.127		0.182	0.228 [b]	0.199	0.198	0.209

Net realized and unrealized gains (losses)	0.365		(0.453)	(0.115)	0.117	(0.229)	0.238

Total from investment operations	0.492		(0.271)	0.113	0.316	(0.031)	0.447

Less distributions from:

Net investment income and net foreign currency gains	(0.142)		(0.253)	(0.213)	(0.266)	(0.289)	(0.317)

Tax return of capital	—		(0.006)	—	—	—	—

Total distributions	(0.142)		(0.259)	(0.213)	(0.266)	(0.289)	(0.317)

Net asset value, end of period	$ 9.62		$ 9.27	$ 9.80	$ 9.90	$ 9.85	$ 10.17

Total return[c]	5.23%		(2.70)%	1.19%	3.31%	(0.32)%	4.56%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.14%		1.16%	1.16%	1.15%	1.16%	1.18%

Expenses net of waiver and payments by affiliates[e]	1.11%		1.13%	1.12%	1.10%	1.12%	1.13%

Net investment income	2.97%		2.66%	2.33%	2.07%	1.83%	2.21%

Supplemental data

Net assets, end of period (000’s)	$23,025		$23,620	$36,337	$58,715	$70,506	$59,307

Portfolio turnover rate	86.97%	[f]	151.77%	101.07%	287.38%	294.80%	273.96%

Portfolio turnover rate excluding mortgage dollar rolls[g]	43.98%	[f]	84.86%	78.46%	146.15%	95.06%	85.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

gSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.38		$ 9.90	$ 9.98	$ 9.91	$ 10.20	$ 10.07

Income from investment operations[a]:

Net investment income	0.170		0.308	0.296 [b]	0.195	0.255 [b]	0.317[b]

Net realized and unrealized gains (losses)	0.352		(0.512)	(0.117)	0.173	(0.209)	0.191

Total from investment operations	0.522		(0.204)	0.179	0.368	0.046	0.508

Less distributions from:

Net investment income and net foreign currency gains.	(0.172)		(0.309)	(0.259)	(0.298)	(0.336)	(0.378)

Tax return of capital	—		(0.007)	—	—	—	—

Total distributions	(0.172)		(0.316)	(0.259)	(0.298)	(0.336)	(0.378)

Net asset value, end of period	$ 9.73		$ 9.38	$ 9.90	$ 9.98	$ 9.91	$ 10.20

Total return[c]	5.61%		(2.10)%	1.75%	3.94%	0.44%	5.18%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.53%		0.54%	0.50%	0.51%	0.50%	0.50%

Expenses net of waiver and payments by affiliates[e]	0.49%		0.49%	0.48%	0.46%	0.46%	0.48%

Net investment income	3.59%		3.30%	2.97%	2.71%	2.49%	2.86%

Supplemental data

Net assets, end of period (000’s)	$443,895		$430,637	$398,732	$93,892	$68,848	$26,123

Portfolio turnover rate	86.97%	[f]	151.77%	101.07%	287.38%	294.80%	273.96%

Portfolio turnover rate excluding mortgage dollar rolls[g]	43.98%	[f]	84.86%	78.46%	146.15%	95.06%	85.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

gSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
		2018	2017	2016	2015	2014

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.37	$ 9.89	$ 9.98	$ 9.91	$ 10.20	$ 10.07

Income from investment operations[a]:

Net investment income	0.151	0.291	0.275 [b]	0.218	0.127	0.288

Net realized and unrealized gains (losses)	0.365	(0.507)	(0.116)	0.142	(0.092)	0.206

Total from investment operations	0.516	(0.216)	0.159	0.360	0.035	0.494

Less distributions from:

Net investment income and net foreign currency gains	(0.166)	(0.297)	(0.249)	(0.290)	(0.325)	(0.364)

Tax return of capital	—	(0.007)	—	—	—	—

Total distributions	(0.166)	(0.304)	(0.249)	(0.290)	(0.325)	(0.364)

Net asset value, end of period	$ 9.72	$ 9.37	$ 9.89	$ 9.98	$ 9.91	$ 10.20

Total return[c]	5.55%	(2.22)%	1.65%	3.75%	0.33%	5.03%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.64%	0.66%	0.66%	0.65%	0.66%	0.68%

Expenses net of waiver and payments by affiliates[e]	0.61%	0.63%	0.62%	0.60%	0.62%	0.63%

Net investment income	3.47%	3.16%	2.83%	2.57%	2.33%	2.71%

Supplemental data

Net assets, end of period (000’s)	$790,864	$620,803	$595,239	$740,046	$526,749	$1,281,151

Portfolio turnover rate	86.97%[f]	151.77%	101.07%	287.38%	294.80%	273.96%

Portfolio turnover rate excluding mortgage dollar rolls[g]	43.98%[f]	84.86%	78.46%	146.15%	95.06%	85.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

gSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

Consolidated Statement of Investments, April 30, 2019 (unaudited)

Franklin Total Return Fund

		Country	Shares/ Warrants		Value
	Common Stocks and Other Equity Interests 0.0%†
	Commercial & Professional Services 0.0%†
[a]	Remington Outdoor Co. Inc.	United States	52,019		$114,442

	Consumer Services 0.0%†
[a,b,c]	Turtle Bay Resort	United States	1,550,567		34,113

	Energy 0.0%†

[a]	Halcon Resources Corp.	United States	229,059		297,777
[a]	Halcon Resources Corp., wts., 9/09/20	United States	20,425		159
[a]	Riviera Resources Inc.	United States	13,179		197,685
[a]	Roan Resources Inc.	United States	13,179		74,725

					570,346

	Materials 0.0%†

[a,c,d]	Appvion Operations Inc.	United States	13,033		181,552
[a]	Verso Corp., A	United States	6,954		155,213
[a]	Verso Corp., wts., 7/25/23	United States	732		3,184

					339,949

	Retailing 0.0%†

[a,c,d]	K2016470219 South Africa Ltd., A	South Africa	28,762,824		20,124
[a,c,d]	K2016470219 South Africa Ltd., B	South Africa	2,862,311		2,003

					22,127

	Total Common Stocks and Other Equity Interests (Cost $7,371,662)				1,080,977

	Management Investment Companies 5.7%
	Diversified Financials 5.7%

[e]	Franklin Flexible Alpha Bond Fund, Class R6	United States	10,172,940		98,880,977
[e]	Franklin Liberty Investment Grade Corporate ETF	United States	4,555,000		110,322,100
[e]	Franklin Liberty Senior Loan ETF	United States	914,900		23,007,631
[e]	Franklin Middle Tier Floating Rate Fund	United States	1,889,310		16,795,967

	Total Management Investment Companies (Cost $251,170,525)				249,006,675

	Preferred Stocks (Cost $2,325,000) 0.1%
	Diversified Financials 0.1%

[f]	Citigroup Capital XIII, 8.297%, pfd., 10/30/40	United States	93,000		2,517,510

			Principal
			Amount*

	Corporate Bonds 22.0%

	Automobiles & Components 0.1%

	Aptiv Corp., senior bond, 4.15%, 3/15/24	United States	5,100,000		5,267,389

	Banks 3.2%

[g]	Akbank T.A.S., senior note, 144A, 5.125%, 3/31/25	Turkey	3,700,000		3,200,852
[h]	Banca Monte dei Paschi di Siena SpA, secured note, Reg S, 2.125%, 11/26/63	Italy	20,000,000	EUR	22,889,297
	Bank of America Corp.,
	senior bond, 3.875%, 8/01/25	United States	6,000,000		6,211,783
	senior note, 3.50%, 4/19/26	United States	20,400,000		20,604,292

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Banks (continued)

	Barclays PLC,
	senior note, 4.61% to 2/14/22, FRN thereafter, 2/15/23	United Kingdom	7,200,000		$7,381,152
	sub. note, 4.375%, 9/11/24	United Kingdom	500,000		504,670
	HSBC Holdings PLC,
	senior note, 3.60%, 5/25/23	United Kingdom	10,900,000		11,129,935
	senior note, 4.30%, 3/08/26	United Kingdom	1,600,000		1,668,352
	Industrial & Commercial Bank of China Ltd., senior note, 2.957%, 11/08/22	China	11,300,000		11,218,527
g	Intesa Sanpaolo SpA, senior note, 144A, 6.50%, 2/24/21	Italy	1,000,000		1,047,950
	JPMorgan Chase & Co., senior bond, 3.30%, 4/01/26	United States	6,100,000		6,104,595
	PHH Corp., senior note, 7.375%, 9/01/19	United States	5,400,000		5,416,875
	Royal Bank of Canada, secured note, 2.10%, 10/14/21	Canada	11,500,000		11,427,745
	SVB Financial Group, senior note, 3.50%, 1/29/25	United States	6,000,000		5,971,565
h	Turkiye Vakiflar Bankasi TAO, secured note, Reg S, 2.375%, 11/04/22	Turkey	3,100,000	EUR	3,375,838
	Wells Fargo & Co., sub. bond, 4.65%, 11/04/44	United States	10,000,000		10,389,742
g	Westpac Banking Corp., senior secured note, 144A, 2.25%, 11/09/21	Australia	10,800,000		10,743,300

					139,286,470

	Capital Goods 0.8%

g	Amcor Finance USA Inc., senior note, 144A, 3.625%, 4/28/26	Australia	11,800,000		11,678,885
g	Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	6,100,000		5,886,500
	CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	3,400,000		3,455,080
	CNH Industrial NV, senior bond, 3.85%, 11/15/27	United Kingdom	4,600,000		4,413,102
	Lockheed Martin Corp., senior bond, 4.70%, 5/15/46	United States	3,700,000		4,162,828
i	Onsite Rental Group Operations Pty. Ltd., secured note, PIK, 6.10%, 10/26/23	Australia	183,113		141,912
g	Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	4,100,000		4,028,250

					33,766,557

	Commercial & Professional Services 0.1%

g	West Corp., senior note, 144A, 8.50%, 10/15/25	United States	5,000,000		4,431,250

	Consumer Services 0.3%

g	Ascend Learning LLC, senior note, 144A, 6.875%, 8/01/25	United States	5,000,000		5,087,500
g	Stars Group Holdings BV/Stars Group U.S. Co-Borrower LLC, senior note, 144A, 7.00%, 7/15/26	Canada	4,000,000		4,205,000
g	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.25%, 5/15/27	United States	5,100,000		4,991,625

					14,284,125

	Diversified Financials 2.2%

g	Bayer US Finance LLC, senior note, 144A, 3.00%, 10/08/21	Germany	3,600,000		3,579,798
	Capital One Bank USA NA, sub. bond, 3.375%, 2/15/23	United States	6,000,000		5,998,610
	Capital One Financial Corp., senior note, 3.20%, 2/05/25	United States	9,700,000		9,601,976
g	FirstCash Inc., senior note, 144A, 5.375%, 6/01/24	United States	4,000,000		4,110,000
	GE Capital International Funding Co., senior bond, 3.373%, 11/15/25	United States	17,000,000		16,730,747
	The Goldman Sachs Group Inc.,
	senior note, 3.75%, 5/22/25	United States	7,700,000		7,815,070
	senior note, 3.75%, 2/25/26	United States	21,300,000		21,478,474
	Morgan Stanley, senior note, 3.875%, 1/27/26	United States	20,500,000		21,021,519

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)

	Diversified Financials (continued)
	Navient Corp., senior bond, 8.00%, 3/25/20	United States	5,000,000	$5,193,750

				95,529,944

	Energy 1.8%

	BP Capital Markets PLC, senior note, 3.535%, 11/04/24	United Kingdom	6,200,000	6,368,640
g	California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	4,000,000	3,075,000
	Cheniere Corpus Christi Holdings LLC, senior secured note, first lien, 5.875%, 3/31/25	United States	1,600,000	1,728,000
	Cheniere Energy Partners LP, senior secured note, first lien, 5.25%, 10/01/25	United States	4,000,000	4,095,000
	Enable Midstream Partners LP,
	senior bond, 5.00%, 5/15/44	United States	1,200,000	1,088,917
	senior note, 3.90%, 5/15/24	United States	3,600,000	3,587,454
	Energy Transfer Operating LP, senior bond, 5.15%, 2/01/43	United States	6,000,000	5,835,630
	Ensco Rowan PLC, senior bond, 5.75%, 10/01/44	United States	3,700,000	2,451,250
	Exxon Mobil Corp., senior note, 3.176%, 3/15/24	United States	6,200,000	6,353,793
[g,j]	Gaz Capital SA, (OJSC Gazprom), loan participation, senior note, 144A, 3.85%, 2/06/20	Russia	10,000,000	10,073,150
g	Harvest Operations Corp., senior note, 144A, 4.20%, 6/01/23	South Korea	3,800,000	3,962,707
	MPLX LP, senior bond, 4.00%, 2/15/25	United States	4,600,000	4,689,549
	Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	3,000,000	2,864,100
	Sabine Pass Liquefaction LLC, senior secured bond, first lien, 5.00%, 3/15/27	United States	3,700,000	3,937,028
	Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	3,000,000	416,250
	Shell International Finance BV, senior note, 3.40%, 8/12/23	Netherlands	3,000,000	3,083,820
	Sunoco Logistics Partners Operations LP, senior note, 4.25%, 4/01/24	United States	6,100,000	6,312,175
	Weatherford International Ltd.,
	senior note, 7.75%, 6/15/21	United States	1,600,000	1,416,000
	senior note, 8.25%, 6/15/23	United States	2,000,000	1,390,000
g	Woodside Finance Ltd., senior note, 144A, 3.70%, 9/15/26	Australia	4,000,000	3,938,478

				76,666,941

	Food & Staples Retailing 0.5%

g	Aramark Services Inc., senior bond, 144A, 5.00%, 2/01/28	United States	5,000,000	5,101,500
	The Kroger Co., senior note, 4.00%, 2/01/24	United States	15,400,000	15,894,701

				20,996,201

	Food, Beverage & Tobacco 0.6%

	Bunge Ltd. Finance Corp., senior note, 3.25%, 8/15/26	United States	12,000,000	11,083,188
	Kraft Heinz Foods Co., senior bond, 3.00%, 6/01/26	United States	5,100,000	4,814,638
	Reynolds American Inc., senior bond, 5.70%, 8/15/35	United Kingdom	9,300,000	9,829,896

				25,727,722

	Health Care Equipment & Services 0.6%

g	Avantor Inc., senior secured note, first lien, 144A, 6.00%, 10/01/24	United States	4,400,000	4,602,125
g	Centene Corp., senior note, 144A, 5.375%, 6/01/26	United States	4,700,000	4,917,375
	CHS/Community Health Systems Inc., senior secured note, first lien, 6.25%, 3/31/23	United States	4,000,000	3,910,000
g	Cigna Corp., senior secured note, 144A, 4.125%, 11/15/25	United States	5,900,000	6,103,887
	CVS Health Corp., senior bond, 4.30%, 3/25/28	United States	1,800,000	1,814,823
	Edwards Lifesciences Corp., senior note, 4.30%, 6/15/28	United States	1,700,000	1,774,259

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Health Care Equipment & Services (continued)

[g]	MEDNAX Inc., senior note, 144A, 6.25%, 1/15/27	United States	2,200,000		$2,249,500

					25,371,969

	Insurance 1.1%

	Aflac Inc., senior note, 0.932%, 1/25/27	United States	1,400,000,000	JPY	12,793,706
[g]	Liberty Mutual Group Inc., senior bond, 144A, 4.569%, 2/01/29	United States	12,000,000		12,609,422
[g]	Teachers Insurance & Annuity Assn. of America, sub. bond, 144A, 4.90%, 9/15/44	United States	20,400,000		23,004,867

					48,407,995

	Materials 1.4%

	ArcelorMittal, senior note, 5.50%, 3/01/21	France	1,300,000		1,359,417
[g]	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A, 6.00%, 2/15/25	Luxembourg	4,000,000		4,050,000
[g]	BWAY Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	4,000,000		3,910,000
[g]	Cemex SAB de CV, senior secured bond, first lien, 144A, 5.70%, 1/11/25	Mexico	4,000,000		4,118,420
	The Chemours Co., senior note, 5.375%, 5/15/27	United States	5,000,000		5,012,500
[g]	First Quantum Minerals Ltd., senior note, 144A, 7.25%, 4/01/23	Zambia	4,100,000		4,064,125
[g]	FMG Resources (August 2006) Pty. Ltd.,
	senior note, 144A, 5.125%, 3/15/23	Australia	900,000		922,500
	senior note, 144A, 5.125%, 5/15/24	Australia	1,900,000		1,933,820
	Freeport-McMoRan Inc., senior bond, 3.875%, 3/15/23	United States	4,900,000		4,863,250
[g]	Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	4,700,000		4,904,142
[g]	New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	1,800,000		1,449,000
[g]	Northwest Acquisitions ULC/Dominion Finco Inc., secured note, second lien, 144A, 7.125%, 11/01/22	Canada	1,300,000		1,095,250
[g]	OI European Group BV, senior note, 144A, 4.00%, 3/15/23	United States	4,500,000		4,455,000
[g]	Plastipak Holdings Inc., senior note, 144A, 6.25%, 10/15/25	United States	2,300,000		2,162,000
	Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	5,600,000		5,824,498
[g]	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds
	Group Issuer Luxembourg SA,
	senior note, 144A, 7.00%, 7/15/24	United States	2,800,000		2,899,750
	senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	1,600,000		1,625,216
[g]	SunCoke Energy Partners LP/SunCoke Energy Partners Finance
	Corp., senior note, 144A, 7.50%, 6/15/25	United States	4,500,000		4,556,250

					59,205,138

	Media & Entertainment 0.7%

[g]	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 144A, 5.375%, 5/01/25	United States	3,200,000		3,320,000
	senior bond, 144A, 5.00%, 2/01/28	United States	1,500,000		1,501,875
	Comcast Corp., senior bond, 3.15%, 2/15/28	United States	8,100,000		7,959,452
[g]	CSC Holdings LLC,
	senior bond, 144A, 5.375%, 2/01/28	United States	3,000,000		3,056,250
	senior secured note, first lien, 144A, 5.50%, 5/15/26	United States	2,000,000		2,058,750
[g]	Tencent Holdings Ltd., senior note, 144A, 3.595%, 1/19/28	China	13,200,000		12,998,370

					30,894,697

	Pharmaceuticals, Biotechnology & Life Sciences 1.1%

[g]	Bausch Health Cos. Inc., senior bond, 144A, 6.125%, 4/15/25	United States	4,800,000		4,872,000
[g]	Bayer U.S. Finance II LLC, senior bond, 144A, 4.375%, 12/15/28	Germany	3,900,000		3,917,566
	Biogen Inc., senior bond, 5.20%, 9/15/45	United States	18,200,000		19,430,515

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

			Principal
		Country	Amount*	Value
	Corporate Bonds (continued)
	Pharmaceuticals, Biotechnology & Life Sciences (continued)
	PerkinElmer Inc., senior note, 5.00%, 11/15/21	United States	13,200,000	$13,732,052
[g]	SABIC Capital II BV, senior note, 144A, 4.50%, 10/10/28	Saudi Arabia	4,200,000	4,441,983

				46,394,116

	Real Estate 0.8%
	American Tower Corp.,
	senior bond, 3.50%, 1/31/23	United States	6,200,000	6,299,556
	senior bond, 4.40%, 2/15/26	United States	9,400,000	9,861,062
	senior bond, 3.375%, 10/15/26	United States	6,500,000	6,404,465
	National Retail Properties Inc., senior bond, 4.30%, 10/15/28	United States	9,700,000	10,140,947

				32,706,030

	Retailing 0.9%
	Alibaba Group Holding Ltd., senior bond, 4.50%, 11/28/34	China	10,000,000	10,474,300
	Dollar Tree Inc., senior note, 4.00%, 5/15/25	United States	13,100,000	13,378,257
[c,d],i	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	2,245,945	2,780
[c,d],[i]	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	481,443	17,776
[g]	Party City Holdings Inc., senior note, 144A, 6.625%, 8/01/26	United States	4,100,000	4,074,457
[g]	PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	13,600,000	12,104,000

				40,051,570

	Semiconductors & Semiconductor Equipment 0.6%
	Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	22,000,000	22,106,680
[g]	Qorvo Inc., senior note, 144A, 5.50%, 7/15/26	United States	4,000,000	4,180,000

				26,286,680

	Software & Services 0.2%
	Fiserv Inc., senior bond, 3.85%, 6/01/25	United States	9,300,000	9,584,342

	Technology Hardware & Equipment 0.7%
	Juniper Networks Inc.,
	senior bond, 4.50%, 3/15/24	United States	4,500,000	4,705,533
	senior bond, 4.35%, 6/15/25	United States	9,300,000	9,659,038
[g]	Sanmina Corp., senior note, first lien, 144A, 4.375%, 6/01/19	United States	11,100,000	11,120,868
[g]	Tempo Acquisition LLC/Tempo Acquisition Finance Corp., senior note, 144A, 6.75%, 6/01/25	United States	4,000,000	4,105,000

				29,590,439

	Telecommunication Services 0.5%
	Telefonica Emisiones SA,
	senior note, 4.57%, 4/27/23	Spain	3,000,000	3,176,550
	senior note, 4.103%, 3/08/27	Spain	7,600,000	7,785,212
	Verizon Communications Inc., senior bond, 4.812%, 3/15/39	United States	11,065,000	12,048,440

				23,010,202

	Transportation 0.5%
	Burlington Northern and Santa Fe 99-2 Trust, secured bond, 7.57%, 1/02/21	United States	15,268	15,835
[g]	DAE Funding LLC, senior note, 144A, 5.00%, 8/01/24	United Arab Emirates	4,900,000	5,083,750
[g]	DP World PLC, senior bond, 144A, 6.85%, 7/02/37	United Arab Emirates	3,700,000	4,515,832
[g]	Kazakhstan Temir Zholy Finance BV, senior bond, 144A, 6.95%, 7/10/42	Kazakhstan	2,300,000	2,727,317

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Transportation (continued)
[h,j]	RZD Capital PLC, (Russian Railways), loan participation, senior bond, Reg S, 5.70%, 4/05/22	Russia	3,000,000	$3,137,505
[g]	Transurban Finance Co. Pty. Ltd., senior secured bond, 144A, 4.125%, 2/02/26	Australia	8,200,000	8,329,273
	Union Pacific Railroad Co. 2005 Pass Through Trust, 2005-1, 5.082%, 1/02/29	United States	115,903	123,333

				23,932,845

	Utilities 3.3%
	Commonwealth Edison Co., secured bond, 6.45%, 1/15/38	United States	700,000	928,117
	Dominion Energy Inc., senior bond, 3.90%, 10/01/25	United States	12,200,000	12,698,172
	Duke Energy Corp., senior bond, 3.15%, 8/15/27	United States	18,400,000	18,092,037
[g,k]	EDF SA, junior sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	24,000,000	24,471,120
[g]	EDP Finance BV, senior note, 144A, 3.625%, 7/15/24	Portugal	6,600,000	6,617,589
[g]	Enogex LLC, senior bond, 144A, 6.25%, 3/15/20	United States	5,000,000	5,131,834
	Georgia Power Co., senior bond, 4.30%, 3/15/42	United States	9,000,000	9,079,051
[g]	Israel Electric Corp. Ltd., secured bond, 144A, 4.25%, 8/14/28	Israel	6,700,000	6,789,747
	PacifiCorp., secured bond, 6.10%, 8/01/36	United States	10,200,000	12,886,335
	The Southern Co., senior bond, 3.25%, 7/01/26	United States	7,950,000	7,853,311
[g]	State Grid Overseas Investment 2016 Ltd.,
	senior note, 144A, 3.50%, 5/04/27	China	10,700,000	10,677,156
	senior note, 144A, 4.25%, 5/02/28	China	6,700,000	7,063,676
[g]	Talen Energy Supply LLC, senior note, 144A, 9.50%, 7/15/22	United States	5,100,000	5,584,500
[g]	Three Gorges Finance I Cayman Islands Ltd., senior note, 144A, 3.70%, 6/10/25	China	12,800,000	13,047,360
	Virginia Electric & Power Co., senior bond, 6.35%, 11/30/37	United States	520,000	670,815

				141,590,820

	Total Corporate Bonds (Cost $945,858,237)			952,983,442

[l,m]	Senior Floating Rate Interests 4.3%
	Automobiles & Components 0.2%
	Allison Transmission Inc., Initial Term Loans, 4.479%, (1-month USD LIBOR + 2.00%), 3/29/26	United States	3,796,179	3,832,106
	Thor Industries Inc., Initial USD Term Loans, 6.313%, (1-month USD LIBOR + 3.75%), 2/01/26	United States	3,405,441	3,352,231
	TI Group Automotive Systems LLC, Initial US Term Loan, 4.983%, (1-month USD LIBOR + 2.50%), 6/30/22	United States	1,123,107	1,116,078

				8,300,415

	Capital Goods 0.1%
	Altra Industrial Motion Corp., Term Loan, 4.483%, (1-month USD LIBOR + 2.00%), 10/01/25	United States	610,985	610,980
	Doncasters U.S. Finance LLC, Second Lien Term Loan, 10.851%, (3-month USD LIBOR + 8.25%), 10/09/20	United States	464,417	143,194
	Harsco Corp., Term Loan B-2, 4.75%, (1-month USD LIBOR + 2.25%), 12/10/24	United States	269,822	271,003
	Onsite Rental Group Operations Pty. Ltd., Term Loan, 6.983%, (1-month USD LIBOR + 4.50%), 10/25/22	Australia	133,931	131,922
[n]	RBS Global Inc. (Rexnord), Term B Loan, 4.483%, (1-month USD LIBOR + 2.00%), 8/21/24	United States	3,000,000	3,007,266

				4,164,365

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value

[l,m]	Senior Floating Rate Interests (continued)
	Commercial & Professional Services 0.3%
	Prime Security Services Borrower LLC, Term B-1 Loans, 5.233%, (1-month USD LIBOR + 2.75%), 5/02/22	United States	5,612,597	$5,628,363
	United Rentals North America Inc., Initial Term Loans, 4.233%, (1-month USD LIBOR + 1.75%), 10/30/25	United States	6,590,062	6,609,008

				12,237,371

	Consumer Services 0.3%
	Aristocrat Technologies Inc., Term B-3 Loans, 4.342%, (3-month USD LIBOR + 1.75%), 10/19/24	United States	730,341	730,015
	Avis Budget Car Rental LLC, Tranche B Term Loans, 4.49%, (1-month USD LIBOR + 2.00%), 2/13/25	United States	5,000,643	4,956,912
	Eldorado Resorts Inc., Initial Term Loan, 4.75%, (1-month USD LIBOR + 2.25%), 4/17/24	United States	3,318,231	3,321,689
	Greektown Holdings LLC, Initial Term Loan, 5.233%, (1-month USD LIBOR + 2.75%), 4/25/24	United States	342,167	342,275
[n]	Hilton Worldwide Finance LLC, Series B-2 Term Loans, 4.227%, (1-month USD LIBOR + 1.75%), 10/25/23	United States	3,000,000	3,012,975
	Las Vegas Sands LLC, Term B Loans, 4.233%, (1-month USD LIBOR + 1.75%), 3/27/25	United States	1,386,000	1,386,216

				13,750,082

	Diversified Financials 0.2%
	Asurion LLC, Second Lien Replacement B-2 Term Loans, 8.983%, (1-month USD LIBOR + 6.50%), 8/04/25	United States	25,054	25,615
	FinCo I LLC (Fortress Investment Group), 2018 Replacement Term Loan, 4.483%, (1-month USD LIBOR + 2.00%), 12/27/22	United States	4,597,784	4,625,564
	Trans Union LLC, 2017 Replacement Term A-2 Loans, 4.233%, (1-month USD LIBOR + 1.75%), 8/09/22	United States	2,606,423	2,606,423

				7,257,602

	Energy 0.3%
	Fieldwood Energy LLC, Closing Date Loans, 7.749%, (1-month USD LIBOR + 5.25%), 4/11/22	United States	7,406,688	7,181,399
	Foresight Energy LLC, Term Loans, 8.379%, (3-month USD LIBOR + 5.75%), 3/28/22	United States	1,723,878	1,629,065
	Utex Industries Inc.,
	First Lien Initial Term Loan, 6.483%, (1-month USD LIBOR + 4.00%), 5/21/21	United States	362,547	352,577
	Second Lien Initial Term Loan, 9.733%, (1-month USD LIBOR + 7.25%), 5/20/22	United States	37,582	35,702
	Wolverine Fuels Holding LLC,
	First Lien Initial Term Loan, 8.379%, (3-month USD LIBOR + 5.75%), 8/14/20	United States	2,231,070	2,193,421
	Second Lien Initial Term Loan, 13.379%, (3-month USD LIBOR + 10.75%), 2/16/21	United States	817,655	774,728

				12,166,892

	Food & Staples Retailing 0.2%
	Aramark Corp.,
	U.S. Term B-2 Loan, 4.233%, (1-month USD LIBOR + 1.75%), 3/28/24	United States	3,614,485	3,618,551
	U.S. Term B-3 Loan, 4.233%, (1-month USD LIBOR + 1.75%), 3/11/25	United States	1,834,185	1,834,950

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value
l,m	Senior Floating Rate Interests (continued)
	Food & Staples Retailing (continued)

	Smart & Final Stores LLC, First Lien Term Loan, 6.129%, (3-month USD LIBOR + 3.50%), 11/15/22	United States	1,806,667	$1,810,620

				7,264,121

	Food, Beverage & Tobacco 0.3%

	CSM Bakery Supplies LLC, Second Lien Term Loan, 10.34%, (3-month USD LIBOR + 7.75%), 7/03/21	United States	412,156	370,425
	JBS USA Lux SA,

	New Initial Term Loans, 4.98%, (1-month USD LIBOR + 2.50%), 10/30/22	United States	6,528,862	6,539,935

	[n,o] Term Loan, TBD, 5/01/26	United States	4,309,923	4,324,546
	Post Holdings Inc., Series A Incremental Term Loans, 4.49%, (1-month USD LIBOR + 2.00%), 5/24/24	United States	1,771,793	1,773,147

				13,008,053

	Health Care Equipment & Services 0.2%

	DaVita Healthcare Partners Inc., Tranche B Term Loan, 5.233%, (1-month USD LIBOR + 2.75%), 6/24/21	United States	2,053,057	2,060,756
	HCA Inc., Term Loan B11, 4.233%, (1-month USD LIBOR + 1.75%), 3/18/23	United States	1,807,119	1,812,343
	IQVIA Inc.,

	Term B-2 Dollar Loans, 4.601%, (3-month USD LIBOR + 2.00%), 1/20/25	United States	1,013,523	1,015,213

	Term B-3 Dollar Loans, 4.233%, (1-month USD LIBOR + 1.75%), 6/11/25	United States	2,903,372	2,896,891
	U.S. Renal Care Inc., Initial Term Loan, 6.851%, (3-month USD LIBOR + 4.25%), 12/31/22	United States	2,143,559	2,148,114

				9,933,317

	Household & Personal Products 0.0%†
c	FGI Operating Co. LLC (Freedom Group),

	DDTL FILO, 10.129%, (3-month USD LIBOR + 7.50%), 5/15/21	United States	102,495	102,210

	[i] Term Loan, PIK, 12.684%, (3-month USD LIBOR + 10.00%), 5/15/22	United States	548,780	532,064

	Term Loan FILO, 10.184%, (3-month USD LIBOR + 7.50%), 5/15/21	United States	1,024,948	1,022,098

				1,656,372

	Materials 0.4%
	Appvion Operations Inc., Term Loan, 8.60%, (3-month USD LIBOR + 6.00%), 6/15/26	United States	296,331	297,442
	Ashland LLC, Term B Loan, 4.227% - 4.233%, (1-month USD LIBOR + 1.75%), 5/17/24	United States	6,082,613	6,086,415
	Axalta Coating Systems U.S. Holdings Inc., Term B-3 Dollar Loan, 4.351%, (3-month USD LIBOR + 1.75%), 6/01/24	United States	949,052	945,270
	Chemours Co., Tranche B-2 US$ Term Loan, 4.24%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	1,533,406	1,529,373
	Crown Americas LLC, Dollar Term B Loan, 4.482%, (1-month USD LIBOR + 2.00%), 4/03/25	United States	1,068,269	1,077,199

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value
l,m	Senior Floating Rate Interests (continued)
	Materials (continued)

	Oxbow Carbon LLC,

	Second Lien Term Loan, 9.983%, (1-month USD LIBOR + 7.50%), 1/04/24	United States	212,804	$214,400
	Tranche A Term Loan, 4.733%, (1-month USD LIBOR + 2.25%), 1/04/22	United States	1,925,000	1,915,375
	Tranche B Term Loan, 5.983%, (1-month USD LIBOR + 3.50%), 1/04/23	United States	3,365,625	3,390,867

				15,456,341

	Media & Entertainment 0.6%

[n]	Charter Communications Operating LLC, Term B Loan, 4.49%, (1-month USD LIBOR + 2.00%), 4/30/25	United States	3,000,000	3,010,785
	CSC Holdings LLC, March 2017 Incremental Term Loans, 4.723%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	1,077,330	1,075,983
	Go Daddy Operating Co. LLC, Tranche B-1 Term Loans, 4.483%, (1-month USD LIBOR + 2.00%), 2/15/24	United States	6,434,438	6,454,031
	Gray Television Inc., Term C Loan, 4.977%, (1-month USD LIBOR + 2.50%), 1/02/26	United States	545,732	547,505
	Lions Gate Capital Holdings LLC, Term A Loan, 4.483%, (1-month USD LIBOR + 2.00%), 3/22/23	Canada	1,669,963	1,647,001
	Live Nation Entertainment Inc., Term B-3 Loans, 4.25%, (1-month USD LIBOR + 1.75%), 10/31/23	United States	6,432,722	6,440,764
	Mediacom Illinois LLC, Tranche N Term Loan, 4.18%, (1-week USD LIBOR + 1.75%), 2/15/24	United States	6,144,204	6,141,593
[n]	Sinclair Television Group Inc., Tranche B Term Loans, 4.74%, (1-month USD LIBOR + 2.25%), 1/03/24	United States	1,000,000	1,001,245

				26,318,907

	Pharmaceuticals, Biotechnology & Life Sciences 0.4%
	Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 6.75%, (1-month USD LIBOR + 4.25%), 4/29/24	United States	2,985,774	2,967,077
	Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 4.674%, (1-week USD LIBOR + 2.25%), 1/31/25	United States	2,397,905	2,404,307
	Horizon Pharma Inc., Fourth Amendment Refinancing Term Loans, 5.50%, (1-month USD LIBOR + 3.00%), 3/29/24	United States	3,939,829	3,966,096
	Syneos Health Inc., Initial Term B Loans, 4.483%, (1-month USD LIBOR + 2.00%), 8/01/24	United States	3,083,262	3,083,047
	Valeant Pharmaceuticals International,

	First Incremental Term Loan, 5.224%, (1-month USD LIBOR + 2.75%), 11/27/25	United States	2,850,000	2,853,206
	Initial Term Loans, 5.474%, (1-month USD LIBOR + 3.00%), 6/02/25	United States	327,144	328,498

				15,602,231

	Retailing 0.2%
i	99 Cents Only Stores,

	First Lien Term Loan, PIK, 9.129%, (3-month USD LIBOR + 6.50%), 1/13/22	United States	111,213	96,060
	First Lien Term Loan, PIK, 9.151%, (6-month USD LIBOR + 6.50%), 1/13/22	United States	135,661	117,177
	First Lien Term Loan, PIK, 11.00%, (Prime + 7.00%), 1/13/22	United States	52	45
	Ascena Retail Group Inc., Tranche B Term Loan, 7.00%, (1-month USD LIBOR + 4.50%), 8/21/22	United States	3,129,095	2,707,794

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value
[l,m]	Senior Floating Rate Interests (continued)
	Retailing (continued)

	General Nutrition Centers Inc.,
	FILO Term Loan (ABL), 9.49%, (1-month USD LIBOR + 7.00%), 12/31/22	United States	106,473	$107,750
	Tranche B-2 Term Loans, 11.24%, (1-month USD LIBOR + 8.75%), 3/04/21	United States	1,646,911	1,571,079
	Harbor Freight Tools USA Inc., Refinancing Loans, 4.983%, (1-month USD LIBOR + 2.50%), 8/19/23	United States	3,963,685	3,945,992
	Jo-Ann Stores Inc., Initial Loans, 7.592%, (3-month USD LIBOR + 5.00%), 10/23/23	United States	1,037,026	1,036,378
	PETCO Animal Supplies Stores Inc., Second Amendment Term Loans, 5.833%, (3-month USD LIBOR + 3.25%), 1/26/23	United States	74,585	60,917
[n]	PetSmart Inc., Amended Loan, 6.73%, (1-month USD LIBOR + 3.00%), 3/11/22	United States	24,796	23,973
	Wand NewCo. 3 Inc., First Lien Term Loan, 5.977%, (1-month USD LIBOR + 3.50%), 2/05/26	United States	320,776	323,382

				9,990,547

	Semiconductors & Semiconductor Equipment 0.0%†

	MKS Instruments Inc.,
	Tranche B-4 Term Loan, 4.483%, (1-month USD LIBOR + 2.00%), 4/29/23	United States	102,440	102,632
	Tranche B-5 Term Loans, 4.733%, (1-month USD LIBOR + 2.25%), 2/01/26	United States	599,952	601,639
	ON Semiconductor Corp., 2018 New Replacement Term B-3 Loans, 4.233%, (1-month USD LIBOR + 1.75%), 3/31/23	United States	1,245,404	1,242,097

				1,946,368

	Software & Services 0.0%†

	LegalZoom.com Inc., 2018 Term Loans, 6.977%, (1-month USD LIBOR + 4.50%), 11/21/24	United States	308,367	310,286

	Technology Hardware & Equipment 0.0%†

	CommScope Inc., Initial Term Loans, 5.733%, (1-month USD LIBOR + 3.25%), 4/04/26	United States	838,028	846,513

	Telecommunication Services 0.1%

	Global Tel*Link Corp.,
	First Lien Term Loan, 6.733%, (1-month USD LIBOR + 4.25%), 11/29/25	United States	257,935	259,225
	Second Lien Term Loan, 10.733%, (1-month USD LIBOR + 8.25%), 11/29/26	United States	127,673	125,625
	Securus Technologies Holdings Inc., Second Lien Initial Loan, 10.733%, (1-month USD LIBOR + 8.25%), 11/01/25	United States	416,510	407,486
[n]	Zayo Group LLC, 2017 Incremental Refinancing B-1 Term Loan, 4.483%, (1-month USD LIBOR + 2.00%), 1/19/21	United States	2,250,998	2,256,274

				3,048,610

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount	*		Value
[l,m]	Senior Floating Rate Interests (continued)
	Transportation 0.4%
	Air Canada, Term Loan, 4.479%, (1-month USD LIBOR + 2.00%), 10/06/23	Canada	41,017			$41,127
	Allegiant Travel Co., Class B Term Loans, 7.233%, (3-month USD LIBOR + 4.50%), 2/05/24	United States	466,583			467,167
	American Airlines Inc.,
	2017 Replacement Term Loans, 4.481%, (1-month USD LIBOR + 2.00%), 10/10/21	United States	1,311,435			1,311,028
	2018 Replacement Term Loans, 4.229%, (1-month USD LIBOR + 1.75%), 6/27/25	United States	6,450,000			6,372,065
	Hertz Corp., Tranche B-1 Term Loan, 5.24%, (1-month USD LIBOR + 2.75%), 6/30/23	United States	3,849,246			3,848,765
	International Seaways Operating Corp., Initial Term Loans, 8.49%, (1-month USD LIBOR + 6.00%), 6/22/22	United States	48,151			48,573
	Navios Maritime Midstream Partners LP, Initial Term Loan, 7.14%, (3-month USD LIBOR + 4.50%), 6/18/20	Marshall Islands	1,674,925			1,622,583
	Navios Maritime Partners LP, Initial Term Loan, 7.60%, (3-month USD LIBOR + 5.00%), 9/14/20	United States	2,379,514			2,372,822

						16,084,130

	Utilities 0.1%
	EFS Cogen Holdings I LLC (Linden), Term B Advance, 5.86%, (3-month USD LIBOR + 3.25%), 6/28/23	United States	4,775,499			4,755,103
	NRG Energy Inc., Term Loan B, 4.233%, (1-month USD LIBOR + 1.75%), 6/30/23	United States	1,021,125			1,022,279

						5,777,382

	Total Senior Floating Rate Interests (Cost $185,612,120)					185,119,905

	Foreign Government and Agency Securities 3.0%
[g]	Angolan Government International Bond, senior note, 144A, 8.25%, 5/09/28	Angola	10,200,000			10,695,771
[h]	Banque Centrale de Tunisie International Bond, senior note, Reg S, 5.625%, 2/17/24	Tunisia	4,000,000		EUR	4,378,637
[g]	Dominican Republic, senior note, 144A, 8.90%, 2/15/23	Dominican Republic	28,700,000		DOP	567,937
[g]	The Export-Import Bank of China, senior note, 144A, 3.625%, 7/31/24	China	11,300,000			11,524,418
[g]	The Export-Import Bank of India, senior note, 144A, 3.875%, 2/01/28	India	11,400,000			11,285,208
	The Export-Import Bank of Korea, senior note, 2.25%, 1/21/20	South Korea	18,800,000			18,746,608
	Government of Colombia, senior bond, 9.85%, 6/28/27	Colombia	27,300,000,000		COP	10,458,687
[g]	Government of Gabon, 144A, 6.375%, 12/12/24	Gabon	6,800,000			6,572,404
[g]	Government of Iraq, 144A, 5.80%, 1/15/28	Iraq	11,000,000			10,714,220
[g]	Government of Kazakhstan, senior bond, 144A, 4.875%, 10/14/44	Kazakhstan	4,900,000			5,275,634
	Government of South Africa, senior bond, 7.00%, 2/28/31	South Africa	160,200,000		ZAR	9,425,309
[g]	Government of Ukraine,
	144A, 7.75%, 9/01/20	Ukraine	292,000			292,555
	144A, 7.75%, 9/01/21	Ukraine	229,000			227,546
	144A, 7.75%, 9/01/22	Ukraine	229,000			225,347
	144A, 7.75%, 9/01/23	Ukraine	229,000			221,609
	144A, 7.75%, 9/01/24	Ukraine	229,000			219,243
	144A, 7.75%, 9/01/25	Ukraine	229,000			216,521
	144A, 7.75%, 9/01/26	Ukraine	229,000			213,869

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount	*		Value

	Foreign Government and Agency Securities (continued)
g	Government of Ukraine, (continued)
	144A, 7.75%, 9/01/27	Ukraine	229,000			$211,630
	[a,p] 144A, VRI, GDP Linked Security, 5/31/40	Ukraine	474,000			303,950
	senior bond, 144A, 7.375%, 9/25/32	Ukraine	11,700,000			10,322,910
q	Government of Uruguay, senior bond, Index Linked, 3.70%, 6/26/37	Uruguay	293,396,366		UYU	8,667,278
	Republic of Colombia, senior bond, 5.00%, 6/15/45	Colombia	8,300,000			8,687,071

	Total Foreign Government and Agency Securities (Cost $130,775,437)					129,454,362

	U.S. Government and Agency Securities 16.5%
	U.S. Treasury Bond,
	3.50%, 2/15/39	United States	5,000,000			5,575,000
	3.125%, 11/15/41	United States	12,000,000			12,534,141
	2.875%, 5/15/43	United States	35,100,000			34,949,865
	3.00%, 11/15/44	United States	13,000,000			13,204,648
	2.875%, 8/15/45	United States	15,000,000			14,879,883
	2.50%, 2/15/46	United States	50,000,000			46,019,531
	2.50%, 5/15/46	United States	60,000,000			55,190,625
	2.25%, 8/15/46	United States	58,500,000			51,006,972
	2.75%, 11/15/47	United States	19,500,000			18,796,934
	3.125%, 5/15/48	United States	6,500,000			6,742,354
	3.00%, 8/15/48	United States	17,000,000			17,210,840
	U.S. Treasury Note,
	2.125%, 6/30/21	United States	47,500,000			47,369,189
	2.00%, 8/31/21	United States	60,000,000			59,658,985
	2.375%, 8/15/24	United States	45,000,000			45,165,235
	2.625%, 12/31/25	United States	97,000,000			98,436,055
	1.50%, 8/15/26	United States	45,000,000			42,264,841
	2.00%, 11/15/26	United States	87,500,000			84,965,576
	[q] Index Linked, 0.125%, 7/15/24	United States	64,396,983			63,749,423

	Total U.S. Government and Agency Securities (Cost $717,516,318)					717,720,097

	Asset-Backed Securities and Commercial Mortgage-Backed Securities 28.9%
	Banks 0.5%
	Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%, 10/15/49	United States	1,781,992			1,726,281
r	Commercial Mortgage Trust,
	2006-GG7, AJ, FRN, 5.855%, 7/10/38	United States	4,809,000			4,379,157
	2006-GG7, AM, FRN, 5.855%, 7/10/38	United States	1,223,110			1,231,592
g,r	CSMC, 2009-15R, 3A1, 144A, FRN, 5.161%, 3/26/36	United States	811,805			818,902
s	CWABS Inc. Asset-Backed Certificates, 2004-1, M1, FRN, 3.227%, (1-month USD LIBOR + 0.75%), 3/25/34	United States	857,528			862,986
g,s	DBCG Mortgage Trust, 2017-BBG, A, 144A, FRN, 3.173%, (1-month USD LIBOR + 0.70%), 6/15/34	United States	9,840,000			9,837,448
s	FNMA, 2005-122, FN, FRN, 2.827%, (1-month USD LIBOR + 0.35%), 1/25/36	United States	380,188			377,877
r	GE Capital Commercial Mortgage Corp. Trust, 2007-C1, AM, FRN, 5.606%, 12/10/49	United States	1,687,435			1,474,615
s	Merrill Lynch Mortgage Investors Trust, 2003-A, 1A, FRN, 3.217%, (1-month USD LIBOR + 0.74%), 3/25/28	United States	722,773			715,577

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount	*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Banks (continued)
[s]	Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN, 3.212%, (1-month USD LIBOR + 0.735%), 1/25/35	United States	327,585		$328,081
[c]	Weyerhaeuser Mortgage Co., 1984-A, 7.43%, 1/01/24	United States	11,064		11,064

					21,763,580

	Diversified Financials 28.4%
[s]	American Home Mortgage Investment Trust, 2004-3, 4A, FRN, 4.185%, (6-month USD LIBOR + 1.50%), 10/25/34	United States	941,197		935,461
[s]	Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, 2004-R4, M1, FRN, 3.302%, (1-month USD LIBOR + 0.825%), 6/25/34	United States	2,456,730		2,476,554
[g,r]	AMMC CLO 15 Ltd.,
	2014-15A, ARR, 144A, FRN, 3.857%, 1/15/32	United States	3,000,000		2,987,790
	2014-15A, BRR, 144A, FRN, 4.397%, 1/15/32	United States	922,984		920,861
[g,s]	AMMC CLO 21 Ltd., 2017-21A, C, 144A, FRN, 4.838%, (3-month USD LIBOR + 2.10%), 11/02/30	United States	1,000,000		974,740
[g,s]	AMMC CLO XI Ltd.,
	2012-11A, BR2, 144A, FRN, 4.183%, (3-month USD LIBOR + 1.60%), 4/30/31	United States	5,050,000		4,980,865
	2012-11A, CR2, 144A, FRN, 4.483%, (3-month USD LIBOR + 1.90%), 4/30/31	United States	3,750,000		3,606,525
	2012-11A, DR2, 144A, FRN, 5.433%, (3-month USD LIBOR + 2.85%), 4/30/31	United States	1,750,000		1,667,907
[g,s]	Antares CLO Ltd., 2018-1A, B, 144A, FRN, 4.242%, (3-month USD LIBOR + 1.65%), 4/20/31	United States	12,900,000		12,589,497
[g,s]	Ares CLO Ltd., 2018-48A, D, 144A, FRN, 5.292%, (3-month USD LIBOR + 2.70%), 7/20/30	United States	2,000,000		1,914,600
[g,r]	ARES LII CLO Ltd.,
	2019-52A, A2, 144A, FRN, 4.259%, 4/22/31	United States	1,382,114		1,377,318
	2019-52A, B, 144A, FRN, 4.459%, 4/22/31	United States	6,000,000		5,977,980
	2019-52A, C, 144A, FRN, 5.289%, 4/22/31	United States	2,500,000		2,495,875
	2019-52A, D, 144A, FRN, 6.559%, 4/22/31	United States	3,194,444		3,182,081
[s]	Argent Securities Inc. Asset-Backed Pass-Through Certificates, 2005-W2, A2C, FRN, 2.837%, (1-month USD LIBOR + 0.36%), 10/25/35	United States	1,974,172		1,981,906
[g,s]	Atrium IX, 9A, AR, 144A, FRN, 3.869%, (3-month USD LIBOR + 1.24%), 5/28/30	United States	4,500,000		4,502,655
[g,r]	Atrium XII, 2012A, CR, 144A, FRN, 3.422%, 4/22/27	United States	11,600,000		11,565,780
[g,s]	Atrium XIII,
	2013A, B, 144A, FRN, 4.092%, (3-month USD LIBOR + 1.50%), 11/21/30	United States	2,700,000		2,661,255
	2013A, C, 144A, FRN, 4.392%, (3-month USD LIBOR + 1.80%), 11/21/30	United States	3,753,500		3,655,083
	2013A, D, 144A, FRN, 5.292%, (3-month USD LIBOR + 2.70%), 11/21/30	United States	5,500,000		5,259,760
[g,r]	Atrium XIV LLC, 14A, A2A, 144A, FRN, 4.051%, 8/23/30	United States	7,400,000		7,289,000
g,r	Atrium XV,
	15A, A1, 144A, FRN, 3.762%, 1/23/31	United States	3,150,000		3,136,045
	15A, D, 144A, FRN, 5.592%, 1/23/31	United States	583,333		570,179

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount	*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
g,s	Bain Capital Credit CLO,
	2018-1A, A1, 144A, FRN, 3.552%, (3-month USD LIBOR + 0.96%), 4/23/31	United States	12,000,000		$11,821,680
	2018-1A, A2, 144A, FRN, 3.742%, (3-month USD LIBOR + 1.15%), 4/23/31	United States	5,100,000		5,053,488
g,r	BBC Middle Market CLO LLC, 2018-1A, A2, 144A, FRN, 4.742%, 10/20/30	United States	5,100,000		4,932,363
s	Bear Stearns ALT-A Trust, 2004-13, A2, FRN, 3.357%, (1-month USD LIBOR + 0.88%), 11/25/34	United States	109,994		109,971
g,s	Bellemeade Re Ltd., 2018-1A, M1B, 144A, FRN, 4.077%, (1-month USD LIBOR + 1.60%), 4/25/28	Bermuda	9,850,000		9,899,592
g	BetonyCLO 2 Ltd.,
	[r] 2018-1A, A1, 144A , FRN, 3.663%, 4/30/31	United States	10,300,000		10,222,750
	[s] 2018-1A, C, 144A, FRN, 5.483%, (3-month USD LIBOR + 2.90%), 4/30/31	United States	5,000,000		4,789,150
g,r	BlueMountain CLO Ltd.,
	2012-2A, AR2, 144A, FRN, 3.694%, 11/20/28	United States	1,291,071		1,286,217
	2014-2A, A2R2, 144A, FRN, 3.992%, 10/20/30	United States	5,775,775		5,609,779
	2014-2A, CR2, 144A, FRN, 4.792%, 10/20/30	United States	3,600,000		3,561,876
	2018-3A, B, 144A, FRN, 4.35%, 10/25/30	United States	2,000,000		1,990,800
	2018-3A, C, 144A, FRN, 4.78%, 10/25/30	United States	1,071,430		1,048,726
g,r	BlueMountain CLO XXII Ltd., 2018-1A, B, 144A, FRN, 4.283%, 7/30/30	United States	272,725		271,773
g,s	BlueMountain Fuji U.S. CLO II Ltd., 2017-2A, B, 144A, FRN, 4.742%, (3-month USD LIBOR + 2.15%), 10/20/30	United States	4,010,000		3,991,795
g,s	BlueMountain Fuji U.S. CLO III Ltd.,
	2017-3A, C, 144A, FRN, 4.297%, (3-month USD LIBOR + 1.70%), 1/15/30	United States	1,500,000		1,447,125
	2017-3A, D, 144A, FRN, 4.997%, (3-month USD LIBOR + 2.40%), 1/15/30	United States	1,600,000		1,501,408
g	BRAVO Residential Funding Trust, 2019-1, A1C, 144A, 3.50%, 3/25/58	United States	10,700,000		10,705,457
g,r	Burnham Park CLO Ltd., 2016-1A, BR, 144A, FRN, 4.092%, 10/20/29	United States	1,488,189		1,468,262
g,r	Buttermilk Park CLO Ltd., 2018-1A, C, 144A, FRN, 4.697%, 10/15/31	United States	1,452,380		1,411,321
g,s	Carlyle Global Market Strategies CLO Ltd.,
	2014-1A, A1R2, 144A, FRN, 3.558%, (3-month USD LIBOR + 0.97%), 4/17/31	United States	725,000		715,155
	2014-1A, A2R2, 144A, FRN, 3.718%, (3-month USD LIBOR + 1.13%), 4/17/31	United States	6,300,000		6,254,451
	2014-4RA, C, 144A, FRN, 5.497%, (3-month USD LIBOR + 2.90%), 7/15/30	United States	2,950,000		2,806,187

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount	*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
g,r	Carlyle GMS Finance MM CLO LLC, 2015-1A, A2R, 144A, FRN, 4.797%, 10/15/31	United States	10,000,000		$9,622,900
g,s	Carlyle U.S. CLO Ltd.,
	2017-1A, A1A, 144A, FRN, 3.892%, (3-month USD LIBOR + 1.30%), 4/20/31	United States	18,160,000		18,170,351
	2017-2A, A1B, 144A, FRN, 3.812%, (3-month USD LIBOR + 1.22%), 7/20/31	United States	10,650,000		10,629,765
	2017-2A, B, 144A, FRN, 4.992%, (3-month USD LIBOR + 2.40%), 7/20/31	United States	8,829,000		8,833,061
	2017-3A, B, 144A, FRN, 4.942%, (3-month USD LIBOR + 2.35%), 7/20/29	United States	1,000,000		1,000,440
	2017-4A, C, 144A, FRN, 5.397%, (3-month USD LIBOR + 2.80%), 1/15/30	United States	545,000		523,200
	2017-5A, A2, 144A, FRN, 3.992%, (3-month USD LIBOR + 1.40%), 1/20/30	United States	2,000,000		1,951,380
	2017-5A, B, 144A, FRN, 4.392%, (3-month USD LIBOR + 1.80%), 1/20/30	United States	7,000,000		6,795,110
g,s	Catamaran CLO Ltd.,
	2014-2A, BR, 144A, FRN, 5.551%, (3-month USD LIBOR + 2.95%), 10/18/26	United States	6,401,000		6,403,112
	2015-1A, C2R, 144A, FRN, 4.542%, (3-month USD LIBOR + 1.95%), 4/22/27	United States	7,600,000		7,510,472
g,r	CIM Trust,
	2018-INV1, A4, 144A, FRN, 4.00%, 8/25/48	United States	12,355,386		12,587,383
	2019-INV1, A1, 144A, FRN, 4.00%, 2/25/49	United States	15,700,544		15,992,888
g,r	Citigroup Mortgage Loan Trust, 2013-A, A, 144A, FRN, 3.00%, 5/25/42	United States	945,141		937,503
g,r	Cole Park CLO Ltd., 2015-1A, BR, 144A, FRN, 4.192%, 10/20/28	United States	2,571,428		2,559,651
g,r	Colombia Cent CLO 27 Ltd., 2018-27A, A2A, 144A, FRN, 4.18%, 10/25/28	United States	769,230		761,845
[g,r]	Consumer Loan Underlying Bond CLUB Certificate Issuer Trust I,
	2018-14, PT, 144A, FRN, 9.61%, 9/16/41	United States	5,877,011		5,885,855
	2018-29, PT, 144A, FRN, 23.67%, 12/15/43	United States	2,403,895		2,019,041
	2019-S2, PT, 144A, FRN, 13.852%, 5/16/44	United States	5,614,875		5,339,628
	2019-S1, PT, 144A, FRN, 17.91%, 4/15/44	United States	7,572,332		7,086,495
g,s	Cook Park CLO Ltd., 2018-1A, A2, 144A, FRN, 3.708%, (3-month USD LIBOR + 1.12%), 4/17/30	United States	6,000,000		5,948,700
	Credit Suisse First Boston Mortgage Securities Corp., 2004-6, 3A1, 5.00%, 9/25/19	United States	123,621		118,250
g,s	Dryden 41 Senior Loan Fund, 2015-41A, AR, 144A, FRN, 3.567%, (3-month USD LIBOR + 0.97%), 4/15/31	United States	18,000,000		17,779,500
g,s	Dryden 42 Senior Loan Fund, 2016-42A, DR, 144A, FRN, 5.527%, (3-month USD LIBOR + 2.93%), 7/15/30	United States	800,000		773,816
g,r	Dryden 45 Senior Loan Fund, 2016-45A, CR, 144A, FRN, 4.797%, 10/15/30	United States	1,250,000		1,243,313
g,s	Dryden 49 Senior Loan Fund,
	2017-49A, A, 144A, FRN, 3.811%, (3-month USD LIBOR + 1.21%), 7/18/30	United States	7,030,000		7,015,940
	2017-49A, C, 144A, FRN, 4.951%, (3-month USD LIBOR + 2.35%), 7/18/30	United States	5,320,000		5,321,170

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
g,s	Dryden 50 Senior Loan Fund,
	2017-50A, A1, 144A, FRN, 3.817%, (3-month USD LIBOR + 1.22%), 7/15/30	United States	5,660,000	$5,655,755
	2017-50A, C, 144A, FRN, 4.847%, (3-month USD LIBOR + 2.25%), 7/15/30	United States	2,600,000	2,595,008
g,s	Dryden 53 CLO Ltd.,
	2017-53A, B, 144A, FRN, 3.997%, (3-month USD LIBOR + 1.40%), 1/15/31	United States	2,200,000	2,153,536
	2017-53A, C, 144A, FRN, 4.297%, (3-month USD LIBOR + 1.70%), 1/15/31	United States	7,200,000	6,935,112
	2017-53A, D, 144A, FRN, 4.997%, (3-month USD LIBOR + 2.40%), 1/15/31	United States	5,400,000	5,041,980
g,s	Dryden 55 CLO Ltd.,
	2018-55A, A1, 144A, FRN, 3.617%, (3-month USD LIBOR + 1.02%), 4/15/31	United States	17,000,000	16,815,380
	2018-55A, D, 144A, FRN, 5.447%, (3-month USD LIBOR + 2.85%), 4/15/31	United States	2,000,000	1,920,180
g,s	Dryden 64 CLO Ltd.,
	2018-64A, A, 144A, FRN, 3.571%, (3-month USD LIBOR + 0.97%), 4/18/31	United States	1,200,000	1,182,888
	2018-64A, D, 144A, FRN, 5.251%, (3-month USD LIBOR + 2.65%), 4/18/31	United States	4,000,000	3,870,000
g,r	Dryden 70 CLO Ltd., 2018-70A, B, 144A, FRN, 4.54%, 1/16/32	United States	1,121,158	1,115,978
g,r	Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.673%, 9/10/35	United States	3,255,000	3,355,310
g,s	Ellington CLO III Ltd., 2018-3A, A1, 144A, FRN, 4.242%, (3-month USD LIBOR + 1.65%), 7/20/30	United States	5,400,000	5,360,364
	FHLMC Structured Agency Credit Risk Debt Notes,
	[s] 2014-DN1, M2, FRN, 4.677%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	1,964,186	1,997,602
	[s] 2014-DN3, M3, FRN, 6.477%, (1-month USD LIBOR + 4.00%), 8/25/24	United States	14,121,101	15,264,784
	[s] 2014-DN4, M3, FRN, 7.027%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	9,213,663	10,100,316
	[s] 2014-HQ1, M3, FRN, 6.577%, (1-month USD LIBOR + 4.10%), 8/25/24	United States	3,024,790	3,281,884
	[s] 2015-DN1, M3, FRN, 6.627%, (1-month USD LIBOR + 4.15%), 1/25/25	United States	11,612,319	12,412,111
	[s] 2015-DNA2, M3, FRN, 6.377%, (1-month USD LIBOR + 3.90%), 12/25/27	United States	25,057,000	27,005,412
	[s] 2015-DNA3, M2, FRN, 5.327%, (1-month USD LIBOR + 2.85%), 4/25/28	United States	11,935,136	12,215,020
	[s] 2015-DNA3, M3, FRN, 7.177%, (1-month USD LIBOR + 4.70%), 4/25/28	United States	3,330,000	3,825,812
	[s] 2015-HQ1, M3, FRN, 6.277%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	27,607,196	29,124,148
	[s] 2015-HQ2, M3, FRN, 5.727%, (1-month USD LIBOR + 3.25%), 5/25/25	United States	4,580,000	4,950,109
	[s] 2015-HQA1, M2, FRN, 5.127%, (1-month USD LIBOR + 2.65%), 3/25/28	United States	9,059,691	9,176,231

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
	FHLMC Structured Agency Credit Risk Debt Notes, (continued)
	[s] 2015-HQA2, M2, FRN, 5.277%, (1-month USD LIBOR + 2.80%), 5/25/28	United States	1,462,711	$1,492,607
	[s] 2016-DNA1, M2, FRN, 5.377%, (1-month USD LIBOR + 2.90%), 7/25/28	United States	4,174,852	4,239,402
	[s] 2016-DNA1, M3, FRN, 8.027%, (1-month USD LIBOR + 5.55%), 7/25/28	United States	29,600,000	34,649,464
	[s] 2016-DNA2, M2, FRN, 4.677%, (1-month USD LIBOR + 2.20%), 10/25/28	United States	10,602,305	10,667,010
	[s] 2016-DNA2, M3, FRN, 7.127%, (1-month USD LIBOR + 4.65%), 10/25/28	United States	19,985,000	22,262,257
	[s] 2016-HQA1, M2, FRN, 5.227%, (1-month USD LIBOR + 2.75%), 9/25/28	United States	7,458,193	7,569,094
	[s] 2016-HQA2, M2, FRN, 4.727%, (1-month USD LIBOR + 2.25%), 11/25/28	United States	13,671,935	13,885,349
	[s] 2016-HQA2, M3, FRN, 7.627%, (1-month USD LIBOR + 5.15%), 11/25/28	United States	11,120,000	12,908,306
	[s] 2016-HQA3, M2, FRN, 3.827%, (1-month USD LIBOR + 1.35%), 3/25/29	United States	2,249,477	2,263,238
	[r] 2017-DNA1, M2, FRN, 5.727%, 7/25/29	United States	5,450,000	5,838,261
	[s] 2017-DNA3, M2, FRN, 4.977%, (1-month USD LIBOR + 2.50%), 3/25/30	United States	6,500,000	6,707,983
g,s	Flagship CLO VIII Ltd.,
	2014-8A, ARR, 144A, FRN, 3.451%, (3-month USD LIBOR + 0.85%), 1/16/26	United States	5,482,191	5,473,200
	2014-8A, DR, 144A, FRN, 5.651%, (3-month USD LIBOR + 3.05%), 1/16/26	United States	5,500,000	5,468,265
	FNMA Connecticut Avenue Securities,
	[s] 2013-C01, M2, FRN, 7.727%, (1-month USD LIBOR + 5.25%), 10/25/23	United States	5,803,702	6,544,040
	[s] 2014-C02, 1M2, FRN, 5.077%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	17,470,000	18,332,361
	[s] 2014-C02, 2M2, FRN, 5.077%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	8,771,731	9,160,525
	[s] 2014-C03, 1M2, FRN, 5.477%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	28,609,931	30,597,566
	[s] 2014-C03, 2M2, FRN, 5.377%, (1-month USD LIBOR + 2.90%), 7/25/24	United States	3,212,330	3,379,036
	[s] 2014-C04, 1M1, FRN, 7.377%, (1-month USD LIBOR + 4.90%), 11/25/24	United States	14,500,238	16,334,772
	[s] 2014-C04, 2M2, FRN, 7.477%, (1-month USD LIBOR + 5.00%), 11/25/24	United States	4,027,769	4,482,220
	[s] 2015-C01, 1M2, FRN, 6.777%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	3,302,315	3,589,570
	[s] 2015-C01, 2M2, FRN, 7.027%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	13,697,134	14,735,393
	[s] 2015-C02, 1M2, FRN, 6.477%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	15,718,337	16,938,332
	[s] 2015-C02, 2M2, FRN, 6.477%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	4,540,879	4,839,348

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
	FNMA Connecticut Avenue Securities, (continued)
	[s] 2015-C03, 1M2, FRN, 7.477%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	11,081,369	$12,321,286
	[s] 2015-C03, 2M2, FRN, 7.477%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	4,665,714	5,136,883
	[r] 2016-C04, 1M2, FRN, 6.727%, 1/25/29	United States	11,100,000	12,225,409
	[s] 2017-C01, 1B1, FRN, 8.227%, (1-month USD LIBOR + 5.75%), 7/25/29	United States	5,375,000	6,391,508
	[s] 2017-C01, 1M2, FRN, 6.027%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	1,860,000	1,998,771
	[r] C02, 1M2, FRN, 8.477%, 9/25/28	United States	21,722,381	24,708,969
g,r	FREMF Mortgage Trust, 2018-K72, B, 144A, FRN, 4.117%, 12/25/50	United States	17,900,000	18,170,831
g,r	Galaxy XXVI CLO Ltd., 2018-26A, D, 144A, FRN, 5.702%, 11/22/31	United States	586,957	573,739
g,s	Galaxy XXVII CLO Ltd.,
	2018-27A, A, 144A, FRN, 3.703%, (3-month USD LIBOR + 1.02%), 5/16/31	United States	1,000,000	983,470
	2018-27A, C, 144A, FRN, 5.433%, (3-month USD LIBOR + 2.75%), 5/16/31	United States	750,000	718,155
g,s	Gilbert Park CLO Ltd.,
	2017-1A, B, 144A, FRN, 4.197%, (3-month USD LIBOR + 1.60%), 10/15/30	United States	1,000,000	988,290
	2017-1A, D, 144A, FRN, 5.547%, (3-month USD LIBOR + 2.95%), 10/15/30	United States	2,600,000	2,537,808
	[s] GSAA Home Equity Trust, 2005-5, M3, FRN, 3.422%, (1-month USD LIBOR + 0.945%), 2/25/35	United States	1,555,052	1,573,765
g,s	Halcyon Loan Advisors Funding Ltd., 2018-1A, A2, 144A, FRN, 4.392%, (3-month USD LIBOR + 1.80%), 7/21/31	United States	8,500,000	8,351,505
g,r	Harbor Park CLO Ltd., 1A, A2, 144A, FRN, 4.239%, 1/20/31	United States	657,895	654,467
g,s	HayFin Kingsland IX Ltd., 2013-6A, BR, 144A, FRN, 4.382%, (3-month USD LIBOR + 1.80%), 4/28/31	United States	14,500,000	14,493,185
[s]	Home Equity Mortgage Trust, 2004-4, M3, FRN, 3.452%, (1-month USD LIBOR + 0.975%), 12/25/34	United States	630,244	631,711
g,r	HPS Loan Management Ltd.,
	2013A-18, A2, 144A, FRN, 4.047%, 10/15/30	United States	8,600,000	8,541,090
	2013A-18, C, 144A, FRN, 4.747%, 10/15/30	United States	3,000,000	2,914,170
g,s	Invitation Homes Trust, 2017-SFR2, A, 144A, FRN, 3.324%, (1-month USD LIBOR + 0.85%), 12/17/36	United States	9,467,505	9,417,698
g,s	LCM 26 Ltd.,
	26A, B, 144A, FRN, 3.992%, (3-month USD LIBOR + 1.40%), 1/20/31	United States	2,000,000	1,957,960
	26A, C, 144A, FRN, 4.392%, (3-month USD LIBOR + 1.80%), 1/20/31	United States	9,600,000	9,274,848
	26A, D, 144A, FRN, 5.092%, (3-month USD LIBOR + 2.50%), 1/20/31	United States	600,000	564,756
g,r	LCM XVI LP, 2016A, A2R, 144A, FRN, 3.777%, 10/15/31	United States	1,083,333	1,076,920
g,s	LCM XVIII LP, 2018A, CR, 144A, FRN, 4.442%, (3-month USD LIBOR + 1.85%), 4/20/31	United States	2,000,000	1,926,140
g,r	LCM XXII Ltd.,
	22A, A2R, 144A, FRN, 4.042%, 10/20/28	United States	1,000,000	982,570
	22A, CR, 144A, FRN, 5.392%, 10/20/28	United States	1,000,000	965,360

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
g,s	LCM XXIII Ltd., 23A, A2, 144A, FRN, 4.442%, (3-month USD LIBOR + 1.85%), 10/20/29	United States	2,000,000	$2,002,160
g,s	LCM XXV Ltd., 25A, C2, 144A, FRN, 4.892%, (3-month USD LIBOR + 2.30%), 7/20/30	United States	443,666	439,136
g,s	Long Point Park CLO Ltd.,
	2017-1A, A2, 144A, FRN, 3.963%, (3-month USD LIBOR + 1.375%), 1/17/30	United States	5,800,000	5,681,796
	2017-1A, B, 144A, FRN, 4.288%, (3-month USD LIBOR + 1.70%), 1/17/30	United States	2,700,000	2,605,095
	2017-1A, C, 144A, FRN, 4.988%, (3-month USD LIBOR + 2.40%), 1/17/30	United States	3,100,000	2,898,934
g,s	Madison Park Funding XXIII Ltd.,
	2017-23A, B, 144A, FRN, 4.282%, (3-month USD LIBOR + 1.70%), 7/27/30	United States	3,840,000	3,835,661
	2017-23A, C, 144A, FRN, 4.932%, (3-month USD LIBOR + 2.35%), 7/27/30	United States	1,000,000	1,001,370
g,r	Madison Park Funding XXIX Ltd.,
	2018-29A, A2, 144A, FRN, 4.051%, 10/18/30	United States	1,727,273	1,714,647
	2018-29A, C, 144A, FRN, 4.801%, 10/18/30	United States	1,072,581	1,055,259
g,s	Madison Park Funding XXVII Ltd., 2018-27A, A1B, 144A, FRN, 3.722%, (3-month USD LIBOR + 1.13%), 4/20/30	United States	6,837,000	6,684,740
g,s	Madison Park Funding XXVIII Ltd., 2018-28A, D, 144A, FRN, 5.297%, (3-month USD LIBOR + 2.70%), 7/15/30	United States	2,000,000	1,913,460
g,r	Madison Park Funding XXXI Ltd.,
	2018-31A, B, 144A, FRN, 4.292%, 1/23/31	United States	1,500,000	1,492,470
	2018-31A, C, 144A, FRN, 4.742%, 1/23/31	United States	650,000	640,179
g,s	Magnetite IX Ltd., 2014-9A, BR, 144A, FRN, 4.58%, (3-month USD LIBOR + 2.00%), 7/25/26	United States	1,010,000	1,016,656
g,r	Magnetite Ltd., 2015-14RA, A1, 144A, FRN, 3.721%, 10/18/31	United States	15,000,000	14,871,600
g,r	Mill City Mortgage Loan Trust,
	2018-1, A1, 144A, FRN, 3.25%, 5/25/62	United States	2,400,961	2,407,292
	2018-4, A1B, 144A, FRN, 3.50%, 4/25/66	United States	14,274,000	14,386,908
g,r	Neuberger Berman CLO Ltd.,
	2016-22A, A2R, 144A, FRN, 3.988%, 10/17/30	United States	8,300,000	8,246,382
	2016-22A, CR, 144A, FRN, 4.788%, 10/17/30	United States	3,194,445	3,143,557
g,r	Neuberger Berman CLO XVIII Ltd., 2014-18A, A1BR, 144A, FRN, 3.992%, 10/21/30	United States	1,700,000	1,703,043
g,s	Neuberger Berman CLO XVI-S Ltd.,
	2017-16SA, C, 144A, FRN, 4.197%, (3-month USD LIBOR + 1.60%), 1/15/28	United States	2,350,000	2,272,943
	2017-16SA, D, 144A, FRN, 5.097%, (3-month USD LIBOR + 2.50%), 1/15/28	United States	650,000	636,747
g	Neuberger Berman Loan Advisers CLO Ltd.,
	[s] 2017-26A, B, 144A, FRN, 4.101%, (3-month USD LIBOR + 1.50%), 10/18/30	United States	5,772,370	5,671,584
	[s] 2018-27A, C, 144A, FRN, 4.297%, (3-month USD LIBOR + 1.70%), 1/15/30	United States	4,900,000	4,644,416
	[r] 2019-32A, C, 144A, FRN, 5.217%, 1/19/32	United States	2,000,000	2,005,740
	[r] 2019-32A, D, 144A, FRN, 6.368%, 1/19/32	United States	1,973,685	1,972,027

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
g,s	Newark BSL CLO 2Ltd.,
	2017-1A, B, 144A, FRN, 4.93%, (3-month USD LIBOR + 2.35%), 7/25/30	United States	3,069,687	$3,070,608
	2017-1A, C, 144A, FRN, 6.23%, (3-month USD LIBOR + 3.65%), 7/25/30	United States	1,000,000	1,000,520
g,s	NZCG Funding Ltd., 2015-1A, A2R, 144A, FRN, 4.196%, (3-month USD LIBOR + 1.55%), 2/26/31	United States	11,200,000	10,863,104
g,s	Octagon Investment Partners 18-R Ltd., 2018-18A, C, 144A, FRN, 5.301%, (3-month USD LIBOR + 2.70%), 4/16/31	United States	9,050,000	8,618,496
g,r	Octagon Investment Partners 24 Ltd., 2015-1A, BS, 144A, FRN, 4.529%, 4/21/31	United States	8,482,500	8,467,656
g,r	Octagon Investment Partners 28 Ltd., 2016-1A, A2R, 144A, FRN, 4.031%, 10/24/30	United States	2,200,000	2,204,532
g,s	Octagon Investment Partners 31 LLC, 2017-1A, C, 144A, FRN, 4.992%, (3-month USD LIBOR + 2.40%), 7/20/30	United States	1,707,068	1,700,940
g,s	Octagon Investment Partners 33 Ltd.,
	2017-1A, A2, 144A, FRN, 4.092%, (3-month USD LIBOR + 1.50%), 1/20/31	United States	400,000	394,044
	2017-1A, C, 144A, FRN, 5.342%, (3-month USD LIBOR + 2.75%), 1/20/31	United States	2,800,000	2,689,456
g,s	Octagon Investment Partners 35 Ltd.,
	2018-1A, A1B, 144A, FRN, 3.692%, (3-month USD LIBOR + 1.10%), 1/20/31	United States	3,325,000	3,297,269
	2018-1A, B, 144A, FRN, 4.292%, (3-month USD LIBOR + 1.70%), 1/20/31	United States	450,000	435,155
g,s	Octagon Investment Partners 36 Ltd.,
	2018-1A, A1, 144A, FRN, 3.567%, (3-month USD LIBOR + 0.97%), 4/15/31	United States	9,000,000	8,883,990
	2018-1A, A2, 144A, FRN, 3.797%, (3-month USD LIBOR + 1.20%), 4/15/31	United States	8,500,000	8,399,955
g,s	Octagon Investment Partners 37 Ltd., 2018-2A, C, 144A, FRN, 5.43%, (3-month USD LIBOR + 2.85%), 7/25/30	United States	2,000,000	1,923,940
g,r	Octagon Investment Partners 38 Ltd., 2018-1A, C, 144A, FRN, 5.542%, 7/20/30	United States	4,000,000	3,875,520
g,s	Octagon Investment Partners XVII Ltd., 2013-1A, CR2, 144A, FRN, 4.28%, (3-month USD LIBOR + 1.70%), 1/25/31	United States	5,250,000	5,022,780
g,s	Octagon Investment Partners XX Ltd., 2014-1A, AR, 144A, FRN, 3.828%, (3-month USD LIBOR + 1.13%), 8/12/26	United States	4,820,805	4,826,975
g,s	Octagon Investment Partners XXIII Ltd.,
	2015-1A, BR, 144A, FRN, 3.797%, (3-month USD LIBOR + 1.20%), 7/15/27	United States	1,170,000	1,163,729
	2015-1A, CR, 144A, FRN, 4.447%, (3-month USD LIBOR + 1.85%), 7/15/27	United States	2,700,000	2,686,041
	2015-1A, DR, 144A, FRN, 5.147%, (3-month USD LIBOR + 2.55%), 7/15/27	United States	1,000,000	987,000

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
g,r	Octagon Loan Funding Ltd., 2014-1A, ARR, 144A, FRN, 3.863%, 11/18/31	United States	1,000,000	$994,780
g,s	Race Point IX CLO Ltd., 2015-9A, A1AR, 144A, FRN, 3.807%, (3-month USD LIBOR + 1.21%), 10/15/30	United States	1,175,000	1,171,228
g,r	Race Point X CLO Ltd., 2016-10A, B1R, 144A, FRN, 4.23%, 7/25/31	United States	3,600,000	3,561,732
g,s	Radnor RE Ltd., 2018-1, M1, 144A, FRN, 3.877%, (1-month USD LIBOR + 1.40%), 3/25/28	United States	6,557,000	6,577,135
g,r	Strata CLO I Ltd., 2018-1A, B, 144A, FRN, 5.016%, 1/15/31	United States	11,000,000	11,085,250
g,s	TCI-Flatiron CLO Ltd.,
	2017-1A, B, 144A, FRN, 4.243%, (3-month USD LIBOR + 1.56%), 11/18/30	United States	3,500,000	3,445,855
	2017-1A, C, 144A, FRN, 4.533%, (3-month USD LIBOR + 1.85%), 11/18/30	United States	2,800,000	2,681,784
	2017-1A, D, 144A, FRN, 5.433%, (3-month USD LIBOR + 2.75%), 11/18/30	United States	11,800,000	11,206,578
g,r	Towd Point Mortgage Trust,
	2017-1, A1, 144A, FRN, 2.75%, 10/25/56	United States	9,014,652	8,918,921
	2017-1, A2, 144A, FRN, 3.50%, 10/25/56	United States	8,862,000	8,860,851
	2017-2, A1, 144A, FRN, 2.75%, 4/25/57	United States	4,209,658	4,164,613
	2017-4, A1, 144A, FRN, 2.75%, 6/25/57	United States	6,965,769	6,888,180
	2019-1, A1, 144A, FRN, 3.75%, 3/25/58	United States	14,675,708	14,976,143
g	Voya CLO Ltd.,
	[s] 2013-2A, CR, 144A, FRN, 5.33%, (3-month USD LIBOR + 2.75%), 4/25/31	United States	1,650,000	1,576,492
	[s] 2014-1A, BR2, 144A, FRN, 4.501%, (3-month USD LIBOR + 1.90%), 4/18/31	United States	1,000,000	972,170
	[s] 2014-1A, CR2, 144A, FRN, 5.401%, (3-month USD LIBOR + 2.80%), 4/18/31	United States	4,000,000	3,837,320
	[r] 2015-2A, AR, 144A, FRN, 3.562%, 7/23/27	United States	4,840,000	4,815,897
	[r] 2016-3A, CR, 144A, FRN, 5.851%, 10/18/31	United States	2,547,170	2,523,303
	[s] 2017-3A, B, 144A, FRN, 4.942%, (3-month USD LIBOR + 2.35%), 7/20/30	United States	3,091,704	3,086,572
	[s] 2018-2A, A2, 144A, FRN, 3.847%, (3-month USD LIBOR + 1.25%), 7/15/31	United States	1,500,000	1,490,220
	[s] 2018-2A, C1, 144A, FRN, 4.447%, (3-month USD LIBOR + 1.85%), 7/15/31	United States	700,000	680,134
	[s] 2018-2A, D, 144A, FRN, 5.347%, (3-month USD LIBOR + 2.75%), 7/15/31	United States	2,000,000	1,912,600
	[r] 2018-4A, B, 144A, FRN, 4.554%, 1/15/32	United States	1,896,104	1,902,096
g,s	Webster Park CLO Ltd., 2015-1A, BR, 144A, FRN, 4.392%, (3-month USD LIBOR + 1.80%), 7/20/30	United States	2,000,000	1,937,520
	Wells Fargo Mortgage Backed Securities Trust,
	[r] 2004-W, A9, FRN, 4.845%, 11/25/34	United States	693,110	718,095
	2007-3, 3A1, 5.50%, 4/25/22	United States	76,232	77,558

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
g,s	West CLO Ltd.,
	2014-1A, A2R, 144A, FRN, 3.951%, (3-month USD LIBOR + 1.35%), 7/18/26	United States	2,860,000	$2,851,105
	2014-1A, BR, 144A, FRN, 4.451%, (3-month USD LIBOR + 1.85%), 7/18/26	United States	5,060,000	5,011,171

				1,231,594,410

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $1,262,289,167)			1,253,357,990

	Mortgage-Backed Securities 23.1%
t	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
	FHLMC, 2.375%, (11th District COF +/- MBS Margin), 11/01/27	United States	1,224,309	1,218,618

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 10.3%
	FHLMC 30 Year, 4.00%, 8/01/48	United States	63,396,343	65,165,653
	FHLMC 30 Year, 6.00%, 6/01/37	United States	29,988	33,298
	FHLMC 30 Year, 6.50%, 8/01/25 - 11/01/31	United States	82,900	91,487
	FHLMC 30 Year, 7.00%, 7/01/31	United States	5,817	6,030
	FHLMC 30 Year, 8.00%, 2/01/30	United States	17,912	20,531
	FHLMC 30 Year, 8.50%, 10/01/24	United States	3,628	3,928
	FHLMC Gold 15 Year, 5.50%, 11/01/22	United States	52,687	53,043
	FHLMC Gold 15 Year, 6.00%, 10/01/21 - 9/01/22	United States	157,882	161,349
	FHLMC Gold 30 Year, 3.50%, 12/01/47	United States	53,560,739	54,236,009
	FHLMC Gold 30 Year, 3.50%, 4/01/48	United States	83,713,507	84,771,648
	FHLMC Gold 30 Year, 4.00%, 5/01/48	United States	23,687,554	24,417,434
u	FHLMC Gold 30 Year, 4.00%, 4/01/49	United States	139,625,000	143,426,162
	FHLMC Gold 30 Year, 4.50%, 3/01/39	United States	1,541,052	1,639,093
u	FHLMC Gold 30 Year, 4.50%, 4/01/49	United States	59,200,000	61,706,750
	FHLMC Gold 30 Year, 5.00%, 8/01/33 - 2/01/39	United States	9,160,617	9,843,962
	FHLMC Gold 30 Year, 5.50%, 1/01/35 - 12/01/37	United States	746,958	816,054
	FHLMC Gold 30 Year, 6.00%, 5/01/33 - 4/01/38	United States	976,247	1,083,515
	FHLMC Gold 30 Year, 6.50%, 4/01/28 - 3/01/39	United States	753,896	852,454
	FHLMC Gold 30 Year, 7.00%, 1/01/28 - 7/01/32	United States	56,259	63,299
	FHLMC Gold 30 Year, 7.50%, 3/01/32	United States	14,545	16,822
	FHLMC Gold 30 Year, 8.50%, 8/01/30	United States	1,274	1,451
	FHLMC Gold 30 Year, 9.00%, 1/01/22	United States	197	198
	FHLMC Gold 30 Year, 10.00%, 10/01/30	United States	1,779	1,783

				448,411,953

t	Federal National Mortgage Association (FNMA) Adjustable Rate 0.1%
	FNMA, 4.02%, (US 3 Year CMT T-Note +/- MBS Margin), 12/01/24	United States	8,494	8,729
	FNMA, 2.371% - 4.108%, (11th District COF +/- MBS Margin), 12/01/27 - 9/01/34	United States	2,632,721	2,678,798
	FNMA, 4.143%, (6-month USD LIBOR +/- MBS Margin), 10/01/32	United States	144,422	146,995
	FNMA, 4.381% - 4.771%, (12-month USD LIBOR +/- MBS Margin), 2/01/34 - 3/01/37	United States	957,849	991,993
	FNMA, 4.376% - 5.105%, (US 1 Year CMT T-Note +/- MBS Margin), 5/01/25 - 10/01/36	United States	225,409	235,272

				4,061,787

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value

	Mortgage-Backed Securities (continued)
	Federal National Mortgage Association (FNMA) Fixed Rate 9.4%
	FNMA 15 Year, 4.50%, 6/01/19	United States	247	$252
	FNMA 15 Year, 5.50%, 12/01/22 - 12/01/23	United States	88,173	90,445
	FNMA 15 Year, 6.00%, 9/01/22	United States	40,692	41,201
	FNMA 30 Year, 3.00%, 9/01/48	United States	77,923,272	77,163,816
	FNMA 30 Year, 3.00%, 11/01/48	United States	94,769,473	93,815,983
	FNMA 30 Year, 3.50%, 11/01/47	United States	91,699,000	92,680,138
	FNMA 30 Year, 3.50%, 4/01/48	United States	50,092,230	50,621,576
u	FNMA 30 Year, 4.50%, 4/01/49	United States	73,000,000	75,964,830
	FNMA 30 Year, 5.00%, 6/01/36 - 5/01/39	United States	1,622,029	1,740,101
	FNMA 30 Year, 5.50%, 6/01/33 - 8/01/37	United States	5,373,359	5,881,054
	FNMA 30 Year, 6.00%, 9/01/32 - 9/01/38	United States	6,735,024	7,522,669
	FNMA 30 Year, 6.50%, 8/01/28 - 5/01/37	United States	180,984	201,014
	FNMA 30 Year, 7.00%, 11/01/25	United States	3,028	3,035
	FNMA 30 Year, 7.50%, 1/01/30	United States	10,466	12,184
	FNMA 30 Year, 8.50%, 4/01/30 - 5/01/32	United States	58,456	69,340
	FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27	United States	57,719	58,813

				405,866,451

t	Government National Mortgage Association (GNMA) Adjustable Rate 0.0%†
	GNMA, 4.00% - 4.125%, (US 1 Year CMT T-Note +/- MBS Margin), 1/20/23 - 10/20/26	United States	29,133	29,830

	Government National Mortgage Association (GNMA) Fixed Rate 3.3%
	GNMA I SF 30 Year, 4.50%, 9/20/48	United States	82,777,700	86,121,386
	GNMA I SF 30 Year, 6.00%, 1/15/39	United States	149,933	166,255
	GNMA I SF 30 Year, 6.50%, 10/15/31 - 7/15/38	United States	20,979	22,877
	GNMA I SF 30 Year, 7.00%, 10/15/27 - 6/15/31	United States	27,458	30,677
	GNMA I SF 30 Year, 7.50%, 2/15/22 - 5/15/26	United States	39,206	40,036
	GNMA I SF 30 Year, 9.00%, 9/15/25 - 1/15/31	United States	1,319	1,344
u	GNMA II SF 30 Year, 5.00%, 4/01/49	United States	53,500,000	55,812,412
	GNMA II SF 30 Year, 6.00%, 5/20/31	United States	3,614	3,988
	GNMA II SF 30 Year, 6.50%, 3/20/28 - 7/20/38	United States	345,226	393,576
	GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33	United States	37,802	42,632

				142,635,183

	Total Mortgage-Backed Securities (Cost $997,026,876)			1,002,223,822

	Municipal Bonds 1.9%
	California State GO, Various Purpose, 6.00%, 11/01/39	United States	2,385,000	2,437,971
	Chicago Transit Authority Sales and Transfer Tax Receipts Revenue, Pension Funding, Series A, 6.899%, 12/01/40	United States	800,000	1,047,488
	Industry Public Facilities Authority Tax Allocation Revenue, Transportation District, Industrial Redevelopment Project No. 2, Refunding, Series B, AGMC Insured, 4.294%, 1/01/23	United States	10,000,000	10,227,400
	Minnesota State GO, Various Purpose, Refunding, Series F, 4.00%, 10/01/24	United States	5,760,000	6,330,643
	Orlando Health Obligated Group, 3.777%, 10/01/28	United States	2,810,000	2,849,469

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value

	Municipal Bonds (continued)
	Port Authority of New York and New Jersey Revenue,
	Consolidated, One Hundred Ninety-First Series, 4.823%, 6/01/45	United States	4,570,000	$4,902,559
	Consolidated, Refunding, One Hundred Ninety-Second Series, 4.81%, 10/15/65	United States	15,000,000	17,682,450
	Providence St. Joseph Health Obligated Group, 2.746%, 10/01/26	United States	8,875,000	8,487,291
v	Puerto Rico Electric Power Authority Power Revenue, Series A, 6.75%, 7/01/36	United States	12,000,000	9,840,000
	San Jose RDA Successor Agency Tax Allocation, Senior, Refunding, Series A-T, 3.226%, 8/01/27	United States	6,150,000	6,233,517
	University of California Revenue, Limited Project, Refunding, Series J, 4.131%, 5/15/45	United States	10,750,000	11,258,690

	Total Municipal Bonds (Cost $78,985,473)			81,297,478

			Shares/ Units

	Escrows and Litigation Trusts 0.0%
a,c	Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	43,500	—
a,c	NewPage Corp., Litigation Trust	United States	2,500,000	—
a,c,d	Remington Outdoor Co. Inc., Litigation Units	United States	4,897	—

	Total Escrows and Litigation Trusts (Cost $2,307)			—

	Total Investments before Short Term Investments (Cost $4,578,933,122)			4,574,762,258

			Shares

	Short Term Investments (Cost $122,038,115) 2.8%

	Money Market Funds 2.8%
e,w	Institutional Fiduciary Trust Money Market Portfolio, 2.10%	United States	122,038,115	122,038,115

	Total Investments (Cost $4,700,971,237) 108.3%			4,696,800,373
	Other Assets, less Liabilities (8.3)%			(361,278,650)

	Net Assets 100.0%			$4,335,521,723

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bThe security is owned by FT Holdings Corporation I, a wholly-owned subsidiary of the Fund. See Note 1(h).

cFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

dSee Note 8 regarding restricted securities.

eSee Note 3(f) regarding investments in affiliated management investment companies.

fVariable rate security. The rate shown represents the yield at period end.

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees.At April 30, 2019 , the aggregate value of these securities was $1,215,730,539, representing 27.9% of net assets.

hSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2019, the aggregate value of these securities was $33,781,277, representing 0.8% net assets.

iIncome may be received in additional securities and/or cash.

jSee Note 1(g) regarding loan participation notes.

kPerpetual security with no stated maturity date.

lThe coupon rate shown represents the rate at period end.

mSee Note 1(j) regarding senior floating rate interests.

nA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

oA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

pThe principal represents the notional amount. See Note 1(e) regarding value recovery instruments.

qPrincipal amount of security is adjusted for inflation. See .

rAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

sThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

tAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

uA portion or all of the security purchased on a to-be-announced (TBA) basis. See Note 1(d).

vSee Note 7 regarding defaulted securities.

wThe rate shown is the annualized seven-day effective yield at period end.

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

At April 30, 2019, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Interest Rate Contracts
Australian 10 Yr. Bond	Long	280	$ 27,306,142	6/17/19	$ 463,972
Canadian 10 Yr. Bond	Long	332	34,250,978	6/19/19	465,529
CME Ultra Long Term U.S. Treasury Bond	Long	23	3,778,469	6/19/19	43,091
Euro-Bund	Short	55	10,198,552	6/06/19	(111,712)
U.S. Treasury 2 Yr. Note	Long	1,334	284,152,422	6/28/19	670,740
U.S. Treasury 5 Yr. Note	Long	1,422	164,440,969	6/28/19	835,147
U.S. Treasury 10Yr. Note	Long	496	61,341,250	6/19/19	534,071
U.S. Treasury 30 Yr. Bond	Long	1,095	161,478,281	6/19/19	1,739,115
Ultra 10 Yr. U.S. Treasury Note	Long	125	16,472,656	6/19/19	(166,187)

Total Futures Contracts					$4,473,766

*As of period end.

At April 30, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Indian Rupee	DBAB	Buy	631,935,000	$ 8,729,590	6/21/19	$ 279,434	$ —
Indian Rupee	DBAB	Sell	104,935,000	1,500,357	6/21/19	4,378	—
Indian Rupee	DBAB	Sell	527,000,000	7,500,712	6/21/19	—	(12,333)
Indian Rupee	JPHQ	Buy	386,000,000	5,319,002	6/21/19	183,911	—
Indian Rupee	JPHQ	Sell	386,000,000	5,524,150	6/21/19	21,237	—
Indonesian Rupiah	DBAB	Buy	139,844,100,000	9,721,522	6/21/19	36,518	—
Indonesian Rupiah	JPHQ	Buy	6,900,000,000	478,502	6/21/19	2,966	—
Mexican Peso	DBAB	Buy	138,200,000	7,115,789	6/21/19	114,388	—
Mexican Peso	DBAB	Sell	138,200,000	7,213,697	6/21/19	—	(16,480)
Mexican Peso	JPHQ	Buy	134,250,000	6,918,498	6/21/19	105,027	—
Mexican Peso	JPHQ	Sell	134,250,000	7,004,299	6/21/19	—	(19,226)
Japanese Yen	JPHQ	Sell	1,400,000,000	13,061,164	7/18/19	409,024	—
Mexican Peso	JPHQ	Buy	206,500,000	10,517,470	8/08/19	196,519	—
Canadian Dollar	JPHQ	Sell	8,420,000	6,331,822	9/18/19	24,290	—
Canadian Dollar	JPHQ	Sell	15,760,000	11,786,526	9/18/19	—	(19,495)
Euro	DBAB	Sell	2,178,385	2,487,105	9/18/19	13,519	—
Euro	JPHQ	Sell	3,920,000	4,416,762	9/18/19	—	(34,454)
Euro	JPHQ	Sell	26,401,460	30,151,788	9/18/19	172,554	—
Polish Zloty	JPHQ	Buy	31,600,000	8,313,536	9/18/19	—	(9,741)
Polish Zloty	JPHQ	Sell	31,600,000	8,387,970	9/18/19	84,175	—
Swedish Krona	JPHQ	Buy	69,200,000	7,439,540	9/18/19	—	(69,129)
Swedish Krona	JPHQ	Sell	69,200,000	7,556,235	9/18/19	185,824	—
Chinese Yuan Renminbi	JPHQ	Buy	55,000,000	8,195,146	9/27/19	—	(34,202)
Chinese Yuan Renminbi	JPHQ	Sell	109,800,000	16,343,177	9/27/19	50,966	—

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
South Korean Won	JPHQ	Sell	14,000,000,000	$12,371,863	9/27/19	$ 279,964	$ —
Australian Dollar	JPHQ	Sell	16,750,000	11,962,682	10/11/19	100,015	—
Brazilian Real	JPHQ	Buy	25,300,000	6,449,968	10/11/19	—	(81,307)
Brazilian Real	JPHQ	Sell	25,300,000	6,339,263	10/11/19	—	(29,397)
Turkish Lira	JPHQ	Buy	41,600,000	6,399,508	10/18/19	—	(155,004)

Total Forward Exchange Contracts						$ 2,264,709	$ (480,768)

Net unrealized appreciation (depreciation)						$ 1,783,941

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At April 30, 2019, the Fund had the following credit default swap contracts outstanding. See Note 1(e).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

Centrally Cleared Swap Contracts
Contracts to Buy Protection[c]
Traded Index
CDX.NA.HY.32	(5.00)%	Quarterly		6/20/24	$15,000,000		$ (1,225,230)	$ (1,139,829)	$ (85,401)

OTC Swap Contracts
Contracts to Buy Protection[c]
Single Name
Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	6/20/24	$20,750,000		$ (3,888,915)	$ (3,375,823)	$ (513,092)
Dish DBS Corp.	(5.00)%	Quarterly	JPHQ	6/20/21	6,520,000		(472,645)	(204,492)	(268,153)
Government of Italy	(1.00)%	Quarterly	BZWS	6/20/23	10,600,000		(25,748)	95,612	(121,360)
Government of Turkey	(1.00)%	Quarterly	BZWS	12/20/19	3,466,666		51,651	103,793	(52,142)
Nabors Industries Inc.	(1.00)%	Quarterly	CITI	12/20/21	7,875,000		260,310	317,617	(57,307)
Nabors Industries Inc.	(1.00)%	Quarterly	CITI	12/20/21	2,350,000		77,680	76,119	1,561
Navient Corp.	(5.00)%	Quarterly	JPHQ	3/20/20	5,000,000		(232,726)	(162,411)	(70,315)
PHH Corp.	(5.00)%	Quarterly	GSCO	9/20/19	5,400,000		(132,459)	3,673	(136,132)
Sanmina Corp.	(5.00)%	Quarterly	BZWS	6/20/19	3,600,000		(44,630)	(22,399)	(22,231)
Sanmina Corp.	(5.00)%	Quarterly	GSCO	6/20/19	7,500,000		(92,979)	(46,083)	(46,896)

Contracts to Sell Protection[c,d]
Single Name
Dish DBS Corp.	5.00%	Quarterly	JPHQ	6/20/23	6,520,000		161,407	(71,446)	232,853	B-
Goldman Sachs Group Inc.	1.00%	Quarterly	JPHQ	6/20/24	20,750,000		273,398	146,331	127,067	BBB+
Government of Argentina	5.00%	Quarterly	BZWS	6/20/23	2,150,000		(431,446)	39,132	(470,578)	B
Government of Argentina	5.00%	Quarterly	BZWS	6/20/23	5,500,000		(1,103,698)	(1,152,712)	49,014	B
Government of Argentina	5.00%	Quarterly	CITI	6/20/23	4,200,000		(842,824)	(89,713)	(753,111)	B
Government of Argentina	5.00%	Quarterly	CITI	12/20/23	4,200,000		(881,928)	(220,796)	(661,132)	B
Government of Indonesia	1.00%	Quarterly	CITI	6/20/24	17,770,000		63,837	(59,556)	123,393	BBB-
Government of Italy	1.00%	Quarterly	BZWS	6/20/23	10,600,000		(261,545)	(419,276)	157,731	NR
Government of Russia	1.00%	Quarterly	BNDP	6/20/24	8,600,000		(90,802)	(114,682)	23,880	BBB-

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Single Name (continued)

Morgan Stanley	1.00%	Quarterly	JPHQ	6/20/24	$20,750,000		$ 383,816	$ 294,547	$ 89,269	BBB+

Nabors Industries Inc.	1.00%	Quarterly	CITI	12/20/23	10,225,000		(1,308,530)	(1,421,398)	112,868	BB

Traded Index

[e]BNP Paribas Bespoke Bordeaux Index, Mezzanine Tranche 7-10%	2.10%	Quarterly	BNDP	6/20/20	5,150,000		75,043	—	75,043	Non- Investment Grade

[e]BNP Paribas Bespoke Rodez Index, Mezzanine Tranche 5-7%	2.00%	Quarterly	BNDP	12/20/20	5,300,000		43,414	—	43,414	Non- Investment Grade

[e]BNP Paribas Bespoke Rodez2 Index, Mezzanine Tranche 5-7%	3.20%	Quarterly	BNDP	12/20/20	2,700,000		81,200	—	81,200	Non- Investment Grade

[e]Citibank Bespoke Broker Index, Mezzanine Tranche 3-7%	1.30%	Quarterly	CITI	6/20/19	11,100,000		36,403	—	36,403	Non- Investment Grade

[e]Citibank Bespoke Broker Index, Mezzanine Tranche 3-7%	1.40%	Quarterly	CITI	6/20/19	9,100,000		32,140	—	32,140	Non- Investment Grade

[e]Citibank Bespoke Cambridge Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	10,400,000		(1,371,110)	(545,758)	(825,352)	Non- Investment Grade

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)

Contracts to Sell Protection[c,d] (continued)

Traded Index (continued)

[e]Citibank Bespoke Lima Index, Mezzanine Tranche 5-7%	2.13%	Quarterly	CITI	12/20/19	$10,500,000	$ 34,180	$ —	$ 34,180	Non- Investment Grade

[e]Citibank Bespoke Lisbon Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/19	3,600,000	(103,930)	(59,510)	(44,420)	Non- Investment Grade

[e]Citibank Bespoke Palma Index, Mezzanine Tranche 5-7%	2.30%	Quarterly	CITI	6/20/21	5,900,000	42,561	—	42,561	Non- Investment Grade

[e]Citibank Bespoke Singapore Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/20	11,300,000	(1,273,056)	(1,801,358)	528,302	Non- Investment Grade

[e]Citibank Bespoke Sydney Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/20	4,500,000	(842,518)	(818,954)	(23,564)	Non- Investment Grade

[e]Citibank Bespoke Verona Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	7,500,000	(855,390)	(483,118)	(372,272)	Non- Investment Grade

[e]Citibank Bespoke Verona Index, Mezzanine Tranche 7-15%	0.40%	Quarterly	CITI	12/20/19	21,000,000	43,580	—	43,580	Non- Investment Grade

MCDX.NA.31	1.00%	Quarterly	CITI	12/20/23	2,325,000	41,023	21,859	19,164	Investment Grade

Total OTC Swap Contracts						$(12,555,236)	$ (9,970,802)	$(2,584,434)

Total Credit Default Swap Contracts						$(13,780,466)	$ (11,110,631)	$(2,669,835)

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

Credit Default Swap Contracts (continued)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying instruments.

At April 30, 2019, the Fund had the following cross-currency swap contracts outstanding. See Note 1(e).

Cross-Currency Swap Contracts

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Receive Floating 3-month USD LIBOR + 2.87%	Quarterly			3,137,400	USD
Pay Fixed 2.50%	Annual	CITI	5/04/21	2,700,000	EUR	$81,777

At April 30, 2019, the Fund had the following inflation index swap contracts outstanding. See Note 1(e).

Inflation Index Swap Contracts

Description	Payment Frequency	Counterparty	Maturity Date	Notional Amount	Value/ Unrealized Appreciaton (Depreciation)

Centrally Cleared Swap Contracts
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.96%	At maturity		8/31/24	$24,600,000	$ 194,446

OTC Swap Contracts
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.782%	At maturity	JPHQ	5/27/24	35,700,000	859,145

Total Inflation Index Swap Contracts					$1,053,591

At April 30, 2019, the Fund had the following total return swap contracts outstanding. See Note 1(e).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Long[a]
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	BOFA	6/20/19	$40,000,000	$2,773,881
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	CITI	6/20/19	28,000,000	1,876,476
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	CITI	6/20/19	8,100,000	175,488
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	GSCO	6/20/19	38,000,000	911,107
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	CITI	9/20/19	8,700,000	213,118

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

Total Return Swap Contracts (continued)

Underlying Instruments	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts (continued)
Long[a] (continued)
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	JPHQ	9/20/19	$20,500,000	$ 691,545

Total Return Swap Contracts						$6,641,615

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 9 regarding other derivative information.

See Abbreviations on page 157.

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Financial Statements

Statements of Assets and Liabilities

April 30, 2019 (unaudited)

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$722,332,686	$2,967,700,830	$2,978,002,862	$4,327,762,597
Cost - Controlled affiliates (Note 3f and 10)	—	—	—	132,738,249
Cost - Non-controlled affiliates (Note 3f and 10)	38,779,807	350,183,401	161,079,881	240,470,391
Cost - Unaffiliated repurchase agreements	11,649,627	—	—	—

Value - Unaffiliated issuers	$719,861,617	$2,935,545,237	$2,965,546,046	$4,325,755,583
Value - Controlled affiliates (Note 3f and 10)	—	—	—	133,329,731
Value - Non-controlled affiliates (Note 3f and 10)	38,779,807	278,869,534	159,010,531	237,715,059
Value - Unaffiliated repurchase agreements	11,649,627	—	—	—
Cash	—	4,487,445	3,864,780	5,360,266
Restricted cash for OTC derivative contracts (Note 1f)	—	—	1,340,000	779,000
Foreign currency, at value (cost $—, $—, $67,655 and $406,293, respectively)	—	—	67,655	406,293
Receivables:
Investment securities sold	3,464,901	13,230,000	54,154	5,623,138
Capital shares sold	695,492	3,090,325	23,882,379	6,760,569
Dividends and interest	2,981,865	11,134,612	12,988,605	24,747,782
Deposits with brokers for:
OTC derivative contracts	—	—	3,100,000	5,750,000
Futures contracts	—	—	812,875	6,369,802
Centrally cleared swap contracts	—	908,575	3,870,301	1,150,582
Variation margin on futures contracts	—	—	12,939	1,098,224
Variation margin on centrally cleared swap contracts	—	664	90,068	—
OTC swap contracts (upfront payments $—, $—, $612,820 and $1,345,530)	—	—	518,492	1,098,683
Unrealized appreciation on OTC forward exchange contracts	—	—	560,845	2,264,709
Unrealized appreciation on OTC swap contracts	—	—	4,276,114	9,436,160
FT Subsidiary deferred tax benefit (Note 1h)	—	—	—	137,519
Other assets	717	20,069	3,723	6,497

Total assets	777,434,026	3,247,286,461	3,179,999,507	4,767,789,597

Liabilities:
Payables:
Investment securities purchased	—	100,570,649	41,447,626	405,568,165
Capital shares redeemed	1,999,272	12,386,190	17,013,121	6,135,037
Management fees	309,496	1,240,487	625,953	1,562,294
Distribution fees	150,495	459,670	403,511	714,766
Transfer agent fees	159,469	481,834	424,065	700,463
Distributions to shareholders	136,398	3,251,415	1,295,526	470,279
Variation margin on centrally cleared swap contracts	—	—	—	23,593
Deposits from brokers for:
OTC derivative contracts	—	—	1,340,000	779,000
OTC swap contracts (upfront receipts $—, $—, $7,417,791 and $17,131,381)	—	—	4,934,528	11,069,485
Unrealized depreciation on OTC forward exchange contracts	—	—	205,335	480,768
Unrealized depreciation on OTC swap contracts	—	—	2,020,795	4,438,057

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

April 30, 2019 (unaudited)

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]
Accrued expenses and other liabilities	$124,709	$74,254	$122,215	$325,967

Total liabilities	2,879,839	118,464,499	69,832,675	432,267,874

Net assets, at value	$774,554,187	$3,128,821,962	$3,110,166,832	$4,335,521,723

Net assets consist of:
Paid-in capital	$922,400,377	$3,449,250,554	$3,238,349,923	$4,502,648,917
Total distributable earnings (loss)	(147,846,190)	(320,428,592)	(128,183,091)	(167,127,194)

Net assets, at value	$774,554,187	$3,128,821,962	$3,110,166,832	$4,335,521,723

Class A:
Net assets, at value	$401,604,518	$1,237,736,118	$1,644,159,760	$2,843,018,293

Shares outstanding	49,903,343	144,866,292	169,998,365	294,220,818

Net asset value per share[b]	$8.05	$8.54	$9.67	$9.66

Maximum offering price per share (net asset value per share ÷ 97.75%, 97.75%, 97.75% and 96.25%, respectively)	$8.24	$8.74	$9.89	$10.04

Class A1:
Net assets, at value	$92,365,998

Shares outstanding	11,480,522

Net asset value per share[b]	$8.05

Maximum offering price per share (net asset value per share ÷ 97.75%)	$8.24

Class C:
Net assets, at value	$110,446,416	$376,998,387	$129,779,837	$234,718,219

Shares outstanding	13,733,160	44,116,342	13,473,530	24,468,178

Net asset value and maximum offering price per share[b]	$8.04	$8.55	$9.63	$9.59

Class R:
Net assets, at value				$23,025,356

Shares outstanding				2,392,822

Net asset value and maximum offering price per share				$9.62

Class R6:
Net assets, at value	$36,291,746	$65,452,563	$1,107,504,301	$443,895,458

Shares outstanding	4,501,897	7,654,290	113,804,638	45,628,716

Net asset value and maximum offering price per share	$8.06	$8.55	$9.73	$9.73

Advisor Class:
Net assets, at value	$133,845,509	$1,448,634,894	$228,722,934	$790,864,397

Shares outstanding	16,613,684	169,472,973	23,525,244	81,355,738

Net asset value and maximum offering price per share	$8.06	$8.55	$9.72	$9.72

aConsolidated financial statement. See Note 1(h).

bRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FINANCIAL STATEMENTS

Statements of Operations

for the six months ended April 30, 2019 (unaudited)

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]

Investment income:
Dividends:
Unaffiliated issuers	$—	$—	$915,214	$105,836
Controlled affiliates (Note 3f and 10)	—	—	—	830,074
Non-controlled affiliates (Note 3f and 10)	307,200	7,233,101	2,484,140	3,602,370
Interest:
Non-controlled affiliates (Note 10)	—	1,934,914	—	—
Unaffiliated issuers:
Paydown gain (loss)	(5,045,892)	—	(1,552,238)	(1,258,946)
Paid in cash	15,141,473	90,009,128	52,129,110	80,255,921

Total investment income	10,402,781	99,177,143	53,976,226	83,535,255

Expenses:
Management fees (Note 3a)	1,968,487	8,421,687	7,222,509	9,703,136
Distribution fees: (Note 3c)
Class A	511,979	1,586,871	1,954,650	3,424,489
Class A1	52,018	—	—	—
Class C	390,014	1,309,097	426,860	765,409
Class R	—	—	—	56,381
Transfer agent fees: (Note 3e)
Class A	301,764	658,894	1,210,783	1,899,073
Class A1	70,601	—	—	—
Class C	88,425	209,123	101,359	163,295
Class R	—	—	—	15,723
Class R6	10,468	14,840	118,894	63,841
Advisor Class	91,332	828,108	174,612	461,372
Custodian fees (Note 4)	3,343	13,820	13,038	24,565
Reports to shareholders	50,619	112,697	127,035	288,712
Registration and filing fees	49,452	66,665	105,982	96,765
Professional fees	30,991	79,039	50,030	90,129
Trustees’ fees and expenses	5,852	23,844	16,990	29,357
Marketplace lending fees (Note 1k)	—	—	66,302	—
Other	74,740	43,321	113,202	98,402

Total expenses	3,700,085	13,368,006	11,702,246	17,180,649
Expense reductions (Note 4)	—	(16,030)	(15,856)	(28,459)
Expenses waived/paid by affiliates (Note 3f and 3g)	(56,875)	(648,946)	(3,676,286)	(706,650)

Net expenses	3,643,210	12,703,030	8,010,104	16,445,540

Net investment income	6,759,571	86,474,113	45,966,122	67,089,715

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	—	(1,893,860)	(1,621,124)	2,467,433
Non-controlled affiliates (Note 3f and 10)	—	(11,827,564)	(1,828,483)	(963,252)
Foreign currency transactions	—	—	302,849	488,460
Forward exchange contracts	—	—	1,603,275	3,418,872
Futures contracts	—	—	1,308,781	9,558,294
Swap contracts	—	454,432	2,670,168	4,788,206
Capital gain distributions from management investment companies:
Non-controlled affiliates (Note 3f)	—	—	—	129,196

Net realized gain (loss)	—	(13,266,992)	2,435,466	19,887,209

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the six months ended April 30, 2019 (unaudited)

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	$315,772	$(37,058,006)	$17,484,931	$112,841,280
Controlled affiliates (Note 3f and 10)	—	—	—	1,041,722
Non-controlled affiliates (Note 3f and 10)	—	(14,482,244)	(1,218,546)	(1,370,465)
Translation of other assets and liabilities denominated in foreign currencies	—	—	(1,483)	10,985
Forward exchange contracts	—	—	(176,618)	629,652
Futures contracts	—	—	1,114,987	13,824,630
Swap contracts	—	(548,717)	6,556,246	6,261,346

Net change in unrealized appreciation (depreciation)	315,772	(52,088,967)	23,759,517	133,239,150

Net realized and unrealized gain (loss)	315,772	(65,355,959)	26,194,983	153,126,359

Net increase (decrease) in net assets resulting from operations	$7,075,343	$21,118,154	$72,161,105	$220,216,074

aConsolidated financial statement. See Note 1(h).

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund

	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$6,759,571	$9,344,342	$86,474,113	$164,172,813
Net realized gain (loss)	—	(7,313)	(13,266,992)	(36,441,542)
Net change in unrealized appreciation
(depreciation)	315,772	(4,194,916)	(52,088,967)	(17,257,402)

Net increase (decrease) in net assets resulting from operations	7,075,343	5,142,113	21,118,154	110,473,869

Distributions to shareholders:
Class A	(6,119,357)	(10,399,916)	(33,460,877)	(57,420,220)
Class A1	(1,498,007)	(2,680,182)	—	—
Class C	(1,551,710)	(3,179,693)	(9,818,727)	(21,410,984)
Class R6	(633,287)	(749,735)	(2,416,069)	(6,632,500)
Advisor Class	(2,011,549)	(3,615,201)	(44,077,416)	(78,812,669)

Total distributions to shareholders	(11,813,910)	(20,624,727)	(89,773,089)	(164,276,373)

Capital share transactions: (Note 2)
Class A	(14,996,010)	(65,465,520)	(81,843,605)	1,323,344
Class A1	(7,535,691)	(18,641,058)	—	—
Class C	(15,413,595)	(60,178,017)	(53,387,223)	(104,757,060)
Class R6	492,445	34,338,586	(74,024,579)	13,923,525
Advisor Class	22,160,949	(69,446,005)	(262,175,518)	96,300,188

Total capital share transactions	(15,291,902)	(179,392,014)	(471,430,925)	6,789,997

Net increase (decrease) in net assets	(20,030,469)	(194,874,628)	(540,085,860)	(47,012,507)
Net assets:
Beginning of period	794,584,656	989,459,284	3,668,907,822	3,715,920,329

End of period	$774,554,187	$794,584,656	$3,128,821,962	$3,668,907,822

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund[a]

	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 45,966,122	$ 69,340,190	$ 67,089,715	$ 128,163,399
Net realized gain (loss)	2,435,466	(21,567,956)	19,887,209	(95,199,341)
Net change in unrealized appreciation (depreciation)	23,759,517	(29,608,008)	133,239,150	(141,895,358)

Net increase (decrease) in net assets resulting from operations	72,161,105	18,164,226	220,216,074	(108,931,300)

Distributions to shareholders:
Class A	(24,924,884)	(44,054,661)	(44,889,206)	(84,620,684)
Class C	(1,826,128)	(4,116,896)	(3,400,173)	(8,070,593)
Class R	—	—	(344,029)	(821,725)
Class R6	(18,380,573)	(29,893,839)	(7,776,979)	(13,679,438)
Advisor Class	(3,875,772)	(7,005,174)	(11,712,794)	(19,582,562)

Distributions to shareholders from tax return of capital:
Class A	—	—	—	(1,864,025)
Class C	—	—	—	(173,121)
Class R	—	—	—	(17,375)
Class R6	—	—	—	(312,827)
Advisor Class	—	—	—	(438,993)

Total distributions to shareholders	(49,007,357)	(85,070,570)	(68,123,181)	(129,581,343)

Capital share transactions: (Note 2)
Class A	132,028,611	16,141,095	(22,509,460)	(228,420,356)
Class C	(1,465,601)	(40,573,740)	(17,089,399)	(93,634,238)
Class R	—	—	(1,431,346)	(11,028,558)
Class R6	81,878,834	447,306,561	(2,609,302)	55,069,872
Advisor Class	12,591,718	(209,104,674)	145,167,320	60,100,000

Total capital share transactions	225,033,562	213,769,242	101,527,813	(217,913,280)

Net increase (decrease) in net assets	248,187,310	146,862,898	253,620,706	(456,425,923)
Net assets:
Beginning of period	2,861,979,522	2,715,116,624	4,081,901,017	4,538,326,940

End of period	$3,110,166,832	$2,861,979,522	$4,335,521,723	$4,081,901,017

aConsolidated financial statement. See Note 1(h).

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Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class A, Class A1, Class C, Class R6 & Advisor Class

Franklin Adjustable U.S. Government Securities Fund

Class A, Class C, Class R6 & Advisor Class

Franklin Floating Rate Daily Access Fund Franklin Low Duration Total Return Fund

Class A, Class C, Class R, Class R6 & Advisor Class

Franklin Total Return Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

Certain or all Funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds’ custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Funds at period end, as indicated in the Statements of Investments, had been entered into on April 30, 2019.

d. Securities Purchased on a Delayed Delivery and TBA Basis

Certain or all Funds purchase securities on a delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

e. Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. Certain or all Funds attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

e. Derivative Financial Instruments (continued)

according to the Funds’ investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

Certain or all Funds entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities.

Certain or all Funds entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Certain or all Funds entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Certain or all Funds entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Certain or all Funds entered into inflation index swap contracts primarily to manage and/or gain exposure to inflation risk. An inflation index swap is an agreement between the Fund and a counterparty to exchange cash flows whereby one party makes payments based on the percentage change in an index that serves as a measure of inflation and the other party makes a regular payment based on a compounded fixed rate, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC inflation index swap) or may be executed on a registered exchange (centrally cleared inflation index swap). For centrally cleared inflation index swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract,

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity.

Certain or all Funds entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

Certain or all Funds entered into OTC total return swap contracts primarily to manage and/or gain exposure to credit and other market risks of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

Certain or all Funds invest in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statements of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

f. Restricted Cash

At April 30, 2019, certain or all Funds held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statements of Assets and Liabilities.

g. Loan Participation Notes

Certain or all Funds invest in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Funds. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Funds have the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Funds generally have no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Funds assume the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

h. Investments in FT Holdings Corporation I (FT Subsidiary)

Franklin Total Return Fund invests in certain financial instruments through its investment in FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At April 30, 2019, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities.

At April 30, 2019, FT Subsidiary, which is a tax paying entity, recognized an unrealized loss on its Turtle Bay investment. An estimated deferred tax asset based on such unrealized loss is reflected as FT Subsidiary deferred tax benefit in the Consolidated Statement of Assets and Liabilities. The estimated benefit was calculated using a federal rate of 21%. When the Turtle Bay investment liquidates, FT Subsidiary will recognize

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1. Organization and Significant Accounting

Policies (continued)

h. Investments in FT Holdings Corporation I (FT Subsidiary) (continued)

a capital loss which can be carried-back to offset prior year capital gains, resulting in a tax refund which will relieve the deferred tax asset.

The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated. At April 30, 2019, the net assets of FT Subsidiary were $5,202,419, representing 0.1% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

i. Mortgage Dollar Rolls

Certain or all Funds enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

j. Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated

maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale.

k. Marketplace Lending

Certain or all Funds invest in loans obtained through marketplace lending. Marketplace lending, sometimes referred to as peer-to-peer lending, is a method of financing in which a platform facilitates the borrowing and lending of money. It is considered an alternative to more traditional forms of debt financing. Prospective borrowers are required to provide certain financial information to the platform, including, but not limited to, the intended purpose of the loan, income, employment information, credit score, debt-to-income ratio, credit history (including defaults and delinquencies) and home ownership status. Based on this and other information, the platform assigns its own credit rating to the borrower and sets the interest rate for the requested loan. The platform then posts the borrowing requests online, giving investors the opportunity to purchase the loans based on factors such as the interest rates and expected yields of the loans, the borrower background data, and the credit rating assigned by the platform.

When the Fund invests in these loans, it usually purchases all rights, title and interest in the loans pursuant to a loan purchase agreement directly from the platform. The platform or a third-party servicer typically continues to service the loans, collecting payments and distributing them to the Fund, less any servicing fees assessed. The servicer is typically responsible for taking actions against a borrower in the event of a default on the loan. Servicing fees, along with other administration fees, are included in marketplace lending fees in the Statements of Operations. The Fund, as an investor in a loan, would be entitled to receive payment only from the borrower and would not be able to recover any deficiency from the platform, except under very narrow circumstances. The loans in which the Fund may invest are unsecured.

l. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

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The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2019, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

m. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately on the Statements of Operations. Facility fees are recognized as income over the expected term of the loan. Dividend income and capital gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Net investment income, excluding class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income/inflation principal adjustments in the Statements of Operations.

n. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

o. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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2. Shares of Beneficial Interest

At April 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended April 30, 2019
Shares sold[a]	11,181,798	$90,292,781	14,950,132	$127,876,232
Shares issued in reinvestment of distributions	723,462	5,836,744	3,669,725	31,255,700
Shares redeemed	(13,763,705)	(111,125,535)	(28,228,610)	(240,975,537)

Net increase (decrease)	(1,858,445)	$(14,996,010)	(9,608,753)	$(81,843,605)

Year ended October 31, 2018
Shares sold[a]	12,980,707	$105,938,933	40,041,598	$350,572,136
Shares issued in reinvestment of distributions	1,209,703	9,874,447	6,091,861	53,389,454
Shares redeemed	(22,167,585)	(181,278,900)	(45,866,654)	(402,638,246)

Net increase (decrease)	(7,977,175)	$(65,465,520)	266,805	$1,323,344

Class A1 Shares:
Six Months ended April 30, 2019
Shares sold	413,148	$3,336,495
Shares issued in reinvestment of distributions	175,230	1,413,190
Shares redeemed	(1,522,377)	(12,285,376)

Net increase (decrease)	(933,999)	$(7,535,691)

Year ended October 31, 2018
Shares sold	748,665	$6,097,241
Shares issued in reinvestment of distributions	309,106	2,522,673
Shares redeemed	(3,331,933)	(27,260,972)

Net increase (decrease)	(2,274,162)	$(18,641,058)

Class C Shares:
Six Months ended April 30, 2019
Shares sold	1,437,182	$11,601,085	3,274,912	$28,031,649
Shares issued in reinvestment of distributions	178,965	1,442,112	1,075,397	9,164,457
Shares redeemed[a]	(3,529,364)	(28,456,792)	(10,605,742)	(90,583,329)

Net increase (decrease)	(1,913,217)	$(15,413,595)	(6,255,433)	$(53,387,223)

Year ended October 31, 2018
Shares sold	1,531,585	$12,510,001	9,725,663	$85,257,879
Shares issued in reinvestment of distributions	364,009	2,969,738	2,281,358	19,996,858
Shares redeemed[a]	(9,275,058)	(75,657,756)	(23,980,411)	(210,011,797)

Net increase (decrease)	(7,379,464)	$(60,178,017)	(11,973,390)	$(104,757,060)

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	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund

	Shares	Amount	Shares	Amount

Class R6 Shares:
Six Months ended April 30, 2019
Shares sold	1,435,850	$11,615,869	5,942,265	$50,737,362
Shares issued in reinvestment of distributions	78,399	633,272	277,454	2,364,005
Shares redeemed	(1,454,729)	(11,756,696)	(14,884,332)	(127,125,946)

Net increase (decrease)	59,520	$492,445	(8,664,613)	$(74,024,579)

Year ended October 31, 2018
Shares sold	5,030,194	$41,324,507	4,483,095	$39,317,573
Shares issued in reinvestment of distributions	91,803	749,678	746,119	6,539,786
Shares redeemed	(945,757)	(7,735,599)	(3,642,765)	(31,933,834)

Net increase (decrease)	4,176,240	$34,338,586	1,586,449	$13,923,525

Advisor Class Shares:
Six Months ended April 30, 2019
Shares sold	8,116,042	$65,598,806	39,958,712	$341,658,998
Shares issued in reinvestment of distributions	215,183	1,737,676	3,160,143	26,932,189
Shares redeemed	(5,591,860)	(45,175,533)	(73,920,661)	(630,766,705)

Net increase (decrease)	2,739,365	$22,160,949	(30,801,806)	$(262,175,518)

Year ended October 31, 2018
Shares sold	8,026,624	$65,714,269	72,581,582	$636,947,305
Shares issued in reinvestment of distributions	386,115	3,155,976	5,110,153	44,798,000
Shares redeemed	(16,879,585)	(138,316,250)	(66,685,337)	(585,445,117)

Net increase (decrease)	(8,466,846)	$(69,446,005)	11,006,398	$96,300,188

aMay include a portion of Class C shares that were automatically converted to Class A.

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended April 30, 2019
Shares sold[a]	41,189,150	$395,168,225	25,646,703	$243,158,372
Shares issued in reinvestment of distributions	2,156,035	20,738,149	4,645,351	44,148,616
Shares redeemed	(29,576,060)	(283,877,763)	(32,838,941)	(309,816,448)

Net increase (decrease)	13,769,125	$132,028,611	(2,546,887)	$(22,509,460)

Year ended October 31, 2018
Shares sold[a]	45,754,362	$443,188,528	46,213,804	$442,391,448
Shares issued in reinvestment of distributions	3,715,625	35,982,102	8,890,356	85,021,536
Shares redeemed	(47,715,588)	(463,029,535)	(78,958,900)	(755,833,340)

Net increase (decrease)	1,754,399	$16,141,095	(23,854,740)	$(228,420,356)

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2. Shares of Beneficial Interest (continued)

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund

	Shares	Amount	Shares	Amount
Class C Shares:
Six Months ended April 30, 2019
Shares sold	2,953,980	$28,194,850	2,288,347	$21,459,640
Shares issued in reinvestment of distributions	161,754	1,549,166	338,871	3,196,145
Shares redeemed[a]	(3,262,998)	(31,209,617)	(4,449,028)	(41,745,184)

Net increase (decrease)	(147,264)	$(1,465,601)	(1,821,810)	$(17,089,399)

Year ended October 31, 2018
Shares sold	3,413,048	$32,944,334	3,654,316	$34,887,774
Shares issued in reinvestment of distributions	360,095	3,473,725	817,226	7,767,582
Shares redeemed[a]	(7,985,724)	(76,991,799)	(14,440,705)	(136,289,594)

Net increase (decrease)	(4,212,581)	$(40,573,740)	(9,969,163)	$(93,634,238)

Class R Shares:
Six Months ended April 30, 2019
Shares sold			153,868	$1,454,070
Shares issued in reinvestment of distributions			34,048	322,152
Shares redeemed			(341,886)	(3,207,568)

Net increase (decrease)			(153,970)	$(1,431,346)

Year ended October 31, 2018
Shares sold			492,019	$4,681,884
Shares issued in reinvestment of distributions			82,563	787,630
Shares redeemed			(1,736,019)	(16,498,072)

Net increase (decrease)			(1,161,437)	$(11,028,558)

Class R6 Shares:
Six Months ended April 30, 2019
Shares sold	28,425,424	$274,478,125	5,011,514	$47,884,711
Shares issued in reinvestment of distributions	1,622,177	15,703,904	731,791	6,999,851
Shares redeemed	(21,629,105)	(208,303,195)	(6,044,662)	(57,493,864)

Net increase (decrease)	8,418,496	$81,878,834	(301,357)	$(2,609,302)

Year ended October 31, 2018
Shares sold	70,752,923	$691,874,381	16,699,247	$161,014,195
Shares issued in reinvestment of distributions	2,699,247	26,294,764	1,317,931	12,670,874
Shares redeemed	(27,828,421)	(270,862,584)	(12,370,887)	(118,615,197)

Net increase (decrease)	45,623,749	$447,306,561	5,646,291	$55,069,872

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	Franklin Low Duration Total Return Fund		Franklin Total Return Fund

	Shares	Amount	Shares	Amount

Advisor Class Shares:
Six Months ended April 30, 2019
Shares sold	8,756,168	$84,424,440	34,219,118	$328,004,419
Shares issued in reinvestment of distributions	346,076	3,345,856	1,130,536	10,818,088
Shares redeemed	(7,790,248)	(75,178,578)	(20,263,710)	(193,655,187)

Net increase (decrease)	1,311,996	$12,591,718	15,085,944	$145,167,320

Year ended October 31, 2018
Shares sold	12,420,216	$121,011,438	22,751,004	$220,031,575
Shares issued in reinvestment of distributions	625,164	6,089,056	1,828,038	17,566,461
Shares redeemed	(34,195,050)	(336,205,168)	(18,489,847)	(177,498,036)

Net increase (decrease)	(21,149,670)	$(209,104,674)	6,089,195	$60,100,000

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin Adjustable U.S. Government Securities Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.500%	Up to and including $5 billion
0.440%	Over $5 billion, up to and including $10 billion
0.410%	Over $10 billion, up to and including $15 billion
0.380%	In excess of $15 billion

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3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.650%	Up to and including $500 million

0.550%	Over $500 million, up to and including $1 billion

0.500%	Over $1 billion, up to and including $1.5 billion

0.450%	Over $1.5 billion, up to and including $6.5 billion

0.425%	Over $6.5 billion, up to and including $11.5 billion

0.400%	Over $11.5 billion, up to and including $16.5 billion

0.390%	Over $16.5 billion, up to and including $19 billion

0.380%	Over $19 billion, up to and including $21.5 billion

0.370%	In excess of $21.5 billion

Franklin Low Duration Total Return Fund and Franklin Total Return Fund pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets

0.625%	Up to and including $500 million

0.525%	Over $500 million, up to and including $1 billion

0.480%	Over $1 billion, up to and including $1.5 billion

0.435%	Over $1.5 billion, up to and including $6.5 billion

0.415%	Over $6.5 billion, up to and including $11.5 billion

0.400%	Over $11.5 billion, up to and including $16.5 billion

0.390%	Over $16.5 billion, up to and including $19 billion

0.380%	Over $19 billion, up to and including $21.5 billion

0.370%	In excess of $21.5 billion

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to Franklin Total Return Fund. The subadvisory fee is paid by Advisers based on each Fund’s average daily net assets, and is not an additional expense of the Funds.

For the period ended April 30, 2019, each Fund’s annualized gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
0.500%	0.502%	0.489%	0.474%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

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c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A and A1 reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund

Reimbursement Plans:
Class A	0.25%	0.25%	0.25%	0.25%
Class A1	0.10%	—%	—%	—%
Compensation Plans:
Class C	0.65%	0.65%	0.65%	0.65%
Class R	—	—	—	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$4,336	$16,090	$26,652	$79,069
CDSC retained	$3,940	$31,527	$14,355	$13,214

Effective March 1, 2019, certain front-end sales charges on Class A and A1 shares, if any, were lowered. Further details are disclosed in the Funds’ Prospectus.

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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3. Transactions with Affiliates (continued)

e. Transfer Agent Fees (continued)

For the period ended April 30, 2019, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund

Transfer agent fees	$282,886	$737,861	$544,579	$963,811

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended April 30, 2019, investments in affiliated management investment companies were as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Franklin Adjustable U.S. Government Securities Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	18,732,898	102,265,799	(82,218,890)	38,779,807	$38,779,807	$307,200	$—	$—

Franklin Floating Rate Daily Access Fund
Non-Controlled Affiliates
Franklin Lower Tier Floating Rate Fund	6,729,194	—	(6,729,194)[a]	—	$—	$2,769,895	$(11,845,737)	$—
Franklin Middle Tier Floating Rate Fund	6,837,495	—	—	6,837,495	60,785,328	2,563,174	—	(3,487,121)
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	219,846,906	208,563,744	(276,935,929)	151,474,721	151,474,721	1,900,032	—	—

Total Affiliated Securities					$212,260,049	$7,233,101	$(11,845,737)	$(3,487,121)

Franklin Low Duration Total Return Fund
Non-Controlled Affiliates
Franklin Lower Tier Floating Rate Fund	1,893,663	—	(1,893,663)[a]	—	$—	$779,477	$(1,828,483)	$—
Franklin Middle Tier Floating Rate Fund	2,389,308	—	—	2,389,308	$21,240,945	895,680	—	(1,218,546)
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	58,057,813	569,489,471	(489,777,698)	137,769,586	137,769,586	808,983	—	—

Total Affiliated Securities					$159,010,531	$2,484,140	$(1,828,483)	$(1,218,546)

Franklin Total Return Fund
Controlled Affiliates
Franklin Liberty Investment
Grade Corporate ETF	400,000	4,155,000	—	4,555,000	$110,322,100	$391,573	$—	$1,103,637
Franklin Liberty Senior Loan
ETF	299,900	615,000	—	914,900	23,007,631	438,501	—	(61,915)

Total Controlled Affiliates					$133,329,731	$830,074	$—	$1,041,722

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Franklin Total Return Fund
Non-Controlled Affiliates
Franklin Flexible Alpha Bond Fund, Class R6	10,172,940	—	—	10,172,940	$98,880,977	$1,645,107	$129,196 [b]	$(406,917)
Franklin Lower Tier Floating Rate Fund	997,589	—	(997,589)[a]	—	—	410,632	$(963,252)	$—
Franklin Middle Tier Floating Rate Fund	1,889,310	—	—	1,889,310	16,795,967	708,246	$—	(963,548)
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	39,095,058	728,251,304	(645,308,247)	122,038,115	122,038,115	838,385	—	—

Total Non-Controlled Affiliates					$237,715,059	$3,602,370	$(834,056)	$(1,370,465)

Total Affiliated Securities					$371,044,790	$4,432,444	$(834,056)	$(328,743)

aThe Fund sold shares of the affiliate through an in-kind transfer of common stocks and other equity interests, corporate bonds and senior floating rate interests securities and cash. See Note 6.

bIncludes capital gain distributions received.

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Low Duration Total Return Fund and Franklin Total Return Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class C, Class R and Advisor Class of the Funds do not exceed 0.44% and 0.60%, respectively, and for Class R6 do not exceed 0.30% and 0.49%, respectively, based on the average net assets of each class until February 29, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Funds’ fiscal year end.

Prior to March 1, 2019, expenses (excluding certain fees and expenses as previously disclosed) for Franklin Total Return Fund for Class A, Class C, and Advisor Class were limited to 0.63% and for Franklin Low Duration Total Return Fund expenses for Class R6 were limited to 0.28% based on the average net assets of each class.

For Franklin Adjustable U.S. Government Fund and Franklin Floating Rate Daily Access Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until February 29, 2020.

Prior to March 1, 2019, for Franklin Floating Rate Daily Access Fund the Class R6 transfer agent fees were limited to 0.02% based on the average net assets of the class.

h. Other Affiliated Transactions

At April 30, 2019, one or more of the funds in Franklin Fund Allocator Series owned a percentage of the following Funds’ outstanding shares:

Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund
0.2%	18.8%

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

i. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales (excluding in-kind transactions) for the period ended April 30, 2019, were as follows:

	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund

Purchases	$156,388	$44,009	$23,184

Sales	$ —	$ —	$ —

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended April 30, 2019, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At October 31, 2018, the capital loss carryforwards were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund

Capital loss carryforwards subject to expiration:
2019	$ 21,934,756	$ 10,282,409	$ 5,327,487	$ —
Capital loss carryforwards not subject to expiration:
Short term	22,082,842	16,361,915	38,583,747	81,811,543
Long term	96,340,256	173,848,030	68,039,297	117,031,294

Total capital loss carryforwards	$140,357,854	$200,492,354	$111,950,531	$198,842,837

At April 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund

Cost of investments	$772,762,120	$3,317,032,527	$3,143,733,326	$4,686,335,569

Unrealized appreciation	$ 3,240,642	$ 22,045,595	$ 24,629,872	$ 78,486,833
Unrealized depreciation	(5,711,711)	(128,251,414)	(38,600,103)	(67,182,207)

Net unrealized appreciation (depreciation)	$ (2,471,069)	$ (106,205,819)	$ (13,970,231)	$ 11,304,626

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, bond discounts and premiums, swaps, tax straddles, short term capital gains distributions from Underlying Funds and ETFs and financial futures transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and in-kind transactions) for the period ended April 30, 2019, were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund[a]	Franklin Low Duration Total Return Fund[b]	Franklin Total Return Fund[c]
Purchases	$60,514,715	$428,547,621	$736,811,226	$3,961,460,504
Sales	$106,165,299	$637,933,796	$572,054,613	$3,788,408,036

aPurchases and sales of investments excludes in-kind transactions of $48,327,921 and $57,966,627, respectively. See Note 3(f).

bPurchases and sales of investments excludes in-kind transactions of $13,599,965 and $16,312,394, respectively. See Note 3(f).

cPurchases and sales of investments excludes in-kind transactions of $7,164,514 and $8,593,432, respectively. See Note 3(f).

7. Credit Risk and Defaulted Securities

At April 30, 2019, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund had 71.0% and 12.4% and 13.6%, respectively, of their portfolio invested in high yield securities, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Franklin Total Return Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At April 30, 2019, the value of this security was $9,840,000, representing 0.2% Fund’s net assets. The Fund discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The security has been identified in the accompanying Consolidated Statement of Investments.

8. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares/ Units	Issuer	Acquisition Date	Cost	Value

Franklin Floating Rate Daily Access Fund
1,219,956	[a] Appvion Operations Inc.	6/14/18 - 4/12/19	$12,791,766	$16,994,453
170,300	[b] Remington Outdoor Co. Inc., Litigation Units	5/16/18 - 4/12/19	—	—

	Total Restricted Securities (Value is 0.5% of Net Assets)		$12,791,766	$16,994,453

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8. Restricted Securities (continued)

Principal Amount/ Shares/ Units	Issuer	Acquisition Date	Cost	Value

Franklin Low Duration Total Return Fund
24,739	[c] Appvion Operations Inc.	4/12/19	$334,607	$344,629
12,326,925	K2016470219 South Africa Ltd., A	4/15/13 - 2/01/17	92,077	8,624
1,226,701	K2016470219 South Africa Ltd., B	2/01/17	911	858
962,547	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	4/15/13 - 12/31/18	1,370,116	1,203
206,330	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 12/31/18	164,791	8,253
16,078	[d] Remington Outdoor Co. Inc., Litigation Units	5/16/18 - 4/12/19	—	—

	Total Restricted Securities (Value is 0.0%† of Net Assets)		$1,962,502	$363,567

Franklin Total Return Fund
13,033	[e] Appvion Operations Inc.	4/12/19	$176,272	$181,552
28,762,824	K2016470219 South Africa Ltd., A	4/15/13 - 2/01/17	221,469	20,124
2,862,311	K2016470219 South Africa Ltd., B	2/01/17	2,125	2,003
2,245,945	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	4/15/13 - 12/31/18	3,257,626	2,780
481,443	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 12/31/18	384,514	17,776
4,897	[f] Remington Outdoor Co. Inc., Litigation Units	4/12/19	—	—

	Total Restricted Securities (Value is 0.0%† of Net Assets)		$4,042,006	$224,235

† Rounds to less than 0.1% of net assets.

aThe Fund also invests in unrestricted securities of the issuer, valued at $45,635,382 as of April 30, 2019.

bThe Fund also invests in unrestricted securities of the issuer, valued at $3,979,650 as of April 30, 2019.

cThe Fund also invests in unrestricted securities of the issuer, valued at $564,616 as of April 30, 2019.

dThe Fund also invests in unrestricted securities of the issuer, valued at $375,732 as of April 30, 2019.

eThe Fund also invests in unrestricted securities of the issuer, valued at $297,442 as of April 30, 2019.

fThe Fund also invests in unrestricted securities of the issuer, valued at $114,442 as of April 30, 2019.

9. Other Derivative Information

At April 30, 2019, the investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value

Franklin Floating Rate Daily Access Fund
Credit contracts	Variation margin on centrally cleared swap contracts	$ —		Variation margin on centrally cleared swap contracts	$1,321,883	[a]

Franklin Low Duration Total Return Fund
Interest rate contracts	Variation margin on futures contracts	$1,406,215	[a]	Variation margin on futures contracts	$777,180	[a]

	Variation margin on centrally cleared swap contracts	829,617	[a]	Variation margin on centrally cleared swap contracts	—

	Unrealized appreciation on OTC swap contracts	45,433		Unrealized depreciation on OTC swap contracts	123,904

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	560,845		Unrealized depreciation on OTC forward exchange contracts	205,335

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	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value

Franklin Low Duration Total Return Fund (continued)
Credit contracts	Variation margin on centrally cleared swap contracts	$1,230,222	[a]	Variation margin on centrally cleared swap contracts	$—

	OTC swap contracts (upfront payments)	518,492		OTC swap contracts (upfront receipts)	4,934,528

	Unrealized appreciation on OTC swap contracts	4,230,681		Unrealized depreciation on OTC swap contracts	1,896,891

Inflation contracts	Variation margin on centrally cleared swap contracts	199,189	[a]	Variation margin on centrally cleared swap contracts	—

Totals		$9,020,694			$7,937,838

Franklin Total Return Fund
Interest rate contracts	Variation margin on futures contracts	$4,751,665	[a]	Variation margin on futures contracts	$277,899	[a]

	Unrealized appreciation on OTC swap contracts	81,777		Unrealized depreciation on OTC swap contracts	—

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	2,264,709		Unrealized depreciation on OTC forward exchange contracts	480,768

Credit contracts	Variation margin on centrally cleared swap contracts	—		Variation margin on centrally cleared swap contracts	85,401	[a]

	OTC swap contracts (upfront payments)	1,098,683		OTC swap contracts (upfront receipts)	11,069,485

	Unrealized appreciation on OTC swap contracts	8,495,238		Unrealized depreciation on OTC swap contracts	4,438,057

Inflation contracts	Variation margin on centrally cleared swap contracts	194,446	[a]	Variation margin on centrally cleared swap contracts	—

	Unrealized appreciation on OTC swap contracts	859,145		Unrealized depreciation on OTC swap contracts	—

Value recovery instruments	Investments in securities, at value	303,950	[b]

Totals		$18,049,613			$16,351,610

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statements of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Statements of Assets and Liabilities.

For the period ended April 30, 2019, the effect of derivative contracts in the Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Location	Net Realized Gain (Loss) for the Period	Statements of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Franklin Floating Rate Daily Access Fund
Credit contracts	Swap contracts	$454,432	Swap contracts	$ (548,717)

Franklin Low Duration Total Return Fund
Interest rate contracts	Futures contracts	$1,308,781	Futures contracts	$1,114,987

	Swap contracts	1,384,896	Swap contracts	1,841,888

Foreign exchange contracts	Forward exchange contracts	1,603,275	Forward exchange contracts	(176,618)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Other Derivative Information (continued)

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Location	Net Realized Gain (Loss) for the Period	Statements of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Franklin Low Duration Total Return Fund (continued)
Credit contracts	Swap contracts	$1,285,272	Swap contracts	$5,043,014
Inflation contracts	Swap contracts	—	Swap contracts	(328,656)

Totals		$5,582,224		$7,494,615

Franklin Total Return Fund
Interest rate contracts	Futures contracts	$9,558,294	Futures contracts	$13,824,630
	Swap contracts	1,610,027	Swap contracts	(1,452,242)
Foreign exchange contracts	Forward exchange contracts	3,418,872	Forward exchange contracts	629,652
Credit contracts	Swap contracts	3,178,179	Swap contracts	8,480,200
Inflation contracts	Swap contracts	—	Swap contracts	(766,612)
Value recovery instruments	Investments	—	Investments	59,480 [a]

Totals		$17,765,372		$20,775,108

aVRI are included in net change in unrealized appreciation (depreciation) on investments in the Statements of Operations.

For the period ended April 30, 2019, the average month end notional amount of futures contracts and swap contracts, and the average month end contract value for forward exchange contracts, and average month end fair value of VRI, were as follows:

	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund

Futures contracts	$—	$525,764,175	$722,495,831

Swap contracts	49,517,714	538,606,414	733,972,466

Forward exchange contracts	—	65,148,046	227,791,653

VRI	—	—	284,220

At April 30, 2019, the Funds’ OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statements of Assets and Liabilities

	Assets[a]	Liabilities[a]

Derivatives
Franklin Low Duration
Total Return Fund
Forward exchange contracts	$ 560,845	$ 205,335
Swap contracts	4,794,606	6,955,323

Total	$ 5,355,451	$ 7,160,658

Franklin Total
Return Fund
Forward exchange contracts	$ 2,264,709	$ 480,768
Swap contracts	10,534,843	15,507,542

Total	$ 12,799,552	$15,988,310

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At April 30, 2019, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statements of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a]	Cash Collateral Received	Net Amount (Not less than zero)

Franklin Low Duration Total Return Fund
Counterparty
BNDP	$ 99,911	$ (49,340)	$ —	$ —	$ 50,571
BOFA	1,386,940	—	—	(1,340,000)	46,940
BZWS	164,796	(164,796)	—	—	—
CITI	2,039,710	(2,039,710)	—	—	—
DBAB	86,658	—	(23,264)	—	63,394
GSCO	225,829	(172,551)	—	—	53,278
JPHQ	1,351,607	(1,351,607)	—	—	—

Total	$5,355,451	$(3,778,004)	$(23,264)	$(1,340,000)	$214,183

		Amounts Not Offset in the Statements of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received	Net Amount (Not less than zero)

Franklin Total Return Fund
Counterparty
BNDP	$ 223,537	$ (114,682)	$ (108,855)	$ —	$ —
BOFA	2,773,881	—	(2,709,764)	—	64,117
BZWS	445,282	(445,282)	—	—	—
CITI	3,736,606	(3,736,606)	—	—	—
DBAB	448,237	(28,813)	(210,424)	(209,000)	—
GSCO	914,780	(229,111)	—	(570,000)	115,669
JPHQ	4,257,229	(4,257,229)	—	—	—

Total	$12,799,552	$(8,811,723)	$(3,029,043)	$(779,000)	$179,786

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Other Derivative Information (continued)

At April 30, 2019, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statements of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)

Franklin Low Duration Total Return Fund
Counterparty
BNDP	$ 49,340	$ (49,340)	$ —	$ —	$ —
BOFA	—	—	—	—	—
BZWS	890,241	(164,796)	—	(280,000)	445,445
CITI	3,254,676	(2,039,710)	—	(1,214,966)	—
DBAB	—	—	—	—	—
GSCO	172,551	(172,551)	—	—	—
JPHQ	2,793,850	(1,351,607)	—	(1,442,243)	—

Total	$7,160,658	$(3,778,004)	$ —	$(2,937,209)	$445,445

		Amounts Not Offset in the Statements of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)

Franklin Total Return Fund
Counterparty
BNDP	$ 114,682	$ (114,682)	$ —	$ —	$ —
BOFA	—	—	—	—	—
BZWS	2,260,698	(445,282)	—	(890,000)	925,416
CITI	8,237,319	(3,736,606)	—	(4,500,000)	713
DBAB	28,813	(28,813)	—	—	—
GSCO	229,111	(229,111)	—	—	—
JPHQ	5,117,687	(4,257,229)	—	(360,000)	500,458

Total	$15,988,310	$(8,811,723)	$ —	$(5,750,000)	$1,426,587

aAt April 30, 2019, the Fund received U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(e) regarding derivative financial instruments.

See Abbreviations on page 157.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended April 30, 2019, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions[a]	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin Floating Rate Daily Access Fund
Non-Controlled Affiliates

						Dividends

Appvion Operations Inc.	1,132,044	87,912	—	1,219,956	$16,994,453	$ —	$ —	$ 4,223,503
Remington Outdoor Co. Inc.	1,458,043	350,889	—	1,808,932	3,979,650	—	—	(15,344,508)
Remington Outdoor Co. Inc., Litigation Units	137,266	33,034	—	170,300	—	—	—	—

					$20,974,103	$ —	$ —	$(11,121,005)

						Interest

Appvion Operations Inc., Term Loan, 8.60%, (3-month USD LIBOR + 6.00%), 6/15/26	53,498,450	1,998,887	(10,032,448)	45,464,889	$45,635,382	$1,934,914	$18,173	$ 125,882

Total Affiliated Securities (Value is 2.1% of Net Assets)					$66,609,485	$1,934,914	$18,173	$(10,995,123)

aGross additions were the result of an in-kind transfer of securities.

11. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended April 30, 2019, the Funds did not use the Global Credit Facility.

12. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

12. Fair Value Measurements (continued)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of April 30, 2019, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Franklin Adjustable U.S. Government Securities Fund
Assets:
Investments in Securities:[a]
Mortgage-Backed Securities	$—	$719,861,617	$—		$719,861,617
Short Term Investments	38,779,807	11,649,627	—		50,429,434

Total Investments in Securities	$38,779,807	$731,511,244	$—		$770,291,051

Franklin Floating Rate Daily Access Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Diversified Support Services	$—	$3,979,650	$—		$3,979,650
Forest Products	—	—	16,994,453		16,994,453
Oil & Gas Exploration & Production	—	10,170,283	—		10,170,283
All Other Equity Investments	60,785,328	—	—		60,785,328
Corporate Bonds	—	16,349,603	—		16,349,603
Senior Floating Rate Interests:
Personal Products	—	—	57,560,972		57,560,972
All Other Senior Floating Rate Interests	—	2,474,856,737	—		2,474,856,737
Escrows and Litigation Trusts	—	—	—	[c]	—
Asset-Backed Securities	—	422,243,024	—		422,243,024
Short Term Investments	151,474,721	—	—		151,474,721

Total Investments in Securities	$212,260,049	$2,927,599,297	$74,555,425		$3,214,414,771

Liabilities:
Other Financial Instruments:
Swap Contracts	$—	$1,321,883	$—		$1,321,883

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	Level 1	Level 2	Level 3		Total

Franklin Low Duration Total Return Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Commercial & Professional Services	$—	$375,732	$—		$375,732
Materials	31,593	—	344,629		376,222
Retailing	—	—	9,482		9,482
All Other Equity Investments	57,035,481	—	—		57,035,481
Corporate Bonds:
Retailing	—	34,475,444	9,456		34,484,900
All Other Corporate Bonds	—	782,470,882	—		782,470,882
Senior Floating Rate Interests	—	116,885,545	3,144,191		120,029,736
Foreign Government and Agency Securities	—	63,808,095	—		63,808,095
U.S. Government and Agency Securities	—	593,580,517	—		593,580,517
Marketplace Loans	—	—	16,805,649		16,805,649
Asset-Backed Securities and Commercial
Mortgage-Backed Securities	—	1,272,759,324	—		1,272,759,324
Mortgage-Backed Securities	—	20,633,286	—		20,633,286
Municipal Bonds	—	22,357,685	—		22,357,685
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	137,769,586	2,060,000	—		139,829,586

Total Investments in Securities	$194,836,660	$2,909,406,510	$20,313,407		$3,124,556,577

Other Financial Instruments:
Futures Contracts	$1,406,215	$—	$—		$1,406,215
Forward Exchange Contracts	—	560,845	—		560,845
Swap Contracts	—	6,535,142	—		6,535,142

Total Other Financial Instruments	$1,406,215	$7,095,987	$—		$8,502,202

Liabilities:
Other Financial Instruments:
Futures Contracts	$777,180	$—	$—		$777,180
Forward Exchange Contracts	—	205,335	—		205,335
Swap Contracts	—	2,020,795	—		2,020,795

Total Other Financial Instruments	$777,180	$2,226,130	$—		$3,003,310

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

12. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3		Total

Franklin Total Return Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Commercial & Professional Services	$—	$114,442	$—		$114,442
Consumer Services	—	—	34,113		34,113
Materials	158,397	—	181,552		339,949
Retailing	—	—	22,127		22,127
All Other Equity Investments	252,094,531	—	—		252,094,531
Corporate Bonds:
Retailing	—	40,031,014	20,556		40,051,570
All Other Corporate Bonds	—	912,931,872	—		912,931,872
Senior Floating Rate Interests	—	183,463,533	1,656,372		185,119,905
Foreign Government and Agency Securities	—	129,454,362	—		129,454,362
U.S. Government and Agency Securities	—	717,720,097	—		717,720,097
Asset-Backed Securities and Commercial
Mortgage-Backed Securities:
Banks	—	21,752,516	11,064		21,763,580
All Other Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	1,231,594,410	—		1,231,594,410
Mortgage-Backed Securities	—	1,002,223,822	—		1,002,223,822
Municipal Bonds	—	81,297,478	—		81,297,478
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	122,038,115	—	—		122,038,115

Total Investments in Securities	$374,291,043	$4,320,583,546	$1,925,784		$4,696,800,373

Other Financial Instruments:
Futures Contracts	$4,751,665	$—	$—		$4,751,665
Forward Exchange Contracts	—	2,264,709	—		2,264,709
Swap Contracts.	—	9,630,606	—		9,630,606

Total Other Financial Instruments	$4,751,665	$11,895,315	$—		$16,646,980

Liabilities:
Other Financial Instruments:
Futures Contracts	$277,899	$—	$—		$277,899
Forward Exchange Contracts	—	480,768	—		480,768
Swap Contracts.	—	4,523,458	—		4,523,458

Total Other Financial Instruments	$277,899	$5,004,226	$—		$5,282,125

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks and management investment companies as well as other equity interests.

cIncludes securities determined to have no value at April 30, 2019.

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A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period. At April 30, 2019, the reconciliation of assets is as follows:

	Balance at Beginning of Period	Purchases	Sales	Transfer Into Level 3	Transfer Out of Level 3[a]	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Franklin Floating Rate Daily Access Fund
Assets:
Investments in Securities:
Equity Investments:[c]
Diversified Support Services	$18,876,774[d]	$447,384	$—	$—	$(1,458,043)	$—	$—	$(17,866,115)	$—	$—
Forest Products	11,581,914	1,189,036	—	—	—	—	—	4,223,503	16,994,453	4,223,503
Senior Floating Rate Interests:
Personal Products	45,928,772	11,146,386	—	—	—	657,816	—	(172,002)	57,560,972	(172,002)
Escrows and Litigation Trusts	—	—[d,e]	—	—	—	—	—	—	—[d]	—

Total Investments in Securities	$76,387,460	$12,782,806	$—	$—	$(1,458,043)	$657,816	$—	$(13,814,614)	$74,555,425	$4,051,501

aThe investments were transferred out of Level 3 as a result of the availability of a quoted price in an active market for identical securities and other significant observable valuation inputs. May include amounts related to a corporate action.

bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

cIncludes common stocks and other equity interests.

dIncludes securities determined to have no value.

eIncludes securities received as a result of an in-kind transfer.

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12. Fair Value Measurements (continued)

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of April 30, 2019, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Input	Amount/Range (Weighted Averagea)		Impact to Fair Value if Input Increases[b]

Franklin Floating Rate Daily Access Fund
Assets:
Investments in Securities:
Equity Investments:
Forest Products	$16,994,453	Discounted cash flow	Weighted average cost of capital	14.7%		Decrease[c]

			Total Unlevered Free Cashflows	$154.7 mil		Increase[d]

			Discount Lack Of Marketability	20.0%		Decrease[d]

			Long Term Growth	0.5%		Increase

Senior Floating Rate Interests:
Personal Products	56,345,714	Discounted cash flow	Discount rate	11.4%-12.3% (12.1%	)	Decrease

			Free cash flow	15.2 - $61.6 mil		Increase[d]

All other investments[e]	1,215,258[f]

Total	$74,555,425

aWeighted based on the relative fair value of the financial instruments.

bRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

cRepresents a significant impact to fair value and net assets.

dRepresents a significant impact to fair value but not net assets.

eIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using private transaction prices or non-public third party pricing information which is unobservable.

fIncludes securities determined to have no value at April 30, 2019.

13. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio

BNDP	BNP Paribas SA	BRL	Brazilian Real	AGMC	Assured Guaranty Municipal Corp.
BOFA	Bank of America Corp.	COP	Colombian Peso	ARM	Adjustable Rate Mortgage
BZWS	Barclays Bank PLC	DOP	Dominican Peso	CLO	Collateralized Loan Obligation
CITI	Citigroup, Inc.	EUR	Euro	CMT	Constant Maturity Treasury Index
CME	Chicago Mercantile Exchange	JPY	Japanese Yen	COF	Cost of Funds
DBAB	Deutsche Bank AG	USD	United States Dollar	ETF	Exchange Traded Fund
GSCO	The Goldman Sachs Group, Inc.	UYU	Uruguayan Peso	FRN	Floating Rate Note
JPHQ	JP Morgan Chase & Co.	ZAR	South Africa C Rand	GDP	Gross Domestic Product
				GO	General Obligation
				IO	Interest Only
				LIBOR	London InterBank Offered Rate
				MBS	Mortgage-Backed Security
				MFM	Multi-Family Mortgage
				PIK	Payment-In-Kind
				REIT	Real Estate Investment Trust
				SF	Single Family
				T-Bill	Treasury Bill
				T-Note	Treasury Note
				VRI	Value Recovery Instruments

Index

CDX.NA.HY.Series number	CDX North America High Yield Index
CDX.NA.IG.Series number	CDX North America Investment Grade Index
MCDX.NA.Series number	MCDX North America Index

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN INVESTORS SECURITIES TRUST

Franklin Adjustable U.S. Government Securities Fund

Franklin Floating Rate Daily Access Fund

Franklin Low Duration Total Return Fund

Franklin Total Return Fund

(each a Fund)

At an in-person meeting held on February 26, 2019 (Meeting), the Board of Trustees (Board) of Franklin Investors Securities Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (FAI) and the Trust, on behalf of each Fund and the investment sub-advisory agreement between FAI and Franklin Templeton Institutional, LLC (Sub-Adviser), an affiliate of FAI, on behalf of the Franklin Total Return Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate. FAI and the Sub-Adviser are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to FAI by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by each Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by each Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for each Fund.

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SHAREHOLDER INFORMATION

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2018. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Adjustable U.S. Government Securities Fund – The Performance Universe for this Fund included the Fund and all retail and institutional ultra-short obligation funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median and in the first quintile (the best) of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median and in the fifth quintile (the worst) or fourth quintile of its Performance Universe. The Board further noted management’s explanation that the Fund invests only in plain vanilla ARM securities issued or guaranteed by the U.S. government or its related agencies (such as Fannie Mae or Freddie Mac), so it tends to underperform its Broadridge peers, many of which invest in a broader range of asset types, during periods of decreasing risk premiums. Given the Fund’s income-oriented investment objective and management’s explanation, the Board concluded that the Fund’s performance was satisfactory.

Franklin Floating Rate Daily Access Fund – The Performance Universe for this Fund included the Fund and all retail and institutional loan participation funds. The Board noted that the Fund’s annualized income return for the 10-year period was below the median of its Performance Universe, but for the one-, three- and five-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the 10-year period was below the median of its Performance Universe, but for the one-, three- and five-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Low Duration Total Return Fund – The Performance Universe for this Fund included the Fund and all retail and institutional short investment-grade debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted that the Fund’s annualized total return for each of the three- and 10-year periods, while below the median, outperformed the Fund’s benchmark and exceeded 1.0%.

Franklin Total Return Fund – The Performance Universe for this Fund included the Fund and all retail and institutional core plus bond funds. The Board noted that the Fund’s annualized income return for the one-, three- and five-year periods was below the median of its Performance Universe, but for the 10-year period was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board discussed the performance of the Fund with management and noted a number of changes to the investment process being implemented by the portfolio management team to address the Fund’s underperformance, in particular in the areas of macroeconomic analysis, quantitative modeling and portfolio construction. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and these process improvements monitored.

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SHAREHOLDER INFORMATION

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for the Funds and for Class A shares and Class M shares for funds in the Expense Group with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin Adjustable U.S. Government Securities Fund – The Expense Group for the Fund included the Fund and one other ultra-short obligation fund, one short U.S. government fund, one short-intermediate investment-grade debt fund, and one short investment-grade debt fund. The Board noted that no quintile information was provided because of the small size of the Expense Group. The Board further noted that the Management Rate for the Fund was slightly above the median of its Expense Group and its actual total expense ratio was above the median of its Expense Group. In concluding that the Management Rate charged to the Fund is reasonable, the Board noted the limited and diverse nature of the Expense Group.

Franklin Floating Rate Daily Access Fund – The Expense Group for the Fund included the Fund and 13 other loan participation funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians and in the 1st quintile (least expensive) of the Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Franklin Low Duration Total Return Fund – The Expense Group for the Fund included the Fund and nine other short investment-grade debt funds. The Board noted that the Management Rate was above the median of and the highest (most expensive) in its Expense Group. The Board also noted that the actual total expense ratio for the Fund was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that the actual total expense ratio for the Fund reflected a fee waiver from management.

Franklin Total Return Fund – The Expense Group for the Fund included the Fund and ten other core plus bond funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were above the medians of its Expense Group. The Board also noted management’s proposal to reduce the current cap on the Fund’s actual total expense ratio from 0.63% to 0.60% (excluding Rule 12b-1 fees) effective April 1, 2019 in response to a request from the Independent Trustees. The Board further noted that the Sub-Adviser was paid by FAI out of the management fee FAI received from the Fund. Based on the above considerations, the Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged to periodically review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual

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SHAREHOLDER INFORMATION

fund operations conducted by each Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which each Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as each Fund grows larger and whether each Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments each Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that the Franklin Adjustable U.S. Government Securities Fund had experienced a decrease in assets and would not be expected to demonstrate additional economies of scale in the near term, but concluded that to the extent economies of scale may be realized by a Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Franklin Investors Securities Trust

Investment Manager
Franklin Advisers, Inc.

Subadvisor
Franklin Templeton Institutional, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

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© 2019 Franklin Templeton Investments. All rights reserved.	FIST2 S 06/19

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration

Date	June 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration

Date	June 26, 2019

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer

Date	June 26, 2019